FINANCIAL STATEMENTS

Principal Life Insurance Co Separate Account B

Years Ended December 31, 2025 and 2024

With Report of Independent Registered Public Accounting Firm

Principal Life Insurance Co

Separate Account B

Financial Statements

Years Ended December 31, 2025 and 2024

Contents

Audited Financial Statements

Statements of Assets and Liabilities	1
Statements of Operations	1
Statements of Changes in Net Assets	43
Notes to Financial Statements	85

Ernst & Young LLP Suite 3100 801 Grand Avenue Des Moines, IA 50309-2764	Tel: +1 515 243 2727 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Principal Life Insurance Company and Contract Owners of Principal Life Insurance Co Separate Account B

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Principal Life Insurance Co Separate Account B (the “Separate Account”), as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 1970.

April 2, 2026

A member firm of Ernst & Young Global Limited

Appendix:

Subaccounts comprising Principal Life Insurance Co Separate Account B

Sub Account	Statement of operations	Statements of changes in net assets

AllianceBernstein VPS Discovery Value Portfolio – Class A

AllianceBernstein VPS Small Cap Growth Portfolio – Class A

ALPS Global Opportunity Portfolio – Class III

American Funds Insurance Series - American High-Income Trust – Class 2 Shares

American Funds Insurance Series - Asset Allocation Fund – Class 2 Shares

American Funds Insurance Series - Asset Allocation Fund – Class 4 Shares

American Funds Insurance Series - Global Small Capitalization Fund – Class 2 Shares

American Funds Insurance Series - Global Small Capitalization Fund – Class 4 Shares

American Funds Insurance Series - Managed Risk Asset Allocation Fund – Class P2 Shares

American Funds Insurance Series - Managed Risk Growth Fund – Class P2 Shares

American Funds Insurance Series - Managed Risk International Fund – Class P2 Shares

American Funds Insurance Series - New World Fund – Class 2 Shares

American Funds Insurance Series - New World Fund – Class 4 Shares

American Funds Insurance Series - Washington Mutual Investors Fund – Class 2 Shares

American Funds Insurance Series - Washington Mutual Investors Fund – Class 4 Shares

BlackRock 60/40 Target Allocation ETF V.I. Fund – Class III

BlackRock Advantage SMID Cap V.I. Fund – Class III

BlackRock Global Allocation V.I. Fund – Class III

BNY Mellon IP MidCap Stock Portfolio – Service Shares

BNY Mellon IP Technology Growth Portfolio – Service Shares

ClearBridge Variable Small Cap Growth Portfolio – Class II Shares

Columbia VP - Limited Duration Credit Fund – Class 2

Columbia VP - Small Cap Value Fund – Class 2

Core Plus Bond Account – Class 1

CVT EAFE International Index Portfolio – Class F

CVT Investment Grade Bond Index Portfolio – Class F

CVT Nasdaq 100 Index Portfolio – Class F

CVT Russell 2000 Small Cap Index Portfolio – Class F

CVT S&P MidCap 400 Index Portfolio – Class F

Diversified Balanced Account – Class 1

Diversified Balanced Account – Class 2

Diversified Balanced Adaptive Allocation Account – Class 2

Diversified Balanced Strategic Allocation Account – Class 2

Diversified Growth Account – Class 2

Diversified Growth Adaptive Allocation Account – Class 2

Diversified Growth Strategic Allocation Account – Class 2

Diversified Income Account – Class 2

Diversified International Account – Class 1

DWS Alternative Asset Allocation VIP – Class B

DWS Small Mid Cap Value VIP – Class B

EQ Advisors Trust 1290 VT Convertible Securities Portfolio – Class IB

EQ Advisors Trust 1290 VT GAMCO Small Company Value Portfolio – Class IB

EQ Advisors Trust 1290 VT Micro Cap Portfolio – Class IB

EQ Advisors Trust 1290 VT SmartBeta Equity ESG Portfolio – Class IB

EQ Advisors Trust 1290 VT Socially Responsible Portfolio – Class IB

Equity Income Account – Class 1

Equity Income Account – Class 2

Fidelity VIP Contrafund® Portfolio – Service Class

	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025

A member firm of Ernst & Young Global Limited

Fidelity VIP Contrafund® Portfolio – Service Class 2

Fidelity VIP Energy Portfolio – Service Class 2

Fidelity VIP Equity-Income Portfolio – Service Class 2

Fidelity VIP Freedom 2020 Portfolio – Service Class 2

Fidelity VIP Freedom 2030 Portfolio – Service Class 2

Fidelity VIP Freedom 2040 Portfolio – Service Class 2

Fidelity VIP Freedom 2050 Portfolio – Service Class 2

Fidelity VIP Government Money Market Portfolio – Initial Class

Fidelity VIP Government Money Market Portfolio – Service Class 2

Fidelity VIP Growth Portfolio – Service Class

Fidelity VIP Growth Portfolio – Service Class 2

Fidelity VIP Health Care Portfolio – Service Class 2

Fidelity VIP Mid Cap Portfolio – Service Class

Fidelity VIP Mid Cap Portfolio – Service Class 2

Fidelity VIP Overseas Portfolio – Service Class 2

Franklin Templeton VIP Trust - Franklin Global Real Estate VIP Fund – Class 2

Franklin Templeton VIP Trust - Franklin Income VIP Fund – Class 4

Franklin Templeton VIP Trust - Franklin Rising Dividends VIP Fund – Class 4

Franklin Templeton VIP Trust - Franklin Small Cap Value VIP Fund – Class 2

Franklin Templeton VIP Trust - Franklin U.S. Government Securities VIP Fund – Class 2

Franklin Templeton VIP Trust - Templeton Global Bond VIP Fund – Class 4

Franklin Templeton VIP Trust - Templeton Growth VIP Fund – Class 2

Global Emerging Markets Account – Class 1

Goldman Sachs VIT - Mid Cap Value Fund – Institutional Shares

Goldman Sachs VIT - Mid Cap Value Fund – Service Shares

Goldman Sachs VIT - Small Cap Equity Insights Fund – Institutional Shares

Goldman Sachs VIT - Small Cap Equity Insights Fund – Service Shares

Government & High Quality Bond Account – Class 1

Guggenheim Investments VIF Global Managed Futures Strategy Fund

Guggenheim Investments VIF Multi-Hedge Strategies Fund

Guggenheim Investments VIF – Series F (Guggenheim Floating Rate Strategies Series)

Invesco V.I. American Franchise Fund – Series I Shares

Invesco V.I. American Value Fund – Series I Shares

Invesco V.I. Balanced-Risk Allocation Fund – Series II Shares

Invesco V.I. Core Equity Fund – Series I Shares

Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares

Invesco V.I. EQV International Equity Fund – Series I Shares

Invesco V.I. EQV International Equity Fund – Series II Shares

Invesco V.I. Health Care Fund – Series I Shares

Invesco V.I. Health Care Fund – Series II Shares

Invesco V.I. Main Street Small Cap Fund – Series II Shares

Invesco V.I. Small Cap Equity Fund – Series I Shares

Invesco V.I. Technology Fund – Series I Shares

Janus Henderson Global Sustainable Equity Portfolio – Service Shares

Janus Henderson Series Balanced Portfolio – Service Shares

Janus Henderson Series Enterprise Portfolio – Service Shares

Janus Henderson Series Flexible Bond Portfolio – Service Shares

Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares

LargeCap Growth Account I – Class 1

LargeCap S&P 500 Index Account – Class 1

LargeCap S&P 500 Index Account – Class 2

Macquarie VIP Small Cap Value Series – Service Class

MFS® International Intrinsic Value Portfolio – Service Class

MFS® New Discovery Series – Service Class

MFS® Utilities Series – Service Class

MFS® Value Series – Service Class

A member firm of Ernst & Young Global Limited

MidCap Account – Class 1

MidCap Account – Class 2

Neuberger Berman AMT Mid Cap Growth Portfolio – S Class Shares

Neuberger Berman AMT Quality Equity Portfolio – I Class Shares (1)

Neuberger Berman AMT Quality Equity Portfolio – S Class Shares (2)

PIMCO VIT All Asset Portfolio – Administrative Class

PIMCO VIT All Asset Portfolio – Advisor Class

PIMCO VIT CommodityReal Return® Strategy Portfolio – M Class

PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class

PIMCO VIT High Yield Portfolio – Administrative Class

PIMCO VIT Low Duration Portfolio – Advisor Class

PIMCO VIT Total Return Portfolio – Administrative Class

Principal Capital Appreciation Account – Class 1

Principal Capital Appreciation Account – Class 2

Principal LifeTime 2020 Account – Class 1

Principal LifeTime 2030 Account – Class 1

Principal LifeTime 2040 Account – Class 1

Principal LifeTime 2050 Account – Class 1

Principal LifeTime Strategic Income Account – Class 1

Real Estate Securities Account – Class 1

Real Estate Securities Account – Class 2

Rydex VI Basic Materials Fund

Rydex VI Commodities Strategy Fund

Rydex VI NASDAQ 100 Fund

SAM Balanced Portfolio – Class 1

SAM Balanced Portfolio – Class 2

SAM Conservative Balanced Portfolio – Class 1

SAM Conservative Balanced Portfolio – Class 2

SAM Conservative Growth Portfolio – Class 1

SAM Conservative Growth Portfolio – Class 2

SAM Flexible Income Portfolio – Class 1

SAM Flexible Income Portfolio – Class 2

SAM Strategic Growth Portfolio – Class 1

SAM Strategic Growth Portfolio – Class 2

Short-Term Income Account – Class 1

SmallCap Account – Class 1

SmallCap Account – Class 2

T. Rowe Price Blue Chip Growth Portfolio – II

T. Rowe Price Health Sciences Portfolio – II

The Merger Fund VL

TOPS® Aggressive Growth ETF Portfolio - Investor Class Shares

TOPS® Balanced ETF Portfolio - Investor Class Shares

TOPS® Conservative ETF Portfolio - Investor Class Shares

TOPS® Growth ETF Portfolio - Investor Class Shares

TOPS® Moderate Growth ETF Portfolio - Investor Class Shares

U.S. LargeCap S&P 500 Index Buffer April Account – Class 2 (3)

U.S. LargeCap S&P 500 Index Buffer January Account – Class 2 (4)

U.S. LargeCap S&P 500 Index Buffer July Account – Class 2 (5)

U.S. LargeCap S&P 500 Index Buffer October Account – Class 2 (6)

VanEck VIP Trust Global Gold Fund – Class S Shares

VanEck VIP Trust Global Resources Fund – Class S Shares

American Funds Insurance Series – Growth-Income Fund – Class 2 Shares American Funds Insurance Series – Growth-Income Fund – Class 4 Shares	For the year ended December 31, 2025	For the year ended December 31, 2025 and for the period from June 3, 2024 (date fund made available) through December 31, 2024

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LVIP American Century Capital Appreciation Fund – Standard Class II

LVIP American Century Disciplined Core Value Fund – Standard Class II

LVIP American Century Inflation Protection Fund – Service Class

LVIP American Century Mid Cap Value Fund – Service Class

LVIP American Century Ultra Fund – Service Class

LVIP American Century Ultra Fund – Standard Class II

LVIP American Century Value Fund – Service Class

	For the year ended December 31, 2025	For the year ended December 31, 2025 and for the period from April 26, 2024 (date fund made available) through December 31, 2024
Blue Chip Account – Class 2	For the period from May 1, 2025 (date fund made available) through December 31, 2025

(1)	Represented the operations of Neuberger Berman AMT Sustainable Equity Portfolio – I Class Shares until July 30, 2025

(2)	Represented the operations of Neuberger Berman AMT Sustainable Equity Portfolio – S Class Shares until July 30, 2025

(3)	Represented the operations of U.S. LargeCap Buffer April Account – Class 2 until May 31, 2025

(4)	Represented the operations of U.S. LargeCap Buffer January Account – Class 2 until May 31, 2025

(5)	Represented the operations of U.S. LargeCap Buffer July Account – Class 2 until May 31, 2025

(6)	Represented the operations of U.S. LargeCap Buffer October Account – Class 2 until May 31, 2025

A member firm of Ernst & Young Global Limited

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

				American Funds
	AllianceBernstein	AllianceBernstein	ALPS Global	Insurance Series
	VPS Discovery	VPS Small Cap	Opportunity	– American
	Value Portfolio	Growth Portfolio	Portfolio	High-Income Trust
	– Class A	– Class A	– Class III	– Class 2 Shares
Assets
Investments in shares of mutual funds, at fair value	$1,952,726	$2,129,686	$755,327	$899,299
Total assets	1,952,726	2,129,686	755,327	899,299
Total liabilities	—	—	—	—
Net assets	$1,952,726	$2,129,686	$755,327	$899,299

Net assets
Applicable to accumulation units	$1,952,726	$2,129,686	$755,327	$899,299
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$1,952,726	$2,129,686	$755,327	$899,299

Investments in shares of mutual funds, at cost	$2,108,057	$1,892,313	$750,255	$900,192

Shares of mutual funds owned	117,705	159,887	61,012	99,041

Accumulation units outstanding	86,592	33,578	44,010	58,957
Annuitized units outstanding	—	—	—	—
Total units outstanding	86,592	33,578	44,010	58,957

Statements of Operations

Year ended December 31, 2025

				American Funds
	AllianceBernstein	AllianceBernstein	ALPS Global	Insurance Series
	VPS Discovery	VPS Small Cap	Opportunity	– American
	Value Portfolio	Growth Portfolio	Portfolio	High-Income Trust
	– Class A	– Class A	– Class III	– Class 2 Shares
Net investment income (loss)
Investment income:
Dividends	$16,940	$—	$48,765	$58,835

Expenses:
Mortality and expense risks	26,038	27,711	4,934	11,565
Administrative charges	2,935	3,326	1,190	463
Separate account rider charges	1	—	—	—
Net investment income (loss)	(12,034)	(31,037)	42,641	46,807

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(177,300)	(533,099)	(54,789)	(31,669)
Capital gains distributions	219,174	—	11,568	—
Total realized gains (losses) on investments	41,874	(533,099)	(43,221)	(31,669)

Change in net unrealized appreciation (depreciation) of investments	(18,940)	633,281	8,068	45,875

Net gains (losses) on investments	10,900	69,145	7,488	61,013
Net increase (decrease) in net assets resulting from operations	$10,900	$69,145	$7,488	$61,013

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

			American Funds	American Funds
	American Funds	American Funds	Insurance Series	Insurance Series
	Insurance Series	Insurance Series	– Global Small	– Global Small
	– Asset Allocation	– Asset Allocation	Capitalization	Capitalization
	Fund – Class 2	Fund – Class 4	Fund – Class 2	Fund – Class 4
	Shares	Shares	Shares	Shares
Assets
Investments in shares of mutual funds, at fair value	$2,644,805	$32,846,621	$962,720	$3,371,157
Total assets	2,644,805	32,846,621	962,720	3,371,157
Total liabilities	—	—	—	—
Net assets	$2,644,805	$32,846,621	$962,720	$3,371,157

Net assets
Applicable to accumulation units	$2,644,805	$32,846,621	$962,720	$3,371,157
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$2,644,805	$32,846,621	$962,720	$3,371,157

Investments in shares of mutual funds, at cost	$2,427,415	$30,629,082	$950,811	$2,990,896

Shares of mutual funds owned	97,775	1,226,994	50,563	177,710

Accumulation units outstanding	121,225	1,757,491	59,645	232,331
Annuitized units outstanding	—	—	—	—
Total units outstanding	121,225	1,757,491	59,645	232,331

Statements of Operations

Year ended December 31, 2025

			American Funds	American Funds
	American Funds	American Funds	Insurance Series	Insurance Series
	Insurance Series	Insurance Series	– Global Small	– Global Small
	– Asset Allocation	– Asset Allocation	Capitalization	Capitalization
	Fund – Class 2	Fund – Class 4	Fund – Class 2	Fund – Class 4
	Shares	Shares	Shares	Shares
Net investment income (loss)
Investment income:
Dividends	$53,113	$561,120	$3,220	$6,323

Expenses:
Mortality and expense risks	33,756	181,848	12,012	21,190
Administrative charges	3,705	44,396	1,096	4,989
Separate account rider charges	103	—	—	—
Net investment income (loss)	15,549	334,876	(9,888)	(19,856)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	24,662	83,587	(115,822)	(510,231)
Capital gains distributions	202,158	2,130,328	21,243	75,816
Total realized gains (losses) on investments	226,820	2,213,915	(94,579)	(434,415)

Change in net unrealized appreciation (depreciation) of investments	120,786	1,583,808	208,823	899,370

Net gains (losses) on investments	363,155	4,132,599	104,356	445,099
Net increase (decrease) in net assets resulting from operations	$363,155	$4,132,599	$104,356	$445,099

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

			American Funds
	American Funds	American Funds	Insurance Series	American Funds
	Insurance Series	Insurance Series	– Managed Risk	Insurance Series
	– Growth-Income	– Growth-Income	Asset Allocation	– Managed Risk
	Fund – Class 2	Fund – Class 4	Fund – Class P2	Growth Fund
	Shares	Shares	Shares	– Class P2 Shares
Assets
Investments in shares of mutual funds, at fair value	$102,935	$1,637,560	$7,997,427	$8,508,889
Total assets	102,935	1,637,560	7,997,427	8,508,889
Total liabilities	—	—	—	—
Net assets	$102,935	$1,637,560	$7,997,427	$8,508,889

Net assets
Applicable to accumulation units	$102,935	$1,637,560	$7,997,427	$8,508,889
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$102,935	$1,637,560	$7,997,427	$8,508,889

Investments in shares of mutual funds, at cost	$99,604	$1,643,775	$7,612,245	$7,246,397

Shares of mutual funds owned	1,553	25,283	615,187	602,612

Accumulation units outstanding	7,935	125,553	510,519	384,624
Annuitized units outstanding	—	—	—	—
Total units outstanding	7,935	125,553	510,519	384,624

Statements of Operations

Year ended December 31, 2025

			American Funds
	American Funds	American Funds	Insurance Series	American Funds
	Insurance Series	Insurance Series	– Managed Risk	Insurance Series
	– Growth-Income	– Growth-Income	Asset Allocation	– Managed Risk
	Fund – Class 2	Fund – Class 4	Fund – Class P2	Growth Fund
	Shares	Shares	Shares	– Class P2 Shares
Net investment income (loss)
Investment income:
Dividends	$748	$10,641	$222,244	$112,203

Expenses:
Mortality and expense risks	496	7,072	55,686	52,106
Administrative charges	28	1,768	13,216	12,421
Separate account rider charges	—	—	—	—
Net investment income (loss)	224	1,801	153,342	47,676

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(160)	1,181	(64,988)	(279,260)
Capital gains distributions	1,619	202,861	559,213	343,522
Total realized gains (losses) on investments	1,459	204,042	494,225	64,262

Change in net unrealized appreciation (depreciation) of investments	3,423	(5,909)	232,150	879,479

Net gains (losses) on investments	5,106	199,934	879,717	991,417
Net increase (decrease) in net assets resulting from operations	$5,106	$199,934	$879,717	$991,417

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

 December 31, 2025

				American Funds
	American Funds			Insurance Series
	Insurance Series	American Funds	American Funds	– Washington
	– Managed Risk	Insurance Series	Insurance Series	Mutual Investors
	International Fund	– New World Fund	– New World Fund	Fund – Class 2
	– Class P2 Shares	– Class 2 Shares	– Class 4 Shares	Shares
Assets
Investments in shares of mutual funds, at fair value	$577,215	$1,230,491	$7,740,672	$2,967,909
Total assets	577,215	1,230,491	7,740,672	2,967,909
Total liabilities	—	—	—	—
Net assets	$577,215	$1,230,491	$7,740,672	$2,967,909

Net assets
Applicable to accumulation units	$577,215	$1,230,491	$7,740,672	$2,967,909
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$577,215	$1,230,491	$7,740,672	$2,967,909

Investments in shares of mutual funds, at cost	$544,990	$1,077,013	$6,396,219	$2,434,471

Shares of mutual funds owned	62,133	38,417	244,108	166,830

Accumulation units outstanding	57,277	65,814	468,024	111,107
Annuitized units outstanding	—	—	—	—
Total units outstanding	57,277	65,814	468,024	111,107

Statements of Operations

Year ended December 31, 2025

				American Funds
	American Funds			Insurance Series
	Insurance Series	American Funds	American Funds	– Washington
	– Managed Risk	Insurance Series	Insurance Series	Mutual Investors
	International Fund	– New World Fund	– New World Fund	Fund – Class 2
	– Class P2 Shares	– Class 2 Shares	– Class 4 Shares	Shares
Net investment income (loss)
Investment income:
Dividends	$6,416	$12,849	$65,593	$41,690

Expenses:
Mortality and expense risks	3,327	15,284	45,281	38,206
Administrative charges	776	1,437	10,948	3,634
Separate account rider charges	—	56	—	144
Net investment income (loss)	2,313	(3,928)	9,364	(294)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(9,189)	25,708	(216,433)	140,170
Capital gains distributions	—	48,422	306,055	214,291
Total realized gains (losses) on investments	(9,189)	74,130	89,622	354,461

Change in net unrealized appreciation (depreciation) of investments	76,851	201,390	1,634,012	86,169

Net gains (losses) on investments	69,975	271,592	1,732,998	440,336
Net increase (decrease) in net assets resulting from operations	$69,975	$271,592	$1,732,998	$440,336

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

	American Funds
	Insurance Series
	– Washington	BlackRock 60/40	BlackRock
	Mutual Investors	Target Allocation	Advantage SMID	BlackRock Global
	Fund – Class 4	ETF V.I. Fund	Cap V.I. Fund	Allocation V.I.
	Shares	– Class III	– Class III	Fund – Class III
Assets
Investments in shares of mutual funds, at fair value	$19,165,476	$19,828,004	$2,515,854	$4,067,588
Total assets	19,165,476	19,828,004	2,515,854	4,067,588
Total liabilities	—	—	—	—
Net assets	$19,165,476	$19,828,004	$2,515,854	$4,067,588

Net assets
Applicable to accumulation units	$19,165,476	$19,828,004	$2,515,854	$4,067,588
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$19,165,476	$19,828,004	$2,515,854	$4,067,588

Investments in shares of mutual funds, at cost	$15,845,592	$17,756,844	$2,461,217	$4,529,876

Shares of mutual funds owned	1,092,050	1,347,927	243,548	304,916

Accumulation units outstanding	858,433	1,124,073	129,609	248,324
Annuitized units outstanding	—	—	—	—
Total units outstanding	858,433	1,124,073	129,609	248,324

Statements of Operations

Year ended December 31, 2025

	American Funds
	Insurance Series
	– Washington	BlackRock 60/40	BlackRock
	Mutual Investors	Target Allocation	Advantage SMID	BlackRock Global
	Fund – Class 4	ETF V.I. Fund	Cap V.I. Fund	Allocation V.I.
	Shares	– Class III	– Class III	Fund – Class III
Net investment income (loss)
Investment income:
Dividends	$227,514	$419,572	$38,086	$160,387

Expenses:
Mortality and expense risks	116,278	112,179	17,332	28,000
Administrative charges	27,025	27,446	4,062	5,861
Separate account rider charges	—	—	—	—
Net investment income (loss)	84,211	279,947	16,692	126,526

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	622,250	(18,243)	(95,923)	(65,200)
Capital gains distributions	1,248,312	733,681	335,801	392,704
Total realized gains (losses) on investments	1,870,562	715,438	239,878	327,504

Change in net unrealized appreciation (depreciation) of investments	754,577	1,505,768	10,356	214,243

Net gains (losses) on investments	2,709,350	2,501,153	266,926	668,273
Net increase (decrease) in net assets resulting from operations	$2,709,350	$2,501,153	$266,926	$668,273

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

				ClearBridge
		BNY Mellon IP	BNY Mellon IP	Variable Small
		MidCap Stock	Technology	Cap Growth
	Blue Chip Account	Portfolio – Service	Growth Portfolio	Portfolio
	– Class 2	Shares	– Service Shares	– Class II Shares
Assets
Investments in shares of mutual funds, at fair value	$22,057,870	$1,100,673	$7,621,227	$4,546,816
Total assets	22,057,870	1,100,673	7,621,227	4,546,816
Total liabilities	—	—	—	—
Net assets	$22,057,870	$1,100,673	$7,621,227	$4,546,816

Net assets
Applicable to accumulation units	$22,057,870	$1,100,673	$7,621,227	$4,546,816
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$22,057,870	$1,100,673	$7,621,227	$4,546,816

Investments in shares of mutual funds, at cost	$20,138,532	$982,526	$7,251,121	$5,319,532

Shares of mutual funds owned	1,362,438	54,489	435,748	176,850

Accumulation units outstanding	1,613,507	65,191	77,630	280,154
Annuitized units outstanding	—	—	—	—
Total units outstanding	1,613,507	65,191	77,630	280,154

Statements of Operations

Year ended December 31, 2025

				ClearBridge
		BNY Mellon IP	BNY Mellon IP	Variable Small
		MidCap Stock	Technology	Cap Growth
	Blue Chip Account	Portfolio – Service	Growth Portfolio	Portfolio
	– Class 2	Shares	– Service Shares	– Class II Shares
Net investment income (loss)
Investment income:
Dividends	$—	$4,402	$—	$—

Expenses:
Mortality and expense risks	107,921	6,912	89,503	28,276
Administrative charges	21,542	1,557	10,741	6,893
Separate account rider charges	—	—	2	—
Net investment income (loss)	(129,463)	(4,067)	(100,246)	(35,169)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	135,615	(19,458)	(581,567)	(241,748)
Capital gains distributions	—	90,854	3,593,914	344,502
Total realized gains (losses) on investments	135,615	71,396	3,012,347	102,754

Change in net unrealized appreciation (depreciation) of investments	1,919,338	21,720	(1,290,472)	282,140

Net gains (losses) on investments	1,925,490	89,049	1,621,629	349,725
Net increase (decrease) in net assets resulting from operations	$1,925,490	$89,049	$1,621,629	$349,725

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

	Columbia VP
	– Limited			CVT EAFE
	Duration Credit	Columbia VP		International
	Fund	– Small Cap Value	Core Plus Bond	Index Portfolio
	– Class 2	Fund – Class 2	Account – Class 1	– Class F
Assets
Investments in shares of mutual funds, at fair value	$6,756,598	$5,059,477	$60,072,484	$5,145,113
Total assets	6,756,598	5,059,477	60,072,484	5,145,113
Total liabilities	—	—	—	—
Net assets	$6,756,598	$5,059,477	$60,072,484	$5,145,113

Net assets
Applicable to accumulation units	$6,756,598	$5,059,477	$60,072,484	$5,145,113
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$6,756,598	$5,059,477	$60,072,484	$5,145,113

Investments in shares of mutual funds, at cost	$6,698,242	$4,996,274	$67,598,496	$3,979,934

Shares of mutual funds owned	714,228	406,710	6,186,662	42,539

Accumulation units outstanding	571,683	271,722	2,611,702	327,876
Annuitized units outstanding	—	—	—	—
Total units outstanding	571,683	271,722	2,611,702	327,876

Statements of Operations

Year ended December 31, 2025

	Columbia VP
	– Limited			CVT EAFE
	Duration Credit	Columbia VP		International
	Fund	– Small Cap Value	Core Plus Bond	Index Portfolio
	– Class 2	Fund – Class 2	Account – Class 1	– Class F
Net investment income (loss)
Investment income:
Dividends	$390,020	$45,321	$2,579,056	$122,254

Expenses:
Mortality and expense risks	41,662	29,052	767,967	30,986
Administrative charges	9,181	7,015	62,099	7,704
Separate account rider charges	—	—	63	—
Net investment income (loss)	339,177	9,254	1,748,927	83,564

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(20,210)	(380,534)	(2,424,797)	237,605
Capital gains distributions	—	780,368	—	—
Total realized gains (losses) on investments	(20,210)	399,834	(2,424,797)	237,605

Change in net unrealized appreciation (depreciation) of investments	310	189,856	4,449,535	1,023,947

Net gains (losses) on investments	319,277	598,944	3,773,665	1,345,116
Net increase (decrease) in net assets resulting from operations	$319,277	$598,944	$3,773,665	$1,345,116

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

	CVT Investment	CVT Nasdaq 100	CVT Russell 2000	CVT S&P MidCap
	Grade Bond Index	Index Portfolio	Small Cap Index	400 Index Portfolio
	Portfolio – Class F	– Class F	Portfolio – Class F	– Class F
Assets
Investments in shares of mutual funds, at fair value	$6,707,440	$7,281,560	$7,306,151	$9,130,462
Total assets	6,707,440	7,281,560	7,306,151	9,130,462
Total liabilities	—	—	—	—
Net assets	$6,707,440	$7,281,560	$7,306,151	$9,130,462

Net assets
Applicable to accumulation units	$6,707,440	$7,281,560	$7,306,151	$9,130,462
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$6,707,440	$7,281,560	$7,306,151	$9,130,462

Investments in shares of mutual funds, at cost	$6,900,153	$5,890,088	$6,604,026	$8,724,971

Shares of mutual funds owned	140,441	37,986	81,990	72,149

Accumulation units outstanding	624,038	372,560	442,060	496,410
Annuitized units outstanding	—	—	—	—
Total units outstanding	624,038	372,560	442,060	496,410

Statements of Operations

Year ended December 31, 2025

	CVT Investment	CVT Nasdaq 100	CVT Russell 2000	CVT S&P MidCap
	Grade Bond Index	Index Portfolio	Small Cap Index	400 Index Portfolio
	Portfolio – Class F	– Class F	Portfolio – Class F	– Class F
Net investment income (loss)
Investment income:
Dividends	$210,586	$17,526	$110,246	$98,649

Expenses:
Mortality and expense risks	38,362	45,558	44,811	61,915
Administrative charges	9,539	8,585	10,567	14,216
Separate account rider charges	—	26	—	—
Net investment income (loss)	162,685	(36,643)	54,868	22,518

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(136,168)	326,124	(290,650)	324,202
Capital gains distributions	—	102,850	358,682	593,891
Total realized gains (losses) on investments	(136,168)	428,974	68,032	918,093

Change in net unrealized appreciation (depreciation) of investments	338,009	639,787	631,226	(432,303)

Net gains (losses) on investments	364,526	1,032,118	754,126	508,308
Net increase (decrease) in net assets resulting from operations	$364,526	$1,032,118	$754,126	$508,308

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

			Diversified	Diversified
	Diversified	Diversified	Balanced Adaptive	Balanced Strategic
	Balanced Account	Balanced Account	Allocation Account	Allocation Account
	– Class 1	– Class 2	– Class 2	– Class 2
Assets
Investments in shares of mutual funds, at fair value	$15,740,794	$466,497,533	$216,816,073	$87,640,302
Total assets	15,740,794	466,497,533	216,816,073	87,640,302
Total liabilities	—	—	—	—
Net assets	$15,740,794	$466,497,533	$216,816,073	$87,640,302

Net assets
Applicable to accumulation units	$15,740,794	$466,497,533	$216,816,073	$87,640,302
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$15,740,794	$466,497,533	$216,816,073	$87,640,302

Investments in shares of mutual funds, at cost	$16,575,668	$489,393,149	$211,823,373	$88,055,396

Shares of mutual funds owned	1,103,069	32,508,539	18,158,800	7,237,019

Accumulation units outstanding	951,528	19,488,898	14,988,052	5,070,253
Annuitized units outstanding	—	—	—	—
Total units outstanding	951,528	19,488,898	14,988,052	5,070,253

Statements of Operations

Year ended December 31, 2025

			Diversified	Diversified
	Diversified	Diversified	Balanced Adaptive	Balanced Strategic
	Balanced Account	Balanced Account	Allocation Account	Allocation Account
	– Class 1	– Class 2	– Class 2	– Class 2
Net investment income (loss)
Investment income:
Dividends	$493,088	$13,907,902	$5,288,705	$2,730,248

Expenses:
Mortality and expense risks	185,554	6,486,517	2,783,043	1,206,552
Administrative charges	7,116	778,473	334,004	147,432
Separate account rider charges	—	875	—	248
Net investment income (loss)	300,418	6,642,037	2,171,658	1,376,016

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(124,852)	375,771	3,161,459	37,049
Capital gains distributions	1,817,316	57,302,676	15,469,027	7,570,618
Total realized gains (losses) on investments	1,692,464	57,678,447	18,630,486	7,607,667

Change in net unrealized appreciation (depreciation) of investments	(331,299)	(13,133,275)	(9,106,677)	565,818

Net gains (losses) on investments	1,661,583	51,187,209	11,695,467	9,549,501
Net increase (decrease) in net assets resulting from operations	$1,661,583	$51,187,209	$11,695,467	$9,549,501

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

		Diversified Growth	Diversified Growth
		Adaptive	Strategic
	Diversified Growth	Allocation Account	Allocation Account	Diversified Income
	Account – Class 2	– Class 2	– Class 2	Account – Class 2
Assets
Investments in shares of mutual funds, at fair value	$1,851,735,949	$1,453,232,374	$196,151,907	$179,972,698
Total assets	1,851,735,949	1,453,232,374	196,151,907	179,972,698
Total liabilities	—	—	—	—
Net assets	$1,851,735,949	$1,453,232,374	$196,151,907	$179,972,698

Net assets
Applicable to accumulation units	$1,851,735,949	$1,453,232,374	$196,151,907	$179,972,698
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$1,851,735,949	$1,453,232,374	$196,151,907	$179,972,698

Investments in shares of mutual funds, at cost	$1,895,065,328	$1,335,929,792	$191,069,421	$180,079,192

Shares of mutual funds owned	107,910,020	111,358,802	14,792,753	13,686,137

Accumulation units outstanding	66,332,435	90,498,854	10,024,922	11,403,462
Annuitized units outstanding	—	—	—	—
Total units outstanding	66,332,435	90,498,854	10,024,922	11,403,462

Statements of Operations

Year ended December 31, 2025

		Diversified Growth	Diversified Growth
		Adaptive	Strategic
	Diversified Growth	Allocation Account	Allocation Account	Diversified Income
	Account – Class 2	– Class 2	– Class 2	Account – Class 2
Net investment income (loss)
Investment income:
Dividends	$54,033,011	$31,927,752	$5,398,293	$5,555,476

Expenses:
Mortality and expense risks	25,808,789	18,487,181	2,670,891	2,430,723
Administrative charges	3,097,416	2,218,721	327,372	291,721
Separate account rider charges	4,424	—	926	569
Net investment income (loss)	25,122,382	11,221,850	2,399,104	2,832,463

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	86,556,869	33,504,268	4,634,096	(6,680,366)
Capital gains distributions	320,161,511	101,008,379	20,519,065	9,543,777
Total realized gains (losses) on investments	406,718,380	134,512,647	25,153,161	2,863,411

Change in net unrealized appreciation (depreciation) of investments	(198,385,332)	(63,904,879)	(3,082,952)	10,520,964

Net gains (losses) on investments	233,455,430	81,829,618	24,469,313	16,216,838
Net increase (decrease) in net assets resulting from operations	$233,455,430	$81,829,618	$24,469,313	$16,216,838

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

				EQ Advisors Trust
				1290 VT
	Diversified	DWS Alternative	DWS Small Mid	Convertible
	International	Asset Allocation	Cap Value VIP	Securities Portfolio
	Account – Class 1	VIP – Class B	– Class B	– Class IB
Assets
Investments in shares of mutual funds, at fair value	$72,115,271	$115,889	$1,194,497	$941,547
Total assets	72,115,271	115,889	1,194,497	941,547
Total liabilities	—	—	—	—
Net assets	$72,115,271	$115,889	$1,194,497	$941,547

Net assets
Applicable to accumulation units	$72,115,271	$115,889	$1,194,497	$941,547
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$72,115,271	$115,889	$1,194,497	$941,547

Investments in shares of mutual funds, at cost	$55,493,510	$110,439	$1,094,459	$810,785

Shares of mutual funds owned	3,740,418	8,459	84,596	84,067

Accumulation units outstanding	1,808,229	8,465	68,541	56,315
Annuitized units outstanding	—	—	—	—
Total units outstanding	1,808,229	8,465	68,541	56,315

Statements of Operations

Year ended December 31, 2025

				EQ Advisors Trust
				1290 VT
	Diversified	DWS Alternative	DWS Small Mid	Convertible
	International	Asset Allocation	Cap Value VIP	Securities Portfolio
	Account – Class 1	VIP – Class B	– Class B	– Class IB
Net investment income (loss)
Investment income:
Dividends	$1,520,930	$4,453	$6,439	$13,309

Expenses:
Mortality and expense risks	849,285	769	11,197	6,086
Administrative charges	52,053	189	1,679	1,424
Separate account rider charges	—	—	—	—
Net investment income (loss)	619,592	3,495	(6,437)	5,799

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	4,417,117	(17,587)	18,857	(83,415)
Capital gains distributions	3,889,277	—	126,844	—
Total realized gains (losses) on investments	8,306,394	(17,587)	145,701	(83,415)

Change in net unrealized appreciation (depreciation) of investments	9,863,500	26,970	30,361	201,636

Net gains (losses) on investments	18,789,486	12,878	169,625	124,020
Net increase (decrease) in net assets resulting from operations	$18,789,486	$12,878	$169,625	$124,020

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

	EQ Advisors Trust		EQ Advisors Trust	EQ Advisors Trust
	1290 VT GAMCO	EQ Advisors Trust	1290 VT	1290 VT Socially
	Small Company	1290 VT Micro	SmartBeta Equity	Responsible
	Value Portfolio	Cap Portfolio	ESG Portfolio	Portfolio
	– Class IB	– Class IB	– Class IB	– Class IB
Assets
Investments in shares of mutual funds, at fair value	$1,026,621	$466,366	$798,242	$1,812,215
Total assets	1,026,621	466,366	798,242	1,812,215
Total liabilities	—	—	—	—
Net assets	$1,026,621	$466,366	$798,242	$1,812,215

Net assets
Applicable to accumulation units	$1,026,621	$466,366	$798,242	$1,812,215
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$1,026,621	$466,366	$798,242	$1,812,215

Investments in shares of mutual funds, at cost	$963,541	$395,482	$708,995	$1,510,967

Shares of mutual funds owned	13,467	38,767	40,999	73,428

Accumulation units outstanding	53,271	24,641	42,636	76,808
Annuitized units outstanding	—	—	—	—
Total units outstanding	53,271	24,641	42,636	76,808

Statements of Operations

Year ended December 31, 2025

	EQ Advisors Trust		EQ Advisors Trust	EQ Advisors Trust
	1290 VT GAMCO	EQ Advisors Trust	1290 VT	1290 VT Socially
	Small Company	1290 VT Micro	SmartBeta Equity	Responsible
	Value Portfolio	Cap Portfolio	ESG Portfolio	Portfolio
	– Class IB	– Class IB	– Class IB	– Class IB
Net investment income (loss)
Investment income:
Dividends	$6,168	$1,734	$5,701	$6,256

Expenses:
Mortality and expense risks	5,719	4,405	4,497	12,533
Administrative charges	1,337	586	1,124	2,541
Separate account rider charges	—	—	—	—
Net investment income (loss)	(888)	(3,257)	80	(8,818)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(668)	(27,633)	12,727	63,579
Capital gains distributions	60,360	—	61,599	129,809
Total realized gains (losses) on investments	59,692	(27,633)	74,326	193,388

Change in net unrealized appreciation (depreciation) of investments	39,614	90,114	17,551	79,630

Net gains (losses) on investments	98,418	59,224	91,957	264,200
Net increase (decrease) in net assets resulting from operations	$98,418	$59,224	$91,957	$264,200

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

			Fidelity VIP	Fidelity VIP
			Contrafund®	Contrafund®
	Equity Income	Equity Income	Portfolio	Portfolio
	Account – Class 1	Account – Class 2	– Service Class	– Service Class 2
Assets
Investments in shares of mutual funds, at fair value	$139,883,721	$20,297,769	$35,726,767	$69,198,132
Total assets	139,883,721	20,297,769	35,726,767	69,198,132
Total liabilities	—	—	—	—
Net assets	$139,883,721	$20,297,769	$35,726,767	$69,198,132

Net assets
Applicable to accumulation units	$139,883,721	$20,297,769	$35,726,767	$69,198,132
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$139,883,721	$20,297,769	$35,726,767	$69,198,132

Investments in shares of mutual funds, at cost	$116,407,944	$18,910,688	$26,856,907	$58,119,750

Shares of mutual funds owned	4,404,399	650,361	602,170	1,216,991

Accumulation units outstanding	4,616,125	1,000,995	402,276	1,574,434
Annuitized units outstanding	—	—	—	—
Total units outstanding	4,616,125	1,000,995	402,276	1,574,434

Statements of Operations

Year ended December 31, 2025

			Fidelity VIP	Fidelity VIP
			Contrafund®	Contrafund®
	Equity Income	Equity Income	Portfolio	Portfolio
	Account – Class 1	Account – Class 2	– Service Class	– Service Class 2
Net investment income (loss)
Investment income:
Dividends	$2,520,222	$311,319	$17,099	$—

Expenses:
Mortality and expense risks	1,742,522	123,220	437,833	619,529
Administrative charges	137,391	28,945	17,515	98,662
Separate account rider charges	79	—	—	46
Net investment income (loss)	640,230	159,154	(438,249)	(718,237)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	7,447,259	426,483	2,731,571	4,232,093
Capital gains distributions	13,311,256	1,848,928	5,536,847	10,879,435
Total realized gains (losses) on investments	20,758,515	2,275,411	8,268,418	15,111,528

Change in net unrealized appreciation (depreciation) of investments	(2,719,183)	158,378	(1,493,180)	(2,454,933)

Net gains (losses) on investments	18,679,562	2,592,943	6,336,989	11,938,358
Net increase (decrease) in net assets resulting from operations	$18,679,562	$2,592,943	$6,336,989	$11,938,358

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

		Fidelity VIP	Fidelity VIP	Fidelity VIP
	Fidelity VIP	Equity-Income	Freedom 2020	Freedom 2030
	Energy Portfolio	Portfolio	Portfolio	Portfolio
	– Service Class 2	– Service Class 2	– Service Class 2	– Service Class 2
Assets
Investments in shares of mutual funds, at fair value	$2,173,934	$22,467,937	$3,360,943	$4,743,407
Total assets	2,173,934	22,467,937	3,360,943	4,743,407
Total liabilities	—	—	—	—
Net assets	$2,173,934	$22,467,937	$3,360,943	$4,743,407

Net assets
Applicable to accumulation units	$2,173,934	$22,467,937	$3,360,943	$4,743,407
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$2,173,934	$22,467,937	$3,360,943	$4,743,407

Investments in shares of mutual funds, at cost	$2,079,132	$18,631,389	$3,081,842	$4,298,856

Shares of mutual funds owned	80,219	798,718	255,974	270,588

Accumulation units outstanding	197,320	522,079	227,749	291,472
Annuitized units outstanding	—	—	—	—
Total units outstanding	197,320	522,079	227,749	291,472

Statements of Operations
Year ended December 31, 2025

		Fidelity VIP	Fidelity VIP	Fidelity VIP
	Fidelity VIP	Equity-Income	Freedom 2020	Freedom 2030
	Energy Portfolio	Portfolio	Portfolio	Portfolio
	– Service Class 2	– Service Class 2	– Service Class 2	– Service Class 2
Net investment income (loss)
Investment income:
Dividends	$41,025	$351,911	$85,464	$98,185

Expenses:
Mortality and expense risks	16,594	273,556	20,588	26,819
Administrative charges	3,148	17,460	5,148	6,702
Separate account rider charges	—	—	—	—
Net investment income (loss)	21,283	60,895	59,728	64,664

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	24,179	938,354	(215,422)	(26,496)
Capital gains distributions	—	1,252,985	226,406	192,779
Total realized gains (losses) on investments	24,179	2,191,339	10,984	166,283

Change in net unrealized appreciation (depreciation) of investments	147,932	1,225,196	315,551	370,141

Net gains (losses) on investments	193,394	3,477,430	386,263	601,088
Net increase (decrease) in net assets resulting from operations	$193,394	$3,477,430	$386,263	$601,088

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

			Fidelity VIP	Fidelity VIP
	Fidelity VIP	Fidelity VIP	Government	Government
	Freedom 2040	Freedom 2050	Money Market	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio
	– Service Class 2	– Service Class 2	– Initial Class	– Service Class 2
Assets
Investments in shares of mutual funds, at fair value	$3,878,620	$2,442,289	$32,605,562	$42,975,681
Total assets	3,878,620	2,442,289	32,605,562	42,975,681
Total liabilities	—	—	—	—
Net assets	$3,878,620	$2,442,289	$32,605,562	$42,975,681

Net assets
Applicable to accumulation units	$3,878,620	$2,442,289	$32,605,562	$42,975,681
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$3,878,620	$2,442,289	$32,605,562	$42,975,681

Investments in shares of mutual funds, at cost	$3,374,450	$2,104,387	$32,605,562	$42,975,681

Shares of mutual funds owned	131,523	89,102	32,605,562	42,975,681

Accumulation units outstanding	202,290	124,833	8,708,706	3,907,991
Annuitized units outstanding	—	—	—	—
Total units outstanding	202,290	124,833	8,708,706	3,907,991

Statements of Operations
Year ended December 31, 2025

			Fidelity VIP	Fidelity VIP
	Fidelity VIP	Fidelity VIP	Government	Government
	Freedom 2040	Freedom 2050	Money Market	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio
	– Service Class 2	– Service Class 2	– Initial Class	– Service Class 2
Net investment income (loss)
Investment income:
Dividends	$62,897	$29,313	$1,427,701	$1,799,722

Expenses:
Mortality and expense risks	22,426	11,040	373,778	391,777
Administrative charges	5,605	2,760	27,501	70,994
Separate account rider charges	—	—	134	—
Net investment income (loss)	34,866	15,513	1,026,288	1,336,951

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	94,123	2,632	—	—
Capital gains distributions	233,136	112,053	—	—
Total realized gains (losses) on investments	327,259	114,685	—	—

Change in net unrealized appreciation (depreciation) of investments	223,260	166,491	—	—

Net gains (losses) on investments	585,385	296,689	1,026,288	1,336,951
Net increase (decrease) in net assets resulting from operations	$585,385	$296,689	$1,026,288	$1,336,951

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

			Fidelity VIP
	Fidelity VIP	Fidelity VIP	Health Care	Fidelity VIP
	Growth Portfolio	Growth Portfolio	Portfolio	Mid Cap Portfolio
	– Service Class	– Service Class 2	– Service Class 2	– Service Class
Assets
Investments in shares of mutual funds, at fair value	$17,405,464	$11,345,865	$1,381,705	$171,018
Total assets	17,405,464	11,345,865	1,381,705	171,018
Total liabilities	—	—	—	—
Net assets	$17,405,464	$11,345,865	$1,381,705	$171,018

Net assets
Applicable to accumulation units	$17,405,464	$11,345,865	$1,381,705	$171,018
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$17,405,464	$11,345,865	$1,381,705	$171,018

Investments in shares of mutual funds, at cost	$16,382,548	$11,238,482	$1,252,916	$167,476

Shares of mutual funds owned	180,255	122,156	36,543	4,648

Accumulation units outstanding	259,085	127,976	104,735	6,676
Annuitized units outstanding	—	—	—	—
Total units outstanding	259,085	127,976	104,735	6,676

Statements of Operations
Year ended December 31, 2025

			Fidelity VIP
	Fidelity VIP	Fidelity VIP	Health Care	Fidelity VIP
	Growth Portfolio	Growth Portfolio	Portfolio	Mid Cap Portfolio
	– Service Class	– Service Class 2	– Service Class 2	– Service Class
Net investment income (loss)
Investment income:
Dividends	$33,841	$5,426	$2,143	$591

Expenses:
Mortality and expense risks	215,555	145,970	9,632	1,491
Administrative charges	8,623	17,518	2,027	—
Separate account rider charges	—	—	7	—
Net investment income (loss)	(190,337)	(158,062)	(9,523)	(900)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,155,818	692,245	(2,244)	90
Capital gains distributions	2,177,096	1,480,987	99,395	18,124
Total realized gains (losses) on investments	3,332,914	2,173,232	97,151	18,214

Change in net unrealized appreciation (depreciation) of investments	(1,054,984)	(625,052)	82,410	(914)

Net gains (losses) on investments	2,087,593	1,390,118	170,038	16,400
Net increase (decrease) in net assets resulting from operations	$2,087,593	$1,390,118	$170,038	$16,400

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

			Franklin
			Templeton VIP	Franklin
			Trust – Franklin	Templeton VIP
	Fidelity VIP	Fidelity VIP	Global Real Estate	Trust – Franklin
	Mid Cap Portfolio	Overseas Portfolio	VIP Fund	Income VIP Fund
	– Service Class 2	– Service Class 2	– Class 2	– Class 4
Assets
Investments in shares of mutual funds, at fair value	$23,195,488	$17,168,608	$1,227,884	$7,205,083
Total assets	23,195,488	17,168,608	1,227,884	7,205,083
Total liabilities	—	—	—	—
Net assets	$23,195,488	$17,168,608	$1,227,884	$7,205,083

Net assets
Applicable to accumulation units	$23,195,488	$17,168,608	$1,227,884	$7,205,083
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$23,195,488	$17,168,608	$1,227,884	$7,205,083

Investments in shares of mutual funds, at cost	$23,431,583	$15,393,623	$1,261,255	$6,918,378

Shares of mutual funds owned	659,525	633,061	94,018	458,338

Accumulation units outstanding	790,473	724,744	104,071	481,199
Annuitized units outstanding	—	—	—	—
Total units outstanding	790,473	724,744	104,071	481,199

Statements of Operations
Year ended December 31, 2025

			Franklin
			Templeton VIP	Franklin
			Trust – Franklin	Templeton VIP
	Fidelity VIP	Fidelity VIP	Global Real Estate	Trust – Franklin
	Mid Cap Portfolio	Overseas Portfolio	VIP Fund	Income VIP Fund
	– Service Class 2	– Service Class 2	– Class 2	– Class 4
Net investment income (loss)
Investment income:
Dividends	$54,179	$236,392	$17,127	$328,619

Expenses:
Mortality and expense risks	224,635	195,601	9,772	42,589
Administrative charges	34,276	27,070	1,860	10,550
Separate account rider charges	57	—	—	—
Net investment income (loss)	(204,789)	13,721	5,495	275,480

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	500,922	1,251,697	(97,455)	(103,394)
Capital gains distributions	2,691,405	1,544,566	—	70,343
Total realized gains (losses) on investments	3,192,327	2,796,263	(97,455)	(33,051)

Change in net unrealized appreciation (depreciation) of investments	(781,152)	276,609	172,258	532,600

Net gains (losses) on investments	2,206,386	3,086,593	80,298	775,029
Net increase (decrease) in net assets resulting from operations	$2,206,386	$3,086,593	$80,298	$775,029

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

	Franklin	Franklin	Franklin
	Templeton VIP	Templeton VIP	Templeton VIP	Franklin
	Trust – Franklin	Trust – Franklin	Trust – Franklin	Templeton VIP
	Rising Dividends	Small Cap Value	U.S. Government	Trust – Templeton
	VIP Fund	VIP Fund	Securities VIP	Global Bond VIP
	– Class 4	– Class 2	Fund – Class 2	Fund – Class 4
Assets
Investments in shares of mutual funds, at fair value	$10,471,255	$2,225,152	$3,582,399	$2,119,946
Total assets	10,471,255	2,225,152	3,582,399	2,119,946
Total liabilities	—	—	—	—
Net assets	$10,471,255	$2,225,152	$3,582,399	$2,119,946

Net assets
Applicable to accumulation units	$10,471,255	$2,225,152	$3,582,399	$2,119,946
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$10,471,255	$2,225,152	$3,582,399	$2,119,946

Investments in shares of mutual funds, at cost	$10,170,416	$2,073,355	$3,485,622	$2,014,134

Shares of mutual funds owned	373,174	160,429	341,181	157,734

Accumulation units outstanding	480,724	58,540	354,925	252,147
Annuitized units outstanding	—	—	—	—
Total units outstanding	480,724	58,540	354,925	252,147

Statements of Operations
Year ended December 31, 2025

	Franklin	Franklin	Franklin
	Templeton VIP	Templeton VIP	Templeton VIP	Franklin
	Trust – Franklin	Trust – Franklin	Trust – Franklin	Templeton VIP
	Rising Dividends	Small Cap Value	U.S. Government	Trust – Templeton
	VIP Fund	VIP Fund	Securities VIP	Global Bond VIP
	– Class 4	– Class 2	Fund – Class 2	Fund – Class 4
Net investment income (loss)
Investment income:
Dividends	$76,952	$25,881	$108,796	$—

Expenses:
Mortality and expense risks	65,908	29,684	20,087	16,126
Administrative charges	15,246	3,421	5,016	3,049
Separate account rider charges	—	3	—	—
Net investment income (loss)	(4,202)	(7,227)	83,693	(19,175)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(115,052)	(182,716)	(1,626)	(40,803)
Capital gains distributions	1,016,269	201,849	—	—
Total realized gains (losses) on investments	901,217	19,133	(1,626)	(40,803)

Change in net unrealized appreciation (depreciation) of investments	167,039	116,993	108,007	339,767

Net gains (losses) on investments	1,064,054	128,899	190,074	279,789
Net increase (decrease) in net assets resulting from operations	$1,064,054	$128,899	$190,074	$279,789

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

	Franklin		Goldman Sachs
	Templeton VIP		VIT – Mid Cap	Goldman Sachs
	Trust – Templeton	Global Emerging	Value Fund	VIT – Mid Cap
	Growth VIP Fund	Markets Account	– Institutional	Value Fund
	– Class 2	– Class 1	Shares	– Service Shares
Assets
Investments in shares of mutual funds, at fair value	$690,169	$26,499,785	$7,334,838	$2,583,787
Total assets	690,169	26,499,785	7,334,838	2,583,787
Total liabilities	—	—	—	—
Net assets	$690,169	$26,499,785	$7,334,838	$2,583,787

Net assets
Applicable to accumulation units	$690,169	$26,499,785	$7,334,838	$2,583,787
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$690,169	$26,499,785	$7,334,838	$2,583,787

Investments in shares of mutual funds, at cost	$508,203	$20,599,819	$7,417,136	$2,617,314

Shares of mutual funds owned	48,775	1,280,183	450,266	156,214

Accumulation units outstanding	19,405	637,945	149,255	132,593
Annuitized units outstanding	—	—	—	—
Total units outstanding	19,405	637,945	149,255	132,593

Statements of Operations
Year ended December 31, 2025

	Franklin		Goldman Sachs
	Templeton VIP		VIT – Mid Cap	Goldman Sachs
	Trust – Templeton	Global Emerging	Value Fund	VIT – Mid Cap
	Growth VIP Fund	Markets Account	– Institutional	Value Fund
	– Class 2	– Class 1	Shares	– Service Shares
Net investment income (loss)
Investment income:
Dividends	$5,578	$161,483	$85,769	$23,307

Expenses:
Mortality and expense risks	5,360	307,586	95,777	17,013
Administrative charges	—	26,893	11,259	3,849
Separate account rider charges	—	—	20	—
Net investment income (loss)	218	(172,996)	(21,287)	2,445

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	14,183	1,157,766	384,179	(83,724)
Capital gains distributions	47,891	279,297	777,614	264,173
Total realized gains (losses) on investments	62,074	1,437,063	1,161,793	180,449

Change in net unrealized appreciation (depreciation) of investments	67,954	6,462,906	(581,368)	(4,231)

Net gains (losses) on investments	130,246	7,726,973	559,138	178,663
Net increase (decrease) in net assets resulting from operations	$130,246	$7,726,973	$559,138	$178,663

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

	Goldman Sachs
	VIT – Small Cap	Goldman Sachs		Guggenheim
	Equity Insights	VIT – Small Cap		Investments VIF
	Fund	Equity Insights	Government &	Global Managed
	– Institutional	Fund – Service	High Quality Bond	Futures Strategy
	Shares	Shares	Account – Class 1	Fund
Assets
Investments in shares of mutual funds, at fair value	$3,661,614	$1,335,015	$37,262,866	$156,420
Total assets	3,661,614	1,335,015	37,262,866	156,420
Total liabilities	—	—	—	—
Net assets	$3,661,614	$1,335,015	$37,262,866	$156,420

Net assets
Applicable to accumulation units	$3,661,614	$1,335,015	$37,262,866	$156,420
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$3,661,614	$1,335,015	$37,262,866	$156,420

Investments in shares of mutual funds, at cost	$3,327,305	$1,172,687	$40,691,038	$159,269

Shares of mutual funds owned	256,415	95,019	4,353,139	9,299

Accumulation units outstanding	84,801	70,770	3,448,585	13,799
Annuitized units outstanding	—	—	—	—
Total units outstanding	84,801	70,770	3,448,585	13,799

Statements of Operations
Year ended December 31, 2025

	Goldman Sachs
	VIT – Small Cap	Goldman Sachs		Guggenheim
	Equity Insights	VIT – Small Cap		Investments VIF
	Fund	Equity Insights	Government &	Global Managed
	– Institutional	Fund – Service	High Quality Bond	Futures Strategy
	Shares	Shares	Account – Class 1	Fund
Net investment income (loss)
Investment income:
Dividends	$25,076	$6,401	$1,380,736	$3,440

Expenses:
Mortality and expense risks	44,644	8,082	471,471	1,569
Administrative charges	5,209	1,858	34,345	273
Separate account rider charges	—	—	11	—
Net investment income (loss)	(24,777)	(3,539)	874,909	1,598

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	184,922	(27,592)	(1,745,189)	(15,958)
Capital gains distributions	285,381	105,299	—	—
Total realized gains (losses) on investments	470,303	77,707	(1,745,189)	(15,958)

Change in net unrealized appreciation (depreciation) of investments	53,811	122,504	3,378,683	13,667

Net gains (losses) on investments	499,337	196,672	2,508,403	(693)
Net increase (decrease) in net assets resulting from operations	$499,337	$196,672	$2,508,403	$(693)

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

		Guggenheim
		Investments VIF
	Guggenheim	– Series F	Invesco V.I.	Invesco V.I.
	Investments VIF	(Guggenheim	American	American Value
	Multi-Hedge	Floating Rate	Franchise Fund	Fund – Series I
	Strategies Fund	Strategies Series)	– Series I Shares	Shares
Assets
Investments in shares of mutual funds, at fair value	$468,044	$4,970,944	$4,400,472	$2,957,263
Total assets	468,044	4,970,944	4,400,472	2,957,263
Total liabilities	—	—	—	—
Net assets	$468,044	$4,970,944	$4,400,472	$2,957,263

Net assets
Applicable to accumulation units	$468,044	$4,970,944	$4,400,472	$2,957,263
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$468,044	$4,970,944	$4,400,472	$2,957,263

Investments in shares of mutual funds, at cost	$507,993	$5,155,325	$3,371,073	$2,447,155

Shares of mutual funds owned	19,934	211,440	54,327	162,935

Accumulation units outstanding	44,122	396,596	84,356	168,567
Annuitized units outstanding	—	—	—	—
Total units outstanding	44,122	396,596	84,356	168,567

Statements of Operations
Year ended December 31, 2025

		Guggenheim
		Investments VIF
	Guggenheim	– Series F	Invesco V.I.	Invesco V.I.
	Investments VIF	(Guggenheim	American	American Value
	Multi-Hedge	Floating Rate	Franchise Fund	Fund – Series I
	Strategies Fund	Strategies Series)	– Series I Shares	Shares
Net investment income (loss)
Investment income:
Dividends	$11,042	$451,816	$—	$12,679

Expenses:
Mortality and expense risks	4,501	42,430	58,543	35,045
Administrative charges	723	6,975	2,342	4,206
Separate account rider charges	—	—	—	172
Net investment income (loss)	5,818	402,411	(60,885)	(26,744)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(10,625)	31,862	237,793	(50,536)
Capital gains distributions	—	—	417,613	423,065
Total realized gains (losses) on investments	(10,625)	31,862	655,406	372,529

Change in net unrealized appreciation (depreciation) of investments	4,507	(310,576)	(191,704)	153,046

Net gains (losses) on investments	(300)	123,697	402,817	498,831
Net increase (decrease) in net assets resulting from operations	$(300)	$123,697	$402,817	$498,831

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

	Invesco V.I.		Invesco V.I.	Invesco V.I. EQV
	Balanced-Risk	Invesco V.I. Core	Discovery Mid	International
	Allocation Fund	Equity Fund	Cap Growth Fund	Equity Fund
	– Series II Shares	– Series I Shares	– Series I Shares	– Series I Shares
Assets
Investments in shares of mutual funds, at fair value	$853,285	$12,150,612	$692,170	$3,676,153
Total assets	853,285	12,150,612	692,170	3,676,153
Total liabilities	—	—	—	—
Net assets	$853,285	$12,150,612	$692,170	$3,676,153

Net assets
Applicable to accumulation units	$853,285	$12,150,612	$692,170	$3,676,153
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$853,285	$12,150,612	$692,170	$3,676,153

Investments in shares of mutual funds, at cost	$865,863	$9,853,935	$681,473	$3,485,100

Shares of mutual funds owned	101,582	337,236	9,203	101,804

Accumulation units outstanding	68,000	312,474	41,009	216,439
Annuitized units outstanding	—	—	—	—
Total units outstanding	68,000	312,474	41,009	216,439

Statements of Operations
Year ended December 31, 2025

	Invesco V.I.		Invesco V.I.	Invesco V.I. EQV
	Balanced-Risk	Invesco V.I. Core	Discovery Mid	International
	Allocation Fund	Equity Fund	Cap Growth Fund	Equity Fund
	– Series II Shares	– Series I Shares	– Series I Shares	– Series I Shares
Net investment income (loss)
Investment income:
Dividends	$65,100	$76,683	$—	$51,921

Expenses:
Mortality and expense risks	6,215	149,813	8,717	47,851
Administrative charges	1,423	5,993	349	5,743
Separate account rider charges	—	—	—	—
Net investment income (loss)	57,462	(79,123)	(9,066)	(1,673)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(100,540)	(53,464)	(6,913)	(48,976)
Capital gains distributions	—	882,766	59,663	230,448
Total realized gains (losses) on investments	(100,540)	829,302	52,750	181,472

Change in net unrealized appreciation (depreciation) of investments	123,996	880,023	(19,603)	349,026

Net gains (losses) on investments	80,918	1,630,202	24,081	528,825
Net increase (decrease) in net assets resulting from operations	$80,918	$1,630,202	$24,081	$528,825

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

	Invesco V.I. EQV			Invesco V.I. Main
	International	Invesco V.I. Health	Invesco V.I. Health	Street Small Cap
	Equity Fund	Care Fund	Care Fund	Fund – Series II
	– Series II Shares	– Series I Shares	– Series II Shares	Shares
Assets
Investments in shares of mutual funds, at fair value	$3,564,366	$4,306,242	$5,335,102	$395,331
Total assets	3,564,366	4,306,242	5,335,102	395,331
Total liabilities	—	—	—	—
Net assets	$3,564,366	$4,306,242	$5,335,102	$395,331

Net assets
Applicable to accumulation units	$3,564,366	$4,306,242	$5,335,102	$395,331
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$3,564,366	$4,306,242	$5,335,102	$395,331

Investments in shares of mutual funds, at cost	$3,301,221	$4,001,246	$5,414,320	$345,052

Shares of mutual funds owned	100,717	144,070	196,216	14,267

Accumulation units outstanding	252,275	126,414	307,468	14,326
Annuitized units outstanding	—	—	—	—
Total units outstanding	252,275	126,414	307,468	14,326

Statements of Operations
Year ended December 31, 2025

	Invesco V.I. EQV			Invesco V.I. Main
	International	Invesco V.I. Health	Invesco V.I. Health	Street Small Cap
	Equity Fund	Care Fund	Care Fund	Fund – Series II
	– Series II Shares	– Series I Shares	– Series II Shares	Shares
Net investment income (loss)
Investment income:
Dividends	$40,967	$—	$—	$915

Expenses:
Mortality and expense risks	21,863	52,733	34,770	5,006
Administrative charges	5,212	2,591	8,142	200
Separate account rider charges	—	—	—	—
Net investment income (loss)	13,892	(55,324)	(42,912)	(4,291)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(103,218)	30,099	(282,047)	19,400
Capital gains distributions	223,552	170,999	236,028	40,694
Total realized gains (losses) on investments	120,334	201,098	(46,019)	60,094

Change in net unrealized appreciation (depreciation) of investments	365,795	401,044	800,961	(26,135)

Net gains (losses) on investments	500,021	546,818	712,030	29,668
Net increase (decrease) in net assets resulting from operations	$500,021	$546,818	$712,030	$29,668

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

			Janus Henderson	Janus Henderson
	Invesco V.I. Small	Invesco V.I.	Global Sustainable	Series Balanced
	Cap Equity Fund	Technology Fund	Equity Portfolio	Portfolio – Service
	– Series I Shares	– Series I Shares	– Service Shares	Shares
Assets
Investments in shares of mutual funds, at fair value	$3,339,842	$3,528,448	$378,262	$9,720,820
Total assets	3,339,842	3,528,448	378,262	9,720,820
Total liabilities	—	—	—	—
Net assets	$3,339,842	$3,528,448	$378,262	$9,720,820

Net assets
Applicable to accumulation units	$3,339,842	$3,528,448	$378,262	$9,720,820
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$3,339,842	$3,528,448	$378,262	$9,720,820

Investments in shares of mutual funds, at cost	$3,057,463	$2,208,680	$325,231	$7,827,166

Shares of mutual funds owned	166,492	137,347	29,345	163,430

Accumulation units outstanding	71,786	95,943	26,145	720,728
Annuitized units outstanding	—	—	—	—
Total units outstanding	71,786	95,943	26,145	720,728

Statements of Operations
Year ended December 31, 2025

			Janus Henderson	Janus Henderson
	Invesco V.I. Small	Invesco V.I.	Global Sustainable	Series Balanced
	Cap Equity Fund	Technology Fund	Equity Portfolio	Portfolio – Service
	– Series I Shares	– Series I Shares	– Service Shares	Shares
Net investment income (loss)
Investment income:
Dividends	$—	$—	$830	$155,796

Expenses:
Mortality and expense risks	44,736	41,339	2,712	54,414
Administrative charges	4,272	1,654	387	13,446
Separate account rider charges	—	—	—	—
Net investment income (loss)	(49,008)	(42,993)	(2,269)	87,936

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	145,037	(273,689)	11,538	26,825
Capital gains distributions	151,519	377,680	15,410	276,807
Total realized gains (losses) on investments	296,556	103,991	26,948	303,632

Change in net unrealized appreciation (depreciation) of investments	(35,721)	538,357	23,032	796,347

Net gains (losses) on investments	211,827	599,355	47,711	1,187,915
Net increase (decrease) in net assets resulting from operations	$211,827	$599,355	$47,711	$1,187,915

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

			Janus Henderson
			Series Global
	Janus Henderson	Janus Henderson	Technology and
	Series Enterprise	Series Flexible	Innovation
	Portfolio	Bond Portfolio	Portfolio – Service	LargeCap Growth
	– Service Shares	– Service Shares	Shares	Account I – Class 1
Assets
Investments in shares of mutual funds, at fair value	$8,384,109	$11,257,871	$11,595,789	$151,535,503
Total assets	8,384,109	11,257,871	11,595,789	151,535,503
Total liabilities	—	—	—	—
Net assets	$8,384,109	$11,257,871	$11,595,789	$151,535,503

Net assets
Applicable to accumulation units	$8,384,109	$11,257,871	$11,595,789	$151,535,503
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$8,384,109	$11,257,871	$11,595,789	$151,535,503

Investments in shares of mutual funds, at cost	$7,836,005	$11,709,272	$7,802,856	$134,030,636

Shares of mutual funds owned	114,303	1,010,581	484,369	3,317,327

Accumulation units outstanding	220,357	1,014,655	367,517	1,722,329
Annuitized units outstanding	—	—	—	—
Total units outstanding	220,357	1,014,655	367,517	1,722,329

Statements of Operations
Year ended December 31, 2025

			Janus Henderson
			Series Global
	Janus Henderson	Janus Henderson	Technology and
	Series Enterprise	Series Flexible	Innovation
	Portfolio	Bond Portfolio	Portfolio – Service	LargeCap Growth
	– Service Shares	– Service Shares	Shares	Account I – Class 1
Net investment income (loss)
Investment income:
Dividends	$14,873	$489,027	$—	$—

Expenses:
Mortality and expense risks	102,331	76,942	64,586	1,812,685
Administrative charges	4,449	15,540	15,979	101,129
Separate account rider charges	—	—	—	133
Net investment income (loss)	(91,907)	396,545	(80,565)	(1,913,947)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	192,420	(409,670)	101,047	6,683,084
Capital gains distributions	708,332	—	1,003,907	23,468,347
Total realized gains (losses) on investments	900,752	(409,670)	1,104,954	30,151,431

Change in net unrealized appreciation (depreciation) of investments	(296,444)	669,034	1,201,692	(13,955,540)

Net gains (losses) on investments	512,401	655,909	2,226,081	14,281,944
Net increase (decrease) in net assets resulting from operations	$512,401	$655,909	$2,226,081	$14,281,944

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

				LVIP American
			LVIP American	Century
			Century Capital	Disciplined Core
	LargeCap S&P	LargeCap S&P	Appreciation Fund	Value Fund
	500 Index Account	500 Index Account	– Standard	– Standard
	– Class 1	– Class 2	Class II	Class II
Assets
Investments in shares of mutual funds, at fair value	$90,207,920	$76,977,487	$931,729	$8,566,152
Total assets	90,207,920	76,977,487	931,729	8,566,152
Total liabilities	—	—	—	—
Net assets	$90,207,920	$76,977,487	$931,729	$8,566,152

Net assets
Applicable to accumulation units	$90,207,920	$76,977,487	$931,729	$8,566,152
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$90,207,920	$76,977,487	$931,729	$8,566,152

Investments in shares of mutual funds, at cost	$78,499,657	$71,452,261	$937,260	$7,214,381

Shares of mutual funds owned	3,712,260	3,256,239	61,460	884,933

Accumulation units outstanding	1,949,550	2,869,354	33,357	215,314
Annuitized units outstanding	—	—	—	—
Total units outstanding	1,949,550	2,869,354	33,357	215,314

Statements of Operations
Year ended December 31, 2025

				LVIP American
			LVIP American	Century
			Century Capital	Disciplined Core
	LargeCap S&P	LargeCap S&P	Appreciation Fund	Value Fund
	500 Index Account	500 Index Account	– Standard	– Standard
	– Class 1	– Class 2	Class II	Class II
Net investment income (loss)
Investment income:
Dividends	$1,214,623	$874,108	$—	$136,314

Expenses:
Mortality and expense risks	1,052,491	449,527	12,882	91,293
Administrative charges	75,191	108,069	1,546	2,727
Separate account rider charges	243	—	—	—
Net investment income (loss)	86,698	316,512	(14,428)	42,294

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	6,451,165	673,555	39,639	86,101
Capital gains distributions	14,986,400	12,703,410	152,929	—
Total realized gains (losses) on investments	21,437,565	13,376,965	192,568	86,101

Change in net unrealized appreciation (depreciation) of investments	(8,120,007)	(2,577,280)	(121,807)	915,818

Net gains (losses) on investments	13,404,256	11,116,197	56,333	1,044,213
Net increase (decrease) in net assets resulting from operations	$13,404,256	$11,116,197	$56,333	$1,044,213

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

	LVIP American	LVIP American	LVIP American	LVIP American
	Century Inflation	Century Mid Cap	Century Ultra	Century Ultra
	Protection Fund	Value Fund	Fund – Service	Fund – Standard
	– Service Class	– Service Class	Class	Class II
Assets
Investments in shares of mutual funds, at fair value	$19,378,409	$4,250,150	$13,996,111	$3,556,898
Total assets	19,378,409	4,250,150	13,996,111	3,556,898
Total liabilities	—	—	—	—
Net assets	$19,378,409	$4,250,150	$13,996,111	$3,556,898

Net assets
Applicable to accumulation units	$19,378,409	$4,250,150	$13,996,111	$3,556,898
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$19,378,409	$4,250,150	$13,996,111	$3,556,898

Investments in shares of mutual funds, at cost	$19,744,356	$4,225,606	$11,863,634	$3,002,215

Shares of mutual funds owned	2,144,578	219,136	467,113	112,932

Accumulation units outstanding	1,449,630	111,490	173,642	50,479
Annuitized units outstanding	—	—	—	—
Total units outstanding	1,449,630	111,490	173,642	50,479

Statements of Operations
Year ended December 31, 2025

	LVIP American	LVIP American	LVIP American	LVIP American
	Century Inflation	Century Mid Cap	Century Ultra	Century Ultra
	Protection Fund	Value Fund	Fund – Service	Fund – Standard
	– Service Class	– Service Class	Class	Class II
Net investment income (loss)
Investment income:
Dividends	$1,407,195	$68,888	$—	$—

Expenses:
Mortality and expense risks	228,472	55,552	185,308	45,309
Administrative charges	30,734	6,110	22,240	1,813
Separate account rider charges	36	58	81	—
Net investment income (loss)	1,147,953	7,168	(207,629)	(47,122)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	207,379	41,040	774,739	124,775
Capital gains distributions	—	348,575	1,262,415	308,460
Total realized gains (losses) on investments	207,379	389,615	2,037,154	433,235

Change in net unrealized appreciation (depreciation) of investments	(312,905)	(92,160)	(239,044)	4,732

Net gains (losses) on investments	1,042,427	304,623	1,590,481	390,845
Net increase (decrease) in net assets resulting from operations	$1,042,427	$304,623	$1,590,481	$390,845

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

			MFS®
	LVIP American	Macquarie VIP	International
	Century Value	Small Cap Value	Intrinsic Value	MFS® New
	Fund – Service	Series – Service	Portfolio – Service	Discovery Series
	Class	Class	Class	– Service Class
Assets
Investments in shares of mutual funds, at fair value	$16,534,337	$1,338,334	$8,196,592	$4,838,643
Total assets	16,534,337	1,338,334	8,196,592	4,838,643
Total liabilities	—	—	—	—
Net assets	$16,534,337	$1,338,334	$8,196,592	$4,838,643

Net assets
Applicable to accumulation units	$16,534,337	$1,338,334	$8,196,592	$4,838,643
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$16,534,337	$1,338,334	$8,196,592	$4,838,643

Investments in shares of mutual funds, at cost	$15,364,363	$1,310,941	$7,027,851	$4,475,513

Shares of mutual funds owned	1,278,066	33,567	226,738	399,888

Accumulation units outstanding	542,937	60,216	429,116	257,019
Annuitized units outstanding	—	—	—	—
Total units outstanding	542,937	60,216	429,116	257,019

Statements of Operations
Year ended December 31, 2025

			MFS®
	LVIP American	Macquarie VIP	International
	Century Value	Small Cap Value	Intrinsic Value	MFS® New
	Fund – Service	Series – Service	Portfolio – Service	Discovery Series
	Class	Class	Class	– Service Class
Net investment income (loss)
Investment income:
Dividends	$235,318	$13,797	$103,767	$—

Expenses:
Mortality and expense risks	164,510	17,163	63,553	38,048
Administrative charges	13,576	1,885	11,456	7,442
Separate account rider charges	—	104	—	49
Net investment income (loss)	57,232	(5,355)	28,758	(45,539)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	158,782	82,698	144,412	(1,406,405)
Capital gains distributions	1,240,859	91,166	443,797	—
Total realized gains (losses) on investments	1,399,641	173,864	588,209	(1,406,405)

Change in net unrealized appreciation (depreciation) of investments	749,830	(90,162)	1,581,762	2,005,497

Net gains (losses) on investments	2,206,703	78,347	2,198,729	553,553
Net increase (decrease) in net assets resulting from operations	$2,206,703	$78,347	$2,198,729	$553,553

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

	MFS® Utilities	MFS® Value
	Series – Service	Series – Service	MidCap Account	MidCap Account
	Class	Class	– Class 1	– Class 2
Assets
Investments in shares of mutual funds, at fair value	$12,651,631	$2,386,532	$238,603,997	$24,740,875
Total assets	12,651,631	2,386,532	238,603,997	24,740,875
Total liabilities	—	—	—	—
Net assets	$12,651,631	$2,386,532	$238,603,997	$24,740,875

Net assets
Applicable to accumulation units	$12,651,631	$2,386,532	$238,603,997	$24,740,875
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$12,651,631	$2,386,532	$238,603,997	$24,740,875

Investments in shares of mutual funds, at cost	$11,829,197	$2,341,582	$227,931,226	$25,471,768

Shares of mutual funds owned	343,607	110,641	3,845,350	407,391

Accumulation units outstanding	553,101	50,700	1,239,307	1,491,716
Annuitized units outstanding	—	—	—	—
Total units outstanding	553,101	50,700	1,239,307	1,491,716

Statements of Operations
Year ended December 31, 2025

	MFS® Utilities	MFS® Value
	Series – Service	Series – Service	MidCap Account	MidCap Account
	Class	Class	– Class 1	– Class 2
Net investment income (loss)
Investment income:
Dividends	$343,265	$34,603	$778,144	$19,994

Expenses:
Mortality and expense risks	113,183	31,060	3,166,376	151,885
Administrative charges	18,984	3,728	189,184	37,698
Separate account rider charges	—	89	34	—
Net investment income (loss)	211,098	(274)	(2,577,450)	(169,589)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	125,293	28,066	8,630,860	(199,522)
Capital gains distributions	171,187	191,185	31,203,673	3,142,370
Total realized gains (losses) on investments	296,480	219,251	39,834,533	2,942,848

Change in net unrealized appreciation (depreciation) of investments	1,091,494	47,928	(35,513,268)	(2,625,944)

Net gains (losses) on investments	1,599,072	266,905	1,743,815	147,315
Net increase (decrease) in net assets resulting from operations	$1,599,072	$266,905	$1,743,815	$147,315

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

	Neuberger Berman	Neuberger Berman	Neuberger Berman	PIMCO VIT All
	AMT Mid Cap	AMT Quality	AMT Quality	Asset Portfolio
	Growth Portfolio	Equity Portfolio	Equity Portfolio	– Administrative
	– S Class Shares	– I Class Shares	– S Class Shares	Class
Assets
Investments in shares of mutual funds, at fair value	$3,063,584	$3,658,530	$867,610	$1,209,131
Total assets	3,063,584	3,658,530	867,610	1,209,131
Total liabilities	—	—	—	—
Net assets	$3,063,584	$3,658,530	$867,610	$1,209,131

Net assets
Applicable to accumulation units	$3,063,584	$3,658,530	$867,610	$1,209,131
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$3,063,584	$3,658,530	$867,610	$1,209,131

Investments in shares of mutual funds, at cost	$3,311,185	$2,420,362	$691,844	$1,272,741

Shares of mutual funds owned	127,543	85,560	20,262	126,214

Accumulation units outstanding	143,511	60,077	38,127	56,005
Annuitized units outstanding	—	—	—	—
Total units outstanding	143,511	60,077	38,127	56,005

Statements of Operations
Year ended December 31, 2025

	Neuberger Berman	Neuberger Berman	Neuberger Berman	PIMCO VIT All
	AMT Mid Cap	AMT Quality	AMT Quality	Asset Portfolio
	Growth Portfolio	Equity Portfolio	Equity Portfolio	– Administrative
	– S Class Shares	– I Class Shares	– S Class Shares	Class
Net investment income (loss)
Investment income:
Dividends	$—	$—	$—	$56,182

Expenses:
Mortality and expense risks	28,601	47,469	4,809	15,230
Administrative charges	4,713	5,697	1,199	1,828
Separate account rider charges	—	—	—	—
Net investment income (loss)	(33,314)	(53,166)	(6,008)	39,124

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(51,199)	342,027	9,015	(31,078)
Capital gains distributions	461,159	210,565	48,113	—
Total realized gains (losses) on investments	409,960	552,592	57,128	(31,078)

Change in net unrealized appreciation (depreciation) of investments	(264,299)	(65,120)	44,544	136,642

Net gains (losses) on investments	112,347	434,306	95,664	144,688
Net increase (decrease) in net assets resulting from operations	$112,347	$434,306	$95,664	$144,688

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

			PIMCO VIT
		PIMCO VIT	Emerging Markets	PIMCO VIT High
	PIMCO VIT All	CommodityReal	Bond Portfolio	Yield Portfolio
	Asset Portfolio	Return® Strategy	– Administrative	– Administrative
	– Advisor Class	Portfolio – M Class	Class	Class
Assets
Investments in shares of mutual funds, at fair value	$512,884	$318,587	$1,239,470	$20,711,428
Total assets	512,884	318,587	1,239,470	20,711,428
Total liabilities	—	—	—	—
Net assets	$512,884	$318,587	$1,239,470	$20,711,428

Net assets
Applicable to accumulation units	$512,884	$318,587	$1,239,470	$20,711,428
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$512,884	$318,587	$1,239,470	$20,711,428

Investments in shares of mutual funds, at cost	$528,269	$300,351	$1,141,734	$20,544,749

Shares of mutual funds owned	52,550	51,302	108,535	2,795,065

Accumulation units outstanding	36,380	21,978	112,341	1,344,048
Annuitized units outstanding	—	—	—	—
Total units outstanding	36,380	21,978	112,341	1,344,048

Statements of Operations
Year ended December 31, 2025

			PIMCO VIT
		PIMCO VIT	Emerging Markets	PIMCO VIT High
	PIMCO VIT All	CommodityReal	Bond Portfolio	Yield Portfolio
	Asset Portfolio	Return® Strategy	– Administrative	– Administrative
	– Advisor Class	Portfolio – M Class	Class	Class
Net investment income (loss)
Investment income:
Dividends	$21,891	$8,849	$72,885	$1,294,848

Expenses:
Mortality and expense risks	3,111	1,998	6,366	175,930
Administrative charges	724	500	1,591	30,981
Separate account rider charges	—	—	—	15
Net investment income (loss)	18,056	6,351	64,928	1,087,922

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(5,730)	(20,986)	(17,017)	(247,588)
Capital gains distributions	—	—	—	—
Total realized gains (losses) on investments	(5,730)	(20,986)	(17,017)	(247,588)

Change in net unrealized appreciation (depreciation) of investments	48,352	69,160	94,022	711,807

Net gains (losses) on investments	60,678	54,525	141,933	1,552,141
Net increase (decrease) in net assets resulting from operations	$60,678	$54,525	$141,933	$1,552,141

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

		PIMCO VIT Total
	PIMCO VIT Low	Return Portfolio	Principal Capital	Principal Capital
	Duration Portfolio	– Administrative	Appreciation	Appreciation
	– Advisor Class	Class	Account – Class 1	Account – Class 2
Assets
Investments in shares of mutual funds, at fair value	$8,175,173	$26,133,279	$69,283,328	$17,911,293
Total assets	8,175,173	26,133,279	69,283,328	17,911,293
Total liabilities	—	—	—	—
Net assets	$8,175,173	$26,133,279	$69,283,328	$17,911,293

Net assets
Applicable to accumulation units	$8,175,173	$26,133,279	$69,283,328	$17,911,293
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$8,175,173	$26,133,279	$69,283,328	$17,911,293

Investments in shares of mutual funds, at cost	$8,071,334	$27,391,318	$50,747,165	$15,021,052

Shares of mutual funds owned	835,907	2,765,426	1,551,003	411,659

Accumulation units outstanding	749,156	2,198,892	1,633,138	656,547
Annuitized units outstanding	—	—	—	—
Total units outstanding	749,156	2,198,892	1,633,138	656,547

Statements of Operations
Year ended December 31, 2025

		PIMCO VIT Total
	PIMCO VIT Low	Return Portfolio	Principal Capital	Principal Capital
	Duration Portfolio	– Administrative	Appreciation	Appreciation
	– Advisor Class	Class	Account – Class 1	Account – Class 2
Net investment income (loss)
Investment income:
Dividends	$303,053	$1,053,180	$346,604	$59,670

Expenses:
Mortality and expense risks	49,541	207,834	879,732	107,146
Administrative charges	11,722	38,554	76,403	25,849
Separate account rider charges	—	—	37	—
Net investment income (loss)	241,790	806,792	(609,568)	(73,325)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(68,430)	(966,914)	5,962,678	675,877
Capital gains distributions	—	—	5,398,329	1,386,645
Total realized gains (losses) on investments	(68,430)	(966,914)	11,361,007	2,062,522

Change in net unrealized appreciation (depreciation) of investments	179,722	2,102,092	(2,781,578)	76,123

Net gains (losses) on investments	353,082	1,941,970	7,969,861	2,065,320
Net increase (decrease) in net assets resulting from operations	$353,082	$1,941,970	$7,969,861	$2,065,320

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Assets and Liabilities
December 31, 2025

	Principal LifeTime	Principal LifeTime	Principal LifeTime	Principal LifeTime
	2020 Account	2030 Account	2040 Account	2050 Account
	– Class 1	– Class 1	– Class 1	– Class 1
Assets
Investments in shares of mutual funds, at fair value	$39,638,495	$30,061,263	$11,385,202	$6,984,466
Total assets	39,638,495	30,061,263	11,385,202	6,984,466
Total liabilities	—	—	—	—
Net assets	$39,638,495	$30,061,263	$11,385,202	$6,984,466

Net assets
Applicable to accumulation units	$39,638,495	$30,061,263	$11,385,202	$6,984,466
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$39,638,495	$30,061,263	$11,385,202	$6,984,466

Investments in shares of mutual funds, at cost	$39,415,785	$27,176,226	$9,421,812	$5,639,363

Shares of mutual funds owned	2,964,734	2,081,805	585,960	362,077

Accumulation units outstanding	1,465,054	1,013,359	335,213	187,657
Annuitized units outstanding	—	—	—	—
Total units outstanding	1,465,054	1,013,359	335,213	187,657

Statements of Operations
Year ended December 31, 2025

	Principal LifeTime	Principal LifeTime	Principal LifeTime	Principal LifeTime
	2020 Account	2030 Account	2040 Account	2050 Account
	– Class 1	– Class 1	– Class 1	– Class 1
Net investment income (loss)
Investment income:
Dividends	$1,210,529	$721,653	$173,423	$93,296

Expenses:
Mortality and expense risks	518,897	398,271	134,261	82,582
Administrative charges	56,940	45,219	15,485	9,614
Separate account rider charges	149	96	—	—
Net investment income (loss)	634,543	278,067	23,677	1,100

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	228,646	1,539,566	420,679	145,755
Capital gains distributions	1,650,371	1,464,083	567,185	438,546
Total realized gains (losses) on investments	1,879,017	3,003,649	987,864	584,301

Change in net unrealized appreciation (depreciation) of investments	1,447,439	323,164	437,668	433,260

Net gains (losses) on investments	3,960,999	3,604,880	1,449,209	1,018,661
Net increase (decrease) in net assets resulting from operations	$3,960,999	$3,604,880	$1,449,209	$1,018,661

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

	Principal LifeTime	Real Estate	Real Estate
	Strategic Income	Securities Account	Securities Account	Rydex VI Basic
	Account – Class 1	– Class 1	– Class 2	Materials Fund
Assets
Investments in shares of mutual funds, at fair value	$11,681,257	$32,473,385	$8,900,208	$773,019
Total assets	11,681,257	32,473,385	8,900,208	773,019
Total liabilities	—	—	—	—
Net assets	$11,681,257	$32,473,385	$8,900,208	$773,019

Net assets
Applicable to accumulation units	$11,681,257	$32,473,385	$8,900,208	$773,019
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$11,681,257	$32,473,385	$8,900,208	$773,019

Investments in shares of mutual funds, at cost	$10,490,628	$35,968,014	$9,927,006	$664,242

Shares of mutual funds owned	978,329	1,857,745	509,457	6,547

Accumulation units outstanding	603,617	414,683	591,699	41,083
Annuitized units outstanding	—	—	—	—
Total units outstanding	603,617	414,683	591,699	41,083

Statements of Operations

Year ended December 31, 2025

	Principal LifeTime	Real Estate	Real Estate
	Strategic Income	Securities Account	Securities Account	Rydex VI Basic
	Account – Class 1	– Class 1	– Class 2	Materials Fund
Net investment income (loss)
Investment income:
Dividends	$359,936	$529,177	$138,094	$9,813

Expenses:
Mortality and expense risks	149,637	430,944	60,185	4,753
Administrative charges	16,409	32,010	13,896	1,059
Separate account rider charges	15	—	—	—
Net investment income (loss)	193,875	66,223	64,013	4,001

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	238,855	(439,155)	(127,570)	30,861
Capital gains distributions	305,693	1,192,091	319,590	54,600
Total realized gains (losses) on investments	544,548	752,936	192,020	85,461

Change in net unrealized appreciation (depreciation) of investments	289,145	(780,714)	(225,151)	104,328

Net gains (losses) on investments	1,027,568	38,445	30,882	193,790
Net increase (decrease) in net assets resulting from operations	$1,027,568	$38,445	$30,882	$193,790

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

	Rydex VI	Rydex VI
	Commodities	NASDAQ 100	SAM Balanced	SAM Balanced
	Strategy Fund	Fund	Portfolio – Class 1	Portfolio – Class 2
Assets
Investments in shares of mutual funds, at fair value	$1,273,687	$11,358,974	$231,791,370	$40,207,806
Total assets	1,273,687	11,358,974	231,791,370	40,207,806
Total liabilities	—	—	—	—
Net assets	$1,273,687	$11,358,974	$231,791,370	$40,207,806

Net assets
Applicable to accumulation units	$1,273,687	$11,358,974	$231,791,370	$40,207,806
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$1,273,687	$11,358,974	$231,791,370	$40,207,806

Investments in shares of mutual funds, at cost	$1,342,638	$7,704,822	$212,770,196	$38,447,574

Shares of mutual funds owned	14,231	117,430	14,763,781	2,615,993

Accumulation units outstanding	114,395	330,599	8,934,676	2,369,062
Annuitized units outstanding	—	—	—	—
Total units outstanding	114,395	330,599	8,934,676	2,369,062

Statements of Operations

Year ended December 31, 2025

	Rydex VI	Rydex VI
	Commodities	NASDAQ 100	SAM Balanced	SAM Balanced
	Strategy Fund	Fund	Portfolio – Class 1	Portfolio – Class 2
Net investment income (loss)
Investment income:
Dividends	$49,573	$3,745	$5,636,773	$887,657

Expenses:
Mortality and expense risks	10,507	78,535	3,082,737	272,547
Administrative charges	1,748	17,918	337,983	60,650
Separate account rider charges	—	—	1,243	—
Net investment income (loss)	37,318	(92,708)	2,214,810	554,460

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(54,386)	1,178,427	3,787,224	(254,973)
Capital gains distributions	—	680,929	17,467,467	3,062,037
Total realized gains (losses) on investments	(54,386)	1,859,356	21,254,691	2,807,064

Change in net unrealized appreciation (depreciation) of investments	63,441	239,510	5,418,673	1,426,765

Net gains (losses) on investments	46,373	2,006,158	28,888,174	4,788,289
Net increase (decrease) in net assets resulting from operations	$46,373	$2,006,158	$28,888,174	$4,788,289

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

	SAM Conservative	SAM Conservative	SAM Conservative	SAM Conservative
	Balanced Portfolio	Balanced Portfolio	Growth Portfolio	Growth Portfolio
	– Class 1	– Class 2	– Class 1	– Class 2
Assets
Investments in shares of mutual funds, at fair value	$52,872,734	$16,923,484	$49,177,001	$26,649,962
Total assets	52,872,734	16,923,484	49,177,001	26,649,962
Total liabilities	—	—	—	—
Net assets	$52,872,734	$16,923,484	$49,177,001	$26,649,962

Net assets
Applicable to accumulation units	$52,872,734	$16,923,484	$49,177,001	$26,649,962
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$52,872,734	$16,923,484	$49,177,001	$26,649,962

Investments in shares of mutual funds, at cost	$49,116,737	$16,157,805	$40,601,849	$23,114,741

Shares of mutual funds owned	4,246,806	1,387,171	2,083,771	1,156,180

Accumulation units outstanding	2,406,258	1,154,506	1,631,011	1,385,025
Annuitized units outstanding	—	—	—	—
Total units outstanding	2,406,258	1,154,506	1,631,011	1,385,025

Statements of Operations

Year ended December 31, 2025

	SAM Conservative	SAM Conservative	SAM Conservative	SAM Conservative
	Balanced Portfolio	Balanced Portfolio	Growth Portfolio	Growth Portfolio
	– Class 1	– Class 2	– Class 1	– Class 2
Net investment income (loss)
Investment income:
Dividends	$1,527,229	$442,082	$850,406	$391,907

Expenses:
Mortality and expense risks	687,277	102,761	639,469	187,426
Administrative charges	74,560	24,335	67,799	41,066
Separate account rider charges	363	—	133	—
Net investment income (loss)	765,029	314,986	143,005	163,415

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	576,496	(101,770)	2,580,779	564,097
Capital gains distributions	1,223,727	385,955	3,451,575	1,842,764
Total realized gains (losses) on investments	1,800,223	284,185	6,032,354	2,406,861

Change in net unrealized appreciation (depreciation) of investments	2,754,459	1,030,077	442,253	1,084,432

Net gains (losses) on investments	5,319,711	1,629,248	6,617,612	3,654,708
Net increase (decrease) in net assets resulting from operations	$5,319,711	$1,629,248	$6,617,612	$3,654,708

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

	SAM Flexible	SAM Flexible	SAM Strategic	SAM Strategic
	Income Portfolio	Income Portfolio	Growth Portfolio	Growth Portfolio
	– Class 1	– Class 2	– Class 1	– Class 2
Assets
Investments in shares of mutual funds, at fair value	$49,217,138	$22,978,654	$32,740,439	$28,841,676
Total assets	49,217,138	22,978,654	32,740,439	28,841,676
Total liabilities	—	—	—	—
Net assets	$49,217,138	$22,978,654	$32,740,439	$28,841,676

Net assets
Applicable to accumulation units	$49,217,138	$22,978,654	$32,740,439	$28,841,676
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$49,217,138	$22,978,654	$32,740,439	$28,841,676

Investments in shares of mutual funds, at cost	$48,755,161	$21,952,766	$25,206,909	$25,480,208

Shares of mutual funds owned	4,167,412	1,975,809	1,154,458	1,040,464

Accumulation units outstanding	2,517,175	1,723,473	995,874	1,414,272
Annuitized units outstanding	—	—	—	—
Total units outstanding	2,517,175	1,723,473	995,874	1,414,272

Statements of Operations

Year ended December 31, 2025

	SAM Flexible	SAM Flexible	SAM Strategic	SAM Strategic
	Income Portfolio	Income Portfolio	Growth Portfolio	Growth Portfolio
	– Class 1	– Class 2	– Class 1	– Class 2
Net investment income (loss)
Investment income:
Dividends	$1,812,440	$770,788	$450,236	$305,635

Expenses:
Mortality and expense risks	655,602	154,335	431,995	164,493
Administrative charges	65,347	34,578	43,916	39,268
Separate account rider charges	—	—	1	—
Net investment income (loss)	1,091,491	581,875	(25,676)	101,874

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,088,302)	(849,522)	2,779,320	1,011,394
Capital gains distributions	—	—	2,420,601	1,961,232
Total realized gains (losses) on investments	(1,088,302)	(849,522)	5,199,921	2,972,626

Change in net unrealized appreciation (depreciation) of investments	4,269,185	2,204,738	(608,199)	714,354

Net gains (losses) on investments	4,272,374	1,937,091	4,566,046	3,788,854
Net increase (decrease) in net assets resulting from operations	$4,272,374	$1,937,091	$4,566,046	$3,788,854

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

	Short-Term			T. Rowe Price Blue
	Income Account	SmallCap Account	SmallCap Account	Chip Growth
	– Class 1	– Class 1	– Class 2	Portfolio – II
Assets
Investments in shares of mutual funds, at fair value	$34,586,322	$61,843,944	$5,071,802	$45,069,336
Total assets	34,586,322	61,843,944	5,071,802	45,069,336
Total liabilities	—	—	—	—
Net assets	$34,586,322	$61,843,944	$5,071,802	$45,069,336

Net assets
Applicable to accumulation units	$34,586,322	$61,843,944	$5,071,802	$45,069,336
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$34,586,322	$61,843,944	$5,071,802	$45,069,336

Investments in shares of mutual funds, at cost	$34,328,399	$53,020,881	$4,684,181	$34,575,659

Shares of mutual funds owned	13,510,282	3,610,271	299,221	742,249

Accumulation units outstanding	2,697,066	1,511,152	295,807	1,367,429
Annuitized units outstanding	—	—	—	—
Total units outstanding	2,697,066	1,511,152	295,807	1,367,429

Statements of Operations

Year ended December 31, 2025

	Short-Term			T. Rowe Price Blue
	Income Account	SmallCap Account	SmallCap Account	Chip Growth
	– Class 1	– Class 1	– Class 2	Portfolio – II
Net investment income (loss)
Investment income:
Dividends	$1,593,604	$200,206	$4,424	$—

Expenses:
Mortality and expense risks	449,290	743,267	31,267	368,142
Administrative charges	47,466	50,528	7,421	65,233
Separate account rider charges	1	19	—	84
Net investment income (loss)	1,096,847	(593,608)	(34,264)	(433,459)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(75,549)	940,254	(203,908)	2,511,955
Capital gains distributions	—	3,116,551	261,579	4,024,221
Total realized gains (losses) on investments	(75,549)	4,056,805	57,671	6,536,176

Change in net unrealized appreciation (depreciation) of investments	446,249	4,266,588	659,111	760,544

Net gains (losses) on investments	1,467,547	7,729,785	682,518	6,863,261
Net increase (decrease) in net assets resulting from operations	$1,467,547	$7,729,785	$682,518	$6,863,261

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

			TOPS® Aggressive
			Growth ETF	TOPS® Balanced
	T. Rowe Price		Portfolio	ETF Portfolio
	Health Sciences	The Merger	– Investor Class	– Investor Class
	Portfolio – II	Fund VL	Shares	Shares
Assets
Investments in shares of mutual funds, at fair value	$13,282,866	$251,602	$1,103,105	$4,435,642
Total assets	13,282,866	251,602	1,103,105	4,435,642
Total liabilities	—	—	—	—
Net assets	$13,282,866	$251,602	$1,103,105	$4,435,642

Net assets
Applicable to accumulation units	$13,282,866	$251,602	$1,103,105	$4,435,642
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$13,282,866	$251,602	$1,103,105	$4,435,642

Investments in shares of mutual funds, at cost	$12,291,952	$259,295	$866,231	$3,953,200

Shares of mutual funds owned	245,842	22,246	42,723	271,958

Accumulation units outstanding	134,826	18,653	62,367	310,518
Annuitized units outstanding	—	—	—	—
Total units outstanding	134,826	18,653	62,367	310,518

Statements of Operations

Year ended December 31, 2025

			TOPS® Aggressive
			Growth ETF	TOPS® Balanced
	T. Rowe Price		Portfolio	ETF Portfolio
	Health Sciences	The Merger	– Investor Class	– Investor Class
	Portfolio – II	Fund VL	Shares	Shares
Net investment income (loss)
Investment income:
Dividends	$—	$10,582	$9,232	$78,164

Expenses:
Mortality and expense risks	161,668	1,689	7,499	26,079
Administrative charges	19,402	402	1,807	6,359
Separate account rider charges	—	—	—	—
Net investment income (loss)	(181,070)	8,491	(74)	45,726

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	375,188	407	217,179	30,505
Capital gains distributions	490,589	7,950	14,213	48,799
Total realized gains (losses) on investments	865,777	8,357	231,392	79,304

Change in net unrealized appreciation (depreciation) of investments	1,207,953	3,556	(44,814)	331,153

Net gains (losses) on investments	1,892,660	20,404	186,504	456,183
Net increase (decrease) in net assets resulting from operations	$1,892,660	$20,404	$186,504	$456,183

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

	TOPS®		TOPS® Moderate
	Conservative ETF	TOPS® Growth	Growth ETF	U.S. LargeCap
	Portfolio	ETF Portfolio	Portfolio	S&P 500 Index
	– Investor Class	– Investor Class	– Investor Class	Buffer April
	Shares	Shares	Shares	Account – Class 2
Assets
Investments in shares of mutual funds, at fair value	$1,636,689	$2,029,771	$1,311,100	$33,819,107
Total assets	1,636,689	2,029,771	1,311,100	33,819,107
Total liabilities	—	—	—	—
Net assets	$1,636,689	$2,029,771	$1,311,100	$33,819,107

Net assets
Applicable to accumulation units	$1,636,689	$2,029,771	$1,311,100	$33,819,107
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$1,636,689	$2,029,771	$1,311,100	$33,819,107

Investments in shares of mutual funds, at cost	$1,534,404	$1,640,351	$1,125,218	$30,935,831

Shares of mutual funds owned	117,241	81,158	72,557	2,945,915

Accumulation units outstanding	124,122	119,776	84,576	2,323,712
Annuitized units outstanding	—	—	—	—
Total units outstanding	124,122	119,776	84,576	2,323,712

Statements of Operations

Year ended December 31, 2025

	TOPS®		TOPS® Moderate
	Conservative ETF	TOPS® Growth	Growth ETF	U.S. LargeCap
	Portfolio	ETF Portfolio	Portfolio	S&P 500 Index
	– Investor Class	– Investor Class	– Investor Class	Buffer April
	Shares	Shares	Shares	Account – Class 2
Net investment income (loss)
Investment income:
Dividends	$34,808	$16,556	$17,428	$—

Expenses:
Mortality and expense risks	11,061	10,798	8,348	317,141
Administrative charges	2,360	2,700	1,746	56,012
Separate account rider charges	15	—	—	—
Net investment income (loss)	21,372	3,058	7,334	(373,153)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,681)	42,025	24,957	696,386
Capital gains distributions	10,530	26,336	18,684	740,999
Total realized gains (losses) on investments	8,849	68,361	43,641	1,437,385

Change in net unrealized appreciation (depreciation) of investments	102,577	198,003	101,810	3,340,006

Net gains (losses) on investments	132,798	269,422	152,785	4,404,238
Net increase (decrease) in net assets resulting from operations	$132,798	$269,422	$152,785	$4,404,238

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

	U.S. LargeCap	U.S. LargeCap	U.S. LargeCap
	S&P 500 Index	S&P 500 Index	S&P 500 Index	VanEck VIP Trust
	Buffer January	Buffer July	Buffer October	Global Gold Fund
	Account – Class 2	Account – Class 2	Account – Class 2	– Class S Shares
Assets
Investments in shares of mutual funds, at fair value	$61,278,570	$45,175,338	$87,125,475	$4,657,331
Total assets	61,278,570	45,175,338	87,125,475	4,657,331
Total liabilities	—	—	—	—
Net assets	$61,278,570	$45,175,338	$87,125,475	$4,657,331

Net assets
Applicable to accumulation units	$61,278,570	$45,175,338	$87,125,475	$4,657,331
Applicable to contracts in annuitization period	—	—	—	—
Total net assets	$61,278,570	$45,175,338	$87,125,475	$4,657,331

Investments in shares of mutual funds, at cost	$63,171,552	$44,341,000	$85,320,306	$2,394,809

Shares of mutual funds owned	5,852,777	3,183,604	6,263,514	191,345

Accumulation units outstanding	3,948,488	2,908,429	5,301,274	160,733
Annuitized units outstanding	—	—	—	—
Total units outstanding	3,948,488	2,908,429	5,301,274	160,733

Statements of Operations

Year ended December 31, 2025

	U.S. LargeCap	U.S. LargeCap	U.S. LargeCap
	S&P 500 Index	S&P 500 Index	S&P 500 Index	VanEck VIP Trust
	Buffer January	Buffer July	Buffer October	Global Gold Fund
	Account – Class 2	Account – Class 2	Account – Class 2	– Class S Shares
Net investment income (loss)
Investment income:
Dividends	$115,008	$151,762	$124,073	$40,089

Expenses:
Mortality and expense risks	381,566	473,178	535,948	20,848
Administrative charges	73,881	83,415	99,634	4,157
Separate account rider charges	—	—	—	—
Net investment income (loss)	(340,439)	(404,831)	(511,509)	15,084

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	2,849,953	990,597	2,667,823	339,134
Capital gains distributions	6,476,642	9,015,554	4,549,162	—
Total realized gains (losses) on investments	9,326,595	10,006,151	7,216,985	339,134

Change in net unrealized appreciation (depreciation) of investments	(4,136,868)	(1,145,604)	(88,590)	2,302,565

Net gains (losses) on investments	4,849,288	8,455,716	6,616,886	2,656,783
Net increase (decrease) in net assets resulting from operations	$4,849,288	$8,455,716	$6,616,886	$2,656,783

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Assets and Liabilities

December 31, 2025

VanEck VIP Trust
Global Resources
Fund – Class S
Shares
Assets
Investments in shares of mutual funds, at fair value	$4,119,055
Total assets	4,119,055
Total liabilities	—
Net assets	$4,119,055

Net assets
Applicable to accumulation units	$4,119,055
Applicable to contracts in annuitization period	—
Total net assets	$4,119,055

Investments in shares of mutual funds, at cost	$3,498,702

Shares of mutual funds owned	128,841

Accumulation units outstanding	280,028
Annuitized units outstanding	—
Total units outstanding	280,028

Statements of Operations

Year ended December 31, 2025

VanEck VIP Trust
Global Resources
Fund – Class S
Shares
Net investment income (loss)
Investment income:
Dividends	$87,198

Expenses:
Mortality and expense risks	38,598
Administrative charges	4,980
Separate account rider charges	—
Net investment income (loss)	43,620

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	165,852
Capital gains distributions	—
Total realized gains (losses) on investments	165,852

Change in net unrealized appreciation (depreciation) of investments	874,899

Net gains (losses) on investments	1,084,371
Net increase (decrease) in net assets resulting from operations	$1,084,371

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

				American Funds
	AllianceBernstein	AllianceBernstein	ALPS Global	Insurance Series
	VPS Discovery	VPS Small Cap	Opportunity	– American
	Value Portfolio	Growth Portfolio	Portfolio	High-Income Trust
	– Class A	– Class A	– Class III	– Class 2 Shares
Net assets as of January 1, 2024	$3,120,311	$2,661,994	$836,521	$980,419

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(15,780)	(30,060)	65,746	52,658
Total realized gains (losses) on investments	267,434	(495,336)	(49,175)	(22,429)
Change in net unrealized appreciation (depreciation) of investments	(13,111)	917,357	125,397	56,399
Net gains (losses) on investments	238,543	391,961	141,968	86,628
Net increase (decrease) in net assets resulting from operations	238,543	391,961	141,968	86,628
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	66,472	26,678	110,709	290,866
Administration charges	—	—	(2,938)	—
Contingent sales charges	(859)	(687)	(391)	(311)
Contract terminations	(532,511)	(423,040)	(87,047)	(301,069)
Death benefit payments	(17,129)	(1,588)	—	—
Flexible withdrawal option payments	(35,775)	(21,272)	(9,201)	(16,790)
Transfers to other contracts	(314,168)	(166,178)	(108,509)	(29,818)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(833,970)	(586,087)	(97,377)	(57,122)
Total increase (decrease)	(595,427)	(194,126)	44,591	29,506
Net assets as of December 31, 2024	2,524,884	2,467,868	881,112	1,009,925

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(12,034)	(31,037)	42,641	46,807
Total realized gains (losses) on investments	41,874	(533,099)	(43,221)	(31,669)
Change in net unrealized appreciation (depreciation) of investments	(18,940)	633,281	8,068	45,875
Net gains (losses) on investments	10,900	69,145	7,488	61,013
Net increase (decrease) in net assets resulting from operations	10,900	69,145	7,488	61,013
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	49,566	88,506	53,257	87,880
Administration charges	—	(60)	(2,467)	—
Contingent sales charges	(729)	(620)	(725)	(58)
Contract terminations	(505,308)	(429,434)	(148,493)	(99,813)
Death benefit payments	(53,553)	(3,205)	—	(58,846)
Flexible withdrawal option payments	(25,660)	(24,758)	(9,808)	(16,654)
Transfers to other contracts	(47,374)	(37,756)	(25,037)	(84,148)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(583,058)	(407,327)	(133,273)	(171,639)
Total increase (decrease)	(572,158)	(338,182)	(125,785)	(110,626)
Net assets as of December 31, 2025	$1,952,726	$2,129,686	$755,327	$899,299

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

			American Funds	American Funds
	American Funds	American Funds	Insurance Series	Insurance Series
	Insurance Series	Insurance Series	– Global Small	– Global Small
	– Asset Allocation	– Asset Allocation	Capitalization	Capitalization
	Fund – Class 2	Fund – Class 4	Fund – Class 2	Fund – Class 4
	Shares	Shares	Shares	Shares
Net assets as of January 1, 2024	$2,346,930	$21,860,850	$1,208,133	$3,440,359

Increase (decrease) in net assets
Operations:
Net investment income (loss)	18,181	287,633	(3,651)	1,156
Total realized gains (losses) on investments	188,334	1,291,548	(36,935)	(322,923)
Change in net unrealized appreciation (depreciation) of investments	148,960	1,800,239	53,658	367,644
Net gains (losses) on investments	355,475	3,379,420	13,072	45,877
Net increase (decrease) in net assets resulting from operations	355,475	3,379,420	13,072	45,877
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	947,830	3,444,072	99,922	362,384
Administration charges	(551)	(54,781)	—	(11,910)
Contingent sales charges	(135)	(13,398)	(203)	(1,390)
Contract terminations	(87,725)	(2,420,734)	(139,585)	(229,981)
Death benefit payments	(2,346)	(31,763)	(3,223)	(8,874)
Flexible withdrawal option payments	(28,544)	(235,502)	(10,983)	(27,430)
Transfers to other contracts	(864,627)	(1,165,177)	(128,743)	(245,948)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(36,098)	(477,283)	(182,815)	(163,149)
Total increase (decrease)	319,377	2,902,137	(169,743)	(117,272)
Net assets as of December 31, 2024	2,666,307	24,762,987	1,038,390	3,323,087

Increase (decrease) in net assets
Operations:
Net investment income (loss)	15,549	334,876	(9,888)	(19,856)
Total realized gains (losses) on investments	226,820	2,213,915	(94,579)	(434,415)
Change in net unrealized appreciation (depreciation) of investments	120,786	1,583,808	208,823	899,370
Net gains (losses) on investments	363,155	4,132,599	104,356	445,099
Net increase (decrease) in net assets resulting from operations	363,155	4,132,599	104,356	445,099
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	326,327	6,167,339	38,617	414,041
Administration charges	(444)	(49,292)	—	(9,759)
Contingent sales charges	(355)	(6,074)	(214)	(2,604)
Contract terminations	(258,204)	(1,227,373)	(160,075)	(512,855)
Death benefit payments	(43,360)	(180,003)	(9,280)	(44,070)
Flexible withdrawal option payments	(25,796)	(289,341)	(11,214)	(38,857)
Transfers to other contracts	(382,825)	(464,221)	(37,860)	(202,925)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(384,657)	3,951,035	(180,026)	(397,029)
Total increase (decrease)	(21,502)	8,083,634	(75,670)	48,070
Net assets as of December 31, 2025	$2,644,805	$32,846,621	$962,720	$3,371,157

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

			American Funds
	American Funds	American Funds	Insurance Series	American Funds
	Insurance Series	Insurance Series	– Managed Risk	Insurance Series
	– Growth-Income	– Growth-Income	Asset Allocation	– Managed Risk
	Fund – Class 2	Fund – Class 4	Fund – Class P2	Growth Fund
	Shares	Shares	Shares	– Class P2 Shares
Net assets as of January 1, 2024	$—	$—	$7,830,367	$6,910,657

Increase (decrease) in net assets
Operations:
Net investment income (loss)	29	2,794	93,773	(24,302)
Total realized gains (losses) on investments	(1)	54	66,546	(290,205)
Change in net unrealized appreciation (depreciation) of investments	(92)	(306)	896,700	1,795,266
Net gains (losses) on investments	(64)	2,542	1,057,019	1,480,759
Net increase (decrease) in net assets resulting from operations	(64)	2,542	1,057,019	1,480,759
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	5,000	539,713	292,710	597,733
Administration charges	—	(85)	(14,491)	(16,770)
Contingent sales charges	—	—	(714)	(4,250)
Contract terminations	1	1	(145,625)	(977,232)
Death benefit payments	—	—	(95,156)	—
Flexible withdrawal option payments	—	—	(60,706)	(30,619)
Transfers to other contracts	—	(275)	(103,543)	(120,062)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	5,001	539,354	(127,525)	(551,200)
Total increase (decrease)	4,937	541,896	929,494	929,559
Net assets as of December 31, 2024	4,937	541,896	8,759,861	7,840,216

Increase (decrease) in net assets
Operations:
Net investment income (loss)	224	1,801	153,342	47,676
Total realized gains (losses) on investments	1,459	204,042	494,225	64,262
Change in net unrealized appreciation (depreciation) of investments	3,423	(5,909)	232,150	879,479
Net gains (losses) on investments	5,106	199,934	879,717	991,417
Net increase (decrease) in net assets resulting from operations	5,106	199,934	879,717	991,417
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	103,749	954,447	1,304,642	888,850
Administration charges	—	(1,544)	(12,502)	(15,032)
Contingent sales charges	(6)	(204)	(11,153)	(3,004)
Contract terminations	(4,415)	(39,262)	(2,312,815)	(584,475)
Death benefit payments	—	—	(97,983)	(146,631)
Flexible withdrawal option payments	(769)	(3,620)	(176,182)	(48,679)
Transfers to other contracts	(5,667)	(14,087)	(336,158)	(413,773)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	92,892	895,730	(1,642,151)	(322,744)
Total increase (decrease)	97,998	1,095,664	(762,434)	668,673
Net assets as of December 31, 2025	$102,935	$1,637,560	$7,997,427	$8,508,889

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

				American Funds
	American Funds			Insurance Series
	Insurance Series	American Funds	American Funds	– Washington
	– Managed Risk	Insurance Series	Insurance Series	Mutual Investors
	International Fund	– New World Fund	– New World Fund	Fund – Class 2
	– Class P2 Shares	– Class 2 Shares	– Class 4 Shares	Shares
Net assets as of January 1, 2024	$438,483	$1,428,646	$6,691,600	$2,950,449

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,805	(1,188)	28,424	4,340
Total realized gains (losses) on investments	(12,162)	44,452	74,815	187,238
Change in net unrealized appreciation (depreciation) of investments	3,083	35,675	268,144	313,973
Net gains (losses) on investments	(7,274)	78,939	371,383	505,551
Net increase (decrease) in net assets resulting from operations	(7,274)	78,939	371,383	505,551
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	129,885	99,993	885,317	682,605
Administration charges	(1,376)	—	(21,194)	(117)
Contingent sales charges	(168)	(358)	(1,459)	(888)
Contract terminations	(42,040)	(236,667)	(465,519)	(585,913)
Death benefit payments	(13,301)	—	(70,335)	—
Flexible withdrawal option payments	(6,388)	(10,780)	(50,483)	(21,242)
Transfers to other contracts	(12,614)	(69,682)	(396,093)	(384,415)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	53,998	(217,494)	(119,766)	(309,970)
Total increase (decrease)	46,724	(138,555)	251,617	195,581
Net assets as of December 31, 2024	485,207	1,290,091	6,943,217	3,146,030

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,313	(3,928)	9,364	(294)
Total realized gains (losses) on investments	(9,189)	74,130	89,622	354,461
Change in net unrealized appreciation (depreciation) of investments	76,851	201,390	1,634,012	86,169
Net gains (losses) on investments	69,975	271,592	1,732,998	440,336
Net increase (decrease) in net assets resulting from operations	69,975	271,592	1,732,998	440,336
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	63,547	93,863	796,575	660,258
Administration charges	(1,180)	—	(17,777)	(60)
Contingent sales charges	(65)	(333)	(4,094)	(436)
Contract terminations	(13,745)	(271,718)	(835,385)	(325,885)
Death benefit payments	—	—	(241,342)	(189)
Flexible withdrawal option payments	(7,333)	(10,493)	(53,004)	(26,215)
Transfers to other contracts	(19,191)	(142,511)	(580,516)	(925,930)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	22,033	(331,192)	(935,543)	(618,457)
Total increase (decrease)	92,008	(59,600)	797,455	(178,121)
Net assets as of December 31, 2025	$577,215	$1,230,491	$7,740,672	$2,967,909

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	American Funds
	Insurance Series
	– Washington	BlackRock 60/40	BlackRock
	Mutual Investors	Target Allocation	Advantage SMID	BlackRock Global
	Fund – Class 4	ETF V.I. Fund	Cap V.I. Fund	Allocation V.I.
	Shares	– Class III	– Class III	Fund – Class III
Net assets as of January 1, 2024	$14,364,512	$12,581,946	$2,414,462	$3,703,084

Increase (decrease) in net assets
Operations:
Net investment income (loss)	108,657	215,231	17,604	22,203
Total realized gains (losses) on investments	440,770	864,490	(166,100)	292,015
Change in net unrealized appreciation (depreciation) of investments	2,019,858	311,296	407,186	(21,757)
Net gains (losses) on investments	2,569,285	1,391,017	258,690	292,461
Net increase (decrease) in net assets resulting from operations	2,569,285	1,391,017	258,690	292,461
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	2,824,618	4,557,107	268,146	74,505
Administration charges	(32,847)	(20,194)	(7,405)	(7,917)
Contingent sales charges	(9,339)	(2,529)	(648)	(410)
Contract terminations	(1,624,563)	(395,218)	(102,116)	(135,151)
Death benefit payments	(118,474)	(76,646)	(38,323)	(20,126)
Flexible withdrawal option payments	(123,046)	(165,943)	(11,138)	(51,310)
Transfers to other contracts	(415,405)	(2,211,362)	(76,566)	(33,159)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	500,944	1,685,215	31,950	(173,568)
Total increase (decrease)	3,070,229	3,076,232	290,640	118,893
Net assets as of December 31, 2024	17,434,741	15,658,178	2,705,102	3,821,977

Increase (decrease) in net assets
Operations:
Net investment income (loss)	84,211	279,947	16,692	126,526
Total realized gains (losses) on investments	1,870,562	715,438	239,878	327,504
Change in net unrealized appreciation (depreciation) of investments	754,577	1,505,768	10,356	214,243
Net gains (losses) on investments	2,709,350	2,501,153	266,926	668,273
Net increase (decrease) in net assets resulting from operations	2,709,350	2,501,153	266,926	668,273
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,457,194	4,306,845	126,668	94,107
Administration charges	(28,031)	(19,262)	(6,483)	(6,661)
Contingent sales charges	(6,445)	(4,319)	(2,350)	(1,280)
Contract terminations	(1,427,782)	(943,423)	(451,656)	(339,809)
Death benefit payments	(227,270)	—	(62,968)	—
Flexible withdrawal option payments	(169,856)	(204,360)	(12,921)	(51,175)
Transfers to other contracts	(576,425)	(1,466,808)	(46,464)	(117,844)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(978,615)	1,668,673	(456,174)	(422,662)
Total increase (decrease)	1,730,735	4,169,826	(189,248)	245,611
Net assets as of December 31, 2025	$19,165,476	$19,828,004	$2,515,854	$4,067,588

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

				ClearBridge
		BNY Mellon IP	BNY Mellon IP	Variable Small
		MidCap Stock	Technology	Cap Growth
	Blue Chip Account	Portfolio – Service	Growth Portfolio	Portfolio
	– Class 2	Shares	– Service Shares	– Class II Shares
Net assets as of January 1, 2024	$—	$1,227,294	$7,423,623	$4,528,155

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(2,044)	(108,225)	(35,256)
Total realized gains (losses) on investments	—	65,534	622,944	47,034
Change in net unrealized appreciation (depreciation) of investments	—	67,441	1,094,211	151,052
Net gains (losses) on investments	—	130,931	1,608,930	162,830
Net increase (decrease) in net assets resulting from operations	—	130,931	1,608,930	162,830
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	—	58,228	507,642	584,910
Administration charges	—	(3,822)	(640)	(15,000)
Contingent sales charges	—	(1,169)	(2,052)	(1,459)
Contract terminations	—	(276,614)	(1,263,715)	(310,430)
Death benefit payments	—	(1,089)	(115,949)	(11,491)
Flexible withdrawal option payments	—	(8,636)	(65,014)	(35,976)
Transfers to other contracts	—	(108,246)	(608,913)	(198,239)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	—	(341,348)	(1,548,641)	12,315
Total increase (decrease)	—	(210,417)	60,289	175,145
Net assets as of December 31, 2024	—	1,016,877	7,483,912	4,703,300

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(129,463)	(4,067)	(100,246)	(35,169)
Total realized gains (losses) on investments	135,615	71,396	3,012,347	102,754
Change in net unrealized appreciation (depreciation) of investments	1,919,338	21,720	(1,290,472)	282,140
Net gains (losses) on investments	1,925,490	89,049	1,621,629	349,725
Net increase (decrease) in net assets resulting from operations	1,925,490	89,049	1,621,629	349,725
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	22,000,587	91,932	361,480	240,256
Administration charges	(26,129)	(3,086)	(688)	(12,259)
Contingent sales charges	(3,445)	(227)	(1,540)	(2,412)
Contract terminations	(1,198,556)	(48,724)	(1,066,607)	(524,968)
Death benefit payments	(72,379)	(5,311)	(32,160)	(31,397)
Flexible withdrawal option payments	(177,552)	(7,532)	(57,567)	(37,231)
Transfers to other contracts	(390,146)	(32,305)	(687,232)	(138,198)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	20,132,380	(5,253)	(1,484,314)	(506,209)
Total increase (decrease)	22,057,870	83,796	137,315	(156,484)
Net assets as of December 31, 2025	$22,057,870	$1,100,673	$7,621,227	$4,546,816

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Columbia VP
	– Limited			CVT EAFE
	Duration Credit	Columbia VP		International
	Fund	– Small Cap Value	Core Plus Bond	Index Portfolio
	– Class 2	Fund – Class 2	Account – Class 1	– Class F
Net assets as of January 1, 2024	$5,430,194	$4,245,568	$75,768,816	$4,601,205

Increase (decrease) in net assets
Operations:
Net investment income (loss)	169,470	(10,625)	1,300,947	99,118
Total realized gains (losses) on investments	(83,715)	25,317	(2,367,541)	162,277
Change in net unrealized appreciation (depreciation) of investments	135,495	323,833	801,230	(154,696)
Net gains (losses) on investments	221,250	338,525	(265,364)	106,699
Net increase (decrease) in net assets resulting from operations	221,250	338,525	(265,364)	106,699
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	2,317,873	756,438	8,492,489	917,809
Administration charges	(15,254)	(8,631)	(138,932)	(15,698)
Contingent sales charges	(5,642)	(1,134)	(15,526)	(2,858)
Contract terminations	(914,907)	(265,510)	(10,115,654)	(415,289)
Death benefit payments	(92,501)	(33,903)	(1,073,282)	(15,322)
Flexible withdrawal option payments	(112,016)	(25,152)	(1,898,732)	(63,012)
Transfers to other contracts	(584,425)	(226,268)	(2,859,981)	(219,414)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	593,128	195,840	(7,609,618)	186,216
Total increase (decrease)	814,378	534,365	(7,874,982)	292,915
Net assets as of December 31, 2024	6,244,572	4,779,933	67,893,834	4,894,120

Increase (decrease) in net assets
Operations:
Net investment income (loss)	339,177	9,254	1,748,927	83,564
Total realized gains (losses) on investments	(20,210)	399,834	(2,424,797)	237,605
Change in net unrealized appreciation (depreciation) of investments	310	189,856	4,449,535	1,023,947
Net gains (losses) on investments	319,277	598,944	3,773,665	1,345,116
Net increase (decrease) in net assets resulting from operations	319,277	598,944	3,773,665	1,345,116
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,540,393	546,298	4,400,145	463,237
Administration charges	(13,590)	(8,795)	(85,599)	(13,458)
Contingent sales charges	(3,802)	(2,292)	(11,146)	(4,904)
Contract terminations	(824,737)	(592,270)	(11,341,225)	(942,774)
Death benefit payments	(34,420)	(9,581)	(1,103,925)	(86,334)
Flexible withdrawal option payments	(121,739)	(42,951)	(1,661,189)	(44,621)
Transfers to other contracts	(349,356)	(209,809)	(1,792,076)	(465,269)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	192,749	(319,400)	(11,595,015)	(1,094,123)
Total increase (decrease)	512,026	279,544	(7,821,350)	250,993
Net assets as of December 31, 2025	$6,756,598	$5,059,477	$60,072,484	$5,145,113

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	CVT Investment	CVT Nasdaq 100	CVT Russell 2000	CVT S&P MidCap
	Grade Bond Index	Index Portfolio	Small Cap Index	400 Index Portfolio
	Portfolio – Class F	– Class F	Portfolio – Class F	– Class F
Net assets as of January 1, 2024	$5,380,246	$3,023,657	$7,028,561	$9,599,477

Increase (decrease) in net assets
Operations:
Net investment income (loss)	125,861	(25,655)	33,028	40,386
Total realized gains (losses) on investments	(128,069)	638,690	370,796	675,490
Change in net unrealized appreciation (depreciation) of investments	18,833	297,151	294,202	472,171
Net gains (losses) on investments	16,625	910,186	698,026	1,188,047
Net increase (decrease) in net assets resulting from operations	16,625	910,186	698,026	1,188,047
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,029,604	2,879,227	1,243,189	760,691
Administration charges	(13,917)	(6,235)	(18,323)	(25,670)
Contingent sales charges	(1,269)	(1,644)	(3,900)	(4,047)
Contract terminations	(241,260)	(462,540)	(686,351)	(775,899)
Death benefit payments	(5,107)	(40,225)	(4,204)	(41,514)
Flexible withdrawal option payments	(62,729)	(31,433)	(64,567)	(104,255)
Transfers to other contracts	(367,133)	(564,600)	(772,234)	(363,139)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	338,189	1,772,550	(306,390)	(553,833)
Total increase (decrease)	354,814	2,682,736	391,636	634,214
Net assets as of December 31, 2024	5,735,060	5,706,393	7,420,197	10,233,691

Increase (decrease) in net assets
Operations:
Net investment income (loss)	162,685	(36,643)	54,868	22,518
Total realized gains (losses) on investments	(136,168)	428,974	68,032	918,093
Change in net unrealized appreciation (depreciation) of investments	338,009	639,787	631,226	(432,303)
Net gains (losses) on investments	364,526	1,032,118	754,126	508,308
Net increase (decrease) in net assets resulting from operations	364,526	1,032,118	754,126	508,308
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,366,758	1,818,246	867,476	962,075
Administration charges	(14,236)	(9,056)	(14,247)	(19,831)
Contingent sales charges	(2,515)	(458)	(6,042)	(8,227)
Contract terminations	(495,921)	(318,104)	(1,213,140)	(1,828,124)
Death benefit payments	—	(84,834)	(61,793)	(248,436)
Flexible withdrawal option payments	(93,301)	(39,198)	(45,531)	(101,092)
Transfers to other contracts	(152,931)	(823,547)	(394,895)	(367,902)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	607,854	543,049	(868,172)	(1,611,537)
Total increase (decrease)	972,380	1,575,167	(114,046)	(1,103,229)
Net assets as of December 31, 2025	$6,707,440	$7,281,560	$7,306,151	$9,130,462

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

			Diversified	Diversified
	Diversified	Diversified	Balanced Adaptive	Balanced Strategic
	Balanced Account	Balanced Account	Allocation Account	Allocation Account
	– Class 1	– Class 2	– Class 2	– Class 2
Net assets as of January 1, 2024	$17,459,046	$701,275,104	$241,387,693	$134,075,437

Increase (decrease) in net assets
Operations:
Net investment income (loss)	155,752	2,481,263	470,024	466,254
Total realized gains (losses) on investments	311,565	27,415,009	7,185,945	5,950,742
Change in net unrealized appreciation (depreciation) of investments	947,145	23,069,770	9,005,349	2,772,461
Net gains (losses) on investments	1,414,462	52,966,042	16,661,318	9,189,457
Net increase (decrease) in net assets resulting from operations	1,414,462	52,966,042	16,661,318	9,189,457
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	396,428	27,749,214	12,967,005	8,150,306
Administration charges	(4,616)	(9,386,361)	(4,619,179)	(1,875,503)
Contingent sales charges	(1,485)	(224,531)	(193,400)	(55,728)
Contract terminations	(2,006,224)	(129,047,919)	(16,829,175)	(25,839,254)
Death benefit payments	(412,354)	(6,804,181)	(802,963)	(693,137)
Flexible withdrawal option payments	(308,991)	(23,708,193)	(4,160,327)	(4,384,175)
Transfers to other contracts	(42,514)	(27,175,423)	(9,417,684)	(6,078,258)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,379,756)	(168,597,394)	(23,055,723)	(30,775,749)
Total increase (decrease)	(965,294)	(115,631,352)	(6,394,405)	(21,586,292)
Net assets as of December 31, 2024	16,493,752	585,643,752	234,993,288	112,489,145

Increase (decrease) in net assets
Operations:
Net investment income (loss)	300,418	6,642,037	2,171,658	1,376,016
Total realized gains (losses) on investments	1,692,464	57,678,447	18,630,486	7,607,667
Change in net unrealized appreciation (depreciation) of investments	(331,299)	(13,133,275)	(9,106,677)	565,818
Net gains (losses) on investments	1,661,583	51,187,209	11,695,467	9,549,501
Net increase (decrease) in net assets resulting from operations	1,661,583	51,187,209	11,695,467	9,549,501
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	395,163	10,659,341	7,412,843	3,041,046
Administration charges	(4,237)	(5,653,861)	(3,490,777)	(1,108,505)
Contingent sales charges	(932)	(223,047)	(140,633)	(55,923)
Contract terminations	(2,148,614)	(136,349,871)	(19,950,350)	(25,875,534)
Death benefit payments	(246,192)	(7,732,186)	(950,510)	(1,495,422)
Flexible withdrawal option payments	(269,042)	(20,118,467)	(4,818,226)	(3,824,058)
Transfers to other contracts	(140,687)	(10,915,337)	(7,935,029)	(5,079,948)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,414,541)	(170,333,428)	(29,872,682)	(34,398,344)
Total increase (decrease)	(752,958)	(119,146,219)	(18,177,215)	(24,848,843)
Net assets as of December 31, 2025	$15,740,794	$466,497,533	$216,816,073	$87,640,302

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

		Diversified Growth	Diversified Growth
		Adaptive	Strategic
	Diversified Growth	Allocation Account	Allocation Account	Diversified Income
	Account – Class 2	– Class 2	– Class 2	Account – Class 2
Net assets as of January 1, 2024	$3,077,826,133	$1,440,206,286	$293,489,021	$246,926,555

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8,579,165	342,185	668,480	1,170,348
Total realized gains (losses) on investments	280,823,507	45,822,479	26,843,113	798,509
Change in net unrealized appreciation (depreciation) of investments	10,625,650	89,233,570	(1,535,268)	11,153,098
Net gains (losses) on investments	300,028,322	135,398,234	25,976,325	13,121,955
Net increase (decrease) in net assets resulting from operations	300,028,322	135,398,234	25,976,325	13,121,955
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	148,142,313	156,981,754	37,936,255	44,048,453
Administration charges	(40,155,913)	(27,745,789)	(3,893,759)	(3,995,807)
Contingent sales charges	(1,515,515)	(1,253,083)	(143,788)	(170,751)
Contract terminations	(876,047,087)	(109,040,327)	(77,836,099)	(60,691,482)
Death benefit payments	(24,603,606)	(4,338,233)	(2,653,699)	(1,140,393)
Flexible withdrawal option payments	(85,314,135)	(19,748,504)	(7,626,565)	(7,014,470)
Transfers to other contracts	(115,124,055)	(21,261,676)	(21,841,893)	(16,774,059)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(994,617,998)	(26,405,858)	(76,059,548)	(45,738,509)
Total increase (decrease)	(694,589,676)	108,992,376	(50,083,223)	(32,616,554)
Net assets as of December 31, 2024	2,383,236,457	1,549,198,662	243,405,798	214,310,001

Increase (decrease) in net assets
Operations:
Net investment income (loss)	25,122,382	11,221,850	2,399,104	2,832,463
Total realized gains (losses) on investments	406,718,380	134,512,647	25,153,161	2,863,411
Change in net unrealized appreciation (depreciation) of investments	(198,385,332)	(63,904,879)	(3,082,952)	10,520,964
Net gains (losses) on investments	233,455,430	81,829,618	24,469,313	16,216,838
Net increase (decrease) in net assets resulting from operations	233,455,430	81,829,618	24,469,313	16,216,838
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	42,108,798	79,539,191	6,195,692	23,075,457
Administration charges	(22,051,881)	(22,355,613)	(2,360,060)	(2,603,850)
Contingent sales charges	(1,076,758)	(1,310,451)	(105,626)	(141,204)
Contract terminations	(635,045,342)	(185,901,994)	(58,566,030)	(49,259,224)
Death benefit payments	(22,999,430)	(6,589,111)	(3,773,518)	(3,488,903)
Flexible withdrawal option payments	(66,836,827)	(21,545,914)	(7,318,506)	(6,152,030)
Transfers to other contracts	(59,054,498)	(19,632,014)	(5,795,156)	(11,984,387)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(764,955,938)	(177,795,906)	(71,723,204)	(50,554,141)
Total increase (decrease)	(531,500,508)	(95,966,288)	(47,253,891)	(34,337,303)
Net assets as of December 31, 2025	$1,851,735,949	$1,453,232,374	$196,151,907	$179,972,698

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

				EQ Advisors Trust
				1290 VT
	Diversified	DWS Alternative	DWS Small Mid	Convertible
	International	Asset Allocation	Cap Value VIP	Securities Portfolio
	Account – Class 1	VIP – Class B	– Class B	– Class IB
Net assets as of January 1, 2024	$75,288,383	$223,959	$1,442,112	$1,065,325

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,251,556	5,642	(3,783)	9,411
Total realized gains (losses) on investments	3,446,749	(1,405)	40,738	(157,206)
Change in net unrealized appreciation (depreciation) of investments	(1,860,589)	5,844	18,024	232,608
Net gains (losses) on investments	2,837,716	10,081	54,979	84,813
Net increase (decrease) in net assets resulting from operations	2,837,716	10,081	54,979	84,813
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	3,180,298	5,679	121,892	76,029
Administration charges	(48,748)	(242)	(2,280)	(2,011)
Contingent sales charges	(13,743)	(40)	(766)	(747)
Contract terminations	(10,852,671)	(5,825)	(224,482)	(128,419)
Death benefit payments	(504,030)	—	(36,705)	(43,115)
Flexible withdrawal option payments	(956,089)	(840)	(17,053)	(13,632)
Transfers to other contracts	(1,994,261)	(6,166)	(174,052)	(32,515)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(11,189,244)	(7,434)	(333,446)	(144,410)
Total increase (decrease)	(8,351,528)	2,647	(278,467)	(59,597)
Net assets as of December 31, 2024	66,936,855	226,606	1,163,645	1,005,728

Increase (decrease) in net assets
Operations:
Net investment income (loss)	619,592	3,495	(6,437)	5,799
Total realized gains (losses) on investments	8,306,394	(17,587)	145,701	(83,415)
Change in net unrealized appreciation (depreciation) of investments	9,863,500	26,970	30,361	201,636
Net gains (losses) on investments	18,789,486	12,878	169,625	124,020
Net increase (decrease) in net assets resulting from operations	18,789,486	12,878	169,625	124,020
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,797,569	6,150	92,263	45,182
Administration charges	(32,307)	(136)	(1,512)	(1,753)
Contingent sales charges	(8,519)	(17)	(175)	(40)
Contract terminations	(10,223,763)	(9,793)	(106,010)	(7,599)
Death benefit payments	(632,841)	—	(33,061)	(66,912)
Flexible withdrawal option payments	(931,428)	(1,046)	(14,586)	(12,134)
Transfers to other contracts	(3,579,781)	(118,753)	(75,692)	(144,945)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(13,611,070)	(123,595)	(138,773)	(188,201)
Total increase (decrease)	5,178,416	(110,717)	30,852	(64,181)
Net assets as of December 31, 2025	$72,115,271	$115,889	$1,194,497	$941,547

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	EQ Advisors Trust		EQ Advisors Trust	EQ Advisors Trust
	1290 VT GAMCO	EQ Advisors Trust	1290 VT	1290 VT Socially
	Small Company	1290 VT Micro	SmartBeta Equity	Responsible
	Value Portfolio	Cap Portfolio	ESG Portfolio	Portfolio
	– Class IB	– Class IB	– Class IB	– Class IB
Net assets as of January 1, 2024	$659,775	$543,436	$626,284	$1,187,416

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,027)	(4,013)	1,048	(6,643)
Total realized gains (losses) on investments	71,160	(206,907)	57,452	120,975
Change in net unrealized appreciation (depreciation) of investments	7,173	275,242	38,410	149,932
Net gains (losses) on investments	77,306	64,322	96,910	264,264
Net increase (decrease) in net assets resulting from operations	77,306	64,322	96,910	264,264
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	206,085	126,282	45,148	581,808
Administration charges	(1,262)	(626)	(1,518)	(1,270)
Contingent sales charges	(121)	(415)	(73)	(202)
Contract terminations	(71,522)	(259,607)	(41,545)	(147,525)
Death benefit payments	(12,047)	—	(6,923)	—
Flexible withdrawal option payments	(188)	(4,455)	(2,408)	(20,908)
Transfers to other contracts	(4,565)	(15,842)	(11,133)	(86,967)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	116,380	(154,663)	(18,452)	324,936
Total increase (decrease)	193,686	(90,341)	78,458	589,200
Net assets as of December 31, 2024	853,461	453,095	704,742	1,776,616

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(888)	(3,257)	80	(8,818)
Total realized gains (losses) on investments	59,692	(27,633)	74,326	193,388
Change in net unrealized appreciation (depreciation) of investments	39,614	90,114	17,551	79,630
Net gains (losses) on investments	98,418	59,224	91,957	264,200
Net increase (decrease) in net assets resulting from operations	98,418	59,224	91,957	264,200
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	191,928	143,772	46,381	41,888
Administration charges	(1,342)	(824)	(1,349)	(1,148)
Contingent sales charges	(53)	(278)	(32)	(401)
Contract terminations	(10,165)	(153,044)	(6,240)	(172,250)
Death benefit payments	(44,048)	—	—	—
Flexible withdrawal option payments	(450)	(5,306)	(25,291)	(23,759)
Transfers to other contracts	(61,128)	(30,273)	(11,926)	(72,931)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	74,742	(45,953)	1,543	(228,601)
Total increase (decrease)	173,160	13,271	93,500	35,599
Net assets as of December 31, 2025	$1,026,621	$466,366	$798,242	$1,812,215

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

			Fidelity VIP	Fidelity VIP
			Contrafund®	Contrafund®
	Equity Income	Equity Income	Portfolio	Portfolio
	Account – Class 1	Account – Class 2	– Service Class	– Service Class 2
Net assets as of January 1, 2024	$160,275,000	$16,028,302	$31,864,574	$57,213,702

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,157,266	204,235	(428,786)	(709,997)
Total realized gains (losses) on investments	7,598,050	397,085	7,662,987	13,193,542
Change in net unrealized appreciation (depreciation) of investments	12,543,356	1,726,433	2,321,058	4,907,849
Net gains (losses) on investments	21,298,672	2,327,753	9,555,259	17,391,394
Net increase (decrease) in net assets resulting from operations	21,298,672	2,327,753	9,555,259	17,391,394
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	4,350,160	2,143,245	751,687	7,035,564
Administration charges	(297,985)	(41,851)	(5,003)	(114,496)
Contingent sales charges	(27,607)	(4,887)	(4,617)	(20,159)
Contract terminations	(21,304,293)	(909,720)	(4,464,243)	(9,815,226)
Death benefit payments	(2,662,123)	(386,800)	(566,249)	(897,236)
Flexible withdrawal option payments	(3,661,050)	(112,970)	(356,332)	(702,858)
Transfers to other contracts	(7,068,888)	(449,618)	(1,517,940)	(5,042,046)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(30,671,786)	237,399	(6,162,697)	(9,556,457)
Total increase (decrease)	(9,373,114)	2,565,152	3,392,562	7,834,937
Net assets as of December 31, 2024	150,901,886	18,593,454	35,257,136	65,048,639

Increase (decrease) in net assets
Operations:
Net investment income (loss)	640,230	159,154	(438,249)	(718,237)
Total realized gains (losses) on investments	20,758,515	2,275,411	8,268,418	15,111,528
Change in net unrealized appreciation (depreciation) of investments	(2,719,183)	158,378	(1,493,180)	(2,454,933)
Net gains (losses) on investments	18,679,562	2,592,943	6,336,989	11,938,358
Net increase (decrease) in net assets resulting from operations	18,679,562	2,592,943	6,336,989	11,938,358
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	2,291,953	1,763,862	451,915	4,405,548
Administration charges	(184,965)	(36,844)	(4,055)	(92,387)
Contingent sales charges	(21,959)	(7,696)	(2,504)	(20,385)
Contract terminations	(21,928,154)	(1,702,368)	(4,320,248)	(8,403,556)
Death benefit payments	(2,417,890)	(313,161)	(452,216)	(383,231)
Flexible withdrawal option payments	(3,185,822)	(177,639)	(367,281)	(747,826)
Transfers to other contracts	(4,250,890)	(414,782)	(1,172,969)	(2,547,028)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(29,697,727)	(888,628)	(5,867,358)	(7,788,865)
Total increase (decrease)	(11,018,165)	1,704,315	469,631	4,149,493
Net assets as of December 31, 2025	$139,883,721	$20,297,769	$35,726,767	$69,198,132

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

		Fidelity VIP	Fidelity VIP	Fidelity VIP
	Fidelity VIP	Equity-Income	Freedom 2020	Freedom 2030
	Energy Portfolio	Portfolio	Portfolio	Portfolio
	– Service Class 2	– Service Class 2	– Service Class 2	– Service Class 2
Net assets as of January 1, 2024	$1,799,861	$22,601,508	$3,879,038	$3,472,450

Increase (decrease) in net assets
Operations:
Net investment income (loss)	23,373	41,225	76,620	56,139
Total realized gains (losses) on investments	24,164	2,329,548	23,964	(2,408)
Change in net unrealized appreciation (depreciation) of investments	(24,624)	545,948	154,378	241,265
Net gains (losses) on investments	22,913	2,916,721	254,962	294,996
Net increase (decrease) in net assets resulting from operations	22,913	2,916,721	254,962	294,996
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	863,046	642,835	428,888	889,079
Administration charges	(4,194)	(4,211)	(16,045)	(11,199)
Contingent sales charges	(527)	(3,786)	(2,268)	(1,278)
Contract terminations	(206,053)	(2,920,041)	(326,311)	(183,874)
Death benefit payments	(5,747)	(336,042)	—	—
Flexible withdrawal option payments	(10,019)	(241,148)	(65,517)	(46,398)
Transfers to other contracts	(401,240)	(849,355)	(46,062)	(18,317)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	235,266	(3,711,748)	(27,315)	628,013
Total increase (decrease)	258,179	(795,027)	227,647	923,009
Net assets as of December 31, 2024	2,058,040	21,806,481	4,106,685	4,395,459

Increase (decrease) in net assets
Operations:
Net investment income (loss)	21,283	60,895	59,728	64,664
Total realized gains (losses) on investments	24,179	2,191,339	10,984	166,283
Change in net unrealized appreciation (depreciation) of investments	147,932	1,225,196	315,551	370,141
Net gains (losses) on investments	193,394	3,477,430	386,263	601,088
Net increase (decrease) in net assets resulting from operations	193,394	3,477,430	386,263	601,088
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	507,304	388,769	193,634	441,651
Administration charges	(5,023)	(2,909)	(9,738)	(9,720)
Contingent sales charges	(607)	(2,373)	(6,078)	(434)
Contract terminations	(310,241)	(2,433,431)	(1,166,964)	(118,530)
Death benefit payments	—	(145,488)	—	(98,892)
Flexible withdrawal option payments	(19,520)	(245,025)	(65,024)	(86,580)
Transfers to other contracts	(249,413)	(375,517)	(77,835)	(380,635)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(77,500)	(2,815,974)	(1,132,005)	(253,140)
Total increase (decrease)	115,894	661,456	(745,742)	347,948
Net assets as of December 31, 2025	$2,173,934	$22,467,937	$3,360,943	$4,743,407

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

			Fidelity VIP	Fidelity VIP
	Fidelity VIP	Fidelity VIP	Government	Government
	Freedom 2040	Freedom 2050	Money Market	Money Market
	Portfolio	Portfolio	Portfolio	Portfolio
	– Service Class 2	– Service Class 2	– Initial Class	– Service Class 2
Net assets as of January 1, 2024	$3,398,203	$1,559,082	$36,065,759	$43,839,406

Increase (decrease) in net assets
Operations:
Net investment income (loss)	12,442	4,024	1,326,452	1,811,583
Total realized gains (losses) on investments	206,609	30,026	—	—
Change in net unrealized appreciation (depreciation) of investments	180,146	174,468	—	—
Net gains (losses) on investments	399,197	208,518	1,326,452	1,811,583
Net increase (decrease) in net assets resulting from operations	399,197	208,518	1,326,452	1,811,583
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	126,710	126,316	17,107,048	76,939,676
Administration charges	(11,002)	(5,388)	(20,848)	(401,083)
Contingent sales charges	(774)	(37)	(15,282)	(180,074)
Contract terminations	(114,662)	(5,316)	(13,478,787)	(19,316,923)
Death benefit payments	—	(289,736)	(230,919)	(200,120)
Flexible withdrawal option payments	(13,930)	(1,388)	(642,006)	(572,574)
Transfers to other contracts	(564,381)	(16,951)	(6,033,667)	(53,096,509)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(578,039)	(192,500)	(3,314,461)	3,172,393
Total increase (decrease)	(178,842)	16,018	(1,988,009)	4,983,976
Net assets as of December 31, 2024	3,219,361	1,575,100	34,077,750	48,823,382

Increase (decrease) in net assets
Operations:
Net investment income (loss)	34,866	15,513	1,026,288	1,336,951
Total realized gains (losses) on investments	327,259	114,685	—	—
Change in net unrealized appreciation (depreciation) of investments	223,260	166,491	—	—
Net gains (losses) on investments	585,385	296,689	1,026,288	1,336,951
Net increase (decrease) in net assets resulting from operations	585,385	296,689	1,026,288	1,336,951
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	816,991	781,090	11,946,516	38,166,860
Administration charges	(7,973)	(4,414)	(17,850)	(346,940)
Contingent sales charges	(3,367)	(992)	(8,635)	(127,252)
Contract terminations	(646,517)	(190,508)	(9,678,609)	(20,362,947)
Death benefit payments	—	—	(422,932)	(521,911)
Flexible withdrawal option payments	(25,554)	(1,122)	(687,157)	(723,161)
Transfers to other contracts	(59,706)	(13,554)	(3,629,809)	(23,269,301)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	73,874	570,500	(2,498,476)	(7,184,652)
Total increase (decrease)	659,259	867,189	(1,472,188)	(5,847,701)
Net assets as of December 31, 2025	$3,878,620	$2,442,289	$32,605,562	$42,975,681

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

			Fidelity VIP
	Fidelity VIP	Fidelity VIP	Health Care	Fidelity VIP
	Growth Portfolio	Growth Portfolio	Portfolio	Mid Cap Portfolio
	– Service Class	– Service Class 2	– Service Class 2	– Service Class
Net assets as of January 1, 2024	$16,007,746	$11,658,790	$909,293	$133,022

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(232,680)	(178,071)	(10,848)	(719)
Total realized gains (losses) on investments	4,843,313	3,868,617	23,514	21,056
Change in net unrealized appreciation (depreciation) of investments	(240,614)	(591,202)	11,624	1,110
Net gains (losses) on investments	4,370,019	3,099,344	24,290	21,447
Net increase (decrease) in net assets resulting from operations	4,370,019	3,099,344	24,290	21,447
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	385,279	669,382	674,859	53,852
Administration charges	(4,080)	(1,599)	(3,056)	—
Contingent sales charges	(1,434)	(3,546)	(99)	—
Contract terminations	(1,386,678)	(2,183,886)	(14,702)	(1)
Death benefit payments	(341,096)	(45,277)	(12,159)	—
Flexible withdrawal option payments	(175,176)	(109,894)	(11,286)	—
Transfers to other contracts	(592,715)	(714,589)	(170,204)	(53,702)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,115,900)	(2,389,409)	463,353	149
Total increase (decrease)	2,254,119	709,935	487,643	21,596
Net assets as of December 31, 2024	18,261,865	12,368,725	1,396,936	154,618

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(190,337)	(158,062)	(9,523)	(900)
Total realized gains (losses) on investments	3,332,914	2,173,232	97,151	18,214
Change in net unrealized appreciation (depreciation) of investments	(1,054,984)	(625,052)	82,410	(914)
Net gains (losses) on investments	2,087,593	1,390,118	170,038	16,400
Net increase (decrease) in net assets resulting from operations	2,087,593	1,390,118	170,038	16,400
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	295,348	249,110	237,833	—
Administration charges	(2,800)	(1,137)	(3,517)	—
Contingent sales charges	(1,389)	(2,996)	(336)	—
Contract terminations	(2,397,378)	(2,075,227)	(65,966)	—
Death benefit payments	(248,753)	(84,628)	—	—
Flexible withdrawal option payments	(186,595)	(117,433)	(21,521)	—
Transfers to other contracts	(402,427)	(380,667)	(331,762)	—
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,943,994)	(2,412,978)	(185,269)	—
Total increase (decrease)	(856,401)	(1,022,860)	(15,231)	16,400
Net assets as of December 31, 2025	$17,405,464	$11,345,865	$1,381,705	$171,018

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

			Franklin
			Templeton VIP	Franklin
			Trust – Franklin	Templeton VIP
	Fidelity VIP	Fidelity VIP	Global Real Estate	Trust – Franklin
	Mid Cap Portfolio	Overseas Portfolio	VIP Fund	Income VIP Fund
	– Service Class 2	– Service Class 2	– Class 2	– Class 4
Net assets as of January 1, 2024	$24,043,671	$18,683,644	$1,586,366	$6,461,741

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(207,748)	16,338	11,677	276,261
Total realized gains (losses) on investments	3,818,985	2,044,235	(82,006)	34,875
Change in net unrealized appreciation (depreciation) of investments	5,363	(1,348,984)	47,247	84,130
Net gains (losses) on investments	3,616,600	711,589	(23,082)	395,266
Net increase (decrease) in net assets resulting from operations	3,616,600	711,589	(23,082)	395,266
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	2,097,667	2,145,656	92,310	986,146
Administration charges	(31,507)	(56,264)	(2,527)	(11,126)
Contingent sales charges	(9,325)	(4,182)	(155)	(874)
Contract terminations	(3,565,438)	(2,325,754)	(85,129)	(128,740)
Death benefit payments	(456,709)	(309,532)	(98,546)	(569,134)
Flexible withdrawal option payments	(234,315)	(412,868)	(17,531)	(80,834)
Transfers to other contracts	(1,649,320)	(894,532)	(84,820)	(131,194)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(3,848,947)	(1,857,476)	(196,398)	64,244
Total increase (decrease)	(232,347)	(1,145,887)	(219,480)	459,510
Net assets as of December 31, 2024	23,811,324	17,537,757	1,366,886	6,921,251

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(204,789)	13,721	5,495	275,480
Total realized gains (losses) on investments	3,192,327	2,796,263	(97,455)	(33,051)
Change in net unrealized appreciation (depreciation) of investments	(781,152)	276,609	172,258	532,600
Net gains (losses) on investments	2,206,386	3,086,593	80,298	775,029
Net increase (decrease) in net assets resulting from operations	2,206,386	3,086,593	80,298	775,029
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,679,191	2,165,590	89,963	782,555
Administration charges	(25,853)	(38,298)	(2,202)	(8,946)
Contingent sales charges	(8,189)	(7,488)	(909)	(4,234)
Contract terminations	(3,307,851)	(3,318,756)	(248,211)	(820,474)
Death benefit payments	(145,781)	(209,421)	(6,508)	(20,667)
Flexible withdrawal option payments	(244,036)	(352,709)	(28,591)	(113,616)
Transfers to other contracts	(769,703)	(1,694,660)	(22,842)	(305,815)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,822,222)	(3,455,742)	(219,300)	(491,197)
Total increase (decrease)	(615,836)	(369,149)	(139,002)	283,832
Net assets as of December 31, 2025	$23,195,488	$17,168,608	$1,227,884	$7,205,083

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Franklin	Franklin	Franklin
	Templeton VIP	Templeton VIP	Templeton VIP	Franklin
	Trust – Franklin	Trust – Franklin	Trust – Franklin	Templeton VIP
	Rising Dividends	Small Cap Value	U.S. Government	Trust – Templeton
	VIP Fund	VIP Fund	Securities VIP	Global Bond VIP
	– Class 4	– Class 2	Fund – Class 2	Fund – Class 4
Net assets as of January 1, 2024	$8,519,699	$2,588,524	$2,804,054	$2,400,868

Increase (decrease) in net assets
Operations:
Net investment income (loss)	10,208	(12,583)	119,402	(19,855)
Total realized gains (losses) on investments	407,502	164,224	4,765	(105,023)
Change in net unrealized appreciation (depreciation) of investments	432,470	84,675	(47,520)	(151,463)
Net gains (losses) on investments	850,180	236,316	76,647	(276,341)
Net increase (decrease) in net assets resulting from operations	850,180	236,316	76,647	(276,341)
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,430,278	367,098	2,354,077	406,164
Administration charges	(21,754)	—	(9,692)	(5,939)
Contingent sales charges	(3,691)	(679)	(77)	(372)
Contract terminations	(622,690)	(418,633)	(11,092)	(203,149)
Death benefit payments	(93,509)	(14,144)	—	(49,506)
Flexible withdrawal option payments	(45,691)	(17,095)	(9,789)	(26,588)
Transfers to other contracts	(237,439)	(146,379)	(1,954,523)	(294,164)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	405,504	(229,832)	368,904	(173,554)
Total increase (decrease)	1,255,684	6,484	445,551	(449,895)
Net assets as of December 31, 2024	9,775,383	2,595,008	3,249,605	1,950,973

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4,202)	(7,227)	83,693	(19,175)
Total realized gains (losses) on investments	901,217	19,133	(1,626)	(40,803)
Change in net unrealized appreciation (depreciation) of investments	167,039	116,993	108,007	339,767
Net gains (losses) on investments	1,064,054	128,899	190,074	279,789
Net increase (decrease) in net assets resulting from operations	1,064,054	128,899	190,074	279,789
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	915,393	178,094	396,292	231,619
Administration charges	(19,277)	(30)	(7,504)	(4,402)
Contingent sales charges	(2,590)	(485)	(375)	(281)
Contract terminations	(811,111)	(348,237)	(72,014)	(166,836)
Death benefit payments	(91,602)	(27,238)	(141,941)	(17,773)
Flexible withdrawal option payments	(85,016)	(40,084)	(11,307)	(33,797)
Transfers to other contracts	(273,979)	(260,775)	(20,431)	(119,346)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(368,182)	(498,755)	142,720	(110,816)
Total increase (decrease)	695,872	(369,856)	332,794	168,973
Net assets as of December 31, 2025	$10,471,255	$2,225,152	$3,582,399	$2,119,946

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Franklin		Goldman Sachs
	Templeton VIP		VIT – Mid Cap	Goldman Sachs
	Trust – Templeton	Global Emerging	Value Fund	VIT – Mid Cap
	Growth VIP Fund	Markets Account	– Institutional	Value Fund
	– Class 2	– Class 1	Shares	– Service Shares
Net assets as of January 1, 2024	$581,439	$27,134,810	$8,964,589	$3,077,401

Increase (decrease) in net assets
Operations:
Net investment income (loss)	536	159,954	(38,458)	(3,355)
Total realized gains (losses) on investments	5,281	11,892	538,211	179,630
Change in net unrealized appreciation (depreciation) of investments	20,659	1,236,793	386,196	103,253
Net gains (losses) on investments	26,476	1,408,639	885,949	279,528
Net increase (decrease) in net assets resulting from operations	26,476	1,408,639	885,949	279,528
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	11,767	1,318,393	408,283	351,008
Administration charges	—	(9,351)	(638)	(6,953)
Contingent sales charges	(71)	(6,347)	(2,377)	(604)
Contract terminations	(28,290)	(4,177,561)	(1,466,173)	(238,162)
Death benefit payments	(2,402)	(199,341)	(45,052)	(234,329)
Flexible withdrawal option payments	(6,310)	(227,606)	(61,518)	(19,878)
Transfers to other contracts	(795)	(1,098,664)	(358,897)	(424,305)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(26,101)	(4,400,477)	(1,526,372)	(573,223)
Total increase (decrease)	375	(2,991,838)	(640,423)	(293,695)
Net assets as of December 31, 2024	581,814	24,142,972	8,324,166	2,783,706

Increase (decrease) in net assets
Operations:
Net investment income (loss)	218	(172,996)	(21,287)	2,445
Total realized gains (losses) on investments	62,074	1,437,063	1,161,793	180,449
Change in net unrealized appreciation (depreciation) of investments	67,954	6,462,906	(581,368)	(4,231)
Net gains (losses) on investments	130,246	7,726,973	559,138	178,663
Net increase (decrease) in net assets resulting from operations	130,246	7,726,973	559,138	178,663
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	56,746	1,018,386	232,164	166,475
Administration charges	—	(6,895)	(457)	(5,475)
Contingent sales charges	(62)	(4,879)	(2,074)	(1,560)
Contract terminations	(37,637)	(3,706,524)	(1,464,694)	(324,616)
Death benefit payments	—	(119,165)	(16,581)	(6,604)
Flexible withdrawal option payments	(7,031)	(210,612)	(63,039)	(23,841)
Transfers to other contracts	(33,907)	(2,340,471)	(233,785)	(182,961)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(21,891)	(5,370,160)	(1,548,466)	(378,582)
Total increase (decrease)	108,355	2,356,813	(989,328)	(199,919)
Net assets as of December 31, 2025	$690,169	$26,499,785	$7,334,838	$2,583,787

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Goldman Sachs
	VIT – Small Cap	Goldman Sachs		Guggenheim
	Equity Insights	VIT – Small Cap		Investments VIF
	Fund	Equity Insights	Government &	Global Managed
	– Institutional	Fund – Service	High Quality Bond	Futures Strategy
	Shares	Shares	Account – Class 1	Fund
Net assets as of January 1, 2024	$3,890,564	$1,234,162	$47,779,180	$255,809

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(18,880)	(1,338)	777,247	4,139
Total realized gains (losses) on investments	365,905	108,644	(1,596,753)	910
Change in net unrealized appreciation (depreciation) of investments	268,868	107,512	519,142	(6,442)
Net gains (losses) on investments	615,893	214,818	(300,364)	(1,393)
Net increase (decrease) in net assets resulting from operations	615,893	214,818	(300,364)	(1,393)
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	178,454	157,427	4,670,967	69,167
Administration charges	—	(2,848)	(80,739)	(412)
Contingent sales charges	(994)	(948)	(8,451)	(75)
Contract terminations	(627,680)	(143,566)	(6,624,992)	(23,844)
Death benefit payments	(5,539)	(20,099)	(710,538)	—
Flexible withdrawal option payments	(51,220)	(4,501)	(1,293,313)	(846)
Transfers to other contracts	(280,425)	(186,877)	(1,643,557)	(43,832)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(787,404)	(201,412)	(5,690,623)	158
Total increase (decrease)	(171,511)	13,406	(5,990,987)	(1,235)
Net assets as of December 31, 2024	3,719,053	1,247,568	41,788,193	254,574

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(24,777)	(3,539)	874,909	1,598
Total realized gains (losses) on investments	470,303	77,707	(1,745,189)	(15,958)
Change in net unrealized appreciation (depreciation) of investments	53,811	122,504	3,378,683	13,667
Net gains (losses) on investments	499,337	196,672	2,508,403	(693)
Net increase (decrease) in net assets resulting from operations	499,337	196,672	2,508,403	(693)
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	147,108	151,521	3,507,960	12,711
Administration charges	—	(2,032)	(45,554)	(386)
Contingent sales charges	(774)	(497)	(5,739)	(108)
Contract terminations	(536,852)	(186,165)	(6,837,922)	(73,217)
Death benefit payments	(6,297)	(25,161)	(554,109)	(14,598)
Flexible withdrawal option payments	(19,794)	(6,382)	(1,105,961)	(880)
Transfers to other contracts	(140,167)	(40,509)	(1,992,405)	(20,983)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(556,776)	(109,225)	(7,033,730)	(97,461)
Total increase (decrease)	(57,439)	87,447	(4,525,327)	(98,154)
Net assets as of December 31, 2025	$3,661,614	$1,335,015	$37,262,866	$156,420

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

		Guggenheim
		Investments VIF
	Guggenheim	– Series F	Invesco V.I.	Invesco V.I.
	Investments VIF	(Guggenheim	American	American Value
	Multi-Hedge	Floating Rate	Franchise Fund	Fund – Series I
	Strategies Fund	Strategies Series)	– Series I Shares	Shares
Net assets as of January 1, 2024	$599,837	$5,750,223	$4,460,258	$2,842,398

Increase (decrease) in net assets
Operations:
Net investment income (loss)	18,221	380,862	(64,435)	(14,081)
Total realized gains (losses) on investments	7,084	50,976	135,305	(97,420)
Change in net unrealized appreciation (depreciation) of investments	(47,075)	(127,715)	1,325,789	841,937
Net gains (losses) on investments	(21,770)	304,123	1,396,659	730,436
Net increase (decrease) in net assets resulting from operations	(21,770)	304,123	1,396,659	730,436
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	61,270	1,151,672	191,503	315,665
Administration charges	(858)	(6,668)	(870)	(8,439)
Contingent sales charges	(100)	(1,880)	(241)	(950)
Contract terminations	(62,635)	(688,867)	(232,605)	(585,310)
Death benefit payments	(19,776)	(6,734)	(110,493)	(5,259)
Flexible withdrawal option payments	(632)	(79,433)	(47,688)	(46,783)
Transfers to other contracts	(74,472)	(1,110,357)	(379,804)	(365,162)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(97,203)	(742,267)	(580,198)	(696,238)
Total increase (decrease)	(118,973)	(438,144)	816,461	34,198
Net assets as of December 31, 2024	480,864	5,312,079	5,276,719	2,876,596

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5,818	402,411	(60,885)	(26,744)
Total realized gains (losses) on investments	(10,625)	31,862	655,406	372,529
Change in net unrealized appreciation (depreciation) of investments	4,507	(310,576)	(191,704)	153,046
Net gains (losses) on investments	(300)	123,697	402,817	498,831
Net increase (decrease) in net assets resulting from operations	(300)	123,697	402,817	498,831
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	49,744	872,054	48,372	190,770
Administration charges	(680)	(9,007)	(682)	(5,406)
Contingent sales charges	(147)	(1,690)	(594)	(506)
Contract terminations	(28,238)	(494,920)	(1,024,144)	(350,386)
Death benefit payments	—	(77,442)	(56,163)	(1,587)
Flexible withdrawal option payments	(1,079)	(107,492)	(48,272)	(44,296)
Transfers to other contracts	(32,120)	(646,335)	(197,581)	(206,753)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(12,520)	(464,832)	(1,279,064)	(418,164)
Total increase (decrease)	(12,820)	(341,135)	(876,247)	80,667
Net assets as of December 31, 2025	$468,044	$4,970,944	$4,400,472	$2,957,263

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Invesco V.I.		Invesco V.I.	Invesco V.I. EQV
	Balanced-Risk	Invesco V.I. Core	Discovery Mid	International
	Allocation Fund	Equity Fund	Cap Growth Fund	Equity Fund
	– Series II Shares	– Series I Shares	– Series I Shares	– Series I Shares
Net assets as of January 1, 2024	$1,096,980	$11,720,077	$619,141	$4,470,858

Increase (decrease) in net assets
Operations:
Net investment income (loss)	57,068	(77,695)	(9,216)	12,457
Total realized gains (losses) on investments	(28,365)	900,018	271	47,597
Change in net unrealized appreciation (depreciation) of investments	814	1,800,130	147,617	(79,690)
Net gains (losses) on investments	29,517	2,622,453	138,672	(19,636)
Net increase (decrease) in net assets resulting from operations	29,517	2,622,453	138,672	(19,636)
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	332,683	70,929	100,991	295,265
Administration charges	(2,402)	(1,428)	(134)	(11,382)
Contingent sales charges	(216)	(1,270)	(79)	(913)
Contract terminations	(89,957)	(1,227,669)	(76,813)	(562,400)
Death benefit payments	—	(163,425)	—	(2,206)
Flexible withdrawal option payments	(6,830)	(157,786)	(8,010)	(68,034)
Transfers to other contracts	(274,988)	(405,052)	(51,539)	(94,435)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(41,710)	(1,885,701)	(35,584)	(444,105)
Total increase (decrease)	(12,193)	736,752	103,088	(463,741)
Net assets as of December 31, 2024	1,084,787	12,456,829	722,229	4,007,117

Increase (decrease) in net assets
Operations:
Net investment income (loss)	57,462	(79,123)	(9,066)	(1,673)
Total realized gains (losses) on investments	(100,540)	829,302	52,750	181,472
Change in net unrealized appreciation (depreciation) of investments	123,996	880,023	(19,603)	349,026
Net gains (losses) on investments	80,918	1,630,202	24,081	528,825
Net increase (decrease) in net assets resulting from operations	80,918	1,630,202	24,081	528,825
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	313,278	77,946	34,856	153,277
Administration charges	(1,799)	(1,111)	(115)	(7,534)
Contingent sales charges	(766)	(819)	(35)	(1,105)
Contract terminations	(147,075)	(1,412,703)	(60,665)	(765,468)
Death benefit payments	—	(82,953)	(7,917)	(45,178)
Flexible withdrawal option payments	(6,830)	(187,911)	(6,179)	(63,298)
Transfers to other contracts	(469,228)	(328,868)	(14,085)	(130,483)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(312,420)	(1,936,419)	(54,140)	(859,789)
Total increase (decrease)	(231,502)	(306,217)	(30,059)	(330,964)
Net assets as of December 31, 2025	$853,285	$12,150,612	$692,170	$3,676,153

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Invesco V.I. EQV			Invesco V.I. Main
	International	Invesco V.I. Health	Invesco V.I. Health	Street Small Cap
	Equity Fund	Care Fund	Care Fund	Fund – Series II
	– Series II Shares	– Series I Shares	– Series II Shares	Shares
Net assets as of January 1, 2024	$3,356,014	$5,056,918	$6,113,070	$450,943

Increase (decrease) in net assets
Operations:
Net investment income (loss)	26,314	(66,679)	(51,271)	(6,094)
Total realized gains (losses) on investments	(10,786)	55,592	(106,017)	22,909
Change in net unrealized appreciation (depreciation) of investments	(35,400)	229,986	397,241	32,490
Net gains (losses) on investments	(19,872)	218,899	239,953	49,305
Net increase (decrease) in net assets resulting from operations	(19,872)	218,899	239,953	49,305
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	650,604	224,022	536,936	18,075
Administration charges	(9,366)	(581)	(20,895)	(116)
Contingent sales charges	(1,389)	(812)	(1,766)	(18)
Contract terminations	(248,322)	(673,733)	(600,309)	(17,724)
Death benefit payments	(53,045)	(77,347)	(161,815)	—
Flexible withdrawal option payments	(22,155)	(64,146)	(40,207)	(2,299)
Transfers to other contracts	(297,317)	(400,449)	(459,164)	(32,328)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	19,010	(993,046)	(747,220)	(34,410)
Total increase (decrease)	(862)	(774,147)	(507,267)	14,895
Net assets as of December 31, 2024	3,355,152	4,282,771	5,605,803	465,838

Increase (decrease) in net assets
Operations:
Net investment income (loss)	13,892	(55,324)	(42,912)	(4,291)
Total realized gains (losses) on investments	120,334	201,098	(46,019)	60,094
Change in net unrealized appreciation (depreciation) of investments	365,795	401,044	800,961	(26,135)
Net gains (losses) on investments	500,021	546,818	712,030	29,668
Net increase (decrease) in net assets resulting from operations	500,021	546,818	712,030	29,668
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	220,767	259,822	309,272	36,048
Administration charges	(7,961)	(459)	(16,327)	—
Contingent sales charges	(1,394)	(384)	(3,541)	(63)
Contract terminations	(302,403)	(561,500)	(737,173)	(108,413)
Death benefit payments	(23,292)	(3,211)	(23,063)	(243)
Flexible withdrawal option payments	(26,997)	(47,459)	(65,605)	(2,350)
Transfers to other contracts	(149,527)	(170,156)	(446,294)	(25,154)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(290,807)	(523,347)	(982,731)	(100,175)
Total increase (decrease)	209,214	23,471	(270,701)	(70,507)
Net assets as of December 31, 2025	$3,564,366	$4,306,242	$5,335,102	$395,331

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

			Janus Henderson	Janus Henderson
	Invesco V.I. Small	Invesco V.I.	Global Sustainable	Series Balanced
	Cap Equity Fund	Technology Fund	Equity Portfolio	Portfolio – Service
	– Series I Shares	– Series I Shares	– Service Shares	Shares
Net assets as of January 1, 2024	$4,439,883	$2,901,909	$176,609	$7,327,074

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(52,370)	(41,594)	(1,706)	76,875
Total realized gains (losses) on investments	303,452	(66,106)	5,154	31,716
Change in net unrealized appreciation (depreciation) of investments	394,310	1,000,477	12,333	929,181
Net gains (losses) on investments	645,392	892,777	15,781	1,037,772
Net increase (decrease) in net assets resulting from operations	645,392	892,777	15,781	1,037,772
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	313,473	63,793	107,062	1,120,297
Administration charges	(6,986)	(318)	(255)	(17,512)
Contingent sales charges	(1,465)	(281)	(26)	(185)
Contract terminations	(977,706)	(272,143)	(3,980)	(939,483)
Death benefit payments	(197,402)	(8,775)	—	(92,321)
Flexible withdrawal option payments	(59,070)	(23,834)	(3,533)	(61,748)
Transfers to other contracts	(331,770)	(171,838)	(2,545)	(93,648)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(1,260,926)	(413,396)	96,723	(84,600)
Total increase (decrease)	(615,534)	479,381	112,504	953,172
Net assets as of December 31, 2024	3,824,349	3,381,290	289,113	8,280,246

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(49,008)	(42,993)	(2,269)	87,936
Total realized gains (losses) on investments	296,556	103,991	26,948	303,632
Change in net unrealized appreciation (depreciation) of investments	(35,721)	538,357	23,032	796,347
Net gains (losses) on investments	211,827	599,355	47,711	1,187,915
Net increase (decrease) in net assets resulting from operations	211,827	599,355	47,711	1,187,915
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	229,703	151,916	66,735	689,980
Administration charges	(4,174)	(146)	(699)	(15,866)
Contingent sales charges	(887)	(198)	(51)	(598)
Contract terminations	(731,022)	(341,342)	(9,796)	(120,675)
Death benefit payments	(40,029)	(40,450)	—	—
Flexible withdrawal option payments	(57,626)	(29,456)	(6,133)	(78,610)
Transfers to other contracts	(92,299)	(192,521)	(8,618)	(221,572)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(696,334)	(452,197)	41,438	252,659
Total increase (decrease)	(484,507)	147,158	89,149	1,440,574
Net assets as of December 31, 2025	$3,339,842	$3,528,448	$378,262	$9,720,820

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

			Janus Henderson
			Series Global
	Janus Henderson	Janus Henderson	Technology and
	Series Enterprise	Series Flexible	Innovation
	Portfolio	Bond Portfolio	Portfolio – Service	LargeCap Growth
	– Service Shares	– Service Shares	Shares	Account I – Class 1
Net assets as of January 1, 2024	$8,251,499	$9,565,319	$7,225,641	$154,123,500

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(57,094)	339,362	(69,453)	(2,015,763)
Total realized gains (losses) on investments	638,864	(334,077)	11,318	18,251,392
Change in net unrealized appreciation (depreciation) of investments	504,605	64,790	2,338,572	17,794,669
Net gains (losses) on investments	1,086,375	70,075	2,280,437	34,030,298
Net increase (decrease) in net assets resulting from operations	1,086,375	70,075	2,280,437	34,030,298
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	122,672	2,218,035	2,513,675	3,577,014
Administration charges	(511)	(23,013)	(21,499)	(60,646)
Contingent sales charges	(700)	(2,292)	(2,614)	(26,052)
Contract terminations	(676,532)	(547,818)	(574,438)	(19,139,444)
Death benefit payments	(34,287)	(143,770)	(47,721)	(2,621,239)
Flexible withdrawal option payments	(38,737)	(98,387)	(38,754)	(1,795,235)
Transfers to other contracts	(245,142)	(787,406)	(1,245,010)	(5,274,379)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(873,237)	615,349	583,639	(25,339,981)
Total increase (decrease)	213,138	685,424	2,864,076	8,690,317
Net assets as of December 31, 2024	8,464,637	10,250,743	10,089,717	162,813,817

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(91,907)	396,545	(80,565)	(1,913,947)
Total realized gains (losses) on investments	900,752	(409,670)	1,104,954	30,151,431
Change in net unrealized appreciation (depreciation) of investments	(296,444)	669,034	1,201,692	(13,955,540)
Net gains (losses) on investments	512,401	655,909	2,226,081	14,281,944
Net increase (decrease) in net assets resulting from operations	512,401	655,909	2,226,081	14,281,944
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	463,985	2,702,388	1,720,897	2,697,618
Administration charges	(429)	(19,779)	(21,184)	(53,039)
Contingent sales charges	(482)	(3,801)	(5,933)	(16,590)
Contract terminations	(828,386)	(985,557)	(1,183,225)	(20,905,544)
Death benefit payments	(132,410)	(137,549)	(41,434)	(1,498,332)
Flexible withdrawal option payments	(42,620)	(144,181)	(80,937)	(1,875,910)
Transfers to other contracts	(52,587)	(1,060,302)	(1,108,193)	(3,908,461)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(592,929)	351,219	(720,009)	(25,560,258)
Total increase (decrease)	(80,528)	1,007,128	1,506,072	(11,278,314)
Net assets as of December 31, 2025	$8,384,109	$11,257,871	$11,595,789	$151,535,503

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

				LVIP American
			LVIP American	Century
			Century Capital	Disciplined Core
	LargeCap S&P	LargeCap S&P	Appreciation Fund	Value Fund
	500 Index Account	500 Index Account	– Standard	– Standard
	– Class 1	– Class 2	Class II	Class II
Net assets as of January 1, 2024	$89,024,448	$52,321,988	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	169,493	355,299	(10,182)	11,092
Total realized gains (losses) on investments	11,508,677	5,580,338	38,471	44,102
Change in net unrealized appreciation (depreciation) of investments	7,871,006	6,742,352	116,276	435,953
Net gains (losses) on investments	19,549,176	12,677,989	144,565	491,147
Net increase (decrease) in net assets resulting from operations	19,549,176	12,677,989	144,565	491,147
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	4,281,686	15,366,803	1,068,487	8,770,401
Administration charges	(33,605)	(141,726)	(463)	(149)
Contingent sales charges	(16,750)	(25,149)	(164)	(713)
Contract terminations	(11,783,852)	(5,362,737)	(101,146)	(637,189)
Death benefit payments	(918,792)	(530,060)	—	(24,325)
Flexible withdrawal option payments	(1,218,927)	(480,614)	(5,220)	(90,043)
Transfers to other contracts	(4,250,189)	(4,505,831)	(25,727)	(140,033)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(13,940,429)	4,320,686	935,767	7,877,949
Total increase (decrease)	5,608,747	16,998,675	1,080,332	8,369,096
Net assets as of December 31, 2024	94,633,195	69,320,663	1,080,332	8,369,096

Increase (decrease) in net assets
Operations:
Net investment income (loss)	86,698	316,512	(14,428)	42,294
Total realized gains (losses) on investments	21,437,565	13,376,965	192,568	86,101
Change in net unrealized appreciation (depreciation) of investments	(8,120,007)	(2,577,280)	(121,807)	915,818
Net gains (losses) on investments	13,404,256	11,116,197	56,333	1,044,213
Net increase (decrease) in net assets resulting from operations	13,404,256	11,116,197	56,333	1,044,213
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	3,448,887	9,540,659	76,111	185,618
Administration charges	(21,946)	(129,680)	(478)	(178)
Contingent sales charges	(13,505)	(43,808)	(291)	(418)
Contract terminations	(15,649,286)	(8,775,049)	(201,922)	(559,179)
Death benefit payments	(467,036)	(990,891)	(2,564)	(167,212)
Flexible withdrawal option payments	(1,245,149)	(652,853)	(9,367)	(128,740)
Transfers to other contracts	(3,881,496)	(2,407,751)	(66,425)	(177,048)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(17,829,531)	(3,459,373)	(204,936)	(847,157)
Total increase (decrease)	(4,425,275)	7,656,824	(148,603)	197,056
Net assets as of December 31, 2025	$90,207,920	$76,977,487	$931,729	$8,566,152

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	LVIP American	LVIP American	LVIP American	LVIP American
	Century Inflation	Century Mid Cap	Century Ultra	Century Ultra
	Protection Fund	Value Fund	Fund – Service	Fund – Standard
	– Service Class	– Service Class	Class	Class II
Net assets as of January 1, 2024	$—	$—	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	522,469	46,284	(166,697)	(33,890)
Total realized gains (losses) on investments	144,082	120,307	745,284	132,593
Change in net unrealized appreciation (depreciation) of investments	(53,042)	116,704	2,371,521	549,951
Net gains (losses) on investments	613,509	283,295	2,950,108	648,654
Net increase (decrease) in net assets resulting from operations	613,509	283,295	2,950,108	648,654
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	25,620,913	5,507,583	18,105,955	3,800,750
Administration charges	(70,656)	(118)	(41,482)	(347)
Contingent sales charges	(4,665)	(1,394)	(3,309)	(402)
Contract terminations	(2,665,603)	(874,884)	(2,037,682)	(388,536)
Death benefit payments	(205,588)	(41,182)	(230,229)	—
Flexible withdrawal option payments	(638,039)	(30,049)	(463,518)	(22,052)
Transfers to other contracts	(572,583)	(154,854)	(2,013,488)	(370,029)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	21,463,779	4,405,102	13,316,247	3,019,384
Total increase (decrease)	22,077,288	4,688,397	16,266,355	3,668,038
Net assets as of December 31, 2024	22,077,288	4,688,397	16,266,355	3,668,038

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,147,953	7,168	(207,629)	(47,122)
Total realized gains (losses) on investments	207,379	389,615	2,037,154	433,235
Change in net unrealized appreciation (depreciation) of investments	(312,905)	(92,160)	(239,044)	4,732
Net gains (losses) on investments	1,042,427	304,623	1,590,481	390,845
Net increase (decrease) in net assets resulting from operations	1,042,427	304,623	1,590,481	390,845
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	2,139,559	227,228	1,165,626	247,200
Administration charges	(76,110)	(72)	(42,152)	(424)
Contingent sales charges	(4,770)	(984)	(3,480)	(345)
Contract terminations	(3,124,840)	(718,851)	(2,410,783)	(595,367)
Death benefit payments	(402,553)	(26,228)	(398,706)	(60,104)
Flexible withdrawal option payments	(761,070)	(49,064)	(546,827)	(29,481)
Transfers to other contracts	(1,511,522)	(174,899)	(1,624,403)	(63,464)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(3,741,306)	(742,870)	(3,860,725)	(501,985)
Total increase (decrease)	(2,698,879)	(438,247)	(2,270,244)	(111,140)
Net assets as of December 31, 2025	$19,378,409	$4,250,150	$13,996,111	$3,556,898

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

			MFS®
	LVIP American	Macquarie VIP	International
	Century Value	Small Cap Value	Intrinsic Value	MFS® New
	Fund – Service	Series – Service	Portfolio – Service	Discovery Series
	Class	Class	Class	– Service Class
Net assets as of January 1, 2024	$—	$1,716,691	$7,662,857	$5,626,291

Increase (decrease) in net assets
Operations:
Net investment income (loss)	210,158	(6,228)	14,807	(51,250)
Total realized gains (losses) on investments	201,140	134,706	475,499	(623,170)
Change in net unrealized appreciation (depreciation) of investments	420,144	13,902	(15,967)	982,323
Net gains (losses) on investments	831,442	142,380	474,339	307,903
Net increase (decrease) in net assets resulting from operations	831,442	142,380	474,339	307,903
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	16,336,456	85,490	569,721	350,624
Administration charges	(8,238)	—	(14,689)	(16,717)
Contingent sales charges	(1,385)	(573)	(1,426)	(1,794)
Contract terminations	(992,966)	(359,281)	(620,999)	(498,380)
Death benefit payments	(113,947)	—	(65,991)	(45,445)
Flexible withdrawal option payments	(96,288)	(10,188)	(42,855)	(50,908)
Transfers to other contracts	(432,480)	(103,240)	(457,125)	(205,928)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	14,691,152	(387,792)	(633,364)	(468,548)
Total increase (decrease)	15,522,594	(245,412)	(159,025)	(160,645)
Net assets as of December 31, 2024	15,522,594	1,471,279	7,503,832	5,465,646

Increase (decrease) in net assets
Operations:
Net investment income (loss)	57,232	(5,355)	28,758	(45,539)
Total realized gains (losses) on investments	1,399,641	173,864	588,209	(1,406,405)
Change in net unrealized appreciation (depreciation) of investments	749,830	(90,162)	1,581,762	2,005,497
Net gains (losses) on investments	2,206,703	78,347	2,198,729	553,553
Net increase (decrease) in net assets resulting from operations	2,206,703	78,347	2,198,729	553,553
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,028,974	117,017	1,297,380	341,587
Administration charges	(12,047)	—	(12,581)	(12,259)
Contingent sales charges	(1,980)	(280)	(3,446)	(3,435)
Contract terminations	(1,444,949)	(205,389)	(1,323,969)	(844,820)
Death benefit payments	(57,592)	(3,204)	(435,256)	(194,671)
Flexible withdrawal option payments	(151,269)	(10,221)	(46,131)	(51,716)
Transfers to other contracts	(556,097)	(109,215)	(981,966)	(415,242)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(1,194,960)	(211,292)	(1,505,969)	(1,180,556)
Total increase (decrease)	1,011,743	(132,945)	692,760	(627,003)
Net assets as of December 31, 2025	$16,534,337	$1,338,334	$8,196,592	$4,838,643

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	MFS® Utilities	MFS® Value
	Series – Service	Series – Service	MidCap Account	MidCap Account
	Class	Class	– Class 1	– Class 2
Net assets as of January 1, 2024	$13,524,827	$2,840,951	$274,722,654	$19,291,192

Increase (decrease) in net assets
Operations:
Net investment income (loss)	124,474	(631)	(2,965,881)	(159,817)
Total realized gains (losses) on investments	689,080	301,565	35,622,071	2,079,466
Change in net unrealized appreciation (depreciation) of investments	487,780	(38,547)	15,682,950	1,862,442
Net gains (losses) on investments	1,301,334	262,387	48,339,140	3,782,091
Net increase (decrease) in net assets resulting from operations	1,301,334	262,387	48,339,140	3,782,091
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,179,793	71,013	4,581,167	4,875,769
Administration charges	(17,094)	(63)	(152,850)	(59,227)
Contingent sales charges	(3,999)	(877)	(42,642)	(5,271)
Contract terminations	(1,902,972)	(540,164)	(35,417,395)	(1,373,412)
Death benefit payments	(379,505)	(306)	(3,187,816)	(131,406)
Flexible withdrawal option payments	(138,318)	(43,281)	(3,464,726)	(160,227)
Transfers to other contracts	(969,595)	(39,373)	(9,056,841)	(1,791,082)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,231,690)	(553,051)	(46,741,103)	1,355,144
Total increase (decrease)	(930,356)	(290,664)	1,598,037	5,137,235
Net assets as of December 31, 2024	12,594,471	2,550,287	276,320,691	24,428,427

Increase (decrease) in net assets
Operations:
Net investment income (loss)	211,098	(274)	(2,577,450)	(169,589)
Total realized gains (losses) on investments	296,480	219,251	39,834,533	2,942,848
Change in net unrealized appreciation (depreciation) of investments	1,091,494	47,928	(35,513,268)	(2,625,944)
Net gains (losses) on investments	1,599,072	266,905	1,743,815	147,315
Net increase (decrease) in net assets resulting from operations	1,599,072	266,905	1,743,815	147,315
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	579,937	141,903	5,446,741	4,279,228
Administration charges	(14,229)	(47)	(99,332)	(55,608)
Contingent sales charges	(4,024)	(533)	(27,327)	(6,158)
Contract terminations	(1,303,836)	(369,435)	(32,875,195)	(1,295,407)
Death benefit payments	(80,392)	(40,134)	(3,588,477)	(208,424)
Flexible withdrawal option payments	(154,245)	(43,379)	(3,243,003)	(273,819)
Transfers to other contracts	(565,123)	(119,035)	(5,073,916)	(2,274,679)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(1,541,912)	(430,660)	(39,460,509)	165,133
Total increase (decrease)	57,160	(163,755)	(37,716,694)	312,448
Net assets as of December 31, 2025	$12,651,631	$2,386,532	$238,603,997	$24,740,875

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Neuberger Berman	Neuberger Berman	Neuberger Berman	PIMCO VIT All
	AMT Mid Cap	AMT Quality	AMT Quality	Asset Portfolio
	Growth Portfolio	Equity Portfolio	Equity Portfolio	– Administrative
	– S Class Shares	– I Class Shares	– S Class Shares	Class
Net assets as of January 1, 2024	$2,948,600	$4,463,148	$449,801	$1,308,040

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(34,619)	(52,566)	(4,641)	63,640
Total realized gains (losses) on investments	194,669	660,341	43,103	(32,516)
Change in net unrealized appreciation (depreciation) of investments	463,813	348,901	85,631	(2,220)
Net gains (losses) on investments	623,863	956,676	124,093	28,904
Net increase (decrease) in net assets resulting from operations	623,863	956,676	124,093	28,904
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	273,702	60,028	222,976	73,942
Administration charges	(7,626)	(10,941)	(808)	—
Contingent sales charges	(688)	(1,556)	(21)	(271)
Contract terminations	(326,595)	(958,372)	(4,522)	(166,698)
Death benefit payments	(9,492)	(15,752)	—	(27,263)
Flexible withdrawal option payments	(39,326)	(63,259)	(2,017)	(25,444)
Transfers to other contracts	(199,262)	(387,813)	(19,140)	(3,559)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(309,287)	(1,377,665)	196,468	(149,293)
Total increase (decrease)	314,576	(420,989)	320,561	(120,389)
Net assets as of December 31, 2024	3,263,176	4,042,159	770,362	1,187,651

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(33,314)	(53,166)	(6,008)	39,124
Total realized gains (losses) on investments	409,960	552,592	57,128	(31,078)
Change in net unrealized appreciation (depreciation) of investments	(264,299)	(65,120)	44,544	136,642
Net gains (losses) on investments	112,347	434,306	95,664	144,688
Net increase (decrease) in net assets resulting from operations	112,347	434,306	95,664	144,688
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	292,213	36,729	44,837	154,197
Administration charges	(5,715)	(7,075)	(504)	(30)
Contingent sales charges	(835)	(996)	(104)	(319)
Contract terminations	(305,154)	(689,884)	(19,921)	(220,721)
Death benefit payments	(40,220)	(25,477)	—	—
Flexible withdrawal option payments	(37,395)	(58,017)	(2,242)	(31,381)
Transfers to other contracts	(214,833)	(73,215)	(20,482)	(24,954)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(311,939)	(817,935)	1,584	(123,208)
Total increase (decrease)	(199,592)	(383,629)	97,248	21,480
Net assets as of December 31, 2025	$3,063,584	$3,658,530	$867,610	$1,209,131

See accompanying notes.

Principal Life Insurance Co
Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

			PIMCO VIT
		PIMCO VIT	Emerging Markets	PIMCO VIT High
	PIMCO VIT All	CommodityReal	Bond Portfolio	Yield Portfolio
	Asset Portfolio	Return® Strategy	– Administrative	– Administrative
	– Advisor Class	Portfolio – M Class	Class	Class
Net assets as of January 1, 2024	$338,349	$299,410	$857,554	$20,595,088

Increase (decrease) in net assets
Operations:
Net investment income (loss)	22,785	3,437	51,160	972,392
Total realized gains (losses) on investments	(5,777)	(26,815)	(16,064)	(368,248)
Change in net unrealized appreciation (depreciation) of investments	(6,559)	31,072	24,999	528,741
Net gains (losses) on investments	10,449	7,694	60,095	1,132,885
Net increase (decrease) in net assets resulting from operations	10,449	7,694	60,095	1,132,885
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	131,916	65,908	72,167	3,396,612
Administration charges	(1,894)	(1,041)	(3,368)	(36,737)
Contingent sales charges	(14)	(54)	(116)	(5,455)
Contract terminations	(7,590)	(15,742)	(16,753)	(2,301,020)
Death benefit payments	—	(8,352)	(3,103)	(266,656)
Flexible withdrawal option payments	(9,844)	(3,863)	(9,065)	(252,938)
Transfers to other contracts	(3,476)	(36,074)	(80,406)	(1,563,587)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	109,098	782	(40,644)	(1,029,781)
Total increase (decrease)	119,547	8,476	19,451	103,104
Net assets as of December 31, 2024	457,896	307,886	877,005	20,698,192

Increase (decrease) in net assets
Operations:
Net investment income (loss)	18,056	6,351	64,928	1,087,922
Total realized gains (losses) on investments	(5,730)	(20,986)	(17,017)	(247,588)
Change in net unrealized appreciation (depreciation) of investments	48,352	69,160	94,022	711,807
Net gains (losses) on investments	60,678	54,525	141,933	1,552,141
Net increase (decrease) in net assets resulting from operations	60,678	54,525	141,933	1,552,141
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	19,697	25,026	426,188	2,442,496
Administration charges	(1,556)	(871)	(3,113)	(32,795)
Contingent sales charges	(12)	(120)	(252)	(7,330)
Contract terminations	(9,228)	(22,999)	(48,376)	(2,535,832)
Death benefit payments	—	(6,549)	(28,348)	(314,571)
Flexible withdrawal option payments	(11,503)	(4,350)	(11,559)	(287,382)
Transfers to other contracts	(3,088)	(33,961)	(114,008)	(803,491)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(5,690)	(43,824)	220,532	(1,538,905)
Total increase (decrease)	54,988	10,701	362,465	13,236
Net assets as of December 31, 2025	$512,884	$318,587	$1,239,470	$20,711,428

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

		PIMCO VIT Total
	PIMCO VIT Low	Return Portfolio	Principal Capital	Principal Capital
	Duration Portfolio	– Administrative	Appreciation	Appreciation
	– Advisor Class	Class	Account – Class 1	Account – Class 2
Net assets as of January 1, 2024	$6,449,472	$25,667,961	$76,048,786	$14,092,187

Increase (decrease) in net assets
Operations:
Net investment income (loss)	206,240	782,583	(510,588)	(28,523)
Total realized gains (losses) on investments	(86,315)	(812,763)	10,303,034	1,251,887
Change in net unrealized appreciation (depreciation) of investments	101,668	408,624	6,939,329	2,225,928
Net gains (losses) on investments	221,593	378,444	16,731,775	3,449,292
Net increase (decrease) in net assets resulting from operations	221,593	378,444	16,731,775	3,449,292
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	3,225,908	4,446,656	1,879,734	1,900,982
Administration charges	(20,276)	(53,365)	(104,702)	(43,819)
Contingent sales charges	(2,810)	(7,971)	(16,202)	(7,539)
Contract terminations	(479,950)	(2,849,992)	(11,423,279)	(1,430,867)
Death benefit payments	(12,195)	(518,948)	(841,498)	(163,526)
Flexible withdrawal option payments	(53,341)	(384,006)	(1,354,544)	(100,647)
Transfers to other contracts	(1,660,063)	(831,505)	(6,255,656)	(1,102,409)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	997,273	(199,131)	(18,116,147)	(947,825)
Total increase (decrease)	1,218,866	179,313	(1,384,372)	2,501,467
Net assets as of December 31, 2024	7,668,338	25,847,274	74,664,414	16,593,654

Increase (decrease) in net assets
Operations:
Net investment income (loss)	241,790	806,792	(609,568)	(73,325)
Total realized gains (losses) on investments	(68,430)	(966,914)	11,361,007	2,062,522
Change in net unrealized appreciation (depreciation) of investments	179,722	2,102,092	(2,781,578)	76,123
Net gains (losses) on investments	353,082	1,941,970	7,969,861	2,065,320
Net increase (decrease) in net assets resulting from operations	353,082	1,941,970	7,969,861	2,065,320
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	2,112,730	3,907,335	1,741,520	2,615,556
Administration charges	(15,655)	(45,992)	(62,633)	(37,896)
Contingent sales charges	(2,424)	(9,551)	(11,428)	(12,278)
Contract terminations	(551,479)	(2,959,949)	(9,936,117)	(2,529,011)
Death benefit payments	(13,108)	(313,537)	(822,753)	(46,479)
Flexible withdrawal option payments	(48,557)	(406,009)	(1,227,917)	(154,561)
Transfers to other contracts	(1,327,754)	(1,828,262)	(3,031,619)	(583,012)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	153,753	(1,655,965)	(13,350,947)	(747,681)
Total increase (decrease)	506,835	286,005	(5,381,086)	1,317,639
Net assets as of December 31, 2025	$8,175,173	$26,133,279	$69,283,328	$17,911,293

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Principal LifeTime	Principal LifeTime	Principal LifeTime	Principal LifeTime
	2020 Account	2030 Account	2040 Account	2050 Account
	– Class 1	– Class 1	– Class 1	– Class 1
Net assets as of January 1, 2024	$50,570,297	$41,260,993	$11,722,219	$7,495,931

Increase (decrease) in net assets
Operations:
Net investment income (loss)	688,096	274,924	33,191	2,070
Total realized gains (losses) on investments	537,455	1,611,714	492,452	487,963
Change in net unrealized appreciation (depreciation) of investments	1,628,788	993,227	588,775	307,868
Net gains (losses) on investments	2,854,339	2,879,865	1,114,418	797,901
Net increase (decrease) in net assets resulting from operations	2,854,339	2,879,865	1,114,418	797,901
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	487,611	1,200,676	194,148	155,127
Administration charges	(214,366)	(206,951)	(6,201)	(5,376)
Contingent sales charges	(9,459)	(13,724)	(2,865)	(4,571)
Contract terminations	(5,320,301)	(6,826,761)	(1,729,131)	(1,701,803)
Death benefit payments	(579,097)	(258,602)	—	—
Flexible withdrawal option payments	(2,101,889)	(820,868)	(15,508)	(27,538)
Transfers to other contracts	(1,125,180)	(1,896,835)	(51,408)	(114,003)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(8,862,681)	(8,823,065)	(1,610,965)	(1,698,164)
Total increase (decrease)	(6,008,342)	(5,943,200)	(496,547)	(900,263)
Net assets as of December 31, 2024	44,561,955	35,317,793	11,225,672	6,595,668

Increase (decrease) in net assets
Operations:
Net investment income (loss)	634,543	278,067	23,677	1,100
Total realized gains (losses) on investments	1,879,017	3,003,649	987,864	584,301
Change in net unrealized appreciation (depreciation) of investments	1,447,439	323,164	437,668	433,260
Net gains (losses) on investments	3,960,999	3,604,880	1,449,209	1,018,661
Net increase (decrease) in net assets resulting from operations	3,960,999	3,604,880	1,449,209	1,018,661
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	722,892	605,931	223,450	58,942
Administration charges	(138,845)	(114,911)	(5,194)	(2,972)
Contingent sales charges	(7,248)	(12,063)	(1,840)	(743)
Contract terminations	(5,668,364)	(8,177,355)	(1,426,772)	(545,064)
Death benefit payments	(746,321)	(140,649)	—	(11,454)
Flexible withdrawal option payments	(1,868,025)	(671,243)	(46,961)	(30,210)
Transfers to other contracts	(1,178,548)	(351,120)	(32,362)	(98,362)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(8,884,459)	(8,861,410)	(1,289,679)	(629,863)
Total increase (decrease)	(4,923,460)	(5,256,530)	159,530	388,798
Net assets as of December 31, 2025	$39,638,495	$30,061,263	$11,385,202	$6,984,466

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Principal LifeTime	Real Estate	Real Estate
	Strategic Income	Securities Account	Securities Account	Rydex VI Basic
	Account – Class 1	– Class 1	– Class 2	Materials Fund
Net assets as of January 1, 2024	$15,711,445	$43,054,006	$10,446,331	$765,387

Increase (decrease) in net assets
Operations:
Net investment income (loss)	169,167	388,673	130,447	(53)
Total realized gains (losses) on investments	(227,290)	(88,957)	118,450	25,366
Change in net unrealized appreciation (depreciation) of investments	796,881	1,336,653	190,233	(49,649)
Net gains (losses) on investments	738,758	1,636,369	439,130	(24,336)
Net increase (decrease) in net assets resulting from operations	738,758	1,636,369	439,130	(24,336)
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	175,737	1,696,459	1,021,912	54,899
Administration charges	(38,216)	(7,830)	(32,567)	(1,860)
Contingent sales charges	(2,899)	(8,241)	(4,489)	(11)
Contract terminations	(1,980,957)	(6,192,102)	(1,050,820)	(1,640)
Death benefit payments	(283,574)	(716,471)	(167,765)	(70,167)
Flexible withdrawal option payments	(792,372)	(450,810)	(71,481)	(6,420)
Transfers to other contracts	(766,055)	(1,889,688)	(975,763)	(22,299)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(3,688,336)	(7,568,683)	(1,280,973)	(47,498)
Total increase (decrease)	(2,949,578)	(5,932,314)	(841,843)	(71,834)
Net assets as of December 31, 2024	12,761,867	37,121,692	9,604,488	693,553

Increase (decrease) in net assets
Operations:
Net investment income (loss)	193,875	66,223	64,013	4,001
Total realized gains (losses) on investments	544,548	752,936	192,020	85,461
Change in net unrealized appreciation (depreciation) of investments	289,145	(780,714)	(225,151)	104,328
Net gains (losses) on investments	1,027,568	38,445	30,882	193,790
Net increase (decrease) in net assets resulting from operations	1,027,568	38,445	30,882	193,790
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	54,132	1,574,902	1,171,266	87,772
Administration charges	(23,894)	(5,172)	(24,708)	(1,537)
Contingent sales charges	(1,368)	(4,817)	(5,588)	(261)
Contract terminations	(1,041,801)	(4,721,857)	(1,269,660)	(111,753)
Death benefit payments	(179,839)	(376,369)	(107,469)	(4,550)
Flexible withdrawal option payments	(739,133)	(410,654)	(109,806)	(6,181)
Transfers to other contracts	(176,275)	(742,785)	(389,197)	(77,814)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,108,178)	(4,686,752)	(735,162)	(114,324)
Total increase (decrease)	(1,080,610)	(4,648,307)	(704,280)	79,466
Net assets as of December 31, 2025	$11,681,257	$32,473,385	$8,900,208	$773,019

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Rydex VI	Rydex VI
	Commodities	NASDAQ 100	SAM Balanced	SAM Balanced
	Strategy Fund	Fund	Portfolio – Class 1	Portfolio – Class 2
Net assets as of January 1, 2024	$1,380,657	$11,641,066	$301,847,032	$39,200,614

Increase (decrease) in net assets
Operations:
Net investment income (loss)	40,534	(74,783)	1,632,435	392,124
Total realized gains (losses) on investments	(95,034)	944,233	(594,835)	(225,977)
Change in net unrealized appreciation (depreciation) of investments	153,863	1,595,672	30,214,208	4,230,226
Net gains (losses) on investments	99,363	2,465,122	31,251,808	4,396,373
Net increase (decrease) in net assets resulting from operations	99,363	2,465,122	31,251,808	4,396,373
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	232,244	545,336	4,928,861	3,275,214
Administration charges	(2,442)	(30,797)	(2,085,918)	(119,886)
Contingent sales charges	(176)	(4,771)	(72,742)	(22,208)
Contract terminations	(62,317)	(1,086,078)	(47,232,557)	(3,990,717)
Death benefit payments	(27,883)	(316,188)	(6,038,248)	(132,603)
Flexible withdrawal option payments	(9,881)	(65,889)	(9,644,591)	(528,212)
Transfers to other contracts	(306,157)	(674,886)	(5,350,515)	(986,902)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(176,612)	(1,633,273)	(65,495,710)	(2,505,314)
Total increase (decrease)	(77,249)	831,849	(34,243,902)	1,891,059
Net assets as of December 31, 2024	1,303,408	12,472,915	267,603,130	41,091,673

Increase (decrease) in net assets
Operations:
Net investment income (loss)	37,318	(92,708)	2,214,810	554,460
Total realized gains (losses) on investments	(54,386)	1,859,356	21,254,691	2,807,064
Change in net unrealized appreciation (depreciation) of investments	63,441	239,510	5,418,673	1,426,765
Net gains (losses) on investments	46,373	2,006,158	28,888,174	4,788,289
Net increase (decrease) in net assets resulting from operations	46,373	2,006,158	28,888,174	4,788,289
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	112,823	407,635	4,156,395	3,122,898
Administration charges	(1,938)	(24,369)	(1,285,110)	(97,122)
Contingent sales charges	(167)	(8,214)	(70,642)	(23,464)
Contract terminations	(77,648)	(2,097,578)	(51,745,657)	(6,274,797)
Death benefit payments	—	(570,010)	(2,480,074)	(410,825)
Flexible withdrawal option payments	(10,141)	(77,404)	(8,427,075)	(551,250)
Transfers to other contracts	(99,023)	(750,159)	(4,847,771)	(1,437,596)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(76,094)	(3,120,099)	(64,699,934)	(5,672,156)
Total increase (decrease)	(29,721)	(1,113,941)	(35,811,760)	(883,867)
Net assets as of December 31, 2025	$1,273,687	$11,358,974	$231,791,370	$40,207,806

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	SAM Conservative	SAM Conservative	SAM Conservative	SAM Conservative
	Balanced Portfolio	Balanced Portfolio	Growth Portfolio	Growth Portfolio
	– Class 1	– Class 2	– Class 1	– Class 2
Net assets as of January 1, 2024	$64,189,094	$16,254,924	$59,776,310	$27,719,680

Increase (decrease) in net assets
Operations:
Net investment income (loss)	692,351	245,663	37,218	132,057
Total realized gains (losses) on investments	(222,480)	(231,050)	2,280,552	569,323
Change in net unrealized appreciation (depreciation) of investments	4,042,679	1,190,898	5,421,225	3,027,278
Net gains (losses) on investments	4,512,550	1,205,511	7,738,995	3,728,658
Net increase (decrease) in net assets resulting from operations	4,512,550	1,205,511	7,738,995	3,728,658
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,279,918	1,817,817	930,514	1,379,173
Administration charges	(261,765)	(46,888)	(4,986)	(117,035)
Contingent sales charges	(10,116)	(11,807)	(16,593)	(13,479)
Contract terminations	(6,672,840)	(2,603,458)	(11,118,519)	(3,197,676)
Death benefit payments	(1,460,557)	(400,137)	(435,204)	(95,440)
Flexible withdrawal option payments	(1,975,462)	(326,041)	(828,821)	(178,295)
Transfers to other contracts	(1,355,820)	(481,266)	(919,926)	(811,891)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(10,456,642)	(2,051,780)	(12,393,535)	(3,034,643)
Total increase (decrease)	(5,944,092)	(846,269)	(4,654,540)	694,015
Net assets as of December 31, 2024	58,245,002	15,408,655	55,121,770	28,413,695

Increase (decrease) in net assets
Operations:
Net investment income (loss)	765,029	314,986	143,005	163,415
Total realized gains (losses) on investments	1,800,223	284,185	6,032,354	2,406,861
Change in net unrealized appreciation (depreciation) of investments	2,754,459	1,030,077	442,253	1,084,432
Net gains (losses) on investments	5,319,711	1,629,248	6,617,612	3,654,708
Net increase (decrease) in net assets resulting from operations	5,319,711	1,629,248	6,617,612	3,654,708
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,301,746	1,804,915	1,104,973	1,203,465
Administration charges	(179,647)	(37,808)	(4,230)	(89,603)
Contingent sales charges	(10,795)	(3,379)	(13,664)	(22,168)
Contract terminations	(8,536,034)	(1,061,777)	(10,741,142)	(4,823,961)
Death benefit payments	(728,827)	(247,947)	(1,416,805)	(1,295,349)
Flexible withdrawal option payments	(1,843,691)	(268,908)	(818,458)	(227,264)
Transfers to other contracts	(694,731)	(299,515)	(673,055)	(163,561)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(10,691,979)	(114,419)	(12,562,381)	(5,418,441)
Total increase (decrease)	(5,372,268)	1,514,829	(5,944,769)	(1,763,733)
Net assets as of December 31, 2025	$52,872,734	$16,923,484	$49,177,001	$26,649,962

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	SAM Flexible	SAM Flexible	SAM Strategic	SAM Strategic
	Income Portfolio	Income Portfolio	Growth Portfolio	Growth Portfolio
	– Class 1	– Class 2	– Class 1	– Class 2
Net assets as of January 1, 2024	$65,286,070	$27,540,304	$41,289,409	$20,474,936

Increase (decrease) in net assets
Operations:
Net investment income (loss)	948,415	528,365	(137,127)	27,136
Total realized gains (losses) on investments	(1,904,420)	(1,213,137)	2,326,679	361,835
Change in net unrealized appreciation (depreciation) of investments	4,107,166	2,168,960	3,875,108	2,927,590
Net gains (losses) on investments	3,151,161	1,484,188	6,064,660	3,316,561
Net increase (decrease) in net assets resulting from operations	3,151,161	1,484,188	6,064,660	3,316,561
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	2,414,572	2,044,498	1,026,162	3,701,660
Administration charges	(121,087)	(83,859)	(5,313)	(38,810)
Contingent sales charges	(12,138)	(13,724)	(10,251)	(4,080)
Contract terminations	(8,358,804)	(3,378,678)	(6,867,244)	(1,334,556)
Death benefit payments	(1,063,433)	(115,454)	(617,343)	(145,380)
Flexible withdrawal option payments	(2,198,330)	(455,904)	(280,709)	(135,679)
Transfers to other contracts	(2,140,522)	(2,468,186)	(1,144,017)	(356,328)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(11,479,742)	(4,471,307)	(7,898,715)	1,686,827
Total increase (decrease)	(8,328,581)	(2,987,119)	(1,834,055)	5,003,388
Net assets as of December 31, 2024	56,957,489	24,553,185	39,455,354	25,478,324

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,091,491	581,875	(25,676)	101,874
Total realized gains (losses) on investments	(1,088,302)	(849,522)	5,199,921	2,972,626
Change in net unrealized appreciation (depreciation) of investments	4,269,185	2,204,738	(608,199)	714,354
Net gains (losses) on investments	4,272,374	1,937,091	4,566,046	3,788,854
Net increase (decrease) in net assets resulting from operations	4,272,374	1,937,091	4,566,046	3,788,854
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,740,961	1,893,023	444,654	2,737,111
Administration charges	(81,764)	(58,067)	(4,086)	(34,082)
Contingent sales charges	(11,842)	(7,022)	(10,406)	(7,230)
Contract terminations	(9,416,587)	(1,862,107)	(8,715,922)	(1,832,451)
Death benefit payments	(1,184,014)	(1,511,157)	(2,054,130)	(142,250)
Flexible withdrawal option payments	(1,936,319)	(454,944)	(284,537)	(168,516)
Transfers to other contracts	(1,123,160)	(1,511,348)	(656,534)	(978,084)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(12,012,725)	(3,511,622)	(11,280,961)	(425,502)
Total increase (decrease)	(7,740,351)	(1,574,531)	(6,714,915)	3,363,352
Net assets as of December 31, 2025	$49,217,138	$22,978,654	$32,740,439	$28,841,676

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Short-Term			T. Rowe Price Blue
	Income Account	SmallCap Account	SmallCap Account	Chip Growth
	– Class 1	– Class 1	– Class 2	Portfolio – II
Net assets as of January 1, 2024	$42,402,308	$70,499,779	$4,894,969	$35,440,830

Increase (decrease) in net assets
Operations:
Net investment income (loss)	799,934	(652,100)	(33,313)	(422,778)
Total realized gains (losses) on investments	(73,302)	1,112,685	143,261	3,936,068
Change in net unrealized appreciation (depreciation) of investments	782,457	3,346,127	170,315	8,056,357
Net gains (losses) on investments	1,509,089	3,806,712	280,263	11,569,647
Net increase (decrease) in net assets resulting from operations	1,509,089	3,806,712	280,263	11,569,647
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	6,288,578	3,416,929	630,229	5,747,777
Administration charges	(169,360)	(48,394)	(15,583)	(75,636)
Contingent sales charges	(9,106)	(11,784)	(1,702)	(13,071)
Contract terminations	(5,760,713)	(8,873,637)	(457,726)	(4,802,565)
Death benefit payments	(804,001)	(631,324)	(72,211)	(339,330)
Flexible withdrawal option payments	(1,756,683)	(1,000,094)	(42,643)	(412,376)
Transfers to other contracts	(2,439,440)	(2,747,111)	(370,284)	(3,969,559)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(4,650,725)	(9,895,415)	(329,920)	(3,864,760)
Total increase (decrease)	(3,141,636)	(6,088,703)	(49,657)	7,704,887
Net assets as of December 31, 2024	39,260,672	64,411,076	4,845,312	43,145,717

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,096,847	(593,608)	(34,264)	(433,459)
Total realized gains (losses) on investments	(75,549)	4,056,805	57,671	6,536,176
Change in net unrealized appreciation (depreciation) of investments	446,249	4,266,588	659,111	760,544
Net gains (losses) on investments	1,467,547	7,729,785	682,518	6,863,261
Net increase (decrease) in net assets resulting from operations	1,467,547	7,729,785	682,518	6,863,261
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	3,051,097	1,830,097	621,146	3,898,254
Administration charges	(102,723)	(29,379)	(12,830)	(65,607)
Contingent sales charges	(8,746)	(8,347)	(3,275)	(14,143)
Contract terminations	(6,015,007)	(8,618,630)	(671,366)	(5,112,195)
Death benefit payments	(849,499)	(649,651)	(19,628)	(243,346)
Flexible withdrawal option payments	(1,529,069)	(874,438)	(55,870)	(510,333)
Transfers to other contracts	(687,950)	(1,946,569)	(314,205)	(2,892,272)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(6,141,897)	(10,296,917)	(456,028)	(4,939,642)
Total increase (decrease)	(4,674,350)	(2,567,132)	226,490	1,923,619
Net assets as of December 31, 2025	$34,586,322	$61,843,944	$5,071,802	$45,069,336

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

			TOPS® Aggressive
			Growth ETF	TOPS® Balanced
	T. Rowe Price		Portfolio	ETF Portfolio
	Health Sciences	The Merger	– Investor Class	– Investor Class
	Portfolio – II	Fund VL	Shares	Shares
Net assets as of January 1, 2024	$16,435,029	$326,975	$1,137,876	$3,078,661

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(225,951)	2,389	2,485	41,393
Total realized gains (losses) on investments	2,372,603	414	34,539	48,113
Change in net unrealized appreciation (depreciation) of investments	(1,977,060)	5,399	85,518	110,005
Net gains (losses) on investments	169,592	8,202	122,542	199,511
Net increase (decrease) in net assets resulting from operations	169,592	8,202	122,542	199,511
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	499,788	32,966	157,593	1,099,180
Administration charges	(7,326)	(1,473)	(4,540)	(2,840)
Contingent sales charges	(3,914)	(384)	(39)	(693)
Contract terminations	(2,410,525)	(55,294)	(10,153)	(147,477)
Death benefit payments	(138,090)	(4,101)	—	(53,408)
Flexible withdrawal option payments	(169,870)	(3,156)	(7,000)	(43,632)
Transfers to other contracts	(349,644)	(7,555)	(15,409)	(19,455)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,579,581)	(38,997)	120,452	831,675
Total increase (decrease)	(2,409,989)	(30,795)	242,994	1,031,186
Net assets as of December 31, 2024	14,025,040	296,180	1,380,870	4,109,847

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(181,070)	8,491	(74)	45,726
Total realized gains (losses) on investments	865,777	8,357	231,392	79,304
Change in net unrealized appreciation (depreciation) of investments	1,207,953	3,556	(44,814)	331,153
Net gains (losses) on investments	1,892,660	20,404	186,504	456,183
Net increase (decrease) in net assets resulting from operations	1,892,660	20,404	186,504	456,183
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	459,448	14,965	187,715	749,515
Administration charges	(4,546)	(892)	(3,160)	(3,809)
Contingent sales charges	(2,950)	(203)	(1,717)	(3,346)
Contract terminations	(2,043,294)	(51,711)	(331,207)	(654,458)
Death benefit payments	(85,120)	—	—	(54,131)
Flexible withdrawal option payments	(160,133)	(2,902)	(9,411)	(69,056)
Transfers to other contracts	(798,239)	(24,239)	(306,489)	(95,103)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(2,634,834)	(64,982)	(464,269)	(130,388)
Total increase (decrease)	(742,174)	(44,578)	(277,765)	325,795
Net assets as of December 31, 2025	$13,282,866	$251,602	$1,103,105	$4,435,642

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	TOPS®		TOPS® Moderate
	Conservative ETF	TOPS® Growth	Growth ETF	U.S. LargeCap
	Portfolio	ETF Portfolio	Portfolio	S&P 500 Index
	– Investor Class	– Investor Class	– Investor Class	Buffer April
	Shares	Shares	Shares	Account – Class 2
Net assets as of January 1, 2024	$1,488,927	$1,656,115	$965,169	$21,590,291

Increase (decrease) in net assets
Operations:
Net investment income (loss)	20,088	5,673	6,496	(325,112)
Total realized gains (losses) on investments	11,867	55,171	26,687	8,608,936
Change in net unrealized appreciation (depreciation) of investments	47,153	107,298	40,031	(128,514)
Net gains (losses) on investments	79,108	168,142	73,214	8,155,310
Net increase (decrease) in net assets resulting from operations	79,108	168,142	73,214	8,155,310
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	375,882	310,330	155,103	93,503,946
Administration charges	(788)	(5,515)	(2,875)	(248,841)
Contingent sales charges	(947)	(1,231)	(215)	(10,597)
Contract terminations	(139,339)	(177,175)	(30,892)	(1,852,820)
Death benefit payments	(77,948)	—	—	(410,119)
Flexible withdrawal option payments	(5,091)	(30,563)	(14,766)	(129,213)
Transfers to other contracts	(235,243)	(25,276)	(1,141)	(82,651,232)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(83,474)	70,570	105,214	8,201,124
Total increase (decrease)	(4,366)	238,712	178,428	16,356,434
Net assets as of December 31, 2024	1,484,561	1,894,827	1,143,597	37,946,725

Increase (decrease) in net assets
Operations:
Net investment income (loss)	21,372	3,058	7,334	(373,153)
Total realized gains (losses) on investments	8,849	68,361	43,641	1,437,385
Change in net unrealized appreciation (depreciation) of investments	102,577	198,003	101,810	3,340,006
Net gains (losses) on investments	132,798	269,422	152,785	4,404,238
Net increase (decrease) in net assets resulting from operations	132,798	269,422	152,785	4,404,238
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	310,755	292,741	137,794	9,010,925
Administration charges	(401)	(5,001)	(2,626)	(178,031)
Contingent sales charges	(94)	(1,612)	(103)	(10,283)
Contract terminations	(18,054)	(309,595)	(19,687)	(2,162,369)
Death benefit payments	(28,279)	—	—	—
Flexible withdrawal option payments	(13,858)	(12,450)	(16,515)	(135,707)
Transfers to other contracts	(230,739)	(98,561)	(84,145)	(15,056,391)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	19,330	(134,478)	14,718	(8,531,856)
Total increase (decrease)	152,128	134,944	167,503	(4,127,618)
Net assets as of December 31, 2025	$1,636,689	$2,029,771	$1,311,100	$33,819,107

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	U.S. LargeCap	U.S. LargeCap	U.S. LargeCap
	S&P 500 Index	S&P 500 Index	S&P 500 Index	VanEck VIP Trust
	Buffer January	Buffer July	Buffer October	Global Gold Fund
	Account – Class 2	Account – Class 2	Account – Class 2	– Class S Shares
Net assets as of January 1, 2024	$58,340,205	$54,228,982	$18,807,766	$482,821

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(296,406)	(491,766)	(356,483)	23,178
Total realized gains (losses) on investments	4,858,133	7,876,054	4,266,284	84,241
Change in net unrealized appreciation (depreciation) of investments	2,529,954	572,394	809,296	(90,620)
Net gains (losses) on investments	7,091,681	7,956,682	4,719,097	16,799
Net increase (decrease) in net assets resulting from operations	7,091,681	7,956,682	4,719,097	16,799
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	80,295,596	79,144,796	83,490,381	1,156,176
Administration charges	(153,112)	(287,139)	(178,673)	(870)
Contingent sales charges	(4,596)	(3,952)	(9,619)	(170)
Contract terminations	(639,070)	(1,532,932)	(2,094,501)	(92,428)
Death benefit payments	(108,283)	—	(80,307)	—
Flexible withdrawal option payments	(140,426)	(184,532)	(94,457)	(2,491)
Transfers to other contracts	(76,372,874)	(100,425,414)	(44,721,389)	(232,848)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	2,877,235	(23,289,173)	36,311,435	827,369
Total increase (decrease)	9,968,916	(15,332,491)	41,030,532	844,168
Net assets as of December 31, 2024	68,309,121	38,896,491	59,838,298	1,326,989

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(340,439)	(404,831)	(511,509)	15,084
Total realized gains (losses) on investments	9,326,595	10,006,151	7,216,985	339,134
Change in net unrealized appreciation (depreciation) of investments	(4,136,868)	(1,145,604)	(88,590)	2,302,565
Net gains (losses) on investments	4,849,288	8,455,716	6,616,886	2,656,783
Net increase (decrease) in net assets resulting from operations	4,849,288	8,455,716	6,616,886	2,656,783
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	49,496,182	75,632,821	89,641,877	1,439,025
Administration charges	(165,414)	(253,227)	(268,902)	(2,167)
Contingent sales charges	(7,855)	(13,766)	(15,184)	(402)
Contract terminations	(1,928,542)	(3,095,052)	(3,236,121)	(89,855)
Death benefit payments	(268,495)	—	(372,856)	—
Flexible withdrawal option payments	(202,941)	(292,557)	(259,586)	(40,637)
Transfers to other contracts	(58,802,774)	(74,155,088)	(64,818,937)	(632,405)
Annuity payments	—	—	—	—
Increase (decrease) in net assets from policy related transactions	(11,879,839)	(2,176,869)	20,670,291	673,559
Total increase (decrease)	(7,030,551)	6,278,847	27,287,177	3,330,342
Net assets as of December 31, 2025	$61,278,570	$45,175,338	$87,125,475	$4,657,331

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

VanEck VIP Trust
Global Resources
Fund – Class S
Shares
Net assets as of January 1, 2024	$3,964,944

Increase (decrease) in net assets
Operations:
Net investment income (loss)	41,967
Total realized gains (losses) on investments	263,203
Change in net unrealized appreciation (depreciation) of investments	(433,555)
Net gains (losses) on investments	(128,385)
Net increase (decrease) in net assets resulting from operations	(128,385)
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	325,141
Administration charges	(2,881)
Contingent sales charges	(813)
Contract terminations	(560,051)
Death benefit payments	(141,038)
Flexible withdrawal option payments	(28,501)
Transfers to other contracts	(155,086)
Annuity payments	—
Increase (decrease) in net assets from policy related transactions	(563,229)
Total increase (decrease)	(691,614)
Net assets as of December 31, 2024	3,273,330

Increase (decrease) in net assets
Operations:
Net investment income (loss)	43,620
Total realized gains (losses) on investments	165,852
Change in net unrealized appreciation (depreciation) of investments	874,899
Net gains (losses) on investments	1,084,371
Net increase (decrease) in net assets resulting from operations	1,084,371
Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	392,111
Administration charges	(2,716)
Contingent sales charges	(563)
Contract terminations	(302,369)
Death benefit payments	(9,658)
Flexible withdrawal option payments	(32,247)
Transfers to other contracts	(283,204)
Annuity payments	—
Increase (decrease) in net assets from policy related transactions	(238,646)
Total increase (decrease)	845,725
Net assets as of December 31, 2025	$4,119,055

See accompanying notes.

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

1.	Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Co Separate Account B (“Separate Account B”) is a segregated investment account of Principal Life Insurance Company (“Principal Life”) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division (i.e., subaccount) of Separate Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2025, contractholder investment options included the following diversified open–end management investment companies:

Principal Variable Contracts Funds, Inc. – Class 1: (1)

Core Plus Bond Account

Diversified Balanced Account

Diversified International Account

Equity Income Account

Global Emerging Markets Account

Government & High Quality Bond Account

LargeCap Growth Account I

LargeCap S&P 500 Index Account

MidCap Account

Principal Capital Appreciation Account

Principal LifeTime 2020 Account

Principal LifeTime 2030 Account

Principal LifeTime 2040 Account

Principal LifeTime 2050 Account

Principal LifeTime Strategic Income Account

Real Estate Securities Account

Short-Term Income Account

SmallCap Account

Strategic Asset Management (''SAM''):

Balanced Portfolio

Conservative Balanced Portfolio

Conservative Growth Portfolio

Flexible Income Portfolio

Strategic Growth Portfolio

Principal Variable Contracts Funds, Inc. – Class 2: (1)

Blue Chip Account

Diversified Balanced Account

Diversified Balanced Adaptive Allocation Account

Diversified Balanced Strategic Allocation Account

Diversified Growth Account

Diversified Growth Adaptive Allocation Account

Diversified Growth Strategic Allocation Account

Diversified Income Account

Equity Income Account

LargeCap S&P 500 Index Account

MidCap Account

Principal Capital Appreciation Account

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

Real Estate Securities Account

SAM:

Balanced Portfolio

Conservative Balanced Portfolio

Conservative Growth Portfolio

Flexible Income Portfolio

Strategic Growth Portfolio

SmallCap Account

U.S. LargeCap S&P 500 Index Buffer April Account

U.S. LargeCap S&P 500 Index Buffer January Account

U.S. LargeCap S&P 500 Index Buffer July Account

U.S. LargeCap S&P 500 Index Buffer October Account

AllianceBernstein VPS:

Discovery Value Portfolio – Class A

Small Cap Growth Portfolio – Class A

ALPS Global Opportunity Portfolio – Class III

American Funds Insurance Series:

American High-Income Trust – Class 2 Shares

Asset Allocation Fund – Class 2 Shares

Asset Allocation Fund – Class 4 Shares

Global Small Capitalization Fund – Class 2 Shares

Global Small Capitalization Fund – Class 4 Shares

Growth-Income Fund – Class 2 Shares

Growth-Income Fund – Class 4 Shares

Managed Risk Asset Allocation Fund – Class P2 Shares

Managed Risk Growth Fund – Class P2 Shares

Managed Risk International Fund – Class P2 Shares

New World Fund – Class 2 Shares

New World Fund – Class 4 Shares

Washington Mutual Investors Fund – Class 2 Shares

Washington Mutual Investors Fund – Class 4 Shares

BlackRock:

60/40 Target Allocation ETF V.I. Fund – Class III

Advantage SMID Cap V.I. Fund – Class III

Global Allocation V.I. Fund – Class III

BNY Mellon IP:

MidCap Stock Portfolio – Service Shares

Technology Growth Portfolio – Service Shares

ClearBridge Variable Small Cap Growth Portfolio – Class II Shares

Columbia VP:

Limited Duration Credit Fund – Class 2

Small Cap Value Fund – Class 2

CVT:

EAFE International Index Portfolio – Class F

Investment Grade Bond Index Portfolio – Class F

Nasdaq 100 Index Portfolio – Class F

Russell 2000 Small Cap Index Portfolio – Class F

S&P MidCap 400 Index Portfolio – Class F

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

DWS:

Alternative Asset Allocation VIP – Class B

Small Mid Cap Value VIP – Class B

EQ Advisors Trust:

1290 VT Convertible Securities Portfolio – Class IB

1290 VT GAMCO Small Company Value Portfolio – Class IB

1290 VT Micro Cap Portfolio – Class IB

1290 VT SmartBeta Equity ESG Portfolio – Class IB

1290 VT Socially Responsible Portfolio – Class IB

Fidelity VIP:

Contrafund® Portfolio – Service Class

Contrafund® Portfolio – Service Class 2

Energy Portfolio – Service Class 2

Equity-Income Portfolio – Service Class 2

Freedom 2020 Portfolio – Service Class 2

Freedom 2030 Portfolio – Service Class 2

Freedom 2040 Portfolio – Service Class 2

Freedom 2050 Portfolio – Service Class 2

Government Money Market Portfolio – Initial Class

Government Money Market Portfolio – Service Class 2

Growth Portfolio – Service Class

Growth Portfolio – Service Class 2

Health Care Portfolio – Service Class 2

Mid Cap Portfolio – Service Class

Mid Cap Portfolio – Service Class 2

Overseas Portfolio – Service Class 2

Franklin Templeton VIP Trust:

Franklin Global Real Estate VIP Fund – Class 2

Franklin Income VIP Fund – Class 4

Franklin Rising Dividends VIP Fund – Class 4

Franklin Small Cap Value VIP Fund – Class 2

Franklin U.S. Government Securities VIP Fund – Class 2

Templeton Global Bond VIP Fund – Class 4

Templeton Growth VIP Fund – Class 2

Goldman Sachs VIT:

Mid Cap Value Fund – Institutional Shares

Mid Cap Value Fund – Service Shares

Small Cap Equity Insights Fund – Institutional Shares

Small Cap Equity Insights Fund – Service Shares

Guggenheim Investments VIF:

Global Managed Futures Strategy Fund

Multi-Hedge Strategies Fund

Series F (Guggenheim Floating Rate Strategies Series)

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

Invesco V.I.:

American Franchise Fund – Series I Shares

American Value Fund – Series I Shares

Balanced-Risk Allocation Fund – Series II Shares

Core Equity Fund – Series I Shares

Discovery Mid Cap Growth Fund – Series I Shares

EQV International Equity Fund – Series I Shares

EQV International Equity Fund – Series II Shares

Health Care Fund – Series I Shares

Health Care Fund – Series II Shares

Main Street Small Cap Fund – Series II Shares

Small Cap Equity Fund – Series I Shares

Technology Fund – Series I Shares

Janus Henderson Global Sustainable Equity Portfolio – Service Shares

Janus Henderson Series:

Balanced Portfolio – Service Shares

Enterprise Portfolio – Service Shares

Flexible Bond Portfolio – Service Shares

Global Technology and Innovation Portfolio – Service Shares

LVIP American Century:

Capital Appreciation Fund – Standard Class II

Disciplined Core Value Fund – Standard Class II

Inflation Protection Fund – Service Class

Mid Cap Value Fund – Service Class

Ultra Fund – Service Class

Ultra Fund – Standard Class II

Value Fund – Service Class

Macquarie VIP Small Cap Value Series – Service Class

MFS®:

International Intrinsic Value Portfolio – Service Class

New Discovery Series – Service Class

Utilities Series – Service Class

Value Series – Service Class

Neuberger Berman AMT:

Mid Cap Growth Portfolio – S Class Shares

Quality Equity Portfolio – I Class Shares

Quality Equity Portfolio – S Class Shares

PIMCO VIT:

All Asset Portfolio – Administrative Class

All Asset Portfolio – Advisor Class

CommodityRealReturn® Strategy Portfolio – M Class

Emerging Markets Bond Portfolio – Administrative Class

High Yield Portfolio – Administrative Class

Low Duration Portfolio – Advisor Class

Total Return Portfolio – Administrative Class

Rydex VI:

Basic Materials Fund

Commodities Strategy Fund

NASDAQ 100 Fund

T. Rowe Price:

Blue Chip Growth Portfolio – II

Health Sciences Portfolio – II

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

The Merger Fund VL

TOPS®:

Aggressive Growth ETF Portfolio – Investor Class Shares

Balanced ETF Portfolio – Investor Class Shares

Conservative ETF Portfolio – Investor Class Shares

Growth ETF Portfolio – Investor Class Shares

Moderate Growth ETF Portfolio – Investor Class Shares

VanEck VIP Trust:

Global Gold Fund – Class S Shares

Global Resources Fund – Class S Shares

(1)	Organized by Principal Life.

During 2025, the following divisions were liquidated and subsequently reinvested:

Funds have been liquidated at the direction of the respective fund manager with assets transferred to a designated replacement fund or to a comparable fund, as applicable.

			Transferred
Date	Liquidated Division	Reinvested Division	Assets
April 05, 2025	Goldman Sachs VIT – Multi-Strategy Alternatives Portfolio – Service Shares	Fidelity VIP Government Money Market Portfolio – Service Class 2	$687,383
May 02, 2025	Blue Chip Account – Class 3	Blue Chip Acount – Class 2	20,407,768

The assets of Separate Account B are owned by Principal Life. The assets of Separate Account B support the following variable annuity contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life:

Bankers Flexible Annuity;

Pension Builder Plus;

Personal Variable Annuity Contract;

Premier Variable Annuity Contract;

Principal® Freedom Variable Annuity;

Principal® Freedom Variable Annuity 2;

Principal® Investment Plus Variable Annuity;

Principal® Investment Plus Variable Annuity with Premium Payment Credit Rider;

Principal® Lifetime Income Solutions Variable Annuity;

Principal® Lifetime Income Solutions II Variable Annuity;

Principal® Pivot Series Variable Annuity;

Principal® Pivot Series Variable Annuity with Liquidity Max Rider;

Principal® Pivot Series Variable Annuity v2;

Principal® Pivot Series Variable Annuity v3;

Principal® Variable Annuity (Flexible Variable Annuity) and

Principal® Variable Annuity (Flexible Variable Annuity with Purchase Payment Credit).

Principal Life no longer accepts contributions for Bankers Flexible Annuity contracts or Pension Builder Plus contracts. Contractholders have the option of withdrawing their funds or transferring to another contract at any time. Personal Variable contracts and Premier Variable contracts are no longer sold, but contributions are still accepted from existing customers.

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of Separate Account B in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Investments

Investments are stated at the closing net asset value (“NAV”) per share on December 31, 2025. Realized capital gains (losses) on sale of investments are determined on the basis of specific identification under the first-in, first-out method. Investment transactions are accounted for on a trade date basis. Dividends and realized gains (losses) on investments are recognized on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the funds on the payable date.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

●	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

●	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

●	Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability.

All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published. Therefore, the investments fall into Level 1 of the fair value hierarchy.

Recent Accounting Pronouncements

As of December 31, 2024, the Separate Account adopted the Improvements to Reportable Segment standard. Adoption of the new standard impacted financial statement disclosures only and did not affect the Separate Account’s statement of assets and liabilities, statement of operations or statement of changes in net assets. The intent of this authoritative guidance is to enhance disclosures about a public entity’s reportable segments and addresses requests from investors for additional, more detailed information about a reportable segment’s expenses.

Segment Information

An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is responsible for deciding which divisions are made available to policyholders and the ongoing assessment of those divisions.

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

The Variable Annuity Registered Separate Accounts Governance Committee acts as the Separate Account’s CODM assessing performance and making decisions about variable annuity products. Each division represents a single operating segment, as the CODM monitors the operating results of the division and as a whole, the division’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the division’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as total net assets and significant segment expenses are listed on the accompanying Statement of Operations.

2.	Expenses and Related Party Transactions

Principal Life is compensated for the following expenses:

Bankers Flexible Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant’s account is deducted as compensation for administrative expenses. This charge is collected by redeeming units of the separate account.

Pension Builder Plus and Pension Builder Plus-Rollover IRA – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.50% (1.00% for a Rollover IRA) of the asset value of each contract. A contingent sales charge of up to 7.00% may be deducted from withdrawals made during the first ten years of a contract, except for withdrawals related to death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon the number of participants under the retirement plan and their participant investment account values.

Personal Variable Annuity Contract – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.64% of the asset value of each contract. The contract provides for recordkeeping and other services and allows the contractholders, in their sole discretion, a customized plan-level service package and charges. An annual administration charge of $34 (increases to $37 if the benefit plan reports are distributed directly to the homes of plan participants) for each participant’s account plus 0.35% of the annual average balance of investment account values that correlate to a plan participant will be deducted on a quarterly basis.

Premier Variable Annuity Contact – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.42% of the asset value of each contract. The contract provides for recordkeeping and other services and allows the contractholders, in their sole discretion, a customized plan-level service package and charges. The amount varies by Plan document and contract account balance.

Principal® Freedom Variable Annuity – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent to a current annual rate 0.85% of the asset value of the contract. Principal Life reserves the right to increase this charge, not to exceed 1.25%. Principal Life reserves the right to charge an additional administrative fee of 0.15% of the asset value of each division. This charge is not currently assessed. A surrender charge up to 6.00% may be deducted from the withdrawals made within the first 7 years of a contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness, or Waiver of Fixed Account Surrender Charge Rider. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed.

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

Principal® Freedom Variable Annuity 2 – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent to a current annual rate 0.95% of the asset value of the contract. Principal Life reserves the right to increase this charge, not to exceed 1.25%. Principal Life reserves the right to charge an additional administrative fee of 0.15% of the asset value of each division. This charge is not currently assessed. A surrender charge up to 3.00% may be deducted from the withdrawals made within the first 4 years of a contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness, or Waiver of Fixed Account Surrender Charge Rider. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed.

Principal® Investment Plus Variable Annuity –Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent to a current annual rate 1.25% of the asset value of the contract. Principal Life charges a daily Separate Account administrative fee of 0.15% of the asset value of each division and is deducted from the daily unit value. Annually, contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if the accumulated value is $30,000 or more. A surrender charge up to 6.00% may be deducted from the withdrawals made within the first 7 years of a contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness, or Waiver of Fixed Account Surrender Charge Rider. The product also contains optional Benefit Riders which if elected have additional annual charges. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed. If the Premium Payment Credit Rider is elected, Principal Life charges 0.60% of the average daily net assets of the Separate Account divisions. This rider charge is assessed until completion of the 8th contract year. With the Premium Payment Credit Rider, a surrender charge up to 8% may be deducted from withdrawals made within the first 9 years of the contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness, or Waiver of Fixed Account Surrender Charge Rider.

Principal® Lifetime Income Solutions Variable Annuity – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent to a current annual rate 1.25% of the asset value of the contract. Principal Life charges a daily Separate Account administrative fee of 0.15% of the asset value of each division and is deducted from the daily unit value. Annually, contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if the accumulated value is $30,000 or more. A surrender charge up to 6.00% may be deducted from the withdrawals made within the first 7 years of a contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed.

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

Principal® Lifetime Income Solutions II Variable Annuity – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent to a current annual rate 1.25% of the asset value of the contract. Principal Life reserves the right to increase this charge, not to exceed 3.00%. Principal Life charges a daily Separate Account administrative fee of 0.15% of the asset value of each division and is deducted from the daily unit value. Principal Life reserves the right to increase this charge, not to exceed 0.50%. Annually, contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if the accumulated value is $30,000 or more. A surrender charge up to 6.00% may be deducted from the withdrawals made within the first 7 years of a contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed.

Principal® Pivot Series Variable Annuity – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent up to an annual rate 1.00% of the asset value of the contract. Principal Life reserves the right to increase this charge, not to exceed 1.15%. Principal Life charges a daily Separate Account administrative fee of 0.15% of the asset value of each division and is deducted from the daily unit value. Principal Life reserves the right to increase this charge, not to exceed 0.30%. Annually, contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if the accumulated value is $30,000 or more. A surrender charge up to 6.00% may be deducted from the withdrawals made within the first 7 years of a contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed..

Principal® Pivot Series Variable Annuity v2 – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent up to an annual rate 0.85% of the asset value of the contract. Principal Life reserves the right to increase this charge, not to exceed 1.15%. Principal Life charges a daily Separate Account administrative fee of 0.15% of the asset value of each division and is deducted from the daily unit value. Principal Life reserves the right to increase this charge, not to exceed 0.30%. Annually, contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if the accumulated value is $30,000 or more. A surrender charge up to 6.00% may be deducted from the withdrawals made within the first 5 years of a contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed.

Principal® Pivot Series Variable Annuity v3 – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent up to an annual rate 0.60% of the asset value of the contract. Principal Life charges a daily Separate Account administrative fee of 0.15% of the asset value of each division and is deducted from the daily unit value. Annually, contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if the accumulated value is $30,000 or more. A surrender charge except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed.

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

Principal® Variable Annuity (Flexible Variable Annuity) – Mortality and Expense risks assumed by Principal Life are compensated with a daily charge resulting in a reduction of the unit value equivalent up to an annual rate 1.25% of the asset value of the contract. Principal Life charges a daily Separate Account administrative fee of 0.05% of the asset value of each division and is deducted from the daily unit value. Annually, contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if the accumulated value is $30,000 or more. A surrender charge up to 6.00% may be deducted from the withdrawals made within the first 7 years of a contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness. Principal reserves the right to deduct an amount up to 3.5% to cover premium taxes from a premium payment or from the accumulated value at total or partial surrender; not currently assessed. If the Purchase Payment Credit Rider is elected, Principal Life charges 0.60% of the average daily net assets of the Separate Account divisions. This rider charge is assessed until completion of the 8th contract year. With the Purchase Payment Credit Rider, a surrender charge up to 8% may be deducted from withdrawals made within the first 9 years of the contract except for withdrawals related to death, annuitization, Section 401(a)(9) distributions, permanent disability, confinement in a health facility, terminal illness, or Waiver of Fixed Account Surrender Charge Rider.

During the year ended December 31, 2025, investment advisory and management fees were paid indirectly to Principal Global Investors, LLC. (“Manager”) (wholly owned by Principal Financial Services, Inc.) in its capacity as advisor to Principal Variable Contracts Funds, Inc. computed at an annual percentage rate of each of the Account’s average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Accounts, some of which are affiliates of the Manager. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion. The Principal LifeTime Accounts do not pay investment advisory and management fees.

The annual rates used in this calculation for each of the other divisions are shown in the following tables:

	Net Assets of Account
	(in millions)
	First $100	Next $100	Next $100	Next $100	Thereafter
Core Plus Bond Account	0.50%	0.45%	0.40%	0.35%	0.30%
Government & High Quality Bond Account	0.48	0.47	0.46	0.45	0.44
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
Real Estate Securities Account	0.79	0.77	0.73	0.70	0.68
SmallCap Account	0.85	0.80	0.75	0.70	0.65

	Net Assets of Account
	(in millions)
	First $100	Next $100	Next $100	Next $100	Next $300	Next $300	Thereafter
Equity Income Account	0.60%	0.55%	0.50%	0.45%	0.40%	0.39%	0.38%
MidCap Account	0.65	0.60	0.55	0.50	0.45	0.44	0.43

	Net Assets of Account
	(in millions)
	First $250	Next $250	Next $250	Next $250	Thereafter
Diversified International Account	0.81%	0.78%	0.75%	0.70%	0.65%
Global Emerging Markets Account	1.00	0.98	0.96	0.95	0.90

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	Net Assets of Account
	(in millions)
	First $500	Over $500
Blue Chip Account	0.60%	0.55%
Principal Capital Appreciation Account	0.625	0.500
Short-Term Income Account	0.40	0.39

	Net Assets of Account
	(in billions)
	First $3	Over $3
Diversified Growth Account	0.05%	0.04%
LargeCap S&P 500 Index Account	0.19	0.15

All Net Assets
Diversified Balanced Account	0.05%
Diversified Balanced Adaptive Allocation Account	0.12
Diversified Balanced Strategic Allocation Account	0.05
Diversified Growth Adaptive Allocation Account	0.12
Diversified Growth Strategic Allocation Account	0.05
Diversified Income Account	0.05
U.S. LargeCap Buffer January Account	0.69
U.S. LargeCap Buffer April Account	0.69
U.S. LargeCap Buffer July Account	0.69
U.S. LargeCap Buffer October Account	0.69

The Manager has contractually agreed to waive certain Accounts’ investment advisory and management fees. The expense waiver will reduce the Account’s investment advisory and management fees. The waivers are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The waivers were as follows:

	From January 1, 2025 through December 31, 2025
	All Classes	Expiration
LargeCap Growth Account I	0.016%	April 30, 2026

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to account investments, acquired account fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The expenses borne by the Manager are subject to reimbursement by the Accounts through the fiscal year end, provided no reimbursement will be made if it would result in the Accounts exceeding the total operating expense limits. Any amounts outstanding at the end of the year are shown as an expense reimbursement from Manager or expense reimbursement to Manager on the statements of assets and liabilities. The operating expense limits were as follows:

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	From January 1, 2025 through December 31, 2025
	Class 1	Class 2	Expiration
Blue Chip Account	N/A	0.90%	April 30, 2026
Diversified Balanced Strategic Allocation Account	N/A	0.31	April 30, 2026
LargeCap Growth Account I	0.69%	N/A	April 30, 2025
U.S. LargeCap S&P 500 Index Buffer January Account	N/A	0.95	April 30, 2026
U.S. LargeCap S&P 500 Index Buffer April Account	N/A	0.95	April 30, 2026
U.S. LargeCap S&P 500 Index Buffer July Account	N/A	0.95	April 30, 2026
U.S. LargeCap S&P 500 Index Buffer October Account	N/A	0.95	April 30, 2026

3.	Federal Income Taxes

The operations of Separate Account B are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of Separate Account B.

4.	Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the year ended December 31, 2025:

Division	Purchases	Sales
AllianceBernstein VPS Discovery Value Portfolio – Class A	$285,680	$661,598
AllianceBernstein VPS Small Cap Growth Portfolio – Class A	$88,506	$526,870
ALPS Global Opportunity Portfolio – Class III	$113,590	$192,654
American Funds Insurance Series – American High-Income Trust – Class 2 Shares	$146,715	$271,547
American Funds Insurance Series – Asset Allocation Fund – Class 2 Shares	$581,598	$748,548
American Funds Insurance Series – Asset Allocation Fund – Class 4 Shares	$8,858,787	$2,442,548
American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	$63,080	$231,751
American Funds Insurance Series – Global Small Capitalization Fund – Class 4 Shares	$496,180	$837,249
American Funds Insurance Series – Growth-Income Fund – Class 2 Shares	$106,116	$11,381
American Funds Insurance Series – Growth-Income Fund – Class 4 Shares	$1,167,949	$67,557
American Funds Insurance Series – Managed Risk Asset Allocation Fund – Class P2 Shares	$2,086,099	$3,015,695
American Funds Insurance Series – Managed Risk Growth Fund – Class P2 Shares	$1,344,575	$1,276,121
American Funds Insurance Series – Managed Risk International Fund – Class P2 Shares	$69,963	$45,617
American Funds Insurance Series – New World Fund – Class 2 Shares	$155,134	$441,832
American Funds Insurance Series – New World Fund – Class 4 Shares	$1,168,223	$1,788,347
American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares	$916,239	$1,320,699
American Funds Insurance Series – Washington Mutual Investors Fund – Class 4 Shares	$2,933,020	$2,579,112
BlackRock 60/40 Target Allocation ETF V.I. Fund – Class III	$5,460,098	$2,777,797
BlackRock Advantage SMID Cap V.I. Fund – Class III	$500,555	$604,236
BlackRock Global Allocation V.I. Fund – Class III	$647,198	$550,630
Blue Chip Account – Class 2	$22,000,587	$1,997,670
BNY Mellon IP MidCap Stock Portfolio – Service Shares	$187,188	$105,654
BNY Mellon IP Technology Growth Portfolio – Service Shares	$3,955,394	$1,946,040
ClearBridge Variable Small Cap Growth Portfolio – Class II Shares	$584,758	$781,634
Columbia VP – Limited Duration Credit Fund – Class 2	$1,930,413	$1,398,487
Columbia VP – Small Cap Value Fund – Class 2	$1,371,987	$901,765
Core Plus Bond Account – Class 1	$6,979,201	$16,825,289

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

Division	Purchases	Sales
CVT EAFE International Index Portfolio – Class F	$585,491	$1,596,050
CVT Investment Grade Bond Index Portfolio – Class F	$1,577,344	$806,805
CVT Nasdaq 100 Index Portfolio – Class F	$1,938,622	$1,329,366
CVT Russell 2000 Small Cap Index Portfolio – Class F	$1,336,404	$1,791,026
CVT S&P MidCap 400 Index Portfolio – Class F	$1,654,615	$2,649,743
Diversified Balanced Account – Class 1	$2,705,567	$3,002,374
Diversified Balanced Account – Class 2	$81,869,919	$188,258,634
Diversified Balanced Adaptive Allocation Account – Class 2	$28,170,575	$40,402,572
Diversified Balanced Strategic Allocation Account – Class 2	$13,341,912	$38,793,622
Diversified Growth Account – Class 2	$416,303,320	$835,975,365
Diversified Growth Adaptive Allocation Account – Class 2	$212,475,322	$278,040,999
Diversified Growth Strategic Allocation Account – Class 2	$32,113,050	$80,918,085
Diversified Income Account – Class 2	$38,174,710	$76,352,611
Diversified International Account – Class 1	$7,207,776	$16,309,977
DWS Alternative Asset Allocation VIP – Class B	$10,603	$130,703
DWS Small Mid Cap Value VIP – Class B	$225,546	$243,912
EQ Advisors Trust 1290 VT Convertible Securities Portfolio – Class IB	$58,491	$240,893
EQ Advisors Trust 1290 VT GAMCO Small Company Value Portfolio – Class IB	$258,456	$124,242
EQ Advisors Trust 1290 VT Micro Cap Portfolio – Class IB	$145,506	$194,716
EQ Advisors Trust 1290 VT SmartBeta Equity ESG Portfolio – Class IB	$113,681	$50,459
EQ Advisors Trust 1290 VT Socially Responsible Portfolio – Class IB	$177,953	$285,563
Equity Income Account – Class 1	$18,123,431	$33,869,672
Equity Income Account – Class 2	$3,924,109	$2,804,655
Fidelity VIP Contrafund® Portfolio – Service Class	$6,005,861	$6,774,621
Fidelity VIP Contrafund® Portfolio – Service Class 2	$15,284,983	$12,912,650
Fidelity VIP Energy Portfolio – Service Class 2	$548,329	$604,546
Fidelity VIP Equity-Income Portfolio – Service Class 2	$1,993,665	$3,495,759
Fidelity VIP Freedom 2020 Portfolio – Service Class 2	$505,504	$1,351,375
Fidelity VIP Freedom 2030 Portfolio – Service Class 2	$732,615	$728,312
Fidelity VIP Freedom 2040 Portfolio – Service Class 2	$1,113,024	$771,148
Fidelity VIP Freedom 2050 Portfolio – Service Class 2	$922,456	$224,390
Fidelity VIP Government Money Market Portfolio – Initial Class	$13,374,217	$14,846,405
Fidelity VIP Government Money Market Portfolio – Service Class 2	$39,966,582	$45,814,283
Fidelity VIP Growth Portfolio – Service Class	$2,506,285	$3,463,520
Fidelity VIP Growth Portfolio – Service Class 2	$1,735,523	$2,825,576
Fidelity VIP Health Care Portfolio – Service Class 2	$339,371	$434,768
Fidelity VIP Mid Cap Portfolio – Service Class	$18,715	$1,491
Fidelity VIP Mid Cap Portfolio – Service Class 2	$4,424,775	$4,760,381
Fidelity VIP Overseas Portfolio – Service Class 2	$3,946,548	$5,844,003
Franklin Templeton VIP Trust – Franklin Global Real Estate VIP Fund – Class 2	$107,090	$320,895
Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 4	$1,181,517	$1,326,891
Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 4	$2,008,614	$1,364,729
Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	$405,824	$709,957
Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	$505,088	$278,675
Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 4	$231,619	$361,610
Franklin Templeton VIP Trust – Templeton Growth VIP Fund – Class 2	$110,215	$83,997
Global Emerging Markets Account – Class 1	$1,459,166	$6,723,025
Goldman Sachs VIT – Mid Cap Value Fund – Institutional Shares	$1,095,547	$1,887,686
Goldman Sachs VIT – Mid Cap Value Fund – Service Shares	$453,955	$565,919
Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares	$457,565	$753,737

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

Division	Purchases	Sales
Goldman Sachs VIT – Small Cap Equity Insights Fund – Service Shares	$263,221	$270,686
Government & High Quality Bond Account – Class 1	$4,888,696	$11,047,517
Guggenheim Investments VIF Global Managed Futures Strategy Fund	$16,151	$112,014
Guggenheim Investments VIF Multi-Hedge Strategies Fund	$60,786	$67,488
Guggenheim Investments VIF – Series F (Guggenheim Floating Rate Strategies Series)	$1,323,870	$1,386,291
Invesco V.I. American Franchise Fund – Series I Shares	$465,985	$1,388,321
Invesco V.I. American Value Fund – Series I Shares	$626,514	$648,357
Invesco V.I. Balanced-Risk Allocation Fund – Series II Shares	$378,378	$633,336
Invesco V.I. Core Equity Fund – Series I Shares	$1,037,395	$2,170,171
Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares	$94,519	$98,062
Invesco V.I. EQV International Equity Fund – Series I Shares	$435,646	$1,066,660
Invesco V.I. EQV International Equity Fund – Series II Shares	$485,286	$538,649
Invesco V.I. Health Care Fund – Series I Shares	$430,821	$838,493
Invesco V.I. Health Care Fund – Series II Shares	$545,300	$1,334,915
Invesco V.I. Main Street Small Cap Fund – Series II Shares	$77,657	$141,429
Invesco V.I. Small Cap Equity Fund – Series I Shares	$381,222	$975,045
Invesco V.I. Technology Fund – Series I Shares	$529,596	$647,106
Janus Henderson Global Sustainable Equity Portfolio – Service Shares	$82,975	$28,396
Janus Henderson Series Balanced Portfolio – Service Shares	$1,122,583	$505,181
Janus Henderson Series Enterprise Portfolio – Service Shares	$1,187,190	$1,163,694
Janus Henderson Series Flexible Bond Portfolio – Service Shares	$3,191,415	$2,443,651
Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares	$2,724,804	$2,521,471
LargeCap Growth Account I – Class 1	$26,165,965	$30,171,823
LargeCap S&P 500 Index Account – Class 1	$19,649,910	$22,406,343
LargeCap S&P 500 Index Account – Class 2	$23,118,177	$13,557,628
LVIP American Century Capital Appreciation Fund – Standard Class II	$229,040	$295,475
LVIP American Century Disciplined Core Value Fund – Standard Class II	$321,932	$1,126,795
LVIP American Century Inflation Protection Fund – Service Class	$3,546,754	$6,140,107
LVIP American Century Mid Cap Value Fund – Service Class	$644,691	$1,031,818
LVIP American Century Ultra Fund – Service Class	$2,428,041	$5,233,980
LVIP American Century Ultra Fund – Standard Class II	$555,660	$796,307
LVIP American Century Value Fund – Service Class	$2,505,151	$2,402,020
Macquarie VIP Small Cap Value Series – Service Class	$221,980	$347,461
MFS® International Intrinsic Value Portfolio – Service Class	$1,844,944	$2,878,358
MFS® New Discovery Series – Service Class	$341,587	$1,567,682
MFS® Utilities Series – Service Class	$1,094,389	$2,254,016
MFS® Value Series – Service Class	$367,691	$607,440
MidCap Account – Class 1	$37,428,558	$48,262,844
MidCap Account – Class 2	$7,441,592	$4,303,678
Neuberger Berman AMT Mid Cap Growth Portfolio – S Class Shares	$753,372	$637,466
Neuberger Berman AMT Quality Equity Portfolio – I Class Shares	$247,294	$907,830
Neuberger Berman AMT Quality Equity Portfolio – S Class Shares	$92,950	$49,261
PIMCO VIT All Asset Portfolio – Administrative Class	$210,379	$294,463
PIMCO VIT All Asset Portfolio – Advisor Class	$41,588	$29,222
PIMCO VIT CommodityRealReturn® Strategy Portfolio – M Class	$33,875	$71,348
PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	$499,073	$213,613
PIMCO VIT High Yield Portfolio – Administrative Class	$3,737,344	$4,188,327
PIMCO VIT Low Duration Portfolio – Advisor Class	$2,415,783	$2,020,240
PIMCO VIT Total Return Portfolio – Administrative Class	$4,960,515	$5,809,688
Principal Capital Appreciation Account – Class 1	$7,486,453	$16,048,639

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

Division	Purchases	Sales
Principal Capital Appreciation Account – Class 2	$4,061,871	$3,496,232
Principal LifeTime 2020 Account – Class 1	$3,583,792	$10,183,337
Principal LifeTime 2030 Account – Class 1	$2,791,667	$9,910,927
Principal LifeTime 2040 Account – Class 1	$964,058	$1,662,875
Principal LifeTime 2050 Account – Class 1	$590,784	$781,001
Principal LifeTime Strategic Income Account – Class 1	$719,761	$2,328,371
Real Estate Securities Account – Class 1	$3,296,170	$6,724,608
Real Estate Securities Account – Class 2	$1,628,950	$1,980,509
Rydex VI Basic Materials Fund	$152,185	$207,908
Rydex VI Commodities Strategy Fund	$162,396	$201,172
Rydex VI NASDAQ 100 Fund	$1,092,309	$3,624,187
SAM Balanced Portfolio – Class 1	$27,260,635	$72,278,292
SAM Balanced Portfolio – Class 2	$7,072,592	$9,128,251
SAM Conservative Balanced Portfolio – Class 1	$4,052,702	$12,755,925
SAM Conservative Balanced Portfolio – Class 2	$2,632,952	$2,046,430
SAM Conservative Growth Portfolio – Class 1	$5,406,954	$14,374,755
SAM Conservative Growth Portfolio – Class 2	$3,438,136	$6,850,398
SAM Flexible Income Portfolio – Class 1	$3,553,401	$14,474,635
SAM Flexible Income Portfolio – Class 2	$2,663,811	$5,593,558
SAM Strategic Growth Portfolio – Class 1	$3,315,491	$12,201,527
SAM Strategic Growth Portfolio – Class 2	$5,003,978	$3,366,374
Short-Term Income Account – Class 1	$4,644,701	$9,689,751
SmallCap Account – Class 1	$5,146,854	$12,920,828
SmallCap Account – Class 2	$887,149	$1,115,862
T. Rowe Price Blue Chip Growth Portfolio – II	$7,922,475	$9,271,355
T. Rowe Price Health Sciences Portfolio – II	$950,037	$3,275,352
The Merger Fund VL	$33,497	$82,038
TOPS® Aggressive Growth ETF Portfolio – Investor Class Shares	$211,160	$661,290
TOPS® Balanced ETF Portfolio – Investor Class Shares	$876,478	$912,341
TOPS® Conservative ETF Portfolio – Investor Class Shares	$356,093	$304,861
TOPS® Growth ETF Portfolio – Investor Class Shares	$335,633	$440,717
TOPS® Moderate Growth ETF Portfolio – Investor Class Shares	$173,906	$133,170
U.S. LargeCap S&P 500 Index Buffer April Account – Class 2	$9,751,924	$17,915,934
U.S. LargeCap S&P 500 Index Buffer January Account – Class 2	$56,087,832	$61,831,468
U.S. LargeCap S&P 500 Index Buffer July Account – Class 2	$84,800,137	$78,366,283
U.S. LargeCap S&P 500 Index Buffer October Account – Class 2	$94,315,112	$69,607,168
VanEck VIP Trust Global Gold Fund – Class S Shares	$1,479,114	$790,471
VanEck VIP Trust Global Resources Fund – Class S Shares	$479,309	$674,335

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

5.	Changes in Units Outstanding

Transactions in units were as follows for each of the years ended December 31:

	2025			2024
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)
AllianceBernstein VPS Discovery Value Portfolio – Class A	2,296	29,362	(27,066)	3,166	42,423	(39,257)
AllianceBernstein VPS Small Cap Growth Portfolio – Class A	1,612	8,242	(6,630)	484	11,008	(10,524)
ALPS Global Opportunity Portfolio – Class III	3,118	10,778	(7,660)	7,003	12,451	(5,448)
American Funds Insurance Series – American High-Income Trust – Class 2 Shares	6,036	17,814	(11,778)	21,233	24,823	(3,590)
American Funds Insurance Series – Asset Allocation Fund – Class 2 Shares	16,737	35,318	(18,581)	51,528	53,780	(2,252)
American Funds Insurance Series – Asset Allocation Fund – Class 4 Shares	365,897	126,969	238,928	222,344	246,277	(23,933)
American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	2,608	16,206	(13,598)	7,222	20,563	(13,341)
American Funds Insurance Series – Global Small Capitalization Fund – Class 4 Shares	35,409	63,228	(27,819)	28,790	41,349	(12,559)
American Funds Insurance Series – Growth-Income Fund – Class 2 Shares	8,341	849	7,492	443	—	443
American Funds Insurance Series – Growth-Income Fund – Class 4 Shares	81,754	4,766	76,988	48,597	32	48,565
American Funds Insurance Series – Managed Risk Asset Allocation Fund – Class P2 Shares	88,272	196,970	(108,698)	21,905	30,976	(9,071)
American Funds Insurance Series – Managed Risk Growth Fund – Class P2 Shares	43,743	57,961	(14,218)	35,099	64,477	(29,378)
American Funds Insurance Series – Managed Risk International Fund – Class P2 Shares	6,775	4,469	2,306	14,105	7,899	6,206
American Funds Insurance Series – New World Fund – Class 2 Shares	6,055	27,700	(21,645)	6,856	21,171	(14,315)
American Funds Insurance Series – New World Fund – Class 4 Shares	54,771	119,427	(64,656)	68,316	74,863	(6,547)
American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares	27,823	53,170	(25,347)	31,318	45,655	(14,337)
American Funds Insurance Series – Washington Mutual Investors Fund – Class 4 Shares	72,787	119,527	(46,740)	157,559	128,927	28,632
BlackRock 60/40 Target Allocation ETF V.I. Fund – Class III	270,784	163,027	107,757	309,804	195,634	114,170
BlackRock Advantage SMID Cap V.I. Fund – Class III	7,407	31,487	(24,080)	15,942	14,157	1,785
BlackRock Global Allocation V.I. Fund – Class III	6,204	34,144	(27,940)	5,514	18,232	(12,718)
Blue Chip Account – Class 2	1,752,258	138,751	1,613,507	—	—	—
BNY Mellon IP MidCap Stock Portfolio – Service Shares	5,853	6,215	(362)	3,954	26,287	(22,333)
BNY Mellon IP Technology Growth Portfolio – Service Shares	4,156	22,655	(18,499)	7,362	29,199	(21,837)
ClearBridge Variable Small Cap Growth Portfolio – Class II Shares	16,057	48,622	(32,565)	40,780	37,624	3,156
Columbia VP – Limited Duration Credit Fund – Class 2	131,913	116,475	15,438	208,530	154,968	53,562
Columbia VP – Small Cap Value Fund – Class 2	33,746	51,844	(18,098)	48,309	34,954	13,355
Core Plus Bond Account – Class 1	263,438	1,137,893	(874,455)	519,349	851,409	(332,060)

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	2025			2024
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)
CVT EAFE International Index Portfolio – Class F	33,188	109,608	(76,420)	74,760	58,756	16,004
CVT Investment Grade Bond Index Portfolio – Class F	132,039	72,842	59,197	102,624	67,874	34,750
CVT Nasdaq 100 Index Portfolio – Class F	101,013	76,414	24,599	194,812	75,307	119,505
CVT Russell 2000 Small Cap Index Portfolio – Class F	58,370	116,660	(58,290)	87,292	107,547	(20,255)
CVT S&P MidCap 400 Index Portfolio – Class F	56,105	149,031	(92,926)	46,240	76,609	(30,369)
Diversified Balanced Account – Class 1	25,017	180,628	(155,611)	27,064	191,442	(164,378)
Diversified Balanced Account – Class 2	508,489	7,914,832	(7,406,343)	1,407,714	9,149,435	(7,741,721)
Diversified Balanced Adaptive Allocation Account – Class 2	539,544	2,691,207	(2,151,663)	971,466	2,674,404	(1,702,938)
Diversified Balanced Strategic Allocation Account – Class 2	189,717	2,289,033	(2,099,316)	540,555	2,509,413	(1,968,858)
Diversified Growth Account – Class 2	1,826,571	29,375,026	(27,548,455)	7,875,373	43,717,817	(35,842,444)
Diversified Growth Adaptive Allocation Account – Class 2	5,217,024	16,803,192	(11,586,168)	10,640,740	12,308,280	(1,667,540)
Diversified Growth Strategic Allocation Account – Class 2	364,636	4,145,961	(3,781,325)	2,349,811	6,473,336	(4,123,525)
Diversified Income Account – Class 2	1,514,475	4,746,341	(3,231,866)	2,989,882	5,926,532	(2,936,650)
Diversified International Account – Class 1	140,793	541,720	(400,927)	163,589	481,436	(317,847)
DWS Alternative Asset Allocation VIP – Class B	483	10,153	(9,670)	476	1,065	(589)
DWS Small Mid Cap Value VIP – Class B	5,823	15,685	(9,862)	9,270	33,377	(24,107)
EQ Advisors Trust 1290 VT Convertible Securities Portfolio – Class IB	2,937	15,699	(12,762)	5,518	16,186	(10,668)
EQ Advisors Trust 1290 VT GAMCO Small Company Value Portfolio – Class IB	10,891	7,082	3,809	12,430	5,378	7,052
EQ Advisors Trust 1290 VT Micro Cap Portfolio – Class IB	8,833	11,842	(3,009)	8,393	20,144	(11,751)
EQ Advisors Trust 1290 VT SmartBeta Equity ESG Portfolio – Class IB	2,655	2,588	67	2,706	3,884	(1,178)
EQ Advisors Trust 1290 VT Socially Responsible Portfolio – Class IB	2,119	13,001	(10,882)	30,389	13,585	16,804
Equity Income Account – Class 1	87,493	1,404,892	(1,317,399)	232,053	1,296,601	(1,064,548)
Equity Income Account – Class 2	97,242	143,325	(46,083)	128,327	106,831	21,496
Fidelity VIP Contrafund® Portfolio – Service Class	5,886	79,243	(73,357)	11,125	102,457	(91,332)
Fidelity VIP Contrafund® Portfolio – Service Class 2	146,862	277,066	(130,204)	268,064	421,054	(152,990)
Fidelity VIP Energy Portfolio – Service Class 2	48,612	56,157	(7,545)	80,370	60,415	19,955
Fidelity VIP Equity-Income Portfolio – Service Class 2	10,028	81,767	(71,739)	18,358	124,523	(106,165)
Fidelity VIP Freedom 2020 Portfolio – Service Class 2	13,660	98,007	(84,347)	33,302	35,444	(2,142)
Fidelity VIP Freedom 2030 Portfolio – Service Class 2	28,852	46,106	(17,254)	63,455	18,904	44,551
Fidelity VIP Freedom 2040 Portfolio – Service Class 2	44,831	39,943	4,888	7,899	43,775	(35,876)
Fidelity VIP Freedom 2050 Portfolio – Service Class 2	40,638	11,292	29,346	7,724	18,750	(11,026)
Fidelity VIP Government Money Market Portfolio – Initial Class	3,107,046	2,980,074	126,972	3,348,780	3,753,453	(404,673)
Fidelity VIP Government Money Market Portfolio – Service Class 2	3,564,007	4,227,880	(663,873)	7,401,722	7,076,936	324,786
Fidelity VIP Growth Portfolio – Service Class	4,673	53,570	(48,897)	6,866	45,980	(39,114)

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	2025			2024
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)
Fidelity VIP Growth Portfolio – Service Class 2	3,113	32,810	(29,697)	9,219	42,464	(33,245)
Fidelity VIP Health Care Portfolio – Service Class 2	20,660	35,975	(15,315)	56,891	17,981	38,910
Fidelity VIP Mid Cap Portfolio – Service Class	—	—	—	2,748	2,748	—
Fidelity VIP Mid Cap Portfolio – Service Class 2	80,400	151,274	(70,874)	81,231	197,778	(116,547)
Fidelity VIP Overseas Portfolio – Service Class 2	121,474	245,687	(124,213)	121,185	166,868	(45,683)
Franklin Templeton VIP Trust – Franklin Global Real Estate VIP Fund – Class 2	7,854	28,223	(20,369)	8,460	26,583	(18,123)
Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 4	57,037	91,647	(34,610)	74,141	70,083	4,058
Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 4	45,688	58,947	(13,259)	75,503	52,542	22,961
Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	5,161	19,143	(13,982)	10,398	17,693	(7,295)
Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	39,864	25,872	13,992	251,069	206,100	44,969
Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 4	29,166	43,247	(14,081)	52,358	74,167	(21,809)
Franklin Templeton VIP Trust – Templeton Growth VIP Fund – Class 2	1,829	2,508	(679)	401	1,293	(892)
Global Emerging Markets Account – Class 1	43,632	195,373	(151,741)	42,837	225,435	(182,598)
Goldman Sachs VIT – Mid Cap Value Fund – Institutional Shares	5,084	38,618	(33,534)	9,480	45,287	(35,807)
Goldman Sachs VIT – Mid Cap Value Fund – Service Shares	9,037	31,094	(22,057)	19,693	54,240	(34,547)
Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares	3,967	17,837	(13,870)	4,952	27,580	(22,628)
Goldman Sachs VIT – Small Cap Equity Insights Fund – Service Shares	10,825	15,232	(4,407)	10,149	22,560	(12,411)
Government & High Quality Bond Account – Class 1	387,465	1,303,489	(916,024)	565,085	1,032,352	(467,267)
Guggenheim Investments VIF Global Managed Futures Strategy Fund	1,257	10,847	(9,590)	6,023	6,786	(763)
Guggenheim Investments VIF Multi-Hedge Strategies Fund	4,535	5,781	(1,246)	5,421	14,344	(8,923)
Guggenheim Investments VIF – Series F (Guggenheim Floating Rate Strategies Series)	70,548	108,966	(38,418)	97,355	159,033	(61,678)
Invesco V.I. American Franchise Fund – Series I Shares	1,027	28,167	(27,140)	4,188	18,161	(13,973)
Invesco V.I. American Value Fund – Series I Shares	13,612	40,852	(27,240)	25,575	78,517	(52,942)
Invesco V.I. Balanced-Risk Allocation Fund – Series II Shares	27,014	51,918	(24,904)	28,442	31,768	(3,326)
Invesco V.I. Core Equity Fund – Series I Shares	2,231	57,094	(54,863)	2,291	63,418	(61,127)
Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares	2,272	5,526	(3,254)	6,732	8,997	(2,265)
Invesco V.I. EQV International Equity Fund – Series I Shares	9,676	64,262	(54,586)	19,644	48,612	(28,968)
Invesco V.I. EQV International Equity Fund – Series II Shares	17,044	38,538	(21,494)	51,185	49,639	1,546
Invesco V.I. Health Care Fund – Series I Shares	8,989	26,029	(17,040)	8,097	45,108	(37,011)
Invesco V.I. Health Care Fund – Series II Shares	19,705	81,057	(61,352)	33,260	78,775	(45,515)
Invesco V.I. Main Street Small Cap Fund – Series II Shares	1,397	5,140	(3,743)	760	2,096	(1,336)
Invesco V.I. Small Cap Equity Fund – Series I Shares	5,191	21,009	(15,818)	7,992	38,987	(30,995)

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	2025			2024
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)
Invesco V.I. Technology Fund – Series I Shares	4,771	18,158	(13,387)	2,346	17,360	(15,014)
Janus Henderson Global Sustainable Equity Portfolio – Service Shares	4,752	1,761	2,991	8,407	820	7,587
Janus Henderson Series Balanced Portfolio – Service Shares	56,064	34,945	21,119	100,394	109,023	(8,629)
Janus Henderson Series Enterprise Portfolio – Service Shares	38,077	26,753	11,324	4,686	25,924	(21,238)
Janus Henderson Series Flexible Bond Portfolio – Service Shares	248,746	217,183	31,563	214,231	155,796	58,435
Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares	60,510	89,350	(28,840)	108,084	82,914	25,170
LargeCap Growth Account I – Class 1	86,882	630,571	(543,689)	266,176	452,367	(186,191)
LargeCap S&P 500 Index Account – Class 1	126,215	860,662	(734,447)	232,202	443,193	(210,991)
LargeCap S&P 500 Index Account – Class 2	393,960	529,178	(135,218)	724,440	504,539	219,901
LVIP American Century Capital Appreciation Fund – Standard Class II	2,808	10,153	(7,345)	46,024	5,322	40,702
LVIP American Century Disciplined Core Value Fund – Standard Class II	5,070	29,101	(24,031)	265,598	26,253	239,345
LVIP American Century Inflation Protection Fund – Service Class	166,312	437,836	(271,524)	2,033,938	312,784	1,721,154
LVIP American Century Mid Cap Value Fund – Service Class	6,274	26,918	(20,644)	163,160	31,026	132,134
LVIP American Century Ultra Fund – Service Class	18,161	68,756	(50,595)	293,786	69,549	224,237
LVIP American Century Ultra Fund – Standard Class II	3,869	11,374	(7,505)	70,966	12,982	57,984
LVIP American Century Value Fund – Service Class	54,709	77,544	(22,835)	622,665	56,893	565,772
Macquarie VIP Small Cap Value Series – Service Class	5,955	16,422	(10,467)	4,082	23,746	(19,664)
MFS® International Intrinsic Value Portfolio – Service Class	78,406	163,208	(84,802)	39,695	78,138	(38,443)
MFS® New Discovery Series – Service Class	20,920	88,252	(67,332)	21,560	45,723	(24,163)
MFS® Utilities Series – Service Class	30,830	90,171	(59,341)	69,988	168,680	(98,692)
MFS® Value Series – Service Class	3,293	12,967	(9,674)	1,731	15,190	(13,459)
MidCap Account – Class 1	33,002	277,872	(244,870)	46,463	317,289	(270,826)
MidCap Account – Class 2	256,033	248,616	7,417	316,594	228,613	87,981
Neuberger Berman AMT Mid Cap Growth Portfolio – S Class Shares	14,202	29,528	(15,326)	14,542	29,695	(15,153)
Neuberger Berman AMT Quality Equity Portfolio – I Class Shares	678	15,054	(14,376)	1,202	28,865	(27,663)
Neuberger Berman AMT Quality Equity Portfolio – S Class Shares	2,064	2,052	12	11,823	1,434	10,389
PIMCO VIT All Asset Portfolio – Administrative Class	7,592	13,537	(5,945)	3,868	11,788	(7,920)
PIMCO VIT All Asset Portfolio – Advisor Class	1,537	1,919	(382)	10,756	1,826	8,930
PIMCO VIT CommodityRealReturn® Strategy Portfolio – M Class	1,974	4,979	(3,005)	5,345	5,336	9
PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	41,959	20,332	21,627	7,837	11,819	(3,982)
PIMCO VIT High Yield Portfolio – Administrative Class	179,346	262,280	(82,934)	260,757	307,169	(46,412)
PIMCO VIT Low Duration Portfolio – Advisor Class	198,275	184,474	13,801	313,799	220,014	93,785
PIMCO VIT Total Return Portfolio – Administrative Class	344,161	478,366	(134,205)	412,818	405,933	6,885
Principal Capital Appreciation Account – Class 1	42,504	366,251	(323,747)	49,761	546,248	(496,487)

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	2025			2024
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)
Principal Capital Appreciation Account – Class 2	106,425	132,674	(26,249)	84,518	120,446	(35,928)
Principal LifeTime 2020 Account – Class 1	30,307	373,888	(343,581)	20,322	401,699	(381,377)
Principal LifeTime 2030 Account – Class 1	24,050	328,867	(304,817)	45,209	397,014	(351,805)
Principal LifeTime 2040 Account – Class 1	7,187	50,168	(42,981)	6,761	60,482	(53,721)
Principal LifeTime 2050 Account – Class 1	1,709	19,485	(17,776)	4,702	69,790	(65,088)
Principal LifeTime Strategic Income Account – Class 1	2,975	117,623	(114,648)	9,908	221,861	(211,953)
Real Estate Securities Account – Class 1	26,147	92,193	(66,046)	25,354	122,551	(97,197)
Real Estate Securities Account – Class 2	77,223	123,951	(46,728)	71,970	155,185	(83,215)
Rydex VI Basic Materials Fund	4,772	12,068	(7,296)	3,535	6,465	(2,930)
Rydex VI Commodities Strategy Fund	9,841	20,206	(10,365)	23,578	43,544	(19,966)
Rydex VI NASDAQ 100 Fund	13,296	109,112	(95,816)	20,720	78,360	(57,640)
SAM Balanced Portfolio – Class 1	205,028	2,805,395	(2,600,367)	270,465	3,183,303	(2,912,838)
SAM Balanced Portfolio – Class 2	196,460	549,375	(352,915)	227,153	395,517	(168,364)
SAM Conservative Balanced Portfolio – Class 1	63,579	577,007	(513,428)	66,125	604,669	(538,544)
SAM Conservative Balanced Portfolio – Class 2	134,041	136,429	(2,388)	141,264	294,255	(152,991)
SAM Conservative Growth Portfolio – Class 1	38,882	492,531	(453,649)	37,939	523,885	(485,946)
SAM Conservative Growth Portfolio – Class 2	65,892	373,844	(307,952)	87,108	268,444	(181,336)
SAM Flexible Income Portfolio – Class 1	92,125	736,262	(644,137)	136,052	791,216	(655,164)
SAM Flexible Income Portfolio – Class 2	151,086	430,327	(279,241)	170,897	538,450	(367,553)
SAM Strategic Growth Portfolio – Class 1	15,021	402,195	(387,174)	38,857	327,209	(288,352)
SAM Strategic Growth Portfolio – Class 2	142,395	170,098	(27,703)	224,351	111,940	112,411
Short-Term Income Account – Class 1	241,501	731,497	(489,996)	521,907	906,180	(384,273)
SmallCap Account – Class 1	73,024	381,777	(308,753)	155,731	363,924	(208,193)
SmallCap Account – Class 2	42,553	68,552	(25,999)	42,502	62,502	(20,000)
T. Rowe Price Blue Chip Growth Portfolio – II	153,480	258,895	(105,415)	227,793	304,186	(76,393)
T. Rowe Price Health Sciences Portfolio – II	5,511	36,062	(30,551)	5,594	34,006	(28,412)
The Merger Fund VL	1,153	6,164	(5,011)	2,689	5,840	(3,151)
TOPS® Aggressive Growth ETF Portfolio – Investor Class Shares	11,769	41,195	(29,426)	10,596	2,667	7,929
TOPS® Balanced ETF Portfolio – Investor Class Shares	55,888	66,906	(11,018)	88,188	21,529	66,659
TOPS® Conservative ETF Portfolio – Investor Class Shares	25,878	24,943	935	31,207	37,520	(6,313)
TOPS® Growth ETF Portfolio – Investor Class Shares	17,673	28,565	(10,892)	21,945	16,502	5,443
TOPS® Moderate Growth ETF Portfolio – Investor Class Shares	9,494	8,711	783	11,472	3,779	7,693
U.S. LargeCap S&P 500 Index Buffer April Account – Class 2	706,009	1,269,593	(563,584)	7,792,745	6,832,089	960,656
U.S. LargeCap S&P 500 Index Buffer January Account – Class 2	3,253,970	4,228,502	(974,532)	6,094,333	6,103,115	(8,782)
U.S. LargeCap S&P 500 Index Buffer July Account – Class 2	5,203,150	5,104,639	98,511	5,991,574	7,744,100	(1,752,526)
U.S. LargeCap S&P 500 Index Buffer October Account – Class 2	5,548,283	4,325,461	1,222,822	5,793,455	3,229,371	2,564,084
VanEck VIP Trust Global Gold Fund – Class S Shares	76,866	35,943	40,923	98,677	28,453	70,224
VanEck VIP Trust Global Resources Fund – Class S Shares	30,487	49,604	(19,117)	28,845	76,212	(47,367)

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

6.	Financial Highlights

Principal Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contractholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

Separate Account B has presented the following disclosures for 2025, 2024, 2023, 2022 and 2021 in accordance with the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as the contractholder may not have selected all available and applicable contract options as discussed in Note 2. Additionally, the unit values, expense ratios and total returns are presented as a range of minimum to maximum values. Therefore, some individual contract unit values may not be within the ranges presented.

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
AllianceBernstein VPS Discovery Value Portfolio – Class A:
2025	87	$22.81	to	$20.88	$1,953	0.82%	1.30%	to	2.00%	1.56%	to	0.87%
2024	114	$22.46	to	$20.70	$2,525	0.88%	1.30%	to	2.00%	8.61%	to	7.81%
2023	153	$20.68	to	$19.20	$3,120	1.04%	1.30%	to	2.00%	15.66%	to	14.83%
2022	205	$17.88	to	$16.72	$3,625	1.07%	1.30%	to	2.00%	(16.72)%	to	(17.27)%
2021	259	$21.47	to	$20.21	$5,481	0.80%	1.30%	to	2.00%	34.19%	to	33.22%

AllianceBernstein VPS Small Cap Growth Portfolio – Class A:
2025	34	$63.45	to	$55.81	$2,130	—%	1.40%	to	2.00%	3.36%	to	2.72%
2024	40	$61.39	to	$54.33	$2,468	0.23%	1.40%	to	2.00%	16.98%	to	16.29%
2023	51	$52.48	to	$46.72	$2,662	—%	1.40%	to	2.00%	16.39%	to	15.67%
2022	60	$45.09	to	$40.39	$2,704	—%	1.40%	to	2.00%	(39.94)%	to	(40.30)%
2021	63	$75.08	to	$67.65	$4,755	—%	1.40%	to	2.00%	7.94%	to	7.30%

ALPS Global Opportunity Portfolio – Class III:
2025	44	$16.96	to	$19.08	$755	6.16%	0.75%	to	1.40%	0.59%	to	(0.05)%
2024	52	$16.86	to	$19.09	$881	8.20%	0.75%	to	1.40%	17.16%	to	16.40%
2023	57	$14.39	to	$16.40	$837	—%	0.75%	to	1.40%	27.80%	to	27.03%
2022	71	$11.26	to	$12.91	$826	11.47%	0.75%	to	1.40%	(29.45)%	to	(29.91)%
2021	82	$15.96	to	$18.42	$1,341	5.54%	0.75%	to	1.40%	23.05%	to	22.23%

American Funds Insurance Series – American High-Income Trust – Class 2 Shares:
2025	59	$15.26	to	$14.23	$899	6.39%	1.30%	to	1.90%	6.86%	to	6.19%
2024	71	$14.28	to	$13.40	$1,010	6.28%	1.30%	to	1.90%	8.18%	to	7.63%
2023	74	$13.20	to	$12.45	$980	6.78%	1.30%	to	1.90%	11.02%	to	10.27%
2022	80	$11.89	to	$11.29	$945	6.77%	1.30%	to	1.90%	(10.40)%	to	(10.96)%
2021	116	$13.27	to	$12.68	$1,535	4.49%	1.30%	to	1.90%	7.02%	to	6.38%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
American Funds Insurance Series – Asset Allocation Fund – Class 2 Shares:
2025	121	$22.00	to	$20.57	$2,645	1.95%	1.30%	to	2.00%	14.35%	to	13.58%
2024	140	$19.24	to	$18.11	$2,666	2.15%	1.30%	to	2.00%	14.93%	to	14.11%
2023	142	$16.74	to	$15.87	$2,347	2.24%	1.30%	to	2.00%	12.80%	to	12.00%
2022	145	$14.84	to	$14.17	$2,130	1.92%	1.30%	to	2.00%	(14.52)%	to	(15.10)%
2021	147	$17.36	to	$16.69	$2,536	1.46%	1.30%	to	2.00%	13.61%	to	12.77%

American Funds Insurance Series – Asset Allocation Fund – Class 4 Shares:
2025	1,757	$18.63	to	$20.88	$32,847	1.87%	0.75%	to	1.40%	14.72%	to	13.97%
2024	1,519	$16.24	to	$18.32	$24,763	1.96%	0.75%	to	1.40%	15.26%	to	14.50%
2023	1,542	$14.09	to	$16.00	$21,861	2.09%	0.75%	to	1.40%	13.17%	to	12.44%
2022	1,449	$12.45	to	$14.23	$18,230	1.77%	0.75%	to	1.40%	(14.32)%	to	(14.84)%
2021	1,224	$14.53	to	$16.71	$18,082	1.52%	0.75%	to	1.40%	13.96%	to	13.21%

American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares:
2025	60	$17.88	to	$14.32	$963	0.34%	1.30%	to	2.00%	13.16%	to	12.31%
2024	73	$15.80	to	$12.75	$1,038	1.08%	1.30%	to	2.00%	1.02%	to	0.31%
2023	87	$15.64	to	$12.71	$1,208	0.26%	1.30%	to	2.00%	14.66%	to	13.89%
2022	96	$13.64	to	$11.16	$1,174	—%	1.30%	to	2.00%	(30.48)%	to	(30.98)%
2021	103	$19.62	to	$16.17	$1,802	—%	1.30%	to	2.00%	5.37%	to	4.66%

American Funds Insurance Series – Global Small Capitalization Fund – Class 4 Shares:
2025	232	$14.25	to	$16.55	$3,371	0.19%	0.75%	to	1.40%	13.46%	to	12.74%
2024	260	$12.56	to	$14.68	$3,323	0.83%	0.75%	to	1.40%	1.37%	to	0.69%
2023	273	$12.39	to	$14.58	$3,440	0.03%	0.75%	to	1.40%	14.94%	to	14.17%
2022	283	$10.78	to	$12.77	$3,111	—%	0.75%	to	1.40%	(30.23)%	to	(30.67)%
2021	247	$15.45	to	$18.42	$3,932	—%	0.75%	to	1.40%	5.60%	to	4.96%

American Funds Insurance Series – Growth-Income Fund – Class 2 Shares:
2025	8	$12.98	to	$12.84	$103	1.64%	1.30%	to	2.00%	16.52%	to	15.78%
2024 (12)	—	$11.14	to	$11.09	$5	4.71%	1.30%	to	2.00%	11.40%	to	10.90%

American Funds Insurance Series – Growth-Income Fund – Class 4 Shares:
2025	126	$13.04	to	$12.91	$1,638	0.86%	0.75%	to	1.40%	16.85%	to	16.10%
2024 (12)	49	$11.16	to	$11.12	$542	3.21%	0.75%	to	1.40%	11.60%	to	11.20%

American Funds Insurance Series – Managed Risk Asset Allocation Fund – Class P2 Shares:
2025	511	$15.61	to	$16.78	$7,997	2.53%	0.75%	to	1.40%	10.87%	to	10.10%
2024	619	$14.08	to	$15.24	$8,760	1.91%	0.75%	to	1.40%	13.73%	to	13.06%
2023	628	$12.38	to	$13.48	$7,830	1.83%	0.75%	to	1.40%	9.46%	to	8.71%
2022	585	$11.31	to	$12.40	$6,675	2.15%	0.75%	to	1.40%	(14.64)%	to	(15.18)%
2021	499	$13.25	to	$14.62	$6,678	1.31%	0.75%	to	1.40%	11.72%	to	10.93%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
American Funds Insurance Series – Managed Risk Growth Fund – Class P2 Shares:
2025	385	$21.81	to	$25.61	$8,509	1.35%	0.75%	to	1.40%	12.54%	to	11.83%
2024	399	$19.38	to	$22.90	$7,840	0.46%	0.75%	to	1.40%	22.58%	to	21.81%
2023	428	$15.81	to	$18.80	$6,911	0.57%	0.75%	to	1.40%	22.56%	to	21.76%
2022	437	$12.90	to	$15.44	$5,791	1.52%	0.75%	to	1.40%	(25.43)%	to	(25.91)%
2021	330	$17.30	to	$20.84	$5,945	0.57%	0.75%	to	1.40%	12.05%	to	11.32%

American Funds Insurance Series – Managed Risk International Fund – Class P2 Shares:
2025	57	$10.01	to	$10.05	$577	1.23%	0.75%	to	1.40%	14.27%	to	13.43%
2024	55	$8.76	to	$8.86	$485	1.20%	0.75%	to	1.40%	(1.24)%	to	(1.77)%
2023	49	$8.87	to	$9.02	$438	1.67%	0.75%	to	1.40%	5.47%	to	4.76%
2022	57	$8.41	to	$8.61	$498	3.21%	0.75%	to	1.40%	(16.15)%	to	(16.73)%
2021	37	$10.03	to	$10.34	$385	0.54%	0.75%	to	1.40%	(4.84)%	to	(5.48)%

American Funds Insurance Series – New World Fund – Class 2 Shares:
2025	66	$18.50	to	$17.64	$1,230	1.05%	1.30%	to	2.00%	26.71%	to	25.73%
2024	87	$14.60	to	$14.03	$1,290	1.33%	1.30%	to	2.00%	5.11%	to	4.47%
2023	102	$13.89	to	$13.43	$1,429	1.38%	1.30%	to	2.00%	14.51%	to	13.72%
2022	121	$12.13	to	$11.81	$1,485	1.32%	1.30%	to	2.00%	(23.08)%	to	(23.66)%
2021	131	$15.77	to	$15.47	$2,087	0.83%	1.30%	to	2.00%	3.55%	to	2.86%

American Funds Insurance Series – New World Fund – Class 4 Shares:
2025	468	$16.44	to	$17.61	$7,741	0.90%	0.75%	to	1.40%	27.05%	to	26.15%
2024	533	$12.94	to	$13.96	$6,943	1.19%	0.75%	to	1.40%	5.46%	to	4.88%
2023	539	$12.27	to	$13.31	$6,692	1.25%	0.75%	to	1.40%	14.89%	to	14.05%
2022	528	$10.68	to	$11.67	$5,736	1.16%	0.75%	to	1.40%	(22.89)%	to	(23.37)%
2021	438	$13.85	to	$15.23	$6,201	0.73%	0.75%	to	1.40%	3.90%	to	3.18%

American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares:
2025	111	$26.89	to	$25.13	$2,968	1.36%	1.30%	to	2.00%	15.71%	to	14.85%
2024	136	$23.24	to	$21.88	$3,146	1.57%	1.30%	to	2.00%	17.61%	to	16.76%
2023	151	$19.76	to	$18.74	$2,950	1.77%	1.30%	to	2.00%	15.76%	to	14.97%
2022	188	$17.07	to	$16.30	$3,173	1.83%	1.30%	to	2.00%	(9.63)%	to	(10.24)%
2021	227	$18.89	to	$18.16	$4,240	1.44%	1.30%	to	2.00%	26.19%	to	25.24%

American Funds Insurance Series – Washington Mutual Investors Fund – Class 4 Shares:
2025	858	$22.03	to	$26.53	$19,165	1.25%	0.75%	to	1.40%	16.01%	to	15.25%
2024	905	$18.99	to	$23.02	$17,435	1.47%	0.75%	to	1.40%	17.95%	to	17.21%
2023	877	$16.10	to	$19.64	$14,365	1.74%	0.75%	to	1.40%	16.08%	to	15.33%
2022	820	$13.87	to	$17.03	$11,641	1.77%	0.75%	to	1.40%	(9.35)%	to	(9.94)%
2021	776	$15.30	to	$18.91	$12,244	1.33%	0.75%	to	1.40%	26.55%	to	25.73%

BlackRock 60/40 Target Allocation ETF V.I. Fund – Class III:
2025	1,124	$17.62	to	$16.77	$19,828	2.26%	0.75%	to	2.00%	14.49%	to	13.16%
2024	1,016	$15.39	to	$14.82	$15,658	2.25%	0.75%	to	2.00%	10.56%	to	9.13%
2023	902	$13.92	to	$13.58	$12,582	2.07%	0.75%	to	2.00%	14.38%	to	12.98%
2022	679	$12.17	to	$12.02	$8,275	2.35%	0.75%	to	2.00%	(15.66)%	to	(16.70)%
2021	416	$—	to	$14.43	$6,037	2.54%	0.75%	to	2.00%	10.91%	to	9.48%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
BlackRock Advantage SMID Cap V.I. Fund – Class III:
2025	130	$19.02	to	$21.88	$2,516	1.40%	0.75%	to	1.40%	10.07%	to	9.29%
2024	154	$17.28	to	$20.02	$2,705	1.48%	0.75%	to	1.40%	10.84%	to	10.18%
2023	152	$15.59	to	$18.17	$2,414	1.92%	0.75%	to	1.40%	17.75%	to	17.00%
2022	165	$13.24	to	$15.53	$2,237	1.81%	0.75%	to	1.40%	(17.30)%	to	(17.87)%
2021	148	$16.01	to	$18.91	$2,453	1.28%	0.75%	to	1.40%	12.51%	to	11.76%

BlackRock Global Allocation V.I. Fund – Class III:
2025	248	$16.36	to	$15.36	$4,068	4.05%	0.75%	to	2.00%	18.64%	to	17.16%
2024	276	$13.79	to	$13.11	$3,822	1.45%	0.75%	to	2.00%	8.07%	to	6.76%
2023	289	$12.76	to	$12.28	$3,703	2.51%	0.75%	to	2.00%	11.64%	to	10.23%
2022	307	$11.43	to	$11.14	$3,528	—%	0.75%	to	2.00%	(16.69)%	to	(17.73)%
2021	300	$13.72	to	$13.54	$4,163	0.90%	0.75%	to	2.00%	5.62%	to	4.31%

Blue Chip Account – Class 2:
2025 (13)	1,614	$13.74	to	$12.97	$22,058	—%	0.75%	to	2.00%	9.48%	to	8.44%

BNY Mellon IP MidCap Stock Portfolio – Service Shares:
2025	65	$16.67	to	$18.21	$1,101	0.42%	0.75%	to	1.40%	9.03%	to	8.26%
2024	66	$15.29	to	$16.82	$1,017	0.65%	0.75%	to	1.40%	11.44%	to	10.80%
2023	88	$13.72	to	$15.18	$1,227	0.49%	0.75%	to	1.40%	17.16%	to	16.32%
2022	74	$11.71	to	$13.05	$891	0.44%	0.75%	to	1.40%	(14.96)%	to	(15.48)%
2021	68	$13.77	to	$15.44	$974	0.43%	0.75%	to	1.40%	24.62%	to	23.82%

BNY Mellon IP Technology Growth Portfolio – Service Shares:
2025	78	$98.17	to	$86.35	$7,621	—%	1.40%	to	2.00%	26.10%	to	25.34%
2024	96	$77.85	to	$68.89	$7,484	—%	1.40%	to	2.00%	23.63%	to	22.89%
2023	118	$62.97	to	$56.06	$7,424	—%	1.40%	to	2.00%	56.80%	to	55.85%
2022	137	$40.16	to	$35.97	$5,492	—%	1.40%	to	2.00%	(47.26)%	to	(47.57)%
2021	157	$76.15	to	$68.61	$11,867	—%	1.40%	to	2.00%	11.07%	to	10.41%

ClearBridge Variable Small Cap Growth Portfolio – Class II Shares:
2025	280	$16.08	to	$19.67	$4,547	—%	0.75%	to	1.40%	8.14%	to	7.49%
2024	313	$14.87	to	$18.30	$4,703	—%	0.75%	to	1.40%	3.48%	to	2.75%
2023	310	$14.37	to	$17.81	$4,528	—%	0.75%	to	1.40%	7.32%	to	6.65%
2022	312	$13.39	to	$16.70	$4,287	—%	0.75%	to	1.40%	(29.56)%	to	(30.01)%
2021	296	$19.01	to	$23.86	$5,878	—%	0.75%	to	1.40%	11.50%	to	10.77%

Columbia VP – Limited Duration Credit Fund – Class 2:
2025	572	$11.88	to	$10.41	$6,757	6.11%	0.75%	to	2.00%	5.23%	to	3.89%
2024	556	$11.29	to	$10.02	$6,245	3.54%	0.75%	to	2.00%	3.86%	to	2.56%
2023	503	$10.87	to	$9.77	$5,430	3.00%	0.75%	to	2.00%	5.84%	to	4.49%
2022	492	$10.27	to	$9.35	$5,011	0.53%	0.75%	to	2.00%	(7.06)%	to	(8.15)%
2021	486	$11.05	to	$10.18	$5,304	1.47%	0.75%	to	2.00%	(1.60)%	to	(2.86)%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
Columbia VP – Small Cap Value Fund – Class 2:
2025	272	$18.54	to	$22.84	$5,059	0.97%	0.75%	to	1.40%	13.81%	to	13.07%
2024	290	$16.29	to	$20.20	$4,780	0.54%	0.75%	to	1.40%	7.88%	to	7.16%
2023	276	$15.10	to	$18.85	$4,246	0.42%	0.75%	to	1.40%	20.70%	to	19.99%
2022	239	$12.51	to	$15.71	$3,052	0.48%	0.75%	to	1.40%	(9.61)%	to	(10.23)%
2021	211	$13.84	to	$17.50	$3,001	0.52%	0.75%	to	1.40%	27.79%	to	27.00%

Core Plus Bond Account – Class 1:
2025 (20)	2,612	$3.40	to	$22.02	$60,072	4.04%	0.45%	to	2.00%	7.01%	to	5.36%
2024	3,486	$3.18	to	$20.90	$67,894	3.13%	0.43%	to	2.00%	0.48%	to	(1.14)%
2023	3,818	$3.16	to	$21.14	$75,769	2.86%	0.39%	to	2.00%	4.90%	to	3.27%
2022	4,145	$3.01	to	$20.47	$80,270	3.02%	0.38%	to	2.00%	(14.49)%	to	(15.83)%
2021	4,799	$3.53	to	$24.32	$110,485	2.61%	0.47%	to	2.00%	(0.87)%	to	(2.41)%

CVT EAFE International Index Portfolio – Class F:
2025	328	$15.69	to	$16.24	$5,145	2.37%	0.75%	to	1.40%	29.67%	to	28.89%
2024	404	$12.10	to	$12.60	$4,894	2.74%	0.75%	to	1.40%	2.20%	to	1.45%
2023	388	$11.84	to	$12.42	$4,601	3.14%	0.75%	to	1.40%	16.65%	to	15.97%
2022	324	$10.15	to	$10.71	$3,302	3.72%	0.75%	to	1.40%	(15.42)%	to	(15.93)%
2021	263	$12.00	to	$12.74	$3,163	1.86%	0.75%	to	1.40%	9.89%	to	9.08%

CVT Investment Grade Bond Index Portfolio – Class F:
2025	624	$10.75	to	$10.23	$6,707	3.29%	0.75%	to	1.40%	5.81%	to	5.14%
2024	565	$10.16	to	$9.73	$5,735	2.97%	0.75%	to	1.40%	0.10%	to	(0.61)%
2023	530	$10.15	to	$9.79	$5,380	2.96%	0.75%	to	1.40%	4.42%	to	3.71%
2022	484	$9.72	to	$9.44	$4,700	2.83%	0.75%	to	1.40%	(13.45)%	to	(13.95)%
2021	449	$11.23	to	$10.97	$5,039	2.66%	0.75%	to	1.40%	(2.77)%	to	(3.43)%

CVT Nasdaq 100 Index Portfolio – Class F:
2025	373	$19.64	to	$18.78	$7,282	0.29%	0.75%	to	2.00%	19.25%	to	17.74%
2024	348	$16.47	to	$15.95	$5,706	0.38%	0.75%	to	2.00%	23.93%	to	22.41%
2023	228	$13.29	to	$13.03	$3,024	0.44%	0.75%	to	2.00%	52.93%	to	50.98%
2022 (6)	40	$8.69	to	$8.63	$348	0.34%	0.75%	to	2.00%	(13.45)%	to	(14.04)%

CVT Russell 2000 Small Cap Index Portfolio – Class F:
2025	442	$16.28	to	$20.27	$7,306	1.56%	0.75%	to	1.40%	11.43%	to	10.64%
2024	500	$14.61	to	$18.32	$7,420	1.24%	0.75%	to	1.40%	10.18%	to	9.44%
2023	521	$13.26	to	$16.74	$7,029	0.91%	0.75%	to	1.40%	15.40%	to	14.74%
2022	483	$11.49	to	$14.59	$5,673	0.85%	0.75%	to	1.40%	(21.25)%	to	(21.73)%
2021	430	$14.59	to	$18.64	$6,438	0.81%	0.75%	to	1.40%	13.45%	to	12.70%

CVT S&P MidCap 400 Index Portfolio – Class F:
2025	496	$18.10	to	$22.34	$9,130	1.04%	0.75%	to	1.40%	6.16%	to	5.43%
2024	589	$17.05	to	$21.19	$10,234	1.20%	0.75%	to	1.40%	12.47%	to	11.70%
2023	620	$15.16	to	$18.97	$9,599	1.27%	0.75%	to	1.40%	15.02%	to	14.28%
2022	560	$13.18	to	$16.60	$7,598	0.95%	0.75%	to	1.40%	(14.19)%	to	(14.70)%
2021	548	$15.36	to	$19.46	$8,698	0.86%	0.75%	to	1.40%	23.27%	to	22.47%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
Diversified Balanced Account – Class 1:
2025 (20)	952	$17.72	to	$15.59	$15,741	3.09%	0.42%	to	1.90%	11.99%	to	10.33%
2024	1,107	$15.82	to	$14.13	$16,494	2.11%	0.42%	to	1.90%	9.40%	to	7.78%
2023	1,272	$14.26	to	$13.11	$17,459	1.99%	0.36%	to	1.90%	13.47%	to	12.05%
2022	1,429	$12.72	to	$11.70	$17,372	2.45%	0.39%	to	1.90%	(15.20)%	to	(16.49)%
2021	1,611	$15.00	to	$14.01	$23,297	2.14%	0.46%	to	1.90%	10.60%	to	9.03%

Diversified Balanced Account – Class 2:
2025	19,489	$16.24	to	$22.43	$466,498	2.70%	1.40%	to	2.00%	10.57%	to	9.90%
2024	26,895	$14.69	to	$20.41	$585,644	1.81%	1.40%	to	2.00%	8.14%	to	7.48%
2023	34,637	$13.59	to	$18.99	$701,275	1.71%	1.40%	to	2.00%	12.29%	to	11.64%
2022	39,507	$12.10	to	$17.01	$715,956	2.12%	1.40%	to	2.00%	(16.29)%	to	(16.78)%
2021	44,424	$14.46	to	$20.44	$963,138	1.88%	1.40%	to	2.00%	9.30%	to	8.61%

Diversified Balanced Adaptive Allocation Account – Class 2:
2025	14,988			$14.47	$216,816	2.38%			1.40%			5.54%
2024	17,140			$13.71	$234,993	1.61%			1.40%			7.03%
2023	18,843			$12.81	$241,388	1.31%			1.40%			11.49%
2022	18,030			$11.49	$207,131	1.66%			1.40%			(14.95)%
2021	17,008			$13.51	$229,833	1.32%			1.40%			8.51%

Diversified Balanced Strategic Allocation Account – Class 2:
2025	5,070	$15.75	to	$16.46	$87,640	2.79%	0.75%	to	2.00%	11.15%	to	9.81%
2024	7,170	$14.17	to	$14.99	$112,489	1.78%	0.75%	to	2.00%	8.00%	to	6.61%
2023	9,138	$13.12	to	$14.06	$134,075	1.56%	0.75%	to	2.00%	12.23%	to	10.88%
2022	10,707	$11.69	to	$12.68	$141,391	2.67%	0.75%	to	2.00%	(15.29)%	to	(16.30)%
2021	11,703	$13.80	to	$15.15	$184,037	1.72%	0.75%	to	2.00%	9.18%	to	7.75%

Diversified Growth Account – Class 2:
2025	66,332	$18.55	to	$27.81	$1,851,736	2.64%	1.40%	to	2.00%	12.28%	to	11.60%
2024	93,881	$16.52	to	$24.92	$2,383,236	1.73%	1.40%	to	2.00%	10.67%	to	10.02%
2023	129,723	$14.92	to	$22.65	$3,077,826	1.61%	1.40%	to	2.00%	14.98%	to	14.28%
2022	146,105	$12.98	to	$19.82	$3,045,205	2.07%	1.40%	to	2.00%	(16.84)%	to	(17.35)%
2021	157,551	$15.61	to	$23.98	$3,973,661	1.74%	1.40%	to	2.00%	13.18%	to	12.53%

Diversified Growth Adaptive Allocation Account – Class 2:
2025	90,499			$16.06	$1,453,232	2.16%			1.40%			5.80%
2024	102,085			$15.18	$1,549,199	1.43%			1.40%			9.37%
2023	103,753			$13.88	$1,440,206	1.22%			1.40%			13.68%
2022	98,089			$12.21	$1,197,194	1.63%			1.40%			(14.97)%
2021	88,928			$14.36	$1,277,225	1.20%			1.40%			12.28%

Diversified Growth Strategic Allocation Account – Class 2:
2025	10,025	$17.48	to	$19.08	$196,152	2.49%	0.75%	to	2.00%	12.77%	to	11.32%
2024	13,806	$15.50	to	$17.14	$243,406	1.65%	0.75%	to	2.00%	10.32%	to	9.03%
2023	17,930	$14.05	to	$15.72	$293,489	1.39%	0.75%	to	2.00%	14.79%	to	13.26%
2022	20,343	$12.24	to	$13.88	$292,924	2.88%	0.75%	to	2.00%	(15.76)%	to	(16.79)%
2021	22,587	$14.53	to	$16.68	$388,997	1.56%	0.75%	to	2.00%	12.81%	to	11.50%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
Diversified Income Account – Class 2:
2025	11,403	$14.16	to	$16.12	$179,973	2.87%	1.40%	to	2.00%	8.84%	to	8.19%
2024	14,635	$13.01	to	$14.90	$214,310	1.92%	1.40%	to	2.00%	5.58%	to	5.00%
2023	17,572	$12.32	to	$14.19	$246,927	1.74%	1.40%	to	2.00%	9.65%	to	8.99%
2022	19,642	$11.24	to	$13.02	$254,403	2.10%	1.40%	to	2.00%	(15.73)%	to	(16.22)%
2021	21,020	$13.33	to	$15.54	$326,042	1.85%	1.40%	to	2.00%	5.51%	to	4.79%

Diversified International Account – Class 1:
2025 (20)	1,808	$6.62	to	$43.35	$72,115	2.15%	0.42%	to	2.00%	31.81%	to	29.75%
2024	2,209	$5.02	to	$33.41	$66,937	3.00%	0.44%	to	2.00%	4.26%	to	2.61%
2023	2,527	$4.82	to	$32.56	$75,288	1.24%	0.39%	to	2.00%	16.96%	to	15.13%
2022	2,862	$4.12	to	$28.28	$75,371	2.60%	0.37%	to	2.00%	(20.33)%	to	(21.60)%
2021	3,079	$5.17	to	$36.07	$102,535	1.29%	0.44%	to	2.00%	9.29%	to	7.58%

DWS Alternative Asset Allocation VIP – Class B:
2025	8	$13.69	to	$12.24	$116	3.58%	0.75%	to	1.40%	9.17%	to	8.51%
2024	18	$12.54	to	$11.28	$227	3.26%	0.75%	to	1.40%	4.50%	to	3.77%
2023	19	$12.00	to	$10.87	$224	6.71%	0.75%	to	1.40%	4.90%	to	4.22%
2022	20	$11.44	to	$10.43	$221	7.87%	0.75%	to	1.40%	(8.41)%	to	(8.99)%
2021	9	$12.49	to	$11.46	$108	1.56%	0.75%	to	1.40%	11.52%	to	10.72%

DWS Small Mid Cap Value VIP – Class B:
2025	69	$15.07	to	$18.34	$1,194	0.57%	0.75%	to	2.00%	17.00%	to	15.49%
2024	78	$12.88	to	$15.88	$1,164	0.85%	0.75%	to	2.00%	4.97%	to	3.72%
2023	103	$12.27	to	$15.31	$1,442	0.85%	0.75%	to	2.00%	13.72%	to	12.33%
2022	120	$10.79	to	$13.63	$1,512	0.47%	0.75%	to	2.00%	(16.74)%	to	(17.79)%
2021	129	$12.96	to	$16.58	$1,968	0.80%	0.75%	to	2.00%	29.08%	to	27.44%

EQ Advisors Trust 1290 VT Convertible Securities Portfolio – Class IB:
2025	56	$16.77	to	$15.45	$942	1.41%	0.75%	to	2.00%	14.94%	to	13.52%
2024	69	$14.59	to	$13.61	$1,006	1.75%	0.75%	to	2.00%	8.96%	to	7.59%
2023	80	$13.39	to	$12.65	$1,065	2.57%	0.75%	to	2.00%	12.90%	to	11.45%
2022	74	$11.86	to	$11.35	$876	1.20%	0.75%	to	2.00%	(21.61)%	to	(22.53)%
2021	61	$15.13	to	$14.65	$916	18.41%	0.75%	to	2.00%	0.27%	to	(0.95)%

EQ Advisors Trust 1290 VT GAMCO Small Company Value Portfolio – Class IB:
2025	53	$19.34	to	$17.82	$1,027	0.68%	0.75%	to	2.00%	11.99%	to	10.61%
2024	49	$17.27	to	$16.11	$853	0.66%	0.75%	to	2.00%	10.71%	to	9.37%
2023	42	$15.60	to	$14.73	$660	0.64%	0.75%	to	2.00%	20.18%	to	18.60%
2022	34	$12.98	to	$12.42	$444	0.64%	0.75%	to	2.00%	(11.34)%	to	(12.41)%
2021	18	$14.64	to	$14.18	$262	0.81%	0.75%	to	2.00%	24.17%	to	22.66%

EQ Advisors Trust 1290 VT Micro Cap Portfolio – Class IB:
2025	25	$19.40	to	$17.87	$466	0.41%	0.75%	to	2.00%	15.54%	to	14.11%
2024	28	$16.79	to	$15.66	$453	0.28%	0.75%	to	2.00%	19.16%	to	17.66%
2023	39	$14.09	to	$13.31	$543	0.53%	0.75%	to	2.00%	6.74%	to	5.38%
2022	40	$13.20	to	$12.63	$515	0.13%	0.75%	to	2.00%	(26.50)%	to	(27.37)%
2021	62	$17.96	to	$17.39	$1,111	—%	0.75%	to	2.00%	10.12%	to	8.76%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
EQ Advisors Trust 1290 VT SmartBeta Equity ESG Portfolio – Class IB:
2025	43	$18.72	to	$17.25	$798	0.75%	0.75%	to	2.00%	13.04%	to	11.72%
2024	43	$16.56	to	$15.44	$705	0.93%	0.75%	to	2.00%	15.56%	to	14.03%
2023	44	$14.33	to	$13.54	$626	1.34%	0.75%	to	2.00%	15.66%	to	14.26%
2022	45	$12.39	to	$11.85	$555	1.18%	0.75%	to	2.00%	(15.14)%	to	(16.20)%
2021	29	$14.60	to	$14.14	$417	1.35%	0.75%	to	2.00%	22.07%	to	20.65%

EQ Advisors Trust 1290 VT Socially Responsible Portfolio – Class IB:
2025	77	$23.79	to	$21.92	$1,812	0.36%	0.75%	to	2.00%	16.33%	to	14.94%
2024	88	$20.45	to	$19.07	$1,777	0.51%	0.75%	to	2.00%	20.79%	to	19.26%
2023	71	$16.93	to	$15.99	$1,187	0.85%	0.75%	to	2.00%	26.53%	to	25.02%
2022	52	$13.38	to	$12.79	$685	0.63%	0.75%	to	2.00%	(22.70)%	to	(23.69)%
2021	45	$17.31	to	$16.76	$760	0.62%	0.75%	to	2.00%	29.37%	to	27.74%

Equity Income Account – Class 1:
2025 (20)	4,616	$5.36	to	$32.67	$139,884	1.75%	0.43%	to	2.00%	15.02%	to	13.24%
2024	5,934	$131.04	to	$28.85	$150,902	2.05%	0.34%	to	2.00%	14.94%	to	13.18%
2023	6,998	$114.00	to	$25.49	$160,275	2.06%	0.36%	to	2.00%	10.68%	to	9.02%
2022	8,037	$3.66	to	$23.38	$170,635	1.88%	0.43%	to	2.00%	(10.87)%	to	(12.27)%
2021	9,091	$115.63	to	$26.65	$221,633	1.97%	0.45%	to	2.00%	21.88%	to	20.05%

Equity Income Account – Class 2:
2025	1,001	$20.02	to	$24.37	$20,298	1.60%	0.75%	to	1.40%	14.40%	to	13.67%
2024	1,047	$17.50	to	$21.44	$18,593	1.94%	0.75%	to	1.40%	14.38%	to	13.62%
2023	1,026	$15.30	to	$18.87	$16,028	1.96%	0.75%	to	1.40%	10.07%	to	9.39%
2022	967	$13.90	to	$17.25	$13,815	1.85%	0.75%	to	1.40%	(11.35)%	to	(11.94)%
2021	799	$15.68	to	$19.59	$13,076	1.94%	0.75%	to	1.40%	21.17%	to	20.41%

Fidelity VIP Contrafund® Portfolio – Service Class:
2025	402	$88.81	to	$76.39	$35,727	0.05%	1.30%	to	1.90%	19.80%	to	19.10%
2024	476	$74.13	to	$64.14	$35,257	0.09%	1.30%	to	1.90%	31.90%	to	31.09%
2023	567	$56.20	to	$48.93	$31,865	0.37%	1.30%	to	1.90%	31.62%	to	30.86%
2022	680	$42.70	to	$37.39	$29,040	0.39%	1.30%	to	1.90%	(27.33)%	to	(27.78)%
2021	756	$58.76	to	$51.77	$44,413	0.05%	1.30%	to	1.90%	26.07%	to	25.32%

Fidelity VIP Contrafund® Portfolio – Service Class 2:
2025	1,574	$30.15	to	$73.08	$69,198	—%	0.75%	to	2.00%	20.31%	to	18.79%
2024	1,705	$25.06	to	$61.52	$65,049	0.03%	0.75%	to	2.00%	32.45%	to	30.78%
2023	1,858	$18.92	to	$47.04	$57,214	0.25%	0.75%	to	2.00%	32.12%	to	30.49%
2022	1,929	$14.32	to	$36.05	$48,745	0.26%	0.75%	to	2.00%	(27.05)%	to	(27.93)%
2021	1,907	$19.63	to	$50.02	$70,397	0.03%	0.75%	to	2.00%	26.56%	to	24.99%

Fidelity VIP Energy Portfolio – Service Class 2:
2025	197	$11.06	to	$10.57	$2,174	1.89%	0.75%	to	2.00%	9.61%	to	8.19%
2024	205	$10.09	to	$9.77	$2,058	2.12%	0.75%	to	2.00%	3.17%	to	1.88%
2023	185	$9.78	to	$9.59	$1,800	2.02%	0.75%	to	2.00%	—%	to	(1.24)%
2022 (6)	169	$9.78	to	$9.71	$1,654	4.89%	0.75%	to	2.00%	(2.30)%	to	(3.00)%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
Fidelity VIP Equity-Income Portfolio – Service Class 2:
2025	522	$43.19	to	$37.02	$22,468	1.60%	1.30%	to	2.00%	17.20%	to	16.42%
2024	594	$36.85	to	$31.80	$21,806	1.52%	1.30%	to	2.00%	13.56%	to	12.77%
2023	700	$32.45	to	$28.20	$22,602	1.69%	1.30%	to	2.00%	8.97%	to	8.17%
2022	805	$29.78	to	$26.07	$23,853	1.63%	1.30%	to	2.00%	(6.47)%	to	(7.09)%
2021	959	$31.84	to	$28.06	$30,400	1.65%	1.30%	to	2.00%	22.98%	to	22.11%

Fidelity VIP Freedom 2020 Portfolio – Service Class 2:
2025	228	$14.76	to	$14.14	$3,361	2.48%	0.75%	to	1.40%	12.16%	to	11.43%
2024	312	$13.16	to	$12.69	$4,107	2.63%	0.75%	to	1.40%	6.65%	to	5.93%
2023	314	$12.34	to	$11.98	$3,879	2.78%	0.75%	to	1.40%	11.37%	to	10.62%
2022	177	$11.08	to	$10.83	$1,957	1.86%	0.75%	to	1.40%	(16.63)%	to	(17.14)%
2021	192	$13.29	to	$13.07	$2,555	1.17%	0.75%	to	1.40%	8.49%	to	7.75%

Fidelity VIP Freedom 2030 Portfolio – Service Class 2:
2025	291	$16.27	to	$15.59	$4,743	2.19%	0.75%	to	1.40%	14.26%	to	13.55%
2024	309	$14.24	to	$13.73	$4,395	2.13%	0.75%	to	1.40%	8.37%	to	7.60%
2023	264	$13.14	to	$12.76	$3,472	2.31%	0.75%	to	1.40%	13.57%	to	12.82%
2022	236	$11.57	to	$11.31	$2,732	1.68%	0.75%	to	1.40%	(17.71)%	to	(18.22)%
2021	224	$14.06	to	$13.83	$3,145	1.22%	0.75%	to	1.40%	11.23%	to	10.55%

Fidelity VIP Freedom 2040 Portfolio – Service Class 2:
2025	202	$19.17	to	$18.37	$3,879	1.68%	0.75%	to	1.40%	17.54%	to	16.78%
2024	197	$16.31	to	$15.73	$3,219	1.11%	0.75%	to	1.40%	11.94%	to	11.24%
2023	233	$14.57	to	$14.14	$3,398	1.47%	0.75%	to	1.40%	17.78%	to	16.96%
2022	181	$12.37	to	$12.09	$2,239	1.44%	0.75%	to	1.40%	(19.04)%	to	(19.56)%
2021	173	$15.28	to	$15.03	$2,642	0.88%	0.75%	to	1.40%	16.64%	to	15.88%

Fidelity VIP Freedom 2050 Portfolio – Service Class 2:
2025	125	$19.56	to	$18.75	$2,442	1.56%	0.75%	to	1.40%	18.55%	to	17.85%
2024	95	$16.50	to	$15.91	$1,575	0.99%	0.75%	to	1.40%	12.70%	to	11.96%
2023	107	$14.64	to	$14.21	$1,559	1.28%	0.75%	to	1.40%	18.35%	to	17.54%
2022	76	$12.37	to	$12.09	$940	1.44%	0.75%	to	1.40%	(19.10)%	to	(19.61)%
2021	107	$15.29	to	$15.04	$1,636	1.05%	0.75%	to	1.40%	16.63%	to	15.87%

Fidelity VIP Government Money Market Portfolio – Initial Class:
2025 (20)	8,709	$1.17	to	$10.03	$32,606	4.07%	0.42%	to	2.00%	3.70%	to	2.14%
2024	8,582	$1.13	to	$9.82	$34,078	5.04%	0.44%	to	2.00%	4.67%	to	2.94%
2023	8,986	$1.08	to	$9.54	$36,066	4.76%	0.40%	to	2.00%	4.50%	to	2.91%
2022	8,714	$1.03	to	$9.27	$41,297	1.50%	0.44%	to	2.00%	1.02%	to	(0.64)%
2021	8,089	$1.02	to	$9.33	$31,672	0.01%	0.44%	to	2.00%	(0.41)%	to	(1.89)%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
Fidelity VIP Government Money Market Portfolio – Service Class 2:
2025	3,908	$11.23	to	$10.44	$42,976	3.82%	0.75%	to	1.40%	3.12%	to	2.42%
2024	4,572	$10.89	to	$10.19	$48,823	4.70%	0.75%	to	1.40%	4.01%	to	3.40%
2023	4,247	$10.47	to	$9.86	$43,839	4.61%	0.75%	to	1.40%	3.87%	to	3.20%
2022	3,689	$10.08	to	$9.55	$36,670	1.50%	0.75%	to	1.40%	0.50%	to	(0.21)%
2021	1,975	$10.03	to	$9.56	$19,569	0.01%	0.75%	to	1.40%	(0.69)%	to	(1.32)%

Fidelity VIP Growth Portfolio – Service Class:
2025	259	$67.18	to	$57.78	$17,405	0.20%	1.30%	to	1.90%	13.31%	to	12.63%
2024	308	$59.29	to	$51.30	$18,262	—%	1.30%	to	1.90%	28.56%	to	27.77%
2023	347	$46.12	to	$40.15	$16,008	0.04%	1.30%	to	1.90%	34.34%	to	33.57%
2022	383	$34.33	to	$30.06	$13,140	0.52%	1.30%	to	1.90%	(25.50)%	to	(25.94)%
2021	437	$46.08	to	$40.59	$20,127	—%	1.30%	to	1.90%	21.52%	to	20.77%

Fidelity VIP Growth Portfolio – Service Class 2:
2025	128	$88.66	to	$77.99	$11,346	0.05%	1.40%	to	2.00%	13.01%	to	12.35%
2024	158	$78.45	to	$69.42	$12,369	—%	1.40%	to	2.00%	28.25%	to	27.47%
2023	191	$61.17	to	$54.46	$11,659	—%	1.40%	to	2.00%	34.00%	to	33.22%
2022	234	$45.65	to	$40.88	$10,667	0.37%	1.40%	to	2.00%	(25.69)%	to	(26.14)%
2021	260	$61.43	to	$55.35	$15,814	—%	1.40%	to	2.00%	21.21%	to	20.48%

Fidelity VIP Health Care Portfolio – Service Class 2:
2025	105	$13.22	to	$12.64	$1,382	0.16%	0.75%	to	2.00%	13.28%	to	11.86%
2024	120	$11.67	to	$11.30	$1,397	—%	0.75%	to	2.00%	4.10%	to	2.73%
2023	81	$11.21	to	$11.00	$909	—%	0.75%	to	2.00%	3.22%	to	2.04%
2022 (6)	31	$10.86	to	$10.78	$338	—%	0.75%	to	2.00%	9.15%	to	8.45%

Fidelity VIP Mid Cap Portfolio – Service Class:
2025	7			$25.62	$171	0.37%			0.95%			10.62%
2024	7			$23.16	$155	0.47%			0.95%			16.21%
2023	7			$19.93	$133	0.45%			0.95%			13.95%
2022	7			$17.49	$117	0.41%			0.95%			(15.67)%
2021	7			$20.74	$138	0.52%			0.95%			24.34%

Fidelity VIP Mid Cap Portfolio – Service Class 2:
2025	790	$18.54	to	$51.31	$23,195	0.24%	0.75%	to	2.00%	10.69%	to	9.29%
2024	861	$16.75	to	$46.95	$23,811	0.33%	0.75%	to	2.00%	16.32%	to	14.82%
2023	978	$14.40	to	$40.89	$24,044	0.38%	0.75%	to	2.00%	13.92%	to	12.55%
2022	1,027	$12.64	to	$36.33	$23,492	0.26%	0.75%	to	2.00%	(15.62)%	to	(16.66)%
2021	1,095	$14.98	to	$43.59	$31,247	0.36%	0.75%	to	2.00%	24.42%	to	22.82%

Fidelity VIP Overseas Portfolio – Service Class 2:
2025	725	$16.08	to	$26.21	$17,169	1.30%	0.75%	to	2.00%	19.11%	to	17.69%
2024	849	$13.50	to	$22.27	$17,538	1.36%	0.75%	to	2.00%	4.01%	to	2.72%
2023	895	$12.98	to	$21.68	$18,684	0.77%	0.75%	to	2.00%	19.41%	to	17.83%
2022	1,010	$10.87	to	$18.40	$18,603	0.86%	0.75%	to	2.00%	(25.29)%	to	(26.16)%
2021	998	$14.55	to	$24.92	$24,906	0.32%	0.75%	to	2.00%	18.49%	to	17.00%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
Franklin Templeton VIP Trust – Franklin Global Real Estate VIP Fund – Class 2:
2025	104	$11.72	to	$10.52	$1,228	1.36%	0.75%	to	2.00%	7.13%	to	5.84%
2024	124	$10.94	to	$9.94	$1,367	1.78%	0.75%	to	2.00%	(1.08)%	to	(2.36)%
2023	143	$11.06	to	$10.18	$1,586	2.81%	0.75%	to	2.00%	10.60%	to	9.23%
2022	163	$10.00	to	$9.32	$1,643	2.42%	0.75%	to	2.00%	(26.63)%	to	(27.53)%
2021	154	$13.63	to	$12.86	$2,132	0.89%	0.75%	to	2.00%	25.85%	to	24.37%

Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 4:
2025	481	$14.98	to	$14.26	$7,205	4.65%	0.75%	to	1.40%	11.62%	to	10.89%
2024	516	$13.42	to	$12.86	$6,921	4.88%	0.75%	to	1.40%	6.25%	to	5.58%
2023	512	$12.63	to	$12.18	$6,462	4.92%	0.75%	to	1.40%	7.76%	to	7.03%
2022	398	$11.72	to	$11.38	$4,659	4.91%	0.75%	to	1.40%	(6.31)%	to	(6.95)%
2021	293	$12.51	to	$12.23	$3,671	4.25%	0.75%	to	1.40%	15.73%	to	15.05%

Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 4:
2025	481	$21.47	to	$26.44	$10,471	0.75%	0.75%	to	1.40%	10.84%	to	10.12%
2024	494	$19.37	to	$24.01	$9,775	0.92%	0.75%	to	1.40%	9.87%	to	9.14%
2023	471	$17.63	to	$22.00	$8,520	0.86%	0.75%	to	1.40%	11.16%	to	10.39%
2022	445	$15.86	to	$19.93	$7,288	0.78%	0.75%	to	1.40%	(11.35)%	to	(11.89)%
2021	390	$17.89	to	$22.62	$7,326	0.79%	0.75%	to	1.40%	25.63%	to	24.83%

Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2:
2025	59	$38.46	to	$34.50	$2,225	1.10%	1.30%	to	2.00%	6.27%	to	5.50%
2024	73	$36.19	to	$32.70	$2,595	0.91%	1.30%	to	2.00%	10.27%	to	9.47%
2023	80	$32.82	to	$29.87	$2,589	0.53%	1.30%	to	2.00%	11.29%	to	10.55%
2022	98	$29.49	to	$27.02	$2,868	0.99%	1.30%	to	2.00%	(11.23)%	to	(11.84)%
2021	118	$33.22	to	$30.65	$3,856	1.05%	1.30%	to	2.00%	23.72%	to	22.85%

Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2:
2025	355	$10.09	to	$9.67	$3,582	3.24%	0.75%	to	1.40%	5.88%	to	5.22%
2024	341	$9.53	to	$9.19	$3,250	4.12%	0.75%	to	1.40%	0.63%	to	(0.11)%
2023	296	$9.47	to	$9.20	$2,804	2.74%	0.75%	to	1.40%	3.61%	to	3.02%
2022	255	$9.14	to	$8.93	$2,330	2.28%	0.75%	to	1.40%	(10.39)%	to	(10.97)%
2021	240	$10.20	to	$10.03	$2,444	2.44%	0.75%	to	1.40%	(2.58)%	to	(3.19)%

Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 4:
2025	252	$8.60	to	$7.46	$2,120	—%	0.75%	to	2.00%	14.67%	to	13.37%
2024	266	$7.50	to	$6.58	$1,951	—%	0.75%	to	2.00%	(12.08)%	to	(13.19)%
2023	288	$8.53	to	$7.58	$2,401	—%	0.75%	to	2.00%	2.16%	to	0.80%
2022	290	$8.35	to	$7.52	$2,353	—%	0.75%	to	2.00%	(5.86)%	to	(7.05)%
2021	322	$8.87	to	$8.09	$2,782	—%	0.75%	to	2.00%	(5.74)%	to	(6.90)%

Franklin Templeton VIP Trust – Templeton Growth VIP Fund – Class 2:
2025	19			$35.56	$690	0.87%			0.85%			22.79%
2024	20			$28.96	$582	0.94%			0.85%			4.47%
2023	21			$27.72	$581	3.31%			0.85%			20.00%
2022	22			$23.10	$510	0.16%			0.85%			(12.23)%
2021	23			$26.32	$612	1.14%			0.85%			3.95%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
Global Emerging Markets Account – Class 1:
2025 (20)	638	$6.50	to	$44.09	$26,500	0.64%	0.42%	to	2.00%	36.69%	to	34.54%
2024	790	$4.75	to	$32.77	$24,143	1.95%	0.39%	to	2.00%	6.06%	to	4.36%
2023	972	$4.48	to	$31.40	$27,135	2.45%	0.39%	to	2.00%	12.06%	to	10.33%
2022	1,115	$4.00	to	$28.46	$28,639	1.57%	0.40%	to	2.00%	(22.98)%	to	(24.19)%
2021	1,178	$5.19	to	$37.54	$39,901	0.43%	0.45%	to	2.00%	0.16%	to	(1.42)%

Goldman Sachs VIT – Mid Cap Value Fund – Institutional Shares:
2025	149	$49.73	to	$43.21	$7,335	1.12%	1.30%	to	2.00%	7.97%	to	7.25%
2024	183	$46.06	to	$40.29	$8,324	0.97%	1.30%	to	2.00%	10.93%	to	10.14%
2023	219	$41.52	to	$36.58	$8,965	0.96%	1.30%	to	2.00%	9.99%	to	9.23%
2022	262	$37.75	to	$33.49	$9,777	0.66%	1.30%	to	2.00%	(11.16)%	to	(11.78)%
2021	304	$42.49	to	$37.96	$12,777	0.45%	1.30%	to	2.00%	29.27%	to	28.37%

Goldman Sachs VIT – Mid Cap Value Fund – Service Shares:
2025	133	$19.36	to	$20.15	$2,584	0.91%	0.75%	to	1.40%	8.34%	to	7.64%
2024	155	$17.87	to	$18.72	$2,784	0.72%	0.75%	to	1.40%	11.27%	to	10.57%
2023	189	$16.06	to	$16.93	$3,077	0.73%	0.75%	to	1.40%	10.30%	to	9.58%
2022	189	$14.56	to	$15.45	$2,802	0.46%	0.75%	to	1.40%	(10.89)%	to	(11.46)%
2021	159	$16.34	to	$17.45	$2,649	0.23%	0.75%	to	1.40%	29.58%	to	28.69%

Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares:
2025	85	$43.69	to	$37.95	$3,662	0.70%	1.30%	to	2.00%	14.64%	to	13.83%
2024	99	$38.11	to	$33.34	$3,719	0.91%	1.30%	to	2.00%	17.51%	to	16.70%
2023	121	$32.43	to	$28.57	$3,891	0.95%	1.30%	to	2.00%	17.76%	to	16.90%
2022	150	$27.54	to	$24.44	$4,091	0.30%	1.30%	to	2.00%	(20.43)%	to	(20.96)%
2021	177	$34.61	to	$30.92	$6,058	0.46%	1.30%	to	2.00%	22.17%	to	21.30%

Goldman Sachs VIT – Small Cap Equity Insights Fund – Service Shares:
2025	71	$18.40	to	$24.25	$1,335	0.52%	0.75%	to	1.40%	15.00%	to	14.17%
2024	75	$16.00	to	$21.24	$1,248	0.71%	0.75%	to	1.40%	17.91%	to	17.15%
2023	88	$13.57	to	$18.13	$1,234	0.84%	0.75%	to	1.40%	18.10%	to	17.35%
2022	79	$11.49	to	$15.45	$950	0.09%	0.75%	to	1.40%	(20.26)%	to	(20.77)%
2021	81	$14.41	to	$19.50	$1,225	0.29%	0.75%	to	1.40%	22.53%	to	21.80%

Government & High Quality Bond Account – Class 1:
2025 (20)	3,449	$3.04	to	$10.68	$37,263	3.50%	0.44%	to	2.00%	7.45%	to	5.74%
2024	4,365	$2.83	to	$10.10	$41,788	3.04%	0.41%	to	2.00%	0.19%	to	(1.37)%
2023	4,832	$2.82	to	$10.24	$47,779	2.28%	0.43%	to	2.00%	4.20%	to	2.61%
2022	5,669	$2.71	to	$9.98	$54,321	1.37%	0.39%	to	2.00%	(12.17)%	to	(13.59)%
2021	6,567	$3.08	to	$11.55	$73,054	2.25%	0.45%	to	2.00%	(1.74)%	to	(3.27)%

Guggenheim Investments VIF Global Managed Futures Strategy Fund:
2025	14	$11.61	to	$8.93	$156	1.87%	0.75%	to	2.00%	2.93%	to	1.59%
2024	23	$11.28	to	$8.79	$255	2.67%	0.75%	to	2.00%	(0.44)%	to	(1.68)%
2023	24	$11.33	to	$8.94	$256	2.75%	0.75%	to	2.00%	3.09%	to	1.82%
2022	162	$10.99	to	$8.78	$1,547	3.65%	0.75%	to	2.00%	10.45%	to	9.07%
2021	19	$9.95	to	$8.05	$181	—%	0.75%	to	2.00%	0.20%	to	(1.11)%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
Guggenheim Investments VIF Multi-Hedge Strategies Fund:
2025	44	$11.09	to	$9.57	$468	2.29%	0.75%	to	2.00%	0.54%	to	(0.73)%
2024	45	$11.03	to	$9.64	$481	4.67%	0.75%	to	2.00%	(4.42)%	to	(5.58)%
2023	54	$11.54	to	$10.21	$600	3.16%	0.75%	to	2.00%	3.59%	to	2.30%
2022	78	$11.14	to	$9.98	$834	1.22%	0.75%	to	2.00%	(4.13)%	to	(5.31)%
2021	63	$11.62	to	$10.54	$711	—%	0.75%	to	2.00%	7.29%	to	5.93%

Guggenheim Investments VIF – Series F (Guggenheim Floating Rate Strategies Series):
2025	397	$12.44	to	$11.87	$4,971	8.90%	0.75%	to	2.00%	2.81%	to	1.54%
2024	435	$12.10	to	$11.69	$5,312	8.01%	0.75%	to	2.00%	6.05%	to	4.66%
2023	497	$11.41	to	$11.17	$5,750	3.51%	0.75%	to	2.00%	10.24%	to	8.98%
2022	485	$10.35	to	$10.25	$5,108	2.49%	0.75%	to	2.00%	(1.62)%	to	(2.84)%
2021	325	$10.52	to	$10.55	$3,509	2.45%	0.75%	to	2.00%	1.74%	to	0.48%

Invesco V.I. American Franchise Fund – Series I Shares:
2025	84	$52.16	to	$48.05	$4,400	—%	1.30%	to	1.90%	10.20%	to	9.55%
2024	111	$47.33	to	$43.86	$5,277	—%	1.30%	to	1.90%	33.14%	to	32.35%
2023	125	$35.55	to	$33.14	$4,460	—%	1.30%	to	1.90%	39.14%	to	38.26%
2022	131	$25.55	to	$23.97	$3,358	—%	1.30%	to	1.90%	(32.01)%	to	(32.40)%
2021	139	$37.58	to	$35.46	$5,221	—%	1.30%	to	1.90%	10.50%	to	9.82%

Invesco V.I. American Value Fund – Series I Shares:
2025	169	$17.55	to	$17.06	$2,957	0.45%	1.40%	to	2.00%	19.31%	to	18.55%
2024	196	$14.71	to	$14.39	$2,877	0.95%	1.40%	to	2.00%	28.58%	to	27.80%
2023	249	$11.44	to	$11.26	$2,842	0.60%	1.40%	to	2.00%	14.06%	to	13.39%
2022	308	$10.03	to	$9.93	$3,084	0.74%	1.40%	to	2.00%	(4.02)%	to	(4.52)%
2021 (4)	374	$10.45	to	$10.40	$3,909	0.58%	1.40%	to	2.00%	4.50%	to	4.00%

Invesco V.I. Balanced-Risk Allocation Fund – Series II Shares:
2025	68	$12.48	to	$13.33	$853	6.88%	0.75%	to	1.40%	7.87%	to	7.15%
2024	93	$11.57	to	$12.44	$1,085	5.97%	0.75%	to	1.40%	2.75%	to	2.13%
2023	96	$11.26	to	$12.18	$1,097	— %	0.75%	to	1.40%	5.63%	to	4.91%
2022	93	$10.66	to	$11.61	$1,010	7.97%	0.75%	to	1.40%	(15.13)%	to	(15.69)%
2021	72	$12.56	to	$13.77	$928	3.36%	0.75%	to	1.40%	8.46%	to	7.75%

Invesco V.I. Core Equity Fund – Series I Shares:
2025	312	$38.88	to	$33.44	$12,151	0.64%	1.30%	to	1.90%	14.66%	to	13.97%
2024	367	$33.91	to	$29.34	$12,457	0.68%	1.30%	to	1.90%	23.99%	to	23.23%
2023	428	$27.35	to	$23.81	$11,720	0.72%	1.30%	to	1.90%	21.77%	to	21.05%
2022	482	$22.46	to	$19.67	$10,837	0.90%	1.30%	to	1.90%	(21.58)%	to	(22.04)%
2021	539	$28.64	to	$25.23	$15,437	0.66%	1.30%	to	1.90%	26.11%	to	25.34%

Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares:
2025	41	$16.87	to	$16.30	$692	—%	1.30%	to	1.90%	3.43%	to	2.84%
2024	44	$16.31	to	$15.85	$722	—%	1.30%	to	1.90%	22.63%	to	21.83%
2023	47	$13.30	to	$13.01	$619	—%	1.30%	to	1.90%	11.67%	to	11.01%
2022	62	$11.91	to	$11.72	$739	—%	1.30%	to	1.90%	(31.86)%	to	(32.25)%
2021	64	$17.48	to	$17.30	$1,126	—%	1.30%	to	1.90%	17.55%	to	16.81%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
Invesco V.I. EQV International Equity Fund – Series I Shares:
2025	216	$16.99	to	$15.28	$3,676	1.36%	1.40%	to	2.00%	14.87%	to	14.20%
2024	271	$14.79	to	$13.38	$4,007	1.71%	1.40%	to	2.00%	(0.74)%	to	(1.40)%
2023	300	$14.90	to	$13.57	$4,471	0.19%	1.40%	to	2.00%	16.50%	to	15.78%
2022	367	$12.79	to	$11.72	$4,696	1.73%	1.40%	to	2.00%	(19.46)%	to	(19.89)%
2021	387	$15.88	to	$14.63	$6,123	1.27%	1.40%	to	2.00%	4.40%	to	3.76%

Invesco V.I. EQV International Equity Fund – Series II Shares:
2025	252	$14.08	to	$14.30	$3,564	1.18%	0.75%	to	1.40%	15.41%	to	14.68%
2024	274	$12.20	to	$12.47	$3,355	1.56%	0.75%	to	1.40%	(0.41)%	to	(1.11)%
2023	272	$12.25	to	$12.61	$3,356	—%	0.75%	to	1.40%	17.00%	to	16.22%
2022	263	$10.47	to	$10.85	$2,790	1.52%	0.75%	to	1.40%	(19.15)%	to	(19.63)%
2021	228	$12.95	to	$13.50	$3,001	1.09%	0.75%	to	1.40%	4.86%	to	4.17%

Invesco V.I. Health Care Fund – Series I Shares:
2025	126	$38.05	to	$17.34	$4,306	—%	1.30%	to	2.00%	13.82%	to	13.04%
2024	143	$33.43	to	$15.34	$4,283	—%	1.30%	to	2.00%	2.83%	to	2.06%
2023	180	$32.51	to	$15.03	$5,057	—%	1.30%	to	2.00%	1.69%	to	1.01%
2022	206	$31.97	to	$14.88	$5,707	—%	1.30%	to	2.00%	(14.45)%	to	(15.02)%
2021	225	$37.37	to	$17.51	$7,332	0.20%	1.30%	to	2.00%	10.86%	to	10.06%

Invesco V.I. Health Care Fund – Series II Shares:
2025	307	$17.37	to	$16.81	$5,335	—%	0.75%	to	1.40%	14.20%	to	13.50%
2024	369	$15.21	to	$14.81	$5,606	—%	0.75%	to	1.40%	3.12%	to	2.42%
2023	414	$14.75	to	$14.46	$6,113	—%	0.75%	to	1.40%	1.94%	to	1.33%
2022	457	$14.47	to	$14.27	$6,626	—%	0.75%	to	1.40%	(14.18)%	to	(14.76)%
2021	492	$16.86	to	$16.74	$8,308	—%	0.75%	to	1.40%	11.21%	to	10.50%

Invesco V.I. Main Street Small Cap Fund – Series II Shares:
2025	14	$27.60	to	$25.58	$395	0.23%	1.30%	to	1.90%	7.06%	to	6.41%
2024	18	$25.78	to	$24.04	$466	—%	1.30%	to	1.90%	10.93%	to	10.28%
2023	19	$23.24	to	$21.80	$451	0.97%	1.30%	to	1.90%	16.32%	to	15.59%
2022	18	$19.98	to	$18.86	$354	0.25%	1.30%	to	1.90%	(17.13)%	to	(17.64)%
2021	20	$24.11	to	$22.90	$487	0.18%	1.30%	to	1.90%	20.67%	to	19.96%

Invesco V.I. Small Cap Equity Fund – Series I Shares:
2025	72	$46.93	to	$40.77	$3,340	—%	1.30%	to	2.00%	6.63%	to	5.90%
2024	88	$44.01	to	$38.50	$3,824	0.12%	1.30%	to	2.00%	16.55%	to	15.75%
2023	119	$37.76	to	$33.26	$4,440	—%	1.30%	to	2.00%	15.09%	to	14.26%
2022	144	$32.81	to	$29.11	$4,693	—%	1.30%	to	2.00%	(21.53)%	to	(22.08)%
2021	163	$41.81	to	$37.36	$6,720	0.16%	1.30%	to	2.00%	18.85%	to	18.04%

Invesco V.I. Technology Fund – Series I Shares:
2025	96	$36.78	to	$31.72	$3,528	—%	1.30%	to	1.90%	18.91%	to	18.18%
2024	109	$30.93	to	$26.84	$3,381	—%	1.30%	to	1.90%	32.52%	to	31.76%
2023	124	$23.34	to	$20.37	$2,902	—%	1.30%	to	1.90%	45.06%	to	44.16%
2022	126	$16.09	to	$14.13	$2,027	—%	1.30%	to	1.90%	(40.71)%	to	(41.08)%
2021	135	$27.14	to	$23.98	$3,677	—%	1.30%	to	1.90%	12.94%	to	12.27%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
Janus Henderson Global Sustainable Equity Portfolio – Service Shares:
2025	26	$14.60	to	$13.96	$378	0.25%	0.75%	to	2.00%	16.33%	to	14.90%
2024	23	$12.55	to	$12.15	$289	0.24%	0.75%	to	2.00%	10.18%	to	8.77%
2023	16	$11.39	to	$11.17	$177	0.78%	0.75%	to	2.00%	22.34%	to	20.89%
2022 (6)	5	$9.31	to	$9.24	$46	1.58%	0.75%	to	2.00%	(7.27)%	to	(7.97)%

Janus Henderson Series Balanced Portfolio – Service Shares:
2025	721	$13.49	to	$13.10	$9,721	1.72%	0.75%	to	1.40%	13.94%	to	13.22%
2024	700	$11.84	to	$11.57	$8,280	1.76%	0.75%	to	1.40%	14.29%	to	13.54%
2023	708	$10.36	to	$10.19	$7,327	1.83%	0.75%	to	1.40%	14.22%	to	13.60%
2022	555	$9.07	to	$8.97	$5,025	1.22%	0.75%	to	1.40%	(17.17)%	to	(17.78)%
2021 (5)	418	$10.95	to	$10.91	$4,581	0.75%	0.75%	to	1.40%	9.61%	to	9.21%

Janus Henderson Series Enterprise Portfolio – Service Shares:
2025	220	$11.53	to	$11.30	$8,384	0.18%	0.75%	to	2.00%	6.66%	to	5.31%
2024	209	$10.81	to	$10.73	$8,465	0.63%	0.75%	to	2.00%	8.32%	to	7.52%
2023	230	$35.83	to	$31.19	$8,251	0.09%	1.30%	to	1.90%	16.26%	to	15.56%
2022	261	$30.82	to	$26.99	$8,039	0.27%	1.30%	to	1.90%	(17.24)%	to	(17.74)%
2021	278	$37.24	to	$32.81	$10,355	0.24%	1.30%	to	1.90%	15.04%	to	14.36%

Janus Henderson Series Flexible Bond Portfolio – Service Shares:
2025	1,015	$11.22	to	$9.88	$11,258	4.51%	0.75%	to	2.00%	6.35%	to	5.11%
2024	983	$10.55	to	$9.40	$10,251	4.27%	0.75%	to	2.00%	0.86%	to	(0.42)%
2023	925	$10.46	to	$9.44	$9,565	3.75%	0.75%	to	2.00%	4.60%	to	3.17%
2022	833	$10.00	to	$9.15	$8,223	2.19%	0.75%	to	2.00%	(14.60)%	to	(15.59)%
2021	803	$11.71	to	$10.84	$9,275	2.33%	0.75%	to	2.00%	(1.84)%	to	(3.04)%

Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares:
2025	368	$31.56	to	$30.24	$11,596	—%	0.75%	to	1.40%	23.91%	to	23.08%
2024	396	$25.47	to	$24.57	$10,090	—%	0.75%	to	1.40%	30.75%	to	29.93%
2023	371	$19.48	to	$18.91	$7,226	—%	0.75%	to	1.40%	53.14%	to	52.13%
2022	352	$12.72	to	$12.43	$4,473	—%	0.75%	to	1.40%	(37.59)%	to	(38.00)%
2021	397	$20.38	to	$20.05	$8,082	0.62%	0.75%	to	1.40%	16.86%	to	16.10%

LargeCap Growth Account I – Class 1:
2025 (20)	1,722	$8.61	to	$176.10	$151,536	—%	0.42%	to	2.00%	10.93%	to	9.19%
2024	2,266	$7.76	to	$161.28	$162,814	—%	0.46%	to	2.00%	24.61%	to	22.64%
2023	2,452	$6.23	to	$131.51	$154,124	—%	0.40%	to	2.00%	39.76%	to	37.58%
2022	2,646	$4.46	to	$95.59	$126,043	—%	0.41%	to	2.00%	(34.43)%	to	(35.46)%
2021	2,861	$6.80	to	$148.11	$210,317	—%	0.50%	to	2.00%	21.38%	to	19.48%

LargeCap S&P 500 Index Account – Class 1:
2025 (20)	1,950	$7.46	to	$46.50	$90,208	1.35%	0.43%	to	2.00%	17.13%	to	15.30%
2024	2,684	$6.37	to	$40.33	$94,633	1.46%	0.47%	to	2.00%	24.21%	to	22.25%
2023	2,895	$5.13	to	$32.99	$89,024	1.39%	0.41%	to	2.00%	25.45%	to	23.51%
2022	3,260	$4.09	to	$26.71	$83,768	1.28%	0.40%	to	2.00%	(18.67)%	to	(19.96)%
2021	3,460	$5.03	to	$33.37	$115,616	1.37%	0.38%	to	2.00%	27.80%	to	25.78%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
LargeCap S&P 500 Index Account – Class 2:
2025	2,869	$26.61	to	$31.69	$76,977	1.20%	0.75%	to	1.40%	16.46%	to	15.66%
2024	3,005	$22.85	to	$27.40	$69,321	1.35%	0.75%	to	1.40%	23.45%	to	22.65%
2023	2,785	$18.51	to	$22.34	$52,322	1.25%	0.75%	to	1.40%	24.73%	to	23.97%
2022	2,783	$14.84	to	$18.02	$42,043	1.15%	0.75%	to	1.40%	(19.13)%	to	(19.66)%
2021	2,485	$18.35	to	$22.43	$46,636	1.34%	0.75%	to	1.40%	27.08%	to	26.22%

LVIP American Century Capital Appreciation Fund – Standard Class II:
2025	33	$27.93	to	$26.04	$932	—%	1.40%	to	2.00%	5.24%	to	4.62%
2024 (11)	41	$26.54	to	$24.89	$1,080	—%	1.40%	to	2.00%	14.40%	to	13.91%

LVIP American Century Disciplined Core Value Fund – Standard Class II:
2025	215	$42.56	to	$33.21	$8,566	1.66%	0.85%	to	1.90%	13.89%	to	12.69%
2024 (11)	239	$37.37	to	$29.47	$8,369	1.23%	0.85%	to	1.90%	5.95%	to	5.21%

LVIP American Century Inflation Protection Fund – Service Class:
2025	1,450	$11.47	to	$12.47	$19,378	6.81%	0.75%	to	2.00%	5.52%	to	4.18%
2024 (11)	1,721	$10.87	to	$11.97	$22,077	4.12%	0.75%	to	2.00%	2.74%	to	1.87%

LVIP American Century Mid Cap Value Fund – Service Class:
2025	111	$38.54	to	$34.65	$4,250	1.55%	1.30%	to	2.00%	7.44%	to	6.65%
2024 (11)	132	$35.87	to	$32.49	$4,688	2.49%	1.30%	to	2.00%	5.78%	to	5.28%

LVIP American Century Ultra Fund – Service Class:
2025	174	$80.60	to	$70.90	$13,996	—%	1.40%	to	2.00%	11.11%	to	10.44%
2024 (11)	224	$72.54	to	$64.20	$16,266	—%	1.40%	to	2.00%	18.18%	to	17.71%

LVIP American Century Ultra Fund – Standard Class II:
2025	50	$70.46	to	$60.78	$3,557	—%	1.30%	to	1.90%	11.38%	to	10.71%
2024 (11)	58	$63.26	to	$54.90	$3,668	—%	1.30%	to	1.90%	18.38%	to	17.89%

LVIP American Century Value Fund – Service Class:
2025	543	$19.13	to	$40.03	$16,534	1.46%	0.75%	to	1.90%	14.96%	to	13.66%
2024 (11)	566	$16.64	to	$35.22	$15,523	2.84%	0.75%	to	1.90%	5.92%	to	5.10%

Macquarie VIP Small Cap Value Series – Service Class:
2025	60	$22.46	to	$20.57	$1,338	1.01%	1.30%	to	2.00%	6.45%	to	5.70%
2024	71	$21.10	to	$19.46	$1,471	1.05%	1.30%	to	2.00%	9.55%	to	8.84%
2023	90	$19.26	to	$17.88	$1,717	0.66%	1.30%	to	2.00%	7.66%	to	6.94%
2022	116	$17.89	to	$16.72	$2,051	0.54%	1.30%	to	2.00%	(13.45)%	to	(14.12)%
2021	143	$20.67	to	$19.47	$2,932	0.63%	1.30%	to	2.00%	32.25%	to	31.38%

MFS® International Intrinsic Value Portfolio – Service Class:
2025	429	$18.27	to	$19.49	$8,197	1.29%	0.75%	to	2.00%	32.01%	to	30.37%
2024	514	$13.84	to	$14.95	$7,504	1.15%	0.75%	to	2.00%	6.13%	to	4.84%
2023	552	$13.04	to	$14.26	$7,663	0.47%	0.75%	to	2.00%	16.43%	to	15.00%
2022	589	$11.20	to	$12.40	$7,133	0.52%	0.75%	to	2.00%	(24.27)%	to	(25.26)%
2021	661	$14.79	to	$16.59	$10,791	0.14%	0.75%	to	2.00%	9.39%	to	8.08%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
MFS® New Discovery Series – Service Class:
2025	257	$17.60	to	$22.70	$4,839	—%	0.75%	to	2.00%	11.75%	to	10.35%
2024	324	$15.75	to	$20.57	$5,466	—%	0.75%	to	2.00%	5.63%	to	4.31%
2023	349	$14.91	to	$19.72	$5,626	—%	0.75%	to	2.00%	13.38%	to	11.98%
2022	369	$13.15	to	$17.61	$5,306	—%	0.75%	to	2.00%	(30.50)%	to	(31.37)%
2021	378	$18.92	to	$25.66	$7,907	—%	0.75%	to	2.00%	0.80%	to	(0.47)%

MFS® Utilities Series – Service Class:
2025	553	$17.84	to	$36.10	$12,652	2.70%	0.75%	to	2.00%	13.92%	to	12.50%
2024	612	$15.66	to	$32.09	$12,594	2.03%	0.75%	to	2.00%	10.52%	to	9.11%
2023	711	$14.17	to	$29.41	$13,525	3.29%	0.75%	to	2.00%	(3.08)%	to	(4.23)%
2022	829	$14.62	to	$30.71	$17,010	2.26%	0.75%	to	2.00%	(0.27)%	to	(1.51)%
2021	747	$14.66	to	$31.18	$16,806	1.55%	0.75%	to	2.00%	12.94%	to	11.56%

MFS® Value Series – Service Class:
2025	51	$47.08	to	$42.61	$2,387	1.39%	1.40%	to	2.00%	11.20%	to	10.53%
2024	60	$42.34	to	$38.55	$2,550	1.40%	1.40%	to	2.00%	9.80%	to	9.14%
2023	74	$38.56	to	$35.32	$2,841	1.31%	1.40%	to	2.00%	6.14%	to	5.50%
2022	111	$36.33	to	$33.48	$4,011	1.15%	1.40%	to	2.00%	(7.44)%	to	(8.00)%
2021	113	$39.25	to	$36.39	$4,416	1.11%	1.40%	to	2.00%	23.39%	to	22.69%

MidCap Account – Class 1:
2025 (20)	1,239	$30.05	to	$199.81	$238,604	0.30%	0.43%	to	2.00%	1.36%	to	(0.23)%
2024	1,484	$29.65	to	$200.28	$276,321	0.24%	0.41%	to	2.00%	19.76%	to	17.87%
2023	1,755	$24.75	to	$169.91	$274,723	—%	0.39%	to	2.00%	25.56%	to	23.59%
2022	1,991	$19.72	to	$137.48	$254,820	0.19%	0.39%	to	2.00%	(23.30)%	to	(24.50)%
2021	2,177	$25.70	to	$182.09	$369,568	0.13%	0.44%	to	2.00%	25.00%	to	23.04%

MidCap Account – Class 2:
2025	1,492	$16.59	to	$16.00	$24,741	0.08%	0.75%	to	1.40%	0.79%	to	0.13%
2024	1,484	$16.46	to	$15.98	$24,428	0.05%	0.75%	to	1.40%	19.02%	to	18.28%
2023	1,396	$13.83	to	$13.51	$19,291	—%	0.75%	to	1.40%	24.82%	to	24.06%
2022	1,296	$11.08	to	$10.89	$14,344	—%	0.75%	to	1.40%	(23.74)%	to	(24.27)%
2021	916	$14.53	to	$14.38	$13,299	—%	0.75%	to	1.40%	24.29%	to	23.43%

Neuberger Berman AMT Mid Cap Growth Portfolio – S Class Shares:
2025	144	$19.78	to	$21.70	$3,064	—%	0.75%	to	2.00%	4.44%	to	3.19%
2024	159	$18.94	to	$21.03	$3,263	—%	0.75%	to	2.00%	22.83%	to	21.28%
2023	174	$15.42	to	$17.34	$2,949	—%	0.75%	to	2.00%	17.08%	to	15.60%
2022	199	$13.17	to	$15.00	$2,914	—%	0.75%	to	2.00%	(29.35)%	to	(30.23)%
2021	223	$18.64	to	$21.50	$4,639	—%	0.75%	to	2.00%	11.88%	to	10.48%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
Neuberger Berman AMT Quality Equity Portfolio – I Class Shares:
2025 (18)	60	$60.88	to	$53.55	$3,659	—%	1.40%	to	2.00%	12.16%	to	11.49%
2024	74	$54.28	to	$48.03	$4,042	0.21%	1.40%	to	2.00%	24.07%	to	23.31%
2023	102	$43.75	to	$38.95	$4,463	0.33%	1.40%	to	2.00%	25.14%	to	24.40%
2022	135	$34.96	to	$31.31	$4,699	0.43%	1.40%	to	2.00%	(19.58)%	to	(20.07)%
2021	161	$43.47	to	$39.17	$6,993	0.37%	1.40%	to	2.00%	21.76%	to	21.04%

Neuberger Berman AMT Quality Equity Portfolio – S Class Shares:
2025 (19)	38	$22.76	to	$21.67	$868	—%	0.75%	to	1.40%	12.62%	to	11.87%
2024	38	$20.21	to	$19.37	$770	—%	0.75%	to	1.40%	24.52%	to	23.77%
2023	28	$16.23	to	$15.65	$450	0.09%	0.75%	to	1.40%	25.62%	to	24.80%
2022	15	$12.92	to	$12.54	$194	0.14%	0.75%	to	1.40%	(19.25)%	to	(19.77)%
2021	6	$16.00	to	$15.63	$99	0.20%	0.75%	to	1.40%	22.23%	to	21.45%

PIMCO VIT All Asset Portfolio – Administrative Class:
2025	56	$21.59	to	$19.54	$1,209	4.60%	1.40%	to	2.00%	12.62%	to	11.98%
2024	62	$19.17	to	$17.45	$1,188	6.52%	1.40%	to	2.00%	2.40%	to	1.75%
2023	70	$18.72	to	$17.15	$1,308	2.88%	1.40%	to	2.00%	6.48%	to	5.93%
2022	93	$17.58	to	$16.19	$1,634	7.76%	1.40%	to	2.00%	(13.06)%	to	(13.61)%
2021	115	$20.22	to	$18.74	$2,317	11.14%	1.40%	to	2.00%	14.63%	to	13.92%

PIMCO VIT All Asset Portfolio – Advisor Class:
2025	36	$14.04	to	$14.51	$513	4.50%	0.75%	to	1.40%	13.41%	to	12.66%
2024	37	$12.38	to	$12.88	$458	6.28%	0.75%	to	1.40%	2.74%	to	2.06%
2023	28	$12.05	to	$12.62	$338	2.82%	0.75%	to	1.40%	7.21%	to	6.59%
2022	28	$11.24	to	$11.84	$319	7.83%	0.75%	to	1.40%	(12.53)%	to	(13.13)%
2021	20	$12.85	to	$13.63	$265	10.82%	0.75%	to	1.40%	15.25%	to	14.44%

PIMCO VIT CommodityRealReturn® Strategy Portfolio – M Class:
2025	22	$14.50	to	$11.46	$319	2.67%	0.75%	to	1.40%	17.69%	to	16.82%
2024	25	$12.32	to	$9.81	$308	1.94%	0.75%	to	1.40%	2.92%	to	2.29%
2023	25	$11.97	to	$9.59	$299	21.61%	0.75%	to	1.40%	(8.77)%	to	(9.44)%
2022	68	$13.12	to	$10.59	$851	19.65%	0.75%	to	1.40%	7.54%	to	6.97%
2021	38	$12.20	to	$9.90	$423	5.25%	0.75%	to	1.40%	31.75%	to	30.95%

PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class:
2025	112	$11.04	to	$10.71	$1,239	6.82%	0.75%	to	1.40%	14.17%	to	13.33%
2024	91	$9.67	to	$9.45	$877	6.42%	0.75%	to	1.40%	6.73%	to	6.06%
2023	95	$9.06	to	$8.91	$858	5.68%	0.75%	to	1.40%	10.35%	to	9.59%
2022	91	$8.21	to	$8.13	$749	4.82%	0.75%	to	1.40%	(16.40)%	to	(16.87)%
2021 (5)	30	$9.82	to	$9.78	$293	3.86%	0.75%	to	1.40%	(1.80)%	to	(2.20)%

PIMCO VIT High Yield Portfolio – Administrative Class:
2025	1,344	$13.68	to	$18.28	$20,711	6.26%	0.75%	to	2.00%	8.14%	to	6.84%
2024	1,427	$12.65	to	$17.11	$20,698	5.83%	0.75%	to	2.00%	6.12%	to	4.78%
2023	1,473	$11.92	to	$16.33	$20,595	5.65%	0.75%	to	2.00%	11.40%	to	9.97%
2022	1,523	$10.70	to	$14.85	$19,820	5.07%	0.75%	to	2.00%	(10.98)%	to	(12.03)%
2021	1,558	$12.02	to	$16.88	$23,370	4.43%	0.75%	to	2.00%	2.91%	to	1.56%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
PIMCO VIT Low Duration Portfolio – Advisor Class:
2025	749	$10.95	to	$9.52	$8,175	3.83%	0.75%	to	2.00%	4.68%	to	3.25%
2024	735	$10.46	to	$9.22	$7,668	3.86%	0.75%	to	2.00%	3.56%	to	2.33%
2023	642	$10.10	to	$9.01	$6,449	3.49%	0.75%	to	2.00%	4.12%	to	2.85%
2022	560	$9.70	to	$8.76	$5,406	1.61%	0.75%	to	2.00%	(6.55)%	to	(7.69)%
2021	475	$10.38	to	$9.49	$4,901	0.43%	0.75%	to	2.00%	(1.70)%	to	(2.97)%

PIMCO VIT Total Return Portfolio – Administrative Class:
2025	2,199	$11.30	to	$12.35	$26,133	4.09%	0.75%	to	2.00%	8.13%	to	6.74%
2024	2,333	$10.45	to	$11.57	$25,847	4.03%	0.75%	to	2.00%	1.75%	to	0.52%
2023	2,326	$10.27	to	$11.51	$25,668	3.56%	0.75%	to	2.00%	5.12%	to	3.88%
2022	2,364	$9.77	to	$11.08	$25,160	2.63%	0.75%	to	2.00%	(14.97)%	to	(16.06)%
2021	2,381	$11.49	to	$13.20	$30,375	1.82%	0.75%	to	2.00%	(1.96)%	to	(3.15)%

Principal Capital Appreciation Account – Class 1:
2025	1,633	$58.00	to	$48.12	$69,283	0.49%	0.95%	to	2.00%	12.45%	to	11.29%
2024	1,957	$51.58	to	$43.24	$74,664	0.71%	0.95%	to	2.00%	24.65%	to	23.33%
2023	2,453	$41.38	to	$35.06	$76,049	0.81%	0.95%	to	2.00%	23.97%	to	22.67%
2022	2,869	$33.38	to	$28.58	$72,828	0.80%	0.95%	to	2.00%	(17.21)%	to	(18.06)%
2021	3,265	$40.32	to	$34.88	$101,112	0.83%	0.95%	to	2.00%	26.63%	to	25.29%

Principal Capital Appreciation Account – Class 2:
2025	657	$27.06	to	$33.59	$17,911	0.34%	0.75%	to	1.40%	12.38%	to	11.63%
2024	683	$24.08	to	$30.09	$16,594	0.60%	0.75%	to	1.40%	24.57%	to	23.78%
2023	719	$19.33	to	$24.31	$14,092	0.67%	0.75%	to	1.40%	23.91%	to	23.09%
2022	719	$15.60	to	$19.75	$11,416	0.64%	0.75%	to	1.40%	(17.24)%	to	(17.74)%
2021	664	$18.85	to	$24.01	$12,808	0.77%	0.75%	to	1.40%	26.60%	to	25.71%

Principal LifeTime 2020 Account – Class 1:
2025	1,465	$14.52	to	$24.15	$39,638	2.88%	0.75%	to	2.00%	10.50%	to	9.13%
2024	1,809	$13.14	to	$22.13	$44,562	2.82%	0.75%	to	2.00%	6.57%	to	5.28%
2023	2,190	$12.33	to	$21.02	$50,570	2.55%	0.75%	to	2.00%	11.48%	to	10.05%
2022	2,612	$11.06	to	$19.10	$54,254	3.21%	0.75%	to	2.00%	(15.05)%	to	(16.08)%
2021	3,069	$13.02	to	$22.76	$75,498	1.62%	0.75%	to	2.00%	8.41%	to	7.01%

Principal LifeTime 2030 Account – Class 1:
2025	1,013	$15.98	to	$27.42	$30,061	2.21%	0.75%	to	2.00%	12.38%	to	10.97%
2024	1,318	$14.22	to	$24.71	$35,318	2.09%	0.75%	to	2.00%	8.22%	to	6.88%
2023	1,670	$13.14	to	$23.12	$41,261	1.72%	0.75%	to	2.00%	14.26%	to	12.84%
2022	1,875	$11.50	to	$20.49	$40,826	2.79%	0.75%	to	2.00%	(17.44)%	to	(18.50)%
2021	2,228	$13.93	to	$25.14	$59,023	1.33%	0.75%	to	2.00%	11.98%	to	10.55%

Principal LifeTime 2040 Account – Class 1:
2025	335	$17.65	to	$32.16	$11,385	1.55%	0.75%	to	2.00%	14.68%	to	13.28%
2024	378	$15.39	to	$28.39	$11,226	1.65%	0.75%	to	2.00%	10.72%	to	9.32%
2023	432	$13.90	to	$25.97	$11,722	1.31%	0.75%	to	2.00%	17.40%	to	15.94%
2022	480	$11.84	to	$22.40	$11,034	3.13%	0.75%	to	2.00%	(18.68)%	to	(19.71)%
2021	571	$14.56	to	$27.90	$16,396	1.26%	0.75%	to	2.00%	14.38%	to	13.00%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
Principal LifeTime 2050 Account – Class 1:
2025	188	$18.87	to	$35.01	$6,984	1.36%	0.75%	to	2.00%	16.63%	to	15.16%
2024	205	$16.18	to	$30.40	$6,596	1.38%	0.75%	to	2.00%	12.44%	to	11.03%
2023	271	$14.39	to	$27.38	$7,496	1.11%	0.75%	to	2.00%	19.42%	to	18.02%
2022	344	$12.05	to	$23.20	$7,892	3.49%	0.75%	to	2.00%	(19.40)%	to	(20.41)%
2021	413	$14.95	to	$29.15	$11,674	1.10%	0.75%	to	2.00%	16.16%	to	14.72%

Principal LifeTime Strategic Income Account – Class 1:
2025	604	$18.49	to	$17.03	$11,681	2.99%	0.95%	to	2.00%	9.41%	to	8.26%
2024	718	$16.90	to	$15.73	$12,762	2.60%	0.95%	to	2.00%	5.69%	to	4.59%
2023	930	$15.99	to	$15.04	$15,711	1.41%	0.95%	to	2.00%	9.75%	to	8.59%
2022	399	$14.57	to	$13.85	$6,181	3.21%	0.95%	to	2.00%	(13.89)%	to	(14.82)%
2021	508	$16.92	to	$16.26	$9,167	1.84%	0.95%	to	2.00%	3.55%	to	2.46%

Real Estate Securities Account – Class 1:
2025 (20)	415	$8.61	to	$71.03	$32,473	1.52%	0.42%	to	2.00%	0.82%	to	(0.77)%
2024	481	$8.54	to	$71.58	$37,122	2.33%	0.42%	to	2.00%	5.14%	to	3.48%
2023	578	$8.12	to	$69.17	$43,054	1.94%	0.39%	to	2.00%	12.86%	to	11.10%
2022	662	$7.20	to	$62.26	$44,771	1.22%	0.45%	to	2.00%	(25.72)%	to	(26.89)%
2021	746	$9.69	to	$85.16	$68,805	1.42%	0.36%	to	2.00%	39.85%	to	37.67%

Real Estate Securities Account – Class 2:
2025	592	$14.93	to	$17.61	$8,900	1.48%	0.75%	to	1.40%	0.13%	to	(0.51)%
2024	638	$14.91	to	$17.70	$9,604	2.14%	0.75%	to	1.40%	4.63%	to	3.93%
2023	722	$14.25	to	$17.03	$10,446	1.76%	0.75%	to	1.40%	12.12%	to	11.45%
2022	707	$12.71	to	$15.28	$9,161	1.06%	0.75%	to	1.40%	(26.10)%	to	(26.61)%
2021	645	$17.20	to	$20.82	$11,375	1.27%	0.75%	to	1.40%	39.05%	to	38.06%

Rydex VI Basic Materials Fund:
2025	41	$18.54	to	$20.04	$773	1.39%	0.75%	to	1.40%	31.86%	to	31.07%
2024	48	$14.06	to	$15.29	$694	0.85%	0.75%	to	1.40%	(3.17)%	to	(3.84)%
2023	51	$14.52	to	$15.90	$765	—%	0.75%	to	1.40%	8.12%	to	7.43%
2022	49	$13.43	to	$14.80	$674	0.55%	0.75%	to	1.40%	(10.29)%	to	(10.90)%
2021	51	$14.97	to	$16.61	$799	0.58%	0.75%	to	1.40%	22.00%	to	21.24%

Rydex VI Commodities Strategy Fund:
2025	114	$12.19	to	$8.34	$1,274	3.96%	0.75%	to	2.00%	4.10%	to	2.84%
2024	125	$11.71	to	$8.11	$1,303	3.88%	0.75%	to	2.00%	7.43%	to	6.15%
2023	145	$10.90	to	$7.64	$1,381	10.33%	0.75%	to	2.00%	(6.92)%	to	(8.17)%
2022	263	$11.71	to	$8.32	$2,634	6.11%	0.75%	to	2.00%	21.98%	to	20.41%
2021	158	$9.60	to	$6.91	$1,262	—%	0.75%	to	2.00%	38.53%	to	36.83%

Rydex VI NASDAQ 100 Fund:
2025	331	$33.34	to	$48.23	$11,359	0.03%	0.75%	to	1.40%	18.14%	to	17.38%
2024	426	$28.22	to	$41.09	$12,473	0.20%	0.75%	to	1.40%	22.96%	to	22.18%
2023	484	$22.95	to	$33.63	$11,641	—%	0.75%	to	1.40%	52.09%	to	51.08%
2022	564	$15.09	to	$22.26	$8,927	—%	0.75%	to	1.40%	(34.62)%	to	(35.05)%
2021	583	$23.08	to	$34.27	$14,217	—%	0.75%	to	1.40%	24.62%	to	23.76%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
SAM Balanced Portfolio – Class 1:
2025 (20)	8,935	$4.24	to	$23.62	$231,791	2.28%	0.24%	to	2.00%	13.53%	to	11.73%
2024	11,535	$3.74	to	$21.14	$267,603	1.97%	0.49%	to	2.00%	12.15%	to	10.39%
2023	14,448	$3.33	to	$19.15	$301,847	2.34%	0.40%	to	2.00%	15.51%	to	13.72%
2022	16,624	$2.89	to	$16.84	$304,355	2.36%	0.43%	to	2.00%	(16.50)%	to	(17.81)%
2021	18,731	$3.46	to	$20.49	$414,419	1.54%	0.42%	to	2.00%	13.26%	to	11.48%

SAM Balanced Portfolio – Class 2:
2025	2,369	$16.75	to	$18.39	$40,208	2.19%	0.75%	to	1.40%	12.79%	to	12.07%
2024	2,722	$14.85	to	$16.41	$41,092	1.79%	0.75%	to	1.40%	11.57%	to	10.80%
2023	2,890	$13.31	to	$14.81	$39,201	2.17%	0.75%	to	1.40%	14.74%	to	14.01%
2022	3,034	$11.60	to	$12.99	$36,044	2.23%	0.75%	to	1.40%	(16.91)%	to	(17.42)%
2021	2,698	$13.96	to	$15.73	$38,820	1.43%	0.75%	to	1.40%	12.58%	to	11.80%

SAM Conservative Balanced Portfolio – Class 1:
2025	2,406	$23.63	to	$19.60	$52,873	2.77%	0.95%	to	2.00%	10.63%	to	9.50%
2024	2,920	$21.36	to	$17.90	$58,245	2.52%	0.95%	to	2.00%	7.93%	to	6.74%
2023	3,458	$19.79	to	$16.77	$64,189	2.78%	0.95%	to	2.00%	10.93%	to	9.82%
2022	4,113	$17.84	to	$15.27	$69,026	2.39%	0.95%	to	2.00%	(15.25)%	to	(16.19)%
2021	4,796	$21.05	to	$18.22	$95,296	1.81%	0.95%	to	2.00%	8.67%	to	7.56%

SAM Conservative Balanced Portfolio – Class 2:
2025	1,155	$14.60	to	$15.43	$16,923	2.71%	0.75%	to	1.40%	10.52%	to	9.74%
2024	1,157	$13.21	to	$14.06	$15,409	2.36%	0.75%	to	1.40%	7.84%	to	7.16%
2023	1,310	$12.25	to	$13.12	$16,255	2.71%	0.75%	to	1.40%	10.96%	to	10.25%
2022	1,288	$11.04	to	$11.90	$14,447	2.31%	0.75%	to	1.40%	(15.34)%	to	(15.84)%
2021	1,244	$13.04	to	$14.14	$16,588	1.76%	0.75%	to	1.40%	8.67%	to	7.94%

SAM Conservative Growth Portfolio – Class 1:
2025	1,631	$32.37	to	$26.85	$49,177	1.65%	0.95%	to	2.00%	14.46%	to	13.24%
2024	2,085	$28.28	to	$23.71	$55,122	1.46%	0.95%	to	2.00%	14.12%	to	12.96%
2023	2,571	$24.78	to	$20.99	$59,776	1.72%	0.95%	to	2.00%	18.28%	to	17.00%
2022	3,175	$20.95	to	$17.94	$62,649	2.07%	0.95%	to	2.00%	(18.58)%	to	(19.41)%
2021	3,602	$25.73	to	$22.26	$87,461	1.18%	0.95%	to	2.00%	16.64%	to	15.40%

SAM Conservative Growth Portfolio – Class 2:
2025	1,385	$18.67	to	$21.39	$26,650	1.43%	0.75%	to	1.40%	14.40%	to	13.72%
2024	1,693	$16.32	to	$18.81	$28,414	1.30%	0.75%	to	1.40%	14.13%	to	13.31%
2023	1,874	$14.30	to	$16.60	$27,720	1.61%	0.75%	to	1.40%	18.18%	to	17.40%
2022	1,896	$12.10	to	$14.14	$23,966	1.86%	0.75%	to	1.40%	(18.63)%	to	(19.11)%
2021	1,903	$14.87	to	$17.48	$29,663	1.08%	0.75%	to	1.40%	16.63%	to	15.84%

SAM Flexible Income Portfolio – Class 1:
2025	2,517	$20.96	to	$17.39	$49,217	3.44%	0.95%	to	2.00%	8.94%	to	7.81%
2024	3,161	$19.24	to	$16.13	$56,957	2.94%	0.95%	to	2.00%	5.66%	to	4.54%
2023	3,816	$18.21	to	$15.43	$65,286	3.22%	0.95%	to	2.00%	8.33%	to	7.23%
2022	4,666	$16.81	to	$14.39	$73,943	2.83%	0.95%	to	2.00%	(13.93)%	to	(14.85)%
2021	5,790	$19.53	to	$16.90	$106,960	2.31%	0.95%	to	2.00%	5.85%	to	4.77%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
SAM Flexible Income Portfolio – Class 2:
2025	1,723	$13.27	to	$13.58	$22,979	3.34%	0.75%	to	1.40%	8.77%	to	8.04%
2024	2,003	$12.20	to	$12.57	$24,553	2.83%	0.75%	to	1.40%	5.63%	to	5.01%
2023	2,370	$11.55	to	$11.97	$27,540	3.20%	0.75%	to	1.40%	8.45%	to	7.64%
2022	2,346	$10.65	to	$11.12	$25,199	2.61%	0.75%	to	1.40%	(14.04)%	to	(14.59)%
2021	2,650	$12.39	to	$13.02	$33,155	2.40%	0.75%	to	1.40%	5.81%	to	5.17%

SAM Strategic Growth Portfolio – Class 1:
2025	996	$35.31	to	$29.29	$32,740	1.30%	0.95%	to	2.00%	15.77%	to	14.55%
2024	1,383	$30.50	to	$25.57	$39,455	1.06%	0.95%	to	2.00%	15.88%	to	14.66%
2023	1,671	$26.32	to	$22.30	$41,289	1.37%	0.95%	to	2.00%	20.73%	to	19.44%
2022	1,934	$21.80	to	$18.67	$39,556	2.14%	0.95%	to	2.00%	(19.56)%	to	(20.38)%
2021	2,186	$27.10	to	$23.45	$55,573	0.95%	0.95%	to	2.00%	18.70%	to	17.48%

SAM Strategic Growth Portfolio – Class 2:
2025	1,414	$20.22	to	$23.40	$28,842	1.16%	0.75%	to	1.40%	15.74%	to	14.99%
2024	1,442	$17.47	to	$20.35	$25,478	0.90%	0.75%	to	1.40%	15.77%	to	15.04%
2023	1,330	$15.09	to	$17.69	$20,475	1.22%	0.75%	to	1.40%	20.72%	to	19.85%
2022	1,330	$12.50	to	$14.76	$17,165	1.94%	0.75%	to	1.40%	(19.61)%	to	(20.09)%
2021	1,430	$15.55	to	$18.47	$23,377	0.93%	0.75%	to	1.40%	18.61%	to	17.87%

Short-Term Income Account – Class 1:
2025	2,697	$11.25	to	$11.59	$34,586	4.36%	0.75%	to	2.00%	4.75%	to	3.39%
2024	3,187	$10.74	to	$11.21	$39,261	3.30%	0.75%	to	2.00%	4.27%	to	3.03%
2023	3,571	$10.30	to	$10.88	$42,402	1.75%	0.75%	to	2.00%	4.78%	to	3.52%
2022	4,238	$9.83	to	$10.51	$48,149	1.13%	0.75%	to	2.00%	(4.10)%	to	(5.40)%
2021	5,400	$10.25	to	$11.11	$64,485	1.51%	0.75%	to	2.00%	(1.54)%	to	(2.71)%

SmallCap Account – Class 1:
2025 (20)	1,511	$5.16	to	$38.01	$61,844	0.33%	0.43%	to	2.00%	14.62%	to	12.82%
2024	1,820	$4.51	to	$33.69	$64,411	0.36%	0.48%	to	2.00%	6.54%	to	4.86%
2023	2,028	$4.23	to	$32.13	$70,500	0.29%	0.38%	to	2.00%	15.05%	to	13.25%
2022	2,287	$3.68	to	$28.37	$70,258	0.06%	0.46%	to	2.00%	(20.96)%	to	(22.21)%
2021	2,578	$4.65	to	$36.47	$100,279	0.30%	0.47%	to	2.00%	19.62%	to	17.76%

SmallCap Account – Class 2:
2025	296	$16.95	to	$19.28	$5,072	0.09%	0.75%	to	1.40%	13.91%	to	13.21%
2024	322	$14.88	to	$17.03	$4,845	0.13%	0.75%	to	1.40%	5.91%	to	5.19%
2023	342	$14.05	to	$16.19	$4,895	0.05%	0.75%	to	1.40%	14.51%	to	13.77%
2022	352	$12.27	to	$14.23	$4,429	—%	0.75%	to	1.40%	(21.50)%	to	(21.98)%
2021	326	$15.63	to	$18.24	$5,282	0.15%	0.75%	to	1.40%	18.95%	to	18.21%

T. Rowe Price Blue Chip Growth Portfolio – II:
2025	1,367	$24.56	to	$75.72	$45,069	—%	0.75%	to	2.00%	17.57%	to	16.08%
2024	1,473	$20.89	to	$65.23	$43,146	—%	0.75%	to	2.00%	34.17%	to	32.47%
2023	1,549	$15.57	to	$49.24	$35,441	—%	0.75%	to	2.00%	47.86%	to	46.03%
2022	1,558	$10.53	to	$33.72	$26,429	—%	0.75%	to	2.00%	(39.13)%	to	(39.88)%
2021	1,422	$17.30	to	$56.09	$43,230	—%	0.75%	to	2.00%	16.42%	to	15.01%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
T. Rowe Price Health Sciences Portfolio – II:
2025	135	$98.52	to	$86.66	$13,283	—%	1.40%	to	2.00%	16.18%	to	15.49%
2024	165	$84.80	to	$75.04	$14,025	—%	1.40%	to	2.00%	(0.01)%	to	(0.61)%
2023	194	$84.81	to	$75.50	$16,435	—%	1.40%	to	2.00%	1.27%	to	0.65%
2022	235	$83.75	to	$75.01	$19,642	—%	1.40%	to	2.00%	(13.90)%	to	(14.41)%
2021	276	$97.27	to	$87.64	$26,785	—%	1.40%	to	2.00%	11.25%	to	10.59%

The Merger Fund VL:
2025	19	$13.48	to	$12.85	$252	3.97%	0.75%	to	1.40%	7.84%	to	7.17%
2024	24	$12.50	to	$11.99	$296	1.53%	0.75%	to	1.40%	2.63%	to	1.96%
2023	27	$12.18	to	$11.76	$327	1.69%	0.75%	to	1.40%	3.57%	to	2.89%
2022	33	$11.76	to	$11.43	$388	1.52%	0.75%	to	1.40%	0.17%	to	(0.52)%
2021	34	$11.74	to	$11.49	$401	—%	0.75%	to	1.40%	0.26%	to	(0.26)%

TOPS® Aggressive Growth ETF Portfolio – Investor Class Shares:
2025	62	$17.72	to	$16.12	$1,103	0.77%	0.75%	to	2.00%	17.58%	to	16.14%
2024	92	$15.07	to	$13.88	$1,381	0.97%	0.75%	to	2.00%	10.89%	to	9.55%
2023	84	$13.59	to	$12.67	$1,138	0.82%	0.75%	to	2.00%	16.25%	to	14.76%
2022	87	$11.69	to	$11.04	$1,015	0.87%	0.75%	to	2.00%	(16.74)%	to	(17.80)%
2021	84	$14.04	to	$13.43	$1,182	0.44%	0.75%	to	2.00%	18.18%	to	16.78%

TOPS® Balanced ETF Portfolio – Investor Class Shares:
2025	311	$14.30	to	$13.01	$4,436	1.83%	0.75%	to	2.00%	11.72%	to	10.35%
2024	322	$12.80	to	$11.79	$4,110	1.88%	0.75%	to	2.00%	5.79%	to	4.43%
2023	255	$12.10	to	$11.29	$3,079	1.68%	0.75%	to	2.00%	10.30%	to	8.98%
2022	199	$10.97	to	$10.36	$2,180	1.40%	0.75%	to	2.00%	(12.03)%	to	(13.16)%
2021	167	$12.47	to	$11.93	$2,084	0.76%	0.75%	to	2.00%	8.53%	to	7.19%

TOPS® Conservative ETF Portfolio – Investor Class Shares:
2025	124	$13.29	to	$12.09	$1,637	2.20%	0.75%	to	2.00%	8.93%	to	7.56%
2024	123	$12.20	to	$11.24	$1,485	2.18%	0.75%	to	2.00%	4.99%	to	3.69%
2023	130	$11.62	to	$10.84	$1,489	1.95%	0.75%	to	2.00%	8.09%	to	6.80%
2022	118	$10.75	to	$10.15	$1,253	1.45%	0.75%	to	2.00%	(9.74)%	to	(10.89)%
2021	103	$11.91	to	$11.39	$1,216	0.99%	0.75%	to	2.00%	5.40%	to	4.11%

TOPS® Growth ETF Portfolio – Investor Class Shares:
2025	120	$16.95	to	$15.42	$2,030	0.91%	0.75%	to	2.00%	16.90%	to	15.42%
2024	131	$14.50	to	$13.36	$1,895	1.05%	0.75%	to	2.00%	9.60%	to	8.27%
2023	125	$13.23	to	$12.34	$1,656	1.10%	0.75%	to	2.00%	14.94%	to	13.52%
2022	84	$11.51	to	$10.87	$964	0.95%	0.75%	to	2.00%	(15.55)%	to	(16.64)%
2021	103	$13.63	to	$13.04	$1,395	0.46%	0.75%	to	2.00%	15.41%	to	14.09%

TOPS® Moderate Growth ETF Portfolio – Investor Class Shares:
2025	85	$15.67	to	$14.26	$1,311	1.48%	0.75%	to	2.00%	13.96%	to	12.64%
2024	84	$13.75	to	$12.66	$1,144	1.48%	0.75%	to	2.00%	7.67%	to	6.30%
2023	76	$12.77	to	$11.91	$965	1.34%	0.75%	to	2.00%	12.41%	to	11.00%
2022	58	$11.36	to	$10.73	$661	1.44%	0.75%	to	2.00%	(13.74)%	to	(14.84)%
2021	39	$13.17	to	$12.60	$515	0.83%	0.75%	to	2.00%	11.70%	to	10.43%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
U.S. LargeCap S&P 500 Index Buffer April Account – Class 2:
2025 (14)	2,324	$14.66	to	$14.16	$33,819	—%	0.75%	to	2.00%	11.14%	to	9.77%
2024	2,887	$13.19	to	$12.90	$37,947	0.36%	0.75%	to	2.00%	17.56%	to	16.01%
2023 (10)	1,927	$11.22	to	$11.12	$21,590	0.43%	0.75%	to	2.00%	12.20%	to	11.20%

U.S. LargeCap S&P 500 Index Buffer January Account – Class 2:
2025 (15)	3,948	$15.57	to	$15.00	$61,279	0.23%	0.75%	to	2.00%	11.85%	to	10.54%
2024	4,923	$13.92	to	$13.57	$68,309	0.10%	0.75%	to	2.00%	17.47%	to	15.98%
2023	4,932	$11.85	to	$11.70	$58,340	0.34%	0.75%	to	2.00%	18.50%	to	17.00%
2022 (9)	2,560	$10.00	to	$10.00	$25,599	—%	0.75%	to	2.00%	—%	to	—%

U.S. LargeCap S&P 500 Index Buffer July Account – Class 2:
2025 (16)	2,908	$15.67	to	$15.00	$45,175	0.27%	0.75%	to	2.00%	12.41%	to	11.03%
2024	2,810	$13.94	to	$13.51	$38,896	0.04%	0.75%	to	2.00%	16.95%	to	15.47%
2023	4,562	$11.92	to	$11.70	$54,229	0.59%	0.75%	to	2.00%	17.44%	to	15.96%
2022 (7)	2,485	$10.15	to	$10.09	$25,218	0.65%	0.75%	to	2.00%	1.50%	to	0.90%

U.S. LargeCap S&P 500 Index Buffer October Account – Class 2:
2025 (17)	5,301	$16.54	to	$15.88	$87,125	0.18%	0.75%	to	2.00%	12.21%	to	10.82%
2024	4,078	$14.74	to	$14.33	$59,838	0.03%	0.75%	to	2.00%	18.30%	to	16.79%
2023	1,514	$12.46	to	$12.27	$18,808	0.47%	0.75%	to	2.00%	18.55%	to	17.08%
2022 (8)	1,610	$10.51	to	$10.48	$16,910	0.58%	0.75%	to	2.00%	5.10%	to	4.80%

VanEck VIP Trust Global Gold Fund – Class S Shares:
2025	161	$29.14	to	$27.87	$4,657	1.37%	0.75%	to	2.00%	162.52%	to	159.26%
2024	120	$11.10	to	$10.75	$1,327	3.58%	0.75%	to	2.00%	13.50%	to	12.10%
2023	50	$9.78	to	$9.59	$483	—%	0.75%	to	2.00%	9.64%	to	8.24%
2022 (6)	37	$8.92	to	$8.86	$330	—%	0.75%	to	2.00%	(9.63)%	to	(10.23)%

VanEck VIP Trust Global Resources Fund – Class S Shares:
2025	280	$14.50	to	$13.58	$4,119	2.40%	0.75%	to	2.00%	35.14%	to	33.53%
2024	299	$10.73	to	$10.17	$3,273	2.36%	0.75%	to	2.00%	(3.77)%	to	(5.04)%
2023	347	$11.15	to	$10.71	$3,965	2.50%	0.75%	to	2.00%	(4.54)%	to	(5.72)%
2022	431	$11.68	to	$11.36	$5,142	1.54%	0.75%	to	2.00%	7.25%	to	5.97%
2021	407	$10.89	to	$10.72	$4,589	0.31%	0.75%	to	2.00%	17.86%	to	16.40%

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest. These ratios are annualized for periods less than one year.

(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. For purposes of the total return calculation the beginning unit value is typically equal to an investment option with a similar expense structure and if no such similar investment option exists, a beginning unit value of ten would typically be used. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total returns have not been annualized for periods less than one year. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

(4)	Commenced operations April 29, 2021. Investment income ratios have been annualized for the year ended December 31, 2021.

(5)	Commenced operations June 7, 2021. Investment income ratios have been annualized for the year ended December 31, 2021.

(6)	Fund made available to policyholders on June 6, 2022. Investment income ratios have been annualized for the year ended December 31, 2022.

(7)	Fund made available to policyholders on June 29, 2022. Investment income ratios have been annualized for the year ended December 31, 2022.

(8)	Fund made available to policyholders on September 29, 2022. Investment income ratios have been annualized for the year ended December 31, 2022.

(9)	Fund made available to policyholders on December 29, 2022. Investment income ratios have been annualized for the year ended December 31, 2022.

(10)	Fund made available to policyholders on March 30, 2023. Investment income ratios have been annualized for the year ended December 31, 2023.

(11)	Fund made available to policyholders on April 26, 2024. Investment income ratios have been annualized for the year ended December 31, 2024.

(12)	Fund made available to policyholders on June 3, 2024. Investment income ratios have been annualized for the year ended December 31, 2024.

(13)	Fund made available to policyholders on May 1, 2025. Investment income ratios have been annualized for the year ended December 31, 2025.

(14)	Represented the operations of U.S. LargeCap Buffer April Account - Class 2 until May 31, 2025.

(15)	Represented the operations of U.S. LargeCap Buffer January Account - Class 2 until May 31, 2025.

(16)	Represented the operations of U.S. LargeCap Buffer July Account - Class 2 until May 31, 2025.

(17)	Represented the operations of U.S. LargeCap Buffer October Account - Class 2 until May 31, 2025.

(18)	Represented the operations of Neuberger Berman AMT Sustainable Equity Portfolio - I Class Shares until July 30, 2025.

(19)	Represented the operations of Neuberger Berman AMT Sustainable Equity Portfolio - S Class Shares until July 30, 2025.

(20)	During 2025, the methodology to calculate average net assets was refined and applied prospectively.

Principal Life Insurance Co

Separate Account B

Notes to Financial Statements

December 31, 2025

7.	Subsequent Events

Separate Account B performed an evaluation of subsequent events through April 2, 2026, and determined no items required recognition or disclosure.

Consolidated Financial Statements

Principal Life Insurance Company

Years Ended December 31, 2025, 2024 and 2023

Consolidated Financial Statements

Years Ended December 31, 2025, 2024 and 2023

Contents

Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of Principal Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (the Company) as of December 31, 2025 and 2024, the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes and schedules (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Liability for future policy benefits and claims
Description of the Matter

At December 31, 2025, future policy benefits and claims related to traditional and limited payment long-duration contracts totaled $47.4 billion.

The future policy benefits liability related to these products is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Note 11, there is uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include mortality rates, and lapse termination rates.

Auditing the valuation of future policy benefits liabilities related to these products was complex and required the involvement of our actuarial specialist due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future policy benefits liability related to these products.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future policy benefits liability estimation processes, including among others, controls related to the review and approval processes that management has in place for the assumptions used in the valuation of the future policy benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual company experience to previous assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, industry data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1967.

Des Moines, Iowa

March 26, 2026

Principal Life Insurance Company
Consolidated Statements of Financial Position

	December 31,
	2025	2024
	(in millions)
Assets
Fixed maturities, available-for-sale (1)	$70,292.3	$65,260.4
Fixed maturities, trading (2025 and 2024 include $34.7 million and $74.7 million related to consolidated variable interest entities)	1,020.5	890.7
Equity securities	548.9	804.6
Mortgage loans (2025 and 2024 include $726.5 million and $944.5 million related to consolidated variable interest entities and $0.0 million and $140.6 million measured at fair value under the fair value option)	20,096.4	19,657.9
Real estate (2025 and 2024 include $819.4 million and $781.8 million related to consolidated variable interest entities)	2,408.4	2,463.7
Policy loans	850.5	852.4
Other investments (2025 and 2024 include $186.7 million and $149.6 million related to consolidated variable interest entities and $167.1 million and $129.0 million measured at fair value under the fair value option)	6,726.5	5,274.9
Total investments	101,943.5	95,204.6
Cash and cash equivalents (2025 and 2024 include $65.5 million and $58.0 million related to consolidated variable interest entities)	3,430.6	3,327.4
Accrued investment income (2025 and 2024 include $34.0 million and $11.9 million related to consolidated variable interest entities)	857.2	817.0
Reinsurance recoverable and deposit receivable	23,886.8	23,596.3
Premiums due and other receivables	3,933.0	3,883.2
Deferred acquisition costs	3,940.7	3,925.3
Market risk benefit asset	197.1	199.5
Property and equipment	592.7	639.4
Goodwill	59.5	59.5
Other intangibles	25.8	26.7
Separate account assets	149,968.5	138,860.2
Other assets	537.0	505.8
Total assets	$289,372.4	$271,044.9
Liabilities
Contractholder funds	$45,298.2	$43,008.5
Future policy benefits and claims	47,395.8	44,303.3
Market risk benefit liability	66.9	62.1
Other policyholder funds	940.6	961.0
Short-term debt (2025 and 2024 include $0.0 million and $119.0 million related to consolidated variable interest entities)	—	119.0
Long-term debt	2.9	24.7
Deferred income taxes	1,695.7	1,622.4
Separate account liabilities	149,968.5	138,860.2
Funds withheld payable	22,910.0	22,497.9
Other liabilities (2025 and 2024 include $53.0 million and $89.3 million related to consolidated variable interest entities)	11,791.8	10,882.2
Total liabilities	280,070.4	262,341.3

Redeemable noncontrolling interest	—	5.0

Stockholder’s equity
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 2,500,000 shares issued and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	6,311.4	6,316.9
Retained earnings	4,973.0	5,265.6
Accumulated other comprehensive loss	(1,994.1)	(2,891.4)
Total stockholder's equity attributable to Principal Life Insurance Company	9,292.8	8,693.6
Noncontrolling interest	9.2	5.0
Total stockholder's equity	9,302.0	8,698.6
Total liabilities and stockholder's equity	$289,372.4	$271,044.9

(1) See Note 5, Investments, for further details relating to the amortized cost of fixed maturities, available-for-sale.

See accompanying notes.

1

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Revenues
Premiums and other considerations	$5,786.9	$6,091.2	$6,396.7
Fees and other revenues	2,354.2	2,334.0	2,204.7
Net investment income	3,730.0	3,534.4	3,285.5
Net realized capital losses (1)	(54.3)	(152.2)	(154.7)
Net realized capital gains on funds withheld assets (1)	29.4	86.0	161.8
Change in fair value of funds withheld embedded derivative	(473.4)	579.9	(1,326.7)
Total revenues	11,372.8	12,473.3	10,567.3
Expenses
Benefits, claims and settlement expenses	7,128.4	6,832.4	7,226.2
Liability for future policy benefits remeasurement (gain) loss	48.5	661.2	(52.5)
Market risk benefit remeasurement loss	63.1	50.6	33.7
Dividends to policyholders	91.7	99.9	89.2
Operating expenses	3,242.6	3,236.0	3,121.5
Total expenses	10,574.3	10,880.1	10,418.1
Income before income taxes	798.5	1,593.2	149.2
Income taxes (benefits)	31.7	224.3	(87.4)
Net income	766.8	1,368.9	236.6
Net income attributable to noncontrolling interest	0.8	12.0	19.6
Net income attributable to Principal Life Insurance Company	$766.0	$1,356.9	$217.0

(1) Includes realized and unrealized gains (losses). See Note 5, Investments, for further details.

See accompanying notes.

2

Principal Life Insurance Company
Consolidated Statements of Comprehensive Income

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Net income	$766.8	$1,368.9	$236.6
Other comprehensive income, net:
Net unrealized gains (losses) on available-for-sale securities	1,435.4	(679.2)	1,909.3
Net unrealized gains (losses) on derivative instruments	(83.8)	53.9	(41.8)
Liability for future policy benefits discount rate remeasurement gain (loss)	(458.4)	868.6	(392.2)
Market risk benefit nonperformance risk remeasurement gain (loss)	1.6	(8.9)	(31.1)
Net unrecognized postretirement benefit obligation	2.5	2.9	1.8
Other comprehensive income	897.3	237.3	1,446.0
Comprehensive income	1,664.1	1,606.2	1,682.6
Comprehensive income attributable to noncontrolling interest	0.8	12.0	19.6
Comprehensive income attributable to Principal Life Insurance Company	$1,663.3	$1,594.2	$1,663.0

See accompanying notes.

3

Principal Life Insurance Company
Consolidated Statements of Stockholder's Equity

				Accumulated
		Additional		other		Total
	Common	paid-in	Retained	comprehensive	Noncontrolling	stockholder's
	stock	capital	earnings	loss	interest	equity
	(in millions)
Balances as of January 1, 2023	$2.5	$6,331.1	$5,907.7	$(4,574.7)	$3.8	$7,670.4
Capital distributions to parent	—	(39.0)	—	—	—	(39.0)
Stock-based compensation	—	27.9	(2.7)	—	—	25.2
Dividends to parent	—	—	(1,200.0)	—	—	(1,200.0)
Distributions to noncontrolling interest	—	—	—	—	(23.2)	(23.2)
Contributions from noncontrolling interest	—	—	—	—	7.6	7.6
Net income	—	—	217.0	—	19.6	236.6
Other comprehensive income	—	—	—	1,446.0	—	1,446.0
Balances as of December 31, 2023	2.5	6,320.0	4,922.0	(3,128.7)	7.8	8,123.6
Capital distributions to parent	—	(35.4)	—	—	—	(35.4)
Stock-based compensation	—	32.3	(3.3)	—	—	29.0
Dividends to parent	—	—	(1,010.0)	—	—	(1,010.0)
Distributions to noncontrolling interest	—	—	—	—	(18.7)	(18.7)
Contributions from noncontrolling interest	—	—	—	—	7.3	7.3
Noncontrolling interest of deconsolidated entities	—	—	—	—	(3.0)	(3.0)
Net income	—	—	1,356.9	—	11.6	1,368.5
Other comprehensive income	—	—	—	237.3	—	237.3
Balances as of December 31, 2024	2.5	6,316.9	5,265.6	(2,891.4)	5.0	8,698.6
Capital distributions to parent	—	(43.0)	—	—	—	(43.0)
Stock-based compensation	—	37.5	(3.6)	—	—	33.9
Dividends to parent	—	—	(1,055.0)	—	—	(1,055.0)
Distributions to noncontrolling interest	—	—	—	—	(1.6)	(1.6)
Contributions from noncontrolling interest	—	—	—	—	5.2	5.2
Net income	—	—	766.0	—	0.6	766.6
Other comprehensive income	—	—	—	897.3	—	897.3
Balances as of December 31, 2025	$2.5	$6,311.4	$4,973.0	$(1,994.1)	$9.2	$9,302.0

See accompanying notes.

4

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Operating activities
Net income	$766.8	$1,368.9	$236.6
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized capital losses	54.3	152.2	154.7
Net realized capital gains on funds withheld assets	(29.4)	(86.0)	(161.8)
Change in fair value of funds withheld embedded derivative	473.4	(579.9)	1,326.7
Depreciation and amortization expense	134.6	145.0	151.2
Amortization of deferred acquisition costs and contract costs	395.4	395.0	396.3
Additions to deferred acquisition costs and contract costs	(414.2)	(396.7)	(384.9)
Amortization of reinsurance loss	106.6	642.3	20.4
Market risk benefit remeasurement loss	63.1	50.6	33.7
Stock-based compensation	33.9	29.0	25.1
Income from equity method investments, net of dividends received	(140.4)	(33.2)	(27.5)
Changes in:
Accrued investment income	(41.2)	(43.0)	(45.5)
Net cash flows for trading securities and equity securities with operating intent	(197.2)	(8.8)	(60.0)
Premiums due and other receivables	(116.3)	4.4	(205.8)
Contractholder and policyholder liabilities and dividends	3,005.5	3,028.5	3,513.3
Current and deferred income taxes (benefits)	(197.5)	95.2	(191.2)
Real estate acquired through operating activities	(4.2)	(82.4)	(130.8)
Real estate sold through operating activities	—	130.3	164.8
Funds withheld, net of reinsurance recoverable and deposit receivable	8.9	(96.2)	(338.3)
Other assets and liabilities	206.2	(154.6)	176.1
Other	233.6	219.8	255.9
Net adjustments	3,575.1	3,411.5	4,672.4
Net cash provided by operating activities	4,341.9	4,780.4	4,909.0
Investing activities
Fixed maturities available-for-sale and equity securities with intent to hold:
Purchases	(15,233.2)	(14,221.2)	(10,704.4)
Sales	4,241.7	2,952.1	4,871.3
Maturities	7,758.5	7,134.2	4,957.2
Mortgage loans acquired or originated	(3,815.1)	(2,415.8)	(1,998.7)
Mortgage loans sold or repaid	3,154.3	1,802.2	2,011.4
Real estate acquired	(135.5)	(167.8)	(187.5)
Real estate sold	201.0	125.8	130.8
Net purchases of property and equipment	(55.7)	(43.3)	(41.1)
Purchase of business or interests in subsidiaries, net of cash acquired	—	(27.1)	—
Net change in other investments	(689.1)	(740.8)	(781.8)
Net cash used in investing activities	(4,573.1)	(5,601.7)	(1,742.8)
Financing activities
Payments for financing element derivatives	(41.9)	(43.1)	(42.1)
Dividends paid to parent	(1,055.0)	(1,010.0)	(1,200.0)
Distributions to parent	(43.0)	(35.4)	(39.0)
Issuance of long-term debt	—	21.8	—
Principal repayments of long-term debt	(0.1)	(0.1)	(64.0)
Net proceeds from short-term borrowings	—	119.0	—
Investment contract deposits	11,488.3	11,745.4	8,152.2
Investment contract withdrawals	(10,456.8)	(10,858.5)	(9,326.3)
Net increase (decrease) in banking operation deposits	442.8	571.2	(338.6)
Other	0.1	0.4	0.3
Net cash provided by (used in) financing activities	334.4	510.7	(2,857.5)
Net increase (decrease) in cash and cash equivalents	103.2	(310.6)	308.7
Cash and cash equivalents at beginning of period	3,327.4	3,638.0	3,329.3
Cash and cash equivalents at end of period	$3,430.6	$3,327.4	$3,638.0
Supplemental information:
Cash paid for interest	$0.3	$0.1	$1.3
Cash paid for income taxes (1)	173.9	70.9	63.1

Supplemental disclosure of non-cash activities:
Assets received in kind from pension risk transfer transactions	$152.7	$405.0	$—
Changes resulting from deconsolidation of an investment:
Decrease in mortgage loans	(140.6)	—	—
Decrease in short-term debt	54.0	—	—
Decrease in long-term debt	86.7	—	—
Asset changes resulting from deconsolidation of residential whole loan securitizations:
Decrease in mortgage loans	—	—	(389.7)
Increase in fixed maturities, available-for-sale	—	—	286.2
Increase in fixed maturities, trading	—	—	10.8

(1) See Note 15, Income Taxes, for further details.

See accompanying notes.

5

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2025

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company (“PLIC”) along with its consolidated subsidiaries is a diversified financial services organization offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and insurance in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFS”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements include the accounts of PLIC and all other entities in which we directly or indirectly have a controlling financial interest as well as those variable interest entities (“VIEs”) in which we are the primary beneficiary. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). All significant intercompany accounts and transactions have been eliminated.

Uncertainties may impact our business, results of operations, financial condition and liquidity. See “Use of Estimates in the Preparation of Financial Statements” for additional details. Our estimates and assumptions could change in the future. Our results of operations and financial condition may also be impacted by other uncertainties including evolving regulatory, legislative and standard-setter accounting interpretations and guidance.

Certain reclassifications have been made to prior periods to conform to the current presentation of our policyholder account balance disclosures, which have been revised to enhance transparency regarding indexed crediting impacts and their relationship to embedded derivative and host contract adjustments. See Note 10, Contractholder Funds.

We evaluated subsequent events through March 26, 2026, which was the date our consolidated financial statements were issued.

Consolidation

We have relationships with various special purpose entities and other legal entities that must be evaluated to determine if the entities meet the criteria of a VIE or a voting interest entity (“VOE”). This assessment is performed by reviewing contractual, ownership and other rights, including involvement of related parties, and requires use of judgment. First, we determine if we hold a variable interest in an entity by assessing if we have the right to receive expected losses and expected residual returns of the entity. If we hold a variable interest, then the entity is assessed to determine if it is a VIE. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. In addition to the previous criteria, if the entity is a limited partnership or similar entity, it is a VIE if the limited partners do not have the power to direct the entity’s most significant activities through substantive kick-out rights or participating rights. A VIE is evaluated to determine the primary beneficiary. The primary beneficiary of a VIE is the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity's economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. When we are the primary beneficiary, we are required to consolidate the entity in our financial statements. We reassess our involvement with VIEs on a quarterly basis. For further information about VIEs, refer to Note 4, Variable Interest Entities.

If an entity is not a VIE, it is considered a VOE. VOEs are generally consolidated if we own a greater than 50% voting interest. If we determine our involvement in an entity no longer meets the requirements for consolidation under either the VIE or VOE models, the entity is deconsolidated. Entities in which we have management influence over the operating and financing decisions but are not required to consolidate, other than investments accounted for at fair value under the fair value option, are reported using the equity method.

6

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Recent Accounting Pronouncements

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Standards not yet adopted:
Accounting for government grants received by a business entity This authoritative guidance provides specific guidance related to the recognition, measurement and presentation of government grants.	January 1, 2029	We are currently evaluating the impact this guidance will have on our consolidated financial statements.

Accounting for internal-use software

This authoritative guidance aligns the accounting for internal-use software with the method used to develop the software, which will lead to consistency in determining when software capitalization should begin.

	January 1, 2028	We are currently evaluating the impact this guidance will have on our consolidated financial statements.

Disaggregation of income statement expenses

This authoritative guidance expands the disclosures about a public entity’s expenses and addresses requests for more granular information about the types of expenses in commonly presented expense categories.

	December 31, 2027	We are currently evaluating the impact this guidance will have on our notes to the consolidated financial statements.

Credit losses on purchased loans

This authoritative guidance expands application of the gross up method for credit losses from purchased financial assets with credit deterioration to certain acquired loans categorized as purchased seasoned loans.

	January 1, 2027	We are currently evaluating the impact this guidance will have on our consolidated financial statements.

Hedge accounting improvements

This authoritative guidance aims to more closely align financial reporting with the economics of an entity’s risk management activities by expanding and refining the hedge accounting guidance in five key areas:

1.      Similar risk assessment for cash flow hedges

2.      Hedging forecasted interest payments on choose-your-rate debt

3.      Cash flow hedges of non-financial forecasted transactions

4.      Net written options as hedging instruments

5.      Dual hedges

	January 1, 2027	We are currently evaluating the impact this guidance will have on our consolidated financial statements.
Standards adopted:
Improvements to income tax disclosures This authoritative guidance provides improvements to income tax disclosures primarily related to the rate reconciliation and income taxes paid information.	December 31, 2025	The enhanced disclosures can be found in Note 15, Income Taxes.

Improvements to reportable segments disclosures

This authoritative guidance enhances the disclosures about a public entity’s reportable segments and addresses requests from investors for additional, more detailed information about a reportable segment’s expenses.

	December 31, 2024	The enhanced disclosures can be found in Note 21, Segment Information.

7

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters

Targeted improvements to the accounting for long-duration insurance contracts

This authoritative guidance updated certain requirements in the accounting for long-duration insurance and annuity contracts.

1.    The assumptions used to calculate the liability for future policy benefits on traditional and limited-payment contracts are reviewed and updated periodically. Cash flow assumptions are reviewed at least annually and updated when necessary with the impact recognized in net income. Discount rate assumptions are prescribed as the current upper-medium grade (low credit risk) fixed income instrument yield and are updated quarterly with the impact recognized in other comprehensive income (“OCI”).

2.    Market risk benefits (“MRBs”), which are contracts or contract features that provide protection to the policyholder from capital market risk and expose us to other-than-nominal capital market risk, are measured at fair value. The periodic change in fair value is recognized in net income with the exception of the periodic change in fair value related to our own nonperformance risk, which is recognized in OCI.

3.    Deferred acquisition costs (“DAC”) and other actuarial balances for all insurance and annuity contracts are amortized on a constant basis over the expected term of the related contracts.

4.    Additional disclosures are required, including disaggregated rollforwards of significant insurance liabilities and other account balances as well as disclosures about significant inputs, judgments, assumptions and methods used in measurement.

The guidance for the liability for future policy benefits for traditional and limited-payment contracts and DAC was applied on a modified retrospective basis; that is, to contracts in force as of the beginning of the earliest period presented (January 1, 2021, also referred to as the transition date) based on their existing carrying amounts. An entity could elect to apply the changes retrospectively. The guidance for MRBs was applied retrospectively.

January 1, 2023

This guidance changed how we account for many of our insurance and annuity products.

The additional disclosure requirements can be found in the following notes:

●     Note 8, Deferred Acquisition Costs and Other Actuarial Balances

●     Note 9, Separate Account Balances

●     Note 10, Contractholder Funds

●     Note 11, Future Policy Benefits and Claims

●     Note 12, Market Risk Benefits

Troubled debt restructurings and vintage disclosures

This authoritative guidance eliminated the accounting requirements for troubled debt restructurings (“TDRs”) by creditors and enhanced the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. The update required entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases. The amendments in this update were applied prospectively, except for the transition method related to the recognition and measurement of TDRs, for which an entity had the option to apply a modified retrospective transition method. Early adoption was permitted.

	January 1, 2023	This guidance did not have a material impact on our consolidated financial statements.

8

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters

Targeted improvements to accounting for hedging activities – portfolio layer method

This authoritative guidance is intended to further align the economics of a company’s risk management activities in its financial statements with hedge accounting requirements. The guidance expanded the current single-layer method to allow multiple hedge layers of a single closed portfolio. Non-prepayable assets can also be included in the same portfolio. This guidance also clarified the current guidance on accounting for fair value basis adjustments applicable to both a single hedged layer and multiple hedged layers. Upon adoption, the application of these hedge strategies was applied prospectively. Early adoption was permitted.

	January 1, 2023	This guidance did not have a material impact on our consolidated financial statements.

Facilitation of the effects of reference rate reform on financial reporting

This authoritative guidance provided optional expedients and exceptions for contracts and hedging relationships affected by reference rate reform. An entity could elect not to apply certain modification accounting requirements to contracts affected by reference rate reform and instead account for the modified contract as a continuation of the existing contract. Also, an entity could apply optional expedients to continue hedge accounting for hedging relationships in which the critical terms changed due to reference rate reform. This guidance eased the financial reporting impacts of reference rate reform on contracts and hedging relationships and was effective until December 31, 2022. A subsequent amendment issued in December 2022 extended the relief date from December 31, 2022, to December 31, 2024, and was effective upon issuance.

	March 12, 2020	We adopted the guidance upon issuance prospectively and elected the applicable optional expedients and exceptions for contracts and hedging relationships impacted by reference rate reform through December 31, 2024. The guidance did not have an impact on our consolidated financial statements upon adoption.

When we adopt new accounting standards, we have a process in place to perform a thorough review of the pronouncement, identify the financial statement and system impacts and create an implementation plan among our impacted business units to ensure we are compliant with the pronouncement on the date of adoption. This includes having effective processes and controls in place to support the reported amounts. Each of the standards listed above is in varying stages in our implementation process based on its issuance and adoption dates. We are on track to implement guidance by the respective effective dates.

Long-Duration Insurance Contracts Disclosures

We include disaggregated rollforwards for DAC, the unearned revenue liability, separate account liabilities, policyholder account balances, the liability for future policy benefits, the additional liability for certain benefit features and MRBs. Further, for certain actuarial balances, disclosures are required for the significant inputs, judgments, assumptions and methods used in measurement, including changes in those inputs, judgments and assumptions, and the effect of those changes on measurement.

9

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Amounts from different reportable segments cannot be aggregated for disclosures. Factors to consider in determining the level of aggregation for disclosures include the type of coverage, geography and market or type of customer. We have identified the following levels of aggregation for long-duration insurance contract disclosures.

●	Retirement and Income Solutions:

○	Workplace savings and retirement solutions – Group annuity contracts offered to the plan sponsors of defined contribution plans or defined benefit plans

○	Individual variable annuities – Variable deferred annuities and registered index-linked annuities (“RILAs”) offered to individuals for both qualified and nonqualified retirement savings

○	Pension risk transfer – Single premium group annuities offered to pension plan sponsors and other institutions

○	Individual fixed deferred annuities – An exited business that offered single premium deferred annuity contracts and flexible premium deferred annuities (“FPDAs”) to individuals for both qualified and nonqualified retirement savings

○	Individual fixed income annuities – An exited business that offered single premium immediate annuities (“SPIAs”) and deferred income annuities (“DIAs”) to individuals for both qualified and nonqualified retirement savings; also includes supplementary contracts generated by annuitizations from other individual product lines

○	Investment only – Primarily guaranteed investment contracts (“GICs”) and funding agreements offered to retirement plan sponsors and other institutions

●	Benefits and Protection – Specialty Benefits:

○	Individual disability – Disability insurance providing protection to individuals and/or business owners

●	Benefits and Protection – Life Insurance:

○	Universal life – Universal life, variable universal life and indexed universal life insurance products offered to individuals and/or business owners, which will be collectively referred to hereafter as “universal life” contracts; includes our exited universal life insurance with secondary guarantee (“ULSG”) business

○	Term life – Term life insurance products offered to individuals and/or business owners

○	Participating life – Participating life insurance contracts offered to individuals, some of which are part of a closed block of business and are only in the scope of long-duration insurance contracts disclosures for DAC

●	Corporate:

○	Long-term care insurance – A closed block of long-term care insurance that is fully reinsured, which was offered on both a group and individual basis.

For the separate account liability disclosures, our Retirement and Income Solutions segment uses a Group retirement contracts level of aggregation. This consists primarily of separate account liabilities for the workplace savings and retirement solutions business as well as amounts for the investment only and pension risk transfer businesses.

Use of Estimates in the Preparation of Financial Statements

The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

●	the fair value of investments in the absence of quoted market values;

●	investment impairments and valuation allowances;

●	the fair value of derivatives;

●	the fair value of MRBs;

●	the liability for future policy benefits and claims, including the deferred profit liability;

●	the value of our other postretirement benefit obligation (“OPEB”) and

●	accounting for income taxes and the valuation of deferred tax assets.

10

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

A description of such critical estimates is incorporated within the discussion of the related accounting policies that follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Actual results could differ from these estimates.

Closed Block

We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 7, Closed Block, for further details.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Fixed maturities include bonds, asset-backed securities (“ABS”), redeemable preferred stock and certain non-redeemable preferred securities. Equity securities include mutual funds, common stock and non-redeemable preferred stock. We classify fixed maturities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. Equity securities are also carried at fair value. See Note 19, Fair Value Measurements, for methodologies related to the determination of fair value. Unrealized gains and losses related to fixed maturities, available-for-sale, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments associated with related actuarial balances, derivatives in cash flow hedge relationships and applicable income taxes. Mark-to-market adjustments on certain fixed maturities, trading are reflected in net realized capital gains (losses). Mark-to-market adjustments on certain fixed maturities, trading are reflected in market risk benefit remeasurement (gain) loss. Unrealized gains and losses related to hedged portions of fixed maturities, available-for-sale in fair value hedging relationships are reflected in net investment income. Mark-to-market adjustments related to certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reflected in net investment income.

The amortized cost of fixed maturities includes cost adjusted for amortization of premiums and discounts, computed using the interest method. The amortized cost of fixed maturities, available-for-sale is adjusted for changes in fair value of the hedged portions of securities in fair value hedging relationships and excludes accrued interest receivable. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Fixed maturities, available-for-sale are subject to an allowance for credit loss and changes in the allowance are reported in net income as a component of net realized capital gains (losses). Interest income, as well as prepayment fees and the amortization of the related premium or discount, is reported in net investment income. For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method and net of valuation allowances. Amortized cost excludes accrued interest receivable. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income on the consolidated statements of operations. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Any changes in the loan valuation allowances are reported in net realized capital gains (losses) on the consolidated statements of operations. See Note 5, Investments, for further details of our valuation allowance.

Our commercial and residential mortgage loan portfolios can include loans that have been modified. We assess loan modifications on a case-by-case basis to evaluate whether a change to the valuation allowance and/or a write-off is needed. See Note 5, Investments, under the caption “Mortgage Loan Modifications” for further details.

11

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost basis of the property is reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $222.7 million and $218.5 million as of December 31, 2025 and 2024, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses) on the consolidated statements of operations: mark-to-market adjustments on equity securities, mark-to-market adjustments on certain fixed maturities, trading, mark-to-market adjustments on certain investment funds, mark-to-market adjustments on derivatives not designated as hedges, cash flow hedge gains (losses) when the hedged item impacts realized capital gains (losses), changes in the valuation allowance for fixed maturities, available-for-sale and certain financing receivables, impairments of real estate held for investment and impairments of equity method investments. Investment gains and losses on sales of certain real estate held for sale due to investment strategy and mark-to-market adjustments on certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reported as net investment income and are excluded from net realized capital gains (losses).

Policy loans and certain other investments are reported at cost. Interests in unconsolidated entities, joint ventures and partnerships are generally accounted for using the equity method. We had certain real estate ventures for which the fair value option had been elected in prior periods. See Note 19, Fair Value Measurements, for detail on these investments.

Derivatives

Overview

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include swaps, options, futures and forwards. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 19, Fair Value Measurements, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.

Accounting and Financial Statement Presentation

We designate derivatives as either:

(a)	a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);

(b)	a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or

(c)	a derivative not designated as a hedging instrument.

Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Cash flows associated with derivatives are included within operating activities in the consolidated statements of cash flows, with the exception of cash paid for certain options with deferred premiums. Those derivatives are included in payments for financing element derivatives within financing activities in the consolidated statements of cash flows.

12

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in the same consolidated statements of operations line item that is used to report the earnings effect of the hedged item. For fair value hedges of fixed maturities, available-for-sale and mortgage loans, these changes in fair value are reported in net investment income or net realized capital gains (losses). For fair value hedges of liabilities, changes in fair value are reported in cost of interest credited. The change in the fair value of excluded components is recorded in OCI and is recognized in net income through periodic settlements. A fair value hedge determined to be highly effective may still result in a mismatch between the change in the fair value of the hedging instrument and the change in the fair value of the hedged item attributable to the hedged risk. Certain fair value hedges use the portfolio layer method to hedge a designated layer amount within a closed portfolio of prepayable assets that is expected to remain outstanding for the length of the hedging relationship and is not expected to be impacted by prepayments, defaults or other factors that affect the timing and amount of cash flows. Prepayment risk is excluded when measuring the change in fair value attributable to the hedged risk under the portfolio layer method.

Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the consolidated statements of financial position or with specific firm commitments or forecasted transactions. Documentation of fair value hedges that use the portfolio layer method supports the expectation that the hedged layer amount is anticipated to be outstanding at the end of the hedging relationship and includes expectations of prepayments, defaults or other factors that affect the timing and amount of cash flows. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a hedge is determined to be highly effective, the hedge may still result in a mismatch between the change in the fair value of the hedging instrument and the change in the fair value of the hedged item attributable to the hedged risk.

We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques. For portfolio layer method hedges, the assessment of hedge effectiveness includes confirming we expect the hedged layer amount to be outstanding at the end of the hedging relationship.

Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. If a portfolio layer method hedging relationship is discontinued, the outstanding basis adjustment is allocated to the individual assets in the closed portfolio and those amounts are amortized consistent with the amortization of other discounts or premiums associated with those assets.

The component of accumulated other comprehensive income (“AOCI”) related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because it is probable the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income.

13

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims, MRBs and other policyholder funds) include reserves for investment contracts, individual and group annuities that provide periodic income payments, universal life insurance, variable universal life insurance, indexed universal life insurance, term life insurance, participating traditional individual life insurance, group dental and vision insurance, group critical illness, group accident, group hospital indemnity, paid family and medical leave (“PFML”), group short-term and long-term disability insurance, group life insurance, individual disability insurance and long-term care insurance. It also includes a provision for dividends on participating policies.

Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life, variable universal life and indexed universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders. See Note 10, Contractholder Funds, for additional details.

We hold additional reserves on certain long-duration contracts where benefit features result in gains in early years followed by losses in later years and universal life, variable universal life and indexed universal life insurance contracts that contain no lapse guarantee features.

Refer to Note 11, Future Policy Benefits and Claims, under the caption “Long-Duration Contracts” for information about the calculation of reserves for long-duration insurance and annuity contracts.

Contracts or contract features that provide protection to the policyholder from capital market risk and expose us to other than nominal capital market risk are classified as MRBs and reported at fair value. See Note 12, Market Risk Benefits, for additional details.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Participating business represented approximately 2%, 2% and 2% of our life insurance in force and 14%, 15% and 16% of the number of life insurance policies in force as of December 31, 2025, 2024 and 2023, respectively. Participating business represented approximately 15%, 15% and 16% of life insurance premiums for the years ended December 31, 2025, 2024 and 2023, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. See Note 8, Deferred Acquisition Costs and Other Actuarial Balances, under the caption “Unearned Revenue Liability” for additional details.

Short-Duration Contracts

We include the following group products in our short-duration insurance contracts disclosures: long-term disability (“LTD”), group life waiver, dental, vision, short-term disability (“STD”), critical illness, accident, PFML, hospital indemnity and group life. Refer to Note 11, Future Policy Benefits and Claims, under the caption “Short-Duration Contracts” for additional details.

14

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Liability for Unpaid Claims

The liability for unpaid claims for both long-duration and short-duration contracts is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.

We incur claim adjustment expenses for both long-duration and short-duration contracts that cannot be allocated to a specific claim. Our claim adjustment expense liability is estimated using actuarial analyses based on historical trends of expenses and expected claim runout patterns.

See Note 11, Future Policy Benefits and Claims, under the caption “Liability for Unpaid Claims” for further details.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

Products with fixed and guaranteed premiums and benefits consist principally of whole life and term life insurance policies and individual disability income. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.

Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as premium revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves using estimates for mortality and interest assumptions. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves. Any gross premium received in excess of the net premium is recognized as a deferred profit liability and amortized in relation to the expected future benefit payments. See Note 11, Future Policy Benefits and Claims, for additional details.

Group life, dental, vision, critical illness, accident, PFML, hospital indemnity and disability premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.

Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of guaranteed investment contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Fees and other revenues are earned for administrative services performed including recordkeeping, trust and custody and reporting services for retirement savings plans, insurance companies, endowments and other financial institutions and other products. Fees and other revenues received for performance of administrative services are recognized as revenue when earned, typically when the service is performed.

15

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Deferred Acquisition Costs

Refer to Note 8, Deferred Acquisition Costs and Other Actuarial Balances, for information related to DAC on insurance policies and investment contracts. Commissions and other incremental direct costs for the acquisition of long-term service contracts are also capitalized to the extent recoverable.

Internal Replacement Transactions

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our consolidated statements of financial position. Long-term debt is primarily recorded at the unpaid principal balance, net of unamortized discount, premium and issuance costs.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business in order to limit losses and minimize exposure to significant risks.

We evaluate each insurance agreement to determine whether the agreement provides indemnification against loss or liability related to insurance risk. For agreements that expose the reinsurer to reasonable possibility of significant loss from insurance risk, the reinsurance method of accounting is used for the agreement. Assets and liabilities related to reinsurance ceded are reported on a gross basis on the consolidated statements of financial position. Insurance liabilities are reported before the effects of reinsurance and we record an offsetting reinsurance recoverable, net of valuation allowance. Premiums and expenses are reported net of reinsurance ceded on the consolidated statements of operations.

If an agreement does not expose the reinsurer to reasonable possibility of significant loss from insurance risk, the deposit method of accounting is used for the agreement. We record a deposit receivable, net of valuation allowance, if necessary. The deposit receivable is adjusted as amounts are paid or received on the underlying contracts. Accretion on the deposit receivable is calculated using an effective interest method and is reported in fees and other revenues and operating expense on the consolidated statements of operations.

The cost of reinsurance related to long-duration contracts is amortized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

We have entered into coinsurance with funds withheld reinsurance agreements in which we record a funds withheld payable that contains an embedded derivative for which the fair value is estimated based on the change in fair value of the assets supporting the funds withheld payable. The change in fair value of the funds withheld embedded derivative is separately reported on the consolidated statements of operations. Gains and losses that do not flow to the reinsurer are reported in net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

For further information about reinsurance, refer to Note 13, Reinsurance. For further information about the financing receivables valuation allowance on the reinsurance recoverable and deposit receivable, refer to Note 5, Investments.

Separate Accounts

Refer to Note 9, Separate Account Balances, for information on our separate account assets and liabilities.

16

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Income Taxes

Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes us and all of our qualifying subsidiaries. In addition, PFG files income tax returns in all states and foreign jurisdictions in which it conducts business. PFG has a tax sharing agreement with companies in the group under which it allocates income tax expenses and benefits generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities, net operating loss carryforwards and tax credit carryforwards using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in net income in the period in which the change is enacted. Subsequent to a change in tax rates and laws, any stranded tax effects remaining in AOCI will be released only if an entire portfolio is liquidated, sold or extinguished.

2. Related Party Transactions

Expense Agreements

We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2025, 2024 and 2023, we received $623.4 million, $567.9 million and $524.6 million, respectively, of expense reimbursements from affiliated entities, which are net of amounts paid for brand licensing agreements with PFS.

Cash Advance Agreement

We and our direct parent, PFS, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash with other affiliates in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFS in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the secured overnight financing rate (“SOFR”) plus 10 basis points (the “Internal Crediting Rate”); and (ii) PFS to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate to reimburse PFS for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFS of $116.0 million and $73.9 million as of December 31, 2025 and 2024, respectively, and earned interest of $5.9 million, $8.3 million and $10.1 million during 2025, 2024 and 2023, respectively.

Reinsurance

We and an affiliated entity, Principal National Life Insurance Company, are parties to a reinsurance agreement to reinsure certain life insurance business. Under this agreement, we had an assumed reinsurance liability of $7,120.8 million and $6,514.5 million as of December 31, 2025 and 2024, respectively. In addition, we recognized premiums and other fees of $1,038.9 million, $992.3 million and $938.1 million for the years ended December 31, 2025, 2024 and 2023, respectively, associated with this agreement. Furthermore, we recognized expenses of $1,284.0 million, $1,254.0 million and $1,076.2 million for the years ended December 31, 2025, 2024 and 2023, respectively, associated with this agreement.

We and an affiliated entity, PFS Bermuda, are parties to a coinsurance with funds withheld agreement for PFS Bermuda to reinsure certain term life and pension risk transfer (“PRT”) blocks of business. Under this agreement, we had a reinsurance recoverable of $4,887.1 million and $4,106.3 million as of December 31, 2025 and 2024, respectively. We had a $23.2 million and $62.2 million payable to PFS Bermuda as of December 31, 2025 and 2024, respectively, associated with the settlement statements. In addition, we ceded premiums of $990.5 million, $733.1 million and $53.4 million; net investment income on policy loans of $0.1 million, $0.0 million and $0.0 million and benefits of $1,102.3 million, $822.4 million and $76.4 million for the years ended December 31, 2025, 2024 and 2023, respectively, associated with this agreement. We passed net investment income of $275.1 million, $228.9 million and $56.1 million and net realized capital gains (losses) of $0.9 million, $3.9 million and $(1.1) million on the funds withheld assets to PFS Bermuda for the years ended December 31, 2025, 2024 and 2023, respectively. Furthermore, our operating expenses were reduced by ceding commissions and expense allowances received of $134.5 million, $129.5 million and $31.2 million for the years ended December 31, 2025, 2024 and 2023, respectively.

17

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Notes Receivable

As of December 31, 2025, we had the following notes receivable from PFS related to the sale of interests in subsidiaries (1) a 10-year note with a par amount of $156.0 million, which bears interest at 2.87% with semi-annual principal and interest payments due in February and August each year and (2) a 10-year note with a par amount of $300.0 million, which bears interest at 2.885% with semi-annual principal and interest payments due in May and November each year. The carrying amount of the notes is included in premiums due and other receivables on the consolidated statements of financial position. We recorded interest income on these notes of $2.0 million, $3.3 million and $4.6 million for the years ended December 31, 2025, 2024 and 2023, respectively. Our ultimate parent, PFG, is a guarantor of the notes.

Distribution of Affiliated Products

We receive commission fees, distribution fees and service fees from Principal Securities, Inc. and Principal Global Investors, LLC (“PGI LLC”). Furthermore, we receive management and administrative fees for investments our products sold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenues were $417.6 million, $438.2 million and $407.1 million for the years ended December 31, 2025, 2024 and 2023, respectively. In addition, we pay commission expense to affiliated registered representatives within Principal Securities, Inc. to sell proprietary products. Commission expense was $179.3 million, $158.3 million and $95.9 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Benefit Plans

PFG is the sponsor of the qualified defined contribution plans for both employees and individual field agents. We were allocated plan expenses from PFG of $46.4 million, $44.5 million and $44.2 million during 2025, 2024 and 2023, respectively.

PFG is also the sponsor of the nonqualified deferred compensation plans for select employees and individual field agents. We were allocated plan expenses from PFG of $2.4 million, $2.1 million and $1.8 million during 2025, 2024 and 2023, respectively.

PFG is the sponsor of the defined benefit pension plans for both employees and individual field agents. We were allocated $43.6 million, $43.7 million and $38.8 million of pension expense from PFG during 2025, 2024 and 2023, respectively.

Other Agreements

PGI LLC provides asset management services for us. We recognized $128.1 million, $117.0 million and $108.1 million of asset management fee expense for the years ended December 31, 2025, 2024 and 2023, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our affiliates and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

18

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

3. Goodwill and Other Intangible Assets

Goodwill

The changes in the carrying amount of goodwill reported in our segments were as follows:

	Retirement and Income Solutions	Benefits and Protection	Corporate	Consolidated
	(in millions)
Balance as of January 1, 2024	$18.8	$29.5	$—	$48.3
Goodwill from acquisitions (1)	11.2	—	—	11.2
Balance as of December 31, 2024	$30.0	$29.5	$—	$59.5

Balance as of December 31, 2025	$30.0	$29.5	$—	$59.5

(1)	Relates to the acquisition of employee stock ownership plan business from Ascensus within our Retirement and Income Solutions segment.

Finite Lived Intangible Assets

Amortized intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 11 years were as follows:

	December 31,
	2025	2024
	(in millions)
Gross carrying value	$54.2	$52.7
Accumulated amortization	28.4	26.0
Net carrying value	$25.8	$26.7

The amortization expense for intangible assets with finite useful lives was $2.4 million, $1.7 million and $1.0 million for 2025, 2024 and 2023, respectively. As of December 31, 2025, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2026	$2.5
2027	2.5
2028	2.5
2029	2.5
2030	2.5

4. Variable Interest Entities

We have relationships with various types of entities that may be VIEs. Certain VIEs are consolidated in our financial results. See Note 1, Nature of Operations and Significant Accounting Policies, under the caption “Consolidation” for further details of our consolidation accounting policies. We did not provide financial or other support to investees designated as VIEs for the periods ended December 31, 2025 and December 31, 2024.

Consolidated Variable Interest Entities

Real Estate

We invest in several real estate limited partnerships and limited liability companies. The entities invest in real estate properties. Certain of these entities are VIEs based on the combination of our significant economic interest and related voting rights. We determined we are the primary beneficiary as a result of our power to control the entities through our significant ownership. Due to the nature of these real estate investments, the investment balance will fluctuate as we purchase and sell interests in the entities and as capital expenditures are made to improve the underlying real estate.

19

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Sponsored Investment Fund

We sponsored and invested in an investment fund for which a related party provided asset management services. The fund is a VIE as the equity holders lack power through voting rights to direct the activities of the entity that most significantly impact its economic performance. We determined we were the primary beneficiary of the VIE where our interest in the entity was more than insignificant. We deconsolidated the fund in 2025 due to the acquisition of substantial voting rights through investment in the fund by external investors.

Residential Mortgage Loans

We invest in ABS trusts. The trusts issue various collateralized mortgage obligation certificates and purchase residential mortgage loans. The trusts are considered VIEs due to insufficient equity to sustain themselves. We concluded we are the primary beneficiary as we purchase substantially all of the certificates and have the obligation to absorb losses that could potentially be significant to the VIEs.

Asset-Backed Limited Partnership

We invest in an ABS limited partnership. The limited partnership issues multiple notes and purchases consumer loans, auto loans, other loans and credit facilities. The limited partnership is considered a VIE due to insufficient equity to sustain itself. We concluded we are the primary beneficiary as we have purchased all of the notes and have the obligation to absorb losses and residual returns that could potentially be significant to the VIE.

Assets and Liabilities of Consolidated Variable Interest Entities

The carrying amounts of our consolidated VIE assets, which can only be used to settle obligations of consolidated VIEs, and liabilities of consolidated VIEs for which creditors do not have recourse were as follows:

	December 31, 2025		December 31, 2024
	Total assets	Total liabilities	Total assets	Total liabilities
	(in millions)
Real estate (1)	$883.4	$34.2	$814.3	$69.4
Sponsored investment fund (2)	—	—	150.8	140.8
Residential mortgage loans (3)	728.9	18.8	806.5	19.9
Asset-backed limited partnership (4)	256.3	—	250.0	—
Total	$1,868.6	$53.0	$2,021.6	$230.1

(1)	The assets of the real estate VIEs primarily include real estate, other investments and cash. Liabilities primarily include other liabilities.

(2)	The assets of the sponsored investment fund VIE were primarily commercial mortgage loans and cash. The liabilities included short-term debt and long-term debt. The consolidated statements of financial position included a $0.0 million and $5.0 million redeemable noncontrolling interest for the sponsored investment fund as of December 31, 2025 and 2024, respectively.

(3)	The assets of the residential mortgage loans VIEs primarily include residential mortgage loans. The liabilities primarily include other liabilities.

(4)	The assets of the asset-backed limited partnership VIE primarily include consumer loans, auto loans, other loans and credit facilities. These assets are reported with cash and cash equivalents, other investments and fixed maturities, trading on the consolidated statements of financial position.

20

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Unconsolidated Variable Interest Entities

We hold a variable interest in a number of VIEs where we are not the primary beneficiary. Our investments in these VIEs are reported in fixed maturities, available-for-sale; fixed maturities, trading and other investments in the consolidated statements of financial position and are described below.

Unconsolidated VIEs include certain commercial mortgage-backed securities (“CMBS”), residential mortgage-backed pass-through securities (“RMBS”) and other ABS. All of these entities were deemed VIEs because the equity within these entities is insufficient to sustain them. We determined we are not the primary beneficiary in the entities within these categories of investments. This determination was based primarily on the fact we do not own the class of security that controls the unilateral right to replace the special servicer or equivalent function.

We invest in cash collateralized debt obligations, collateralized bond obligations, collateralized loan obligations and other collateralized structures, which are VIEs due to insufficient equity to sustain the entities. We have determined we are not the primary beneficiary of these entities primarily because we do not control the economic performance of the entities and were not involved with the design of the entities or because we do not have a potentially significant variable interest in the entities for which we are the asset manager.

We have invested in various VIE trusts and similar entities as a debt holder. Most of these entities are classified as VIEs due to insufficient equity to sustain them. In addition, we have an entity classified as a VIE based on the combination of our significant economic interest and lack of voting rights. We have determined we are not the primary beneficiary primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

We have invested in partnerships and other funds, which are classified as VIEs. The entities are VIEs as equity holders lack the power to control the most significant activities of the entities because the equity holders do not have either the ability by a simple majority to exercise substantive kick-out rights or substantive participating rights. We have determined we are not the primary beneficiary because we do not have the power to direct the most significant activities of the entities.

As previously discussed, we sponsor and invest in certain investment funds that are VIEs. We determined we are not the primary beneficiary of the VIEs for which we are the asset manager but do not have a potentially significant variable interest in the funds.

21

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

The carrying value and maximum loss exposure for our unconsolidated VIEs were as follows:

	Asset carrying value	Maximum exposure to loss (1)
	(in millions)
December 31, 2025
Fixed maturities, available-for-sale:
Corporate	$289.4	$361.7
Residential mortgage-backed pass-through securities	3,472.4	3,539.2
Commercial mortgage-backed securities	5,363.5	5,650.5
Collateralized debt obligations (2)	6,420.6	6,415.8
Other debt obligations	10,661.0	12,144.3
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	8.4	8.4
Commercial mortgage-backed securities	65.1	65.1
Collateralized debt obligations (2)	292.1	292.1
Other debt obligations	330.5	330.5
Other investments:
Other limited partnership and fund interests	3,050.9	4,702.7

December 31, 2024
Fixed maturities, available-for-sale:
Corporate	$308.2	$359.7
Residential mortgage-backed pass-through securities	3,319.6	3,517.1
Commercial mortgage-backed securities	5,177.1	5,622.0
Collateralized debt obligations (2)	6,556.6	6,514.8
Other debt obligations	8,882.5	10,555.8
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	9.1	9.1
Commercial mortgage-backed securities	44.1	44.1
Collateralized debt obligations (2)	210.1	210.1
Other debt obligations	210.1	210.1
Other investments:
Other limited partnership and fund interests	2,355.0	4,042.6

(1)	Our risk of loss is limited to our initial investment measured at amortized cost excluding portfolio layer method basis adjustments for fixed maturities, available-for-sale, plus any unfunded commitments and/or guarantees and similar provisions for collateralized debt obligations and other debt obligations. Our risk of loss is limited to our investment measured at fair value for our fixed maturities, trading. Our risk of loss is limited to our carrying value plus any unfunded commitments and/or guarantees and similar provisions for our other investments. A carrying value of zero is used if distributions have been received in excess of our investment, resulting in a negative carrying value for the investment. Unfunded commitments are not liabilities on our consolidated statements of financial position because we are only required to fund additional equity when called upon to do so by the general partner or investment manager.

(2)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

22

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

5. Investments

Our investments include assets backing reserves as part of a coinsurance with funds withheld agreement. The funds withheld invested assets are reported within their respective line items, primarily consisting of fixed maturities available-for-sale, mortgage loans and other investments. See Note 13, Reinsurance, for more information on the funds withheld invested assets.

Fixed Maturities

The amortized cost, gross unrealized gains and losses, allowance for credit loss and fair value of fixed maturities, available-for-sale were as follows:

	Amortized cost (1)	Gross unrealized gains	Gross unrealized losses	Allowance for credit loss	Fair value
	(in millions)
December 31, 2025
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,977.3	$7.8	$266.7	$—	$1,718.4
Non-U.S. governments	545.7	17.3	54.6	—	508.4
States and political subdivisions	8,070.7	43.8	1,004.9	—	7,109.6
Corporate	37,460.3	602.4	3,010.7	22.5	35,029.5
Residential mortgage-backed pass-through securities	3,539.2	50.2	117.0	—	3,472.4
Commercial mortgage-backed securities	5,650.5	19.6	305.2	1.4	5,363.5
Collateralized debt obligations (2)	6,415.8	14.5	9.7	—	6,420.6
Other debt obligations	10,958.2	99.5	387.4	0.4	10,669.9
Total excluding portfolio layer method basis adjustment	74,617.7	855.1	5,156.2	24.3	70,292.3
Unallocated portfolio layer method basis adjustment (3)	(16.9)	16.9	—	—	—
Total fixed maturities, available-for-sale	$74,600.8	$872.0	$5,156.2	$24.3	$70,292.3

December 31, 2024
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,732.7	$0.2	$298.0	$—	$1,434.9
Non-U.S. governments	553.8	12.6	84.4	—	482.0
States and political subdivisions	7,161.3	11.5	1,133.9	—	6,038.9
Corporate	36,649.4	343.8	3,619.9	16.1	33,357.2
Residential mortgage-backed pass-through securities	3,517.1	8.7	206.2	—	3,319.6
Commercial mortgage-backed securities	5,622.0	4.9	449.8	—	5,177.1
Collateralized debt obligations (2)	6,514.8	48.0	6.2	—	6,556.6
Other debt obligations	9,421.1	50.0	576.8	0.2	8,894.1
Total excluding portfolio layer method basis adjustment	71,172.2	479.7	6,375.2	16.3	65,260.4
Unallocated portfolio layer method basis adjustment (3)	(55.7)	55.7	—	—	—
Total fixed maturities, available-for-sale	$71,116.5	$535.4	$6,375.2	$16.3	$65,260.4

(1)	Amortized cost excludes accrued interest receivable of $654.9 million and $642.3 million as of December 31, 2025 and 2024, respectively.

(2)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

(3)	Represents unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method. See Note 6, Derivative Financial Instruments, for further details.

23

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

The amortized cost and fair value of fixed maturities available-for-sale as of December 31, 2025, by expected maturity, were as follows:

	Amortized cost (1)	Fair value
	(in millions)
Due in one year or less	$1,373.1	$1,360.4
Due after one year through five years	9,651.4	9,618.2
Due after five years through ten years	8,881.9	8,793.4
Due after ten years	28,147.6	24,593.9
Subtotal	48,054.0	44,365.9
Mortgage-backed and other asset-backed securities	26,563.7	25,926.4
Total	$74,617.7	$70,292.3

(1) Excludes unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.

Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Net Investment Income

The major components of net investment income are shown below and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details.

	For the year ended December 31,
	2025	2024	2023
		(in millions)
Fixed maturities, available-for-sale	$2,548.3	$2,323.6	$2,230.0
Fixed maturities, trading	54.8	30.7	32.4
Equity securities	8.9	6.3	3.5
Mortgage loans	779.8	695.6	661.5
Real estate	133.3	177.8	177.2
Policy loans	43.6	41.9	39.1
Cash and cash equivalents	151.9	214.7	148.2
Derivatives	21.1	94.3	38.6
Other	281.1	258.6	231.6
Total	4,022.8	3,843.5	3,562.1
Investment expenses	(292.8)	(309.1)	(276.6)
Net investment income	$3,730.0	$3,534.4	$3,285.5

24

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Net Realized Capital Gains and Losses

The major components of net realized capital gains (losses) on investments are shown below and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details. The amounts below do not include net realized capital gains (losses) on funds withheld assets that are not passed to reinsurers, which are separately reported on the consolidated statements of operations. Net realized capital gains (losses) on funds withheld assets includes gains (losses) realized upon sale of assets put into the funds withheld at the start of a reinsurance transaction for the unrealized gains (losses) on the date of transfer into the funds withheld, the change in the valuation allowance on funds withheld commercial mortgage loans and unrealized gains and losses related to the change in fair value of funds withheld fixed maturities, trading, equity securities and derivatives.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Fixed maturities, available-for-sale:
Gross gains	$9.3	$12.9	$46.8
Gross losses	(57.8)	(45.7)	(134.8)
Net credit losses (1)	(41.6)	(21.7)	(31.3)
Hedging, net (2)	23.6	(11.5)	2.2
Fixed maturities, trading (3)	0.6	(0.5)	0.7
Equity securities (4)	71.1	(13.8)	0.7
Mortgage loans (5)	(50.7)	(100.7)	(133.8)
Derivatives	(78.6)	35.7	(5.3)
Other	69.8	(6.9)	100.1
Net realized capital losses	$(54.3)	$(152.2)	$(154.7)

(1)	Includes credit sales, adjustments to the credit loss valuation allowance, write-offs and recoveries on available-for-sale securities.

(2)	The change in fair value of fixed maturities, available-for-sale and the change in fair value of derivative hedging instruments in fair value hedging relationships are reported in net investment income with the earnings effect of fixed maturities, available-for-sale. Gains (losses) for fixed maturities, available-for-sale related to terminated cash flow hedges continue to be reflected in net realized capital gains (losses).

(3)	Unrealized gains (losses) on fixed maturities, trading still held at the reporting date were $0.2 million, $(1.4) million and $(0.2) million for the years ended December 31, 2025, 2024 and 2023, respectively. This excludes $8.2 million, $1.7 million and $2.9 million in unrealized gains (losses) for the years ended December 31, 2025, 2024 and 2023, respectively, that were reported in market risk benefit remeasurement (gain) loss and $(5.4) million, $2.0 million and $6.8 million of unrealized gains (losses) for the years ended December 31, 2025, 2024 and 2023, respectively, that were reported in net realized capital gains (losses) on funds withheld assets.

(4)	Unrealized gains (losses) on equity securities still held at the reporting date were $7.7 million, $(13.8) million and $0.7 million for the years ended December 31, 2025, 2024 and 2023, respectively. This excludes $0.0 million, $0.0 million and $1.7 million unrealized gains (losses) for the years ended December 31, 2025, 2024 and 2023, respectively, that were reported in net realized capital gains (losses) on funds withheld assets.

(5)	Net realized capital gains (losses) on mortgage loans include losses related to the deconsolidation of residential mortgage loan trusts in 2023.

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were $2,546.9 million, $2,867.2 million and $4,950.4 million in 2025, 2024 and 2023, respectively.

Allowance for Credit Loss

We have a process in place to identify fixed maturity securities that could potentially require an allowance for credit loss. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

25

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Each reporting period, all securities in an unrealized loss position are reviewed to determine whether a decline in value is due to credit. Relevant facts and circumstances considered include: (1) the extent the fair value is below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) for structured securities, the adequacy of the expected cash flows. To the extent we determine an unrealized loss is due to credit, an allowance for credit loss is recognized through a reduction to net income.

We estimate the amount of the allowance for credit loss as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The ABS cash flow estimates are based on security specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate security cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity. We do not measure a credit loss allowance on accrued interest receivable because we write off the accrued interest receivable balance to net investment income in a timely manner when we have concern regarding collectability.

Amounts on fixed maturities, available-for-sale deemed to be uncollectible are written off and removed from the allowance for credit loss. A write-off may also occur if we intend to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity.

A rollforward of the allowance for credit loss by major security type was as follows.

	For the year ended December 31, 2025
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning balance	$—	$—	$—	$16.1	$—	$—	$—	$0.2	$16.3

Additions for credit losses not previously recorded	—	—	—	22.5	—	1.5	—	0.1	24.1
Additional increases (decreases) for credit losses on securities with an allowance recorded in the previous period	—	—	—	0.1	—	(0.1)	—	0.1	0.1
Write-offs charged against allowance	—	—	—	(16.2)	—	—	—	—	(16.2)
Ending balance	$—	$—	$—	$22.5	$—	$1.4	$—	$0.4	$24.3

Accrued interest written off to net investment income	$—	$—	$—	$0.4	$—	$—	$—	$—	$0.4

26

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning balance	$—	$—	$—	$1.9	$—	$—	$—	$0.1	$2.0
Additions for credit losses not previously recorded	—	—	—	16.1	—	—	—	0.1	16.2
Reductions for securities sold during the period	—	—	—	(0.3)	—	—	—	—	(0.3)
Write-offs charged against allowance	—	—	—	(1.6)	—	—	—	—	(1.6)
Ending balance	$—	$—	$—	$16.1	$—	$—	$—	$0.2	$16.3

Accrued interest written off to net investment income	$—	$—	$—	$1.0	$—	$—	$—	$—	$1.0

	For the year ended December 31, 2023
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning balance	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.1
Additions for credit losses not previously recorded	—	—	—	5.7	—	—	—	—	5.7
Write-offs charged against allowance	—	—	—	(3.8)	—	—	—	—	(3.8)
Ending balance	$—	$—	$—	$1.9	$—	$—	$—	$0.1	$2.0

Accrued interest written off to net investment income	$—	$—	$—	$0.1	$—	$—	$—	$—	$0.1

(1)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

27

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Available-For-Sale Securities in Unrealized Loss Positions Without an Allowance for Credit Loss

For available-for-sale securities with unrealized losses for which an allowance for credit loss has not been recorded, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position were as follows:

	December 31, 2025
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale (1):
U.S. government and agencies	$467.1	$11.0	$730.2	$255.7	$1,197.3	$266.7
Non-U.S. governments	12.8	0.3	309.7	54.3	322.5	54.6
States and political subdivisions	639.4	8.9	4,874.3	996.0	5,513.7	1,004.9
Corporate	1,766.2	87.9	18,881.6	2,919.0	20,647.8	3,006.9
Residential mortgage-backed pass-through securities	173.7	0.6	1,090.3	116.4	1,264.0	117.0
Commercial mortgage-backed securities	342.0	2.5	3,459.7	301.0	3,801.7	303.5
Collateralized debt obligations (2)	1,919.9	4.7	20.2	5.0	1,940.1	9.7
Other debt obligations	567.0	1.9	3,493.9	384.7	4,060.9	386.6
Total fixed maturities, available-for-sale	$5,888.1	$117.8	$32,859.9	$5,032.1	$38,748.0	$5,149.9

(1)	Fair value and gross unrealized losses are excluded for available-for-sale securities for which an allowance for credit loss has been recorded. Gross unrealized losses exclude unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.
(2)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

Of the available-for-sale fixed maturities within our consolidated portfolio in a gross unrealized loss position, 97% were investment grade (rated AAA through BBB-) with an average price of 88 (carrying value/amortized cost) as of December 31, 2025. Gross unrealized losses in our fixed maturities portfolio decreased during the year ended December 31, 2025, primarily due to a decrease in interest rates, which was partially offset by a widening of credit spreads.

For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 870 securities reflecting an average price of 98 as of December 31, 2025. Of this portfolio, 93% was investment grade (rated AAA through BBB-) as of December 31, 2025, with associated unrealized losses of $96.7 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 5,758 securities reflecting an average price of 87 and an average credit rating of A as of December 31, 2025. Corporate securities with unrealized losses had an average price of 87 and an average credit rating of A-. States and political subdivisions securities with unrealized losses had an average price of 83 and an average credit rating of AA-. Collateralized mortgage obligation securities with unrealized losses had an average price of 87 and an average credit rating of AA+. CMBS with unrealized losses had an average price of 92 and an average credit rating of AA. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, we did not record an allowance for credit loss on these securities as of December 31, 2025. Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be at maturity, we did not write down these investments to fair value.

28

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale (1):
U.S. government and agencies	$710.9	$17.2	$806.9	$280.8	$1,517.8	$298.0
Non-U.S. governments	33.0	1.3	296.8	83.1	329.8	84.4
States and political subdivisions	743.2	25.9	4,708.2	1,108.0	5,451.4	1,133.9
Corporate	4,659.5	149.0	19,625.6	3,470.0	24,285.1	3,619.0
Residential mortgage-backed pass-through securities	1,652.5	27.6	1,152.5	178.6	2,805.0	206.2
Commercial mortgage-backed securities	691.7	8.2	3,849.1	441.5	4,540.8	449.7
Collateralized debt obligations (2)	582.2	1.3	28.9	5.0	611.1	6.3
Other debt obligations	1,732.4	21.8	3,677.3	554.5	5,409.7	576.3
Total fixed maturities, available-for-sale	$10,805.4	$252.3	$34,145.3	$6,121.5	$44,950.7	$6,373.8

(1)	Fair value and gross unrealized losses are excluded for available-for-sale securities for which an allowance for credit loss has been recorded. Gross unrealized losses exclude unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.
(2)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

Of the available-for-sale fixed maturities within our consolidated portfolio in a gross unrealized loss position, 97% were investment grade (rated AAA through BBB-) with an average price of 88 (carrying value/amortized cost) as of December 31, 2024. Gross unrealized losses in our fixed maturities portfolio increased during the year ended December 31, 2024, primarily due to an increase in interest rates, which was partially offset by a tightening of credit spreads.

For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 1,747 securities reflecting an average price of 98 as of December 31, 2024. Of this portfolio, 96% was investment grade (rated AAA through BBB-) as of December 31, 2024, with associated unrealized losses of $245.4 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 6,219 securities reflecting an average price of 85 and an average credit rating of A as of December 31, 2024. Corporate securities with unrealized losses had an average price of 85 and an average credit rating of BBB+. States and political subdivisions securities with unrealized losses had an average price of 81 and an average credit rating of AA-. Collateralized mortgage obligation securities with unrealized losses had an average price of 83 and an average credit rating of AAA. CMBS with unrealized losses had an average price of 90 and an average credit rating of AA. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, we did not record an allowance for credit loss on these securities as of December 31, 2024. Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be at maturity, we did not write down these investments to fair value.

29

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Net Unrealized Gains and Losses on Available-For-Sale Securities and Derivative Instruments

The net unrealized gains and losses on investments in available-for-sale securities and the net unrealized gains and losses on derivative instruments in cash flow hedge relationships are reported as separate components of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments in cash flow hedge relationships net of adjustments related to actuarial balances, policyholder liabilities, noncontrolling interest and applicable income taxes was as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Net unrealized losses on fixed maturities, available-for-sale (1)	$(4,187.5)	$(6,003.6)
Net unrealized gains (losses) on derivative instruments	(40.0)	66.1
Adjustments for assumed changes in amortization patterns	4.2	5.1
Adjustments for assumed changes in policyholder liabilities	21.2	12.2
Net unrealized gains on other investments and noncontrolling interest adjustments	2.9	2.9
Provision for deferred income tax benefits	894.2	1,260.7
Net unrealized losses on available-for-sale securities and derivative instruments	$(3,305.0)	$(4,656.6)

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Financing Receivables

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. Our commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages on stabilized properties. Our residential mortgage loan portfolio is composed of first lien mortgages.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method and net of valuation allowances. Amortized cost excludes accrued interest receivable. The amortized cost of our residential mortgage loans also includes basis adjustments related to fair value hedges in a closed portfolio. See Note 6, Derivative Financial Instruments, for further information. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income on the consolidated statements of operations. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Any changes in the loan valuation allowances are reported in net realized capital gains (losses) on the consolidated statements of operations. Further details relating to our valuation allowance are included under the caption “Financing Receivables Valuation Allowance.”

Reinsurance Recoverable and Deposit Receivable

Our reinsurance recoverables include amounts due from reinsurers for paid or unpaid claims, claims incurred but not reported or policy benefits. We cede life, disability, medical and long-term care insurance as well as fixed annuity contracts with significant life insurance risk to other insurance companies through reinsurance. Deposit receivables include amounts due from the reinsurer for fixed annuity contracts without significant life insurance risk recorded using the deposit method of accounting.

Other Loans

Our other loans include consumer, auto and other loans (“other loans”) of a consolidated VIE for which the fair value option was elected as well as consumer loans for which the fair value option was not elected. Other loans are generally subject to amortized cost accounting and a valuation allowance if the fair value option is not elected. Other loans are reported as a component of other investments in the consolidated statements of financial position.

30

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Credit Quality Information for Financing Receivables

The amortized cost of our financing receivables by credit risk and vintage was as follows:

	December 31, 2025
	2025	2024	2023	2022	2021	Prior	Total
	(in millions)
Commercial mortgage loans:
A- and above	$1,572.7	$1,319.2	$902.5	$1,034.1	$1,641.7	$6,686.9	$13,157.1
BBB+ thru BBB-	200.9	186.6	151.7	172.5	78.2	1,146.8	1,936.7
BB+ thru BB-	81.4	64.2	109.5	198.2	—	103.7	557.0
B+ and below	—	—	32.4	—	—	348.9	381.3
Total	$1,855.0	$1,570.0	$1,196.1	$1,404.8	$1,719.9	$8,286.3	$16,032.1

Residential mortgage loans:
Performing	$1,278.9	$337.0	$336.5	$883.7	$1,075.4	$335.3	$4,246.8
Non-performing	—	1.1	4.6	6.6	5.7	1.7	19.7
Total excluding portfolio layer method basis adjustments	$1,278.9	$338.1	$341.1	$890.3	$1,081.1	$337.0	4,266.5
Unallocated portfolio layer method basis adjustment (1)							(3.6)
Total							$4,262.9

Other loans:
Performing	$123.1	$28.4	$27.9	$—	$—	$—	$179.4
Non-performing	1.4	3.6	1.5	—	—	—	6.5
Total	$124.5	$32.0	$29.4	$—	$—	$—	$185.9

Reinsurance recoverable and deposit receivable							$23,890.0

31

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	2024	2023	2022	2021	2020	Prior	Total
	(in millions)
Commercial mortgage loans:
A- and above	$1,176.9	$795.1	$1,180.2	$2,016.8	$1,427.7	$6,461.8	$13,058.5
BBB+ thru BBB-	210.0	394.1	232.2	235.3	162.9	1,198.9	2,433.4
BB+ thru BB-	215.7	143.4	154.3	37.8	40.1	230.4	821.7
B+ and below	—	—	—	—	—	321.7	321.7
Total	$1,602.6	$1,332.6	$1,566.7	$2,289.9	$1,630.7	$8,212.8	$16,635.3

Residential mortgage loans:
Performing	$324.0	$372.2	$935.4	$1,177.8	$131.3	$268.6	$3,209.3
Non-performing	—	3.1	4.0	3.3	1.2	2.5	14.1
Total excluding portfolio layer method basis adjustments	$324.0	$375.3	$939.4	$1,181.1	$132.5	$271.1	3,223.4
Unallocated portfolio layer method basis adjustment (1)							(8.4)
Total							$3,215.0

Other loans:
Performing	$84.2	$61.9	$—	$—	$—	$—	$146.1
Non-performing	0.1	—	—	—	—	0.1	0.2
Total	$84.3	$61.9	$—	$—	$—	$0.1	$146.3

Reinsurance recoverable and deposit receivable							$23,599.6

(1)	Represents unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method. See Note 6, Derivative Financial Instruments, for further details.

The amortized cost of commercial mortgage loans, residential mortgage loans and other loans excluded accrued interest receivable of $65.2 million, $20.0 million and $1.4 million, respectively, as of December 31, 2025, and $68.2 million, $10.9 million and $1.3 million, respectively, as of December 31, 2024.

Financing Receivables Credit Monitoring

Commercial Mortgage Loan Credit Risk Profile Based on Internal Rating

We actively monitor and manage our commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating cash flow model, in order to monitor the financial quality of these assets. The models stress expected cash flows at various levels and at different points in time depending on the durability of the income stream, which includes our assessment of factors such as location (macro and micro markets), tenant quality and lease expirations. Our internal rating analysis presents expected losses in terms of an S&P Global (“S&P”) bond equivalent rating for commercial mortgage loans. As the credit risk for commercial mortgage loans increases, we adjust our internal ratings downward with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.

Commercial mortgage loans that require more frequent and detailed attention are identified and placed on an internal “watch list”. Among the criteria that may indicate a potential problem are significant negative changes in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

32

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Residential Mortgage Loan Credit Risk Profile Based on Performance Status

Our residential mortgage loan portfolio is monitored based on performance of the loans. Monitoring on a residential mortgage loan increases when the loan is delinquent or earlier if there is an indication of potential impairment. We define non-performing residential mortgage loans as loans 90 days or greater delinquent or on non-accrual status.

Other Loans Credit Risk Profile Based on Performance Status

Our other loans are monitored based on performance of the loans. Monitoring on other loans increases when the loan is delinquent or earlier if there is an indication of potential impairment.

Non-Accrual Financing Receivables

Financing receivables are placed on non-accrual status if we have concern regarding the collectability of future payments or if a financing receivable has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due and other circumstances for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal, against the valuation allowance or according to the contractual terms. When a financing receivable is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

The amortized cost of financing receivables on non-accrual status was as follows:

	December 31, 2025
			Amortized cost
	Beginning	Ending	of nonaccrual
	amortized cost	amortized cost	assets without
	on nonaccrual	on nonaccrual	a valuation
	status	status	allowance
	(in millions)
Commercial mortgage loans	$66.6	$54.3	$—
Residential mortgage loans	12.2	14.6	7.0
Other loans	—	6.4	6.4
Total	$78.8	$75.3	$13.4

	December 31, 2024
			Amortized cost
	Beginning	Ending	of nonaccrual
	amortized cost	amortized cost	assets without
	on nonaccrual	on nonaccrual	a valuation
	status	status	allowance
	(in millions)
Commercial mortgage loans	$53.9	$66.6	$—
Residential mortgage loans	8.2	12.2	—
Total	$62.1	$78.8	$—

Interest income recognized on non-accrual financing receivables was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Commercial mortgage loans	$0.2	$0.8	$1.2
Residential mortgage loans	0.6	—	—
Total	$0.8	$0.8	$1.2

33

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The aging of our financing receivables, based on amortized cost, was as follows:

	December 31, 2025
			90 days or				90 days or
	30-59 days	60-89 days	more past	Total past			more and
	past due	past due	due	due	Current	Total (1)	accruing
	(in millions)
Commercial mortgage loans	$—	$—	$96.3	$96.3	$15,935.8	$16,032.1	$42.0
Residential mortgage loans (2)	19.6	6.2	14.0	39.8	4,226.7	4,266.5	5.1
Other loans	2.3	1.5	8.4	12.2	173.7	185.9	2.0
Total	$21.9	$7.7	$118.7	$148.3	$20,336.2	$20,484.5	$49.1

	December 31, 2024
			90 days or				90 days or
	30-59 days	60-89 days	more past	Total past			more and
	past due	past due	due	due	Current	Total (1)	accruing
	(in millions)
Commercial mortgage loans	$57.0	$—	$20.6	$77.6	$16,557.7	$16,635.3	$—
Residential mortgage loans (2)	12.4	—	12.4	24.8	3,198.6	3,223.4	1.9
Other loans	2.1	1.8	1.6	5.5	140.8	146.3	1.4
Total	$71.5	$1.8	$34.6	$107.9	$19,897.1	$20,005.0	$3.3

(1)	As of both December 31, 2025 and 2024, no reinsurance recoverables or deposit receivables were considered past due.
(2)	Excludes unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.

Financing Receivables Valuation Allowance

We establish a valuation allowance to provide for the risk of credit losses inherent in our financing receivables. The valuation allowance is maintained at a level believed adequate by management to absorb estimated expected credit losses. The valuation allowance is based on amortized cost excluding accrued interest receivable and includes reserves for pools of financing receivables with similar risk characteristics. We do not measure a credit loss allowance on accrued interest receivable because we write off the uncollectible accrued interest receivable balance to net investment income in a timely manner, generally within 90 days.

For commercial and residential mortgage loans, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the portfolio, portfolio delinquency information, underwriting standards, peer group information, current and forecasted economic conditions, loss experience and other relevant factors. For reinsurance recoverables and deposit receivables, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks, adverse situations that may affect a reinsurer’s ability to repay, current and forecasted economic conditions, industry loss experience and other relevant factors.

Our commercial mortgage loans are pooled by risk rating level with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon historical loss experience for each risk rating level as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for two years or less with immediate reversion to historical experience. A commercial mortgage loan is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any commercial mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

We estimate expected credit losses for certain commercial mortgage loan commitments where we have a contractual obligation to extend credit. The expected credit losses are estimated based on the commercial mortgage loan valuation allowance process described previously, adjusted for probability of funding. The estimated expected credit losses for commercial mortgage loan commitments are reported in other liabilities on the consolidated statements of financial position. The change in the credit loss liability for commitments is included in net realized capital gains (losses) on the consolidated statements of operations. Once funded, expected credit losses for commercial mortgage loans are included within the commercial mortgage loan valuation allowance described previously.

34

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We evaluate residential mortgage loans based on aggregated risk factors and historical loss experience by pool type. We adjust these quantitative factors for qualitative factors of present and forecasted conditions. Qualitative factors include items such as economic and business conditions, changes in the portfolio, value of underlying collateral and concentrations. A residential mortgage loan is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any residential mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

As discussed previously, commercial and residential mortgage loans are evaluated individually if the asset does not continue to share similar risk characteristics of a pool. When we determine a commercial or residential mortgage loan is probable of foreclosure, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value of the collateral reduced by the cost to sell or for certain residential mortgage loans, the present value of the loan’s expected future cash flows. For certain commercial mortgage loans where repayment is expected to be provided substantially through the operation or sale of the collateral and the borrower is experiencing financial difficulty, we elect to establish a valuation allowance equal to the difference between the carrying amount of the mortgage loan and the estimated value of the real estate collateral, which may be reduced by the cost to sell. Estimated value may also be based on either the present value of the expected future cash flows discounted at the asset’s effective interest rate or the asset’s observable market price. Subsequent changes in the estimated value are reflected in the valuation allowance. Amounts on financing receivables deemed to be uncollectible are charged off and removed from the valuation allowance. The change in the valuation allowance for loans is included in net realized capital gains (losses) on the consolidated statements of operations.

Our reinsurance recoverables and deposit receivable are pooled by reinsurer risk rating with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon industry historical loss experience and expected recovery timing as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for five years or less with immediate reversion to industry historical experience. A reinsurance recoverable or deposit receivable is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any reinsurance recoverable or deposit receivable based on past due payments and changes in reinsurer risk ratings. The change in the valuation allowance for reinsurance recoverables and deposit receivable is included in benefits, claims and settlement expenses on the consolidated statements of operations.

35

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

A rollforward of our valuation allowance was as follows:

	For the year ended December 31, 2025
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$186.2	$6.2	$3.3	$195.7
Provision	53.7	4.2	(0.1)	57.8
Charge-offs	(56.9)	(0.1)	—	(57.0)
Recoveries	0.5	4.8	—	5.3
Ending balance	$183.5	$15.1	$3.2	$201.8

Accrued interest income written off to net investment income	$3.9	$—	$—	$3.9

	For the year ended December 31, 2024
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$126.1	$6.1	$3.2	$135.4
Provision	111.5	(0.6)	0.1	111.0
Charge-offs	(51.4)	(0.2)	—	(51.6)
Recoveries	—	0.9	—	0.9
Ending balance	$186.2	$6.2	$3.3	$195.7

Accrued interest income written off to net investment income	$0.3	$—	$—	$0.3

	For the year ended December 31, 2023
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$75.5	$5.0	$2.7	$83.2
Provision	50.6	—	0.5	51.1
Charge-offs	—	(0.4)	—	(0.4)
Recoveries	—	1.5	—	1.5
Ending balance	$126.1	$6.1	$3.2	$135.4

Accrued interest income written off to net investment income	$—	$—	$—	$—

For the years ended December 31, 2025, 2024 and 2023, no allowance was recorded for other loans.

36

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Mortgage Loans

We periodically purchase mortgage loans as well as sell mortgage loans we have originated. Mortgage loans purchased and sold were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Commercial mortgage loans:
Purchased	$46.1	$116.8	$108.1
Sold	218.7	144.2	—
Residential mortgage loans:
Purchased (1)	1,589.0	354.4	505.6
Sold	8.1	5.8	99.3

(1)	2025 includes mortgages purchased as part of a new investment focus. 2023 includes mortgage loans purchased by residential mortgage loan VIEs.

Our commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31, 2025		December 31, 2024
	Amortized	Percent	Amortized	Percent
	cost	of total	cost	of total
	($ in millions)
Geographic distribution
New England	$442.1	2.8%	$348.2	2.1%
Middle Atlantic	4,414.0	27.4	4,726.6	28.4
East North Central	464.5	2.9	592.1	3.6
West North Central	285.3	1.8	394.8	2.4
South Atlantic	3,075.5	19.2	2,995.0	18.0
East South Central	367.0	2.3	418.3	2.5
West South Central	1,425.8	8.9	1,313.9	7.9
Mountain	1,219.8	7.6	981.1	5.9
Pacific	4,338.1	27.1	4,865.3	29.2
Total	$16,032.1	100.0%	$16,635.3	100.0%

Property type distribution
Office	$2,803.3	17.5%	$3,189.6	19.2%
Retail	1,583.5	9.9	1,479.8	8.9
Industrial	4,300.0	26.8	4,376.2	26.3
Apartments	6,994.7	43.6	7,239.1	43.5
Hotel	31.0	0.2	65.0	0.4
Mixed use/other	319.6	2.0	285.6	1.7
Total	$16,032.1	100.0%	$16,635.3	100.0%

Mortgage Loan Modifications

Our commercial and residential mortgage loan portfolios include loans that have been modified. We assess loan modifications that are related to our borrowers experiencing financial difficulty in the form of principal forgiveness, an interest rate reduction, an other-than-insignificant payment delay, or a term extension (or a combination thereof). Generally, an assessment of whether a borrower is experiencing financial difficulty is made on the date of the modification.

37

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The financing receivables valuation allowance utilizes an estimate of lifetime expected credit losses and it is recorded on each loan upon origination or acquisition. The starting point for the estimate of the valuation allowance is historical loss information, which includes losses from modification of receivables to borrowers experiencing financial difficulty. Because the effect of most modifications made to borrowers experiencing financial difficulty is already included in the valuation allowance because of the measurement methodologies used to estimate the allowance, a change to the valuation allowance is generally not recorded upon modification.

Occasionally, a modification of a loan from a borrower experiencing financial difficulty is in the form of principal forgiveness. When principal forgiveness is provided as a modification, the amount of the principal forgiven is deemed uncollectible. Therefore, that portion of the loan is written off, which results in a reduction of the amortized cost and a corresponding adjustment to the valuation allowance.

In some cases, we modify a loan by providing multiple types of concessions. Typically, one type of concession, such as a term extension, is granted initially. If the borrower continues to experience financial difficulty, another concession, such as principal forgiveness may be granted.

We did not have any significant mortgage loans that were modified for the years ended December 31, 2025, 2024 and 2023.

Real Estate

Depreciation expense on invested real estate was $67.0 million, $69.5 million and $69.8 million in 2025, 2024 and 2023, respectively. Accumulated depreciation was $975.9 million and $925.2 million as of December 31, 2025 and 2024, respectively.

Other Investments

Other investments include interests in unconsolidated entities, joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities was as follows:

	December 31,
	2025	2024
	(in millions)
Total assets	$145,087.9	$138,031.1
Total liabilities	18,872.9	14,294.2
Total equity	$126,215.0	$123,736.9
Net investment in unconsolidated entities	$3,342.9	$2,527.4

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Total revenues	$24,477.8	$14,542.8	$2,555.9
Net income (loss)	13,377.5	8,914.6	(3,110.6)
Our share of net income of unconsolidated entities	269.6	164.1	151.0

In addition, other investments include other loans. See the captions “Financing Receivables” and “Financing Receivables Valuation Allowance” for further details related to our valuation of other loans.

Furthermore, other investments include $1,355.5 million and $1,273.5 million of cash surrender value of company owned life insurance as of December 31, 2025 and 2024, respectively.

Derivative assets are carried at fair value and reported as a component of other investments. See Note 6, Derivative Financial Instruments, for further details.

38

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Securities Posted as Collateral

As of December 31, 2025 and 2024, we posted $6,587.5 million and $6,748.8 million, respectively, in commercial mortgage loans and residential first lien mortgages to satisfy collateral requirements associated with our obligation under funding agreements with Federal Home Loan Bank of Des Moines (“FHLB Des Moines”). In addition, as of December 31, 2025 and 2024, we posted $3,610.4 million and $3,615.0 million, respectively, in fixed maturities, available-for-sale and trading securities to satisfy collateral requirements primarily associated with a reinsurance arrangement, our derivative credit support annex (collateral) agreements, Futures Commission Merchant (“FCM”) agreements, a lending arrangement and our obligation under funding agreements with FHLB Des Moines. Since we did not relinquish ownership rights on these instruments, they are reported as mortgage loans, fixed maturities, available-for-sale and fixed maturities, trading, respectively, on our consolidated statements of financial position. Of the securities posted as collateral, as of December 31, 2025 and 2024, $477.4 million and $206.0 million, respectively, could be sold or repledged by the secured party.

Balance Sheet Offsetting

Financial assets subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	assets (1)	instruments (2)	received	Net amount
	(in millions)
December 31, 2025
Derivative assets	$1,154.8	$(330.6)	$(823.4)	$0.8
Reverse repurchase agreements	43.6	—	(43.6)	—
Total	$1,198.4	$(330.6)	$(867.0)	$0.8
December 31, 2024
Derivative assets	$629.7	$(241.8)	$(387.0)	$0.9
Reverse repurchase agreements	97.5	—	(97.5)	—
Total	$727.2	$(241.8)	$(484.5)	$0.9

(1)	The gross amount of recognized derivative and reverse repurchase agreement assets are reported with other investments and cash and cash equivalents, respectively, on the consolidated statements of financial position. The gross amounts of derivative and reverse repurchase agreement assets are not netted against offsetting liabilities for presentation on the consolidated statements of financial position.
(2)	Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the consolidated statements of financial position.

39

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Financial liabilities subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	liabilities (1)	instruments (2)	pledged	Net amount
	(in millions)
December 31, 2025
Derivative liabilities	$546.0	$(330.6)	$(204.5)	$10.9
December 31, 2024
Derivative liabilities	$471.4	$(241.8)	$(226.4)	$3.2

(1)	The gross amount of recognized derivative liabilities is reported with other liabilities on the consolidated statements of financial position. The above excludes derivative liabilities, which are primarily embedded derivatives that are not subject to master netting agreements or similar agreements. The gross amounts of derivative liabilities are not netted against offsetting assets for presentation on the consolidated statements of financial position.
(2)	Represents amount of offsetting derivative assets that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative liabilities for presentation on the consolidated statements of financial position.

The financial instruments that are subject to master netting agreements or similar agreements include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral or variation margin provisions, which are generally settled daily with each counterparty. See Note 6, Derivative Financial Instruments, for further details.

Repurchase and reverse repurchase agreements include provisions to setoff other repurchase and reverse repurchase balances with the same counterparty. Repurchase and reverse repurchase agreements also include collateral provisions with the counterparties. For reverse repurchase agreements we require the counterparties to pledge collateral with a value greater than the amount of cash transferred. We have the right but do not sell or repledge collateral received in reverse repurchase agreements. Repurchase agreements are structured as secured borrowings for all counterparties. We pledge fixed maturities available-for-sale, which the counterparties have the right to sell or repledge. Interest incurred on repurchase agreements is reported as part of operating expenses on the consolidated statements of operations. Net proceeds related to repurchase agreements are reported as a component of financing activities on the consolidated statements of cash flows. We did not have any outstanding repurchase agreements as of December 31, 2025 and December 31, 2024.

6. Derivative Financial Instruments

Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication and income generation strategies.

Types of Derivative Instruments

Interest Rate Contracts

Interest rate risk is the risk we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.

40

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and/or floating rate interest amounts based upon designated market rates or rate indices and an agreed-upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by any party. Cash is paid or received based on the terms of the swap. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities and to mitigate the risks arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments; to hedge against cash variability related to forecasted transactions and to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) MRB. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product. Additionally, we utilize interest rate swaps to replicate the returns of floating rate assets.

Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. We use interest rate options to manage prepayment risks in our assets and minimum guaranteed interest rates and lapse risks in our liabilities.

In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We use exchange-traded interest rate futures to hedge against changes in value of the GMWB MRB.

Interest rate forwards, including bond forwards and treasury forwards, are contracts to take delivery of a fixed income security at a specified price at a future date. Bond forwards and treasury forwards deliver corporate or municipal and U.S. Treasury bonds, respectively. At inception of certain treasury forward contracts, we do not intend to take physical delivery. We intend to take delivery of the bond forwards referencing corporate, municipal and certain treasury bonds. Treasury forwards are used to hedge against changes in the value of the GMWB MRB and to more closely match the interest rate characteristics of assets and liabilities. Bond forwards are used to gain leverage through synthetic exposure during the forward period and fix the purchase price of a bond at a specified date in future.

Foreign Exchange Contracts

Foreign currency risk is the risk we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements issued to nonqualified institutional investors in the international market and foreign currency-denominated fixed maturity and equity securities we invest in. We use various derivatives to manage our exposure to fluctuations in foreign currency exchange rates.

Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-fixed rate; however, they may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Currency forwards are contracts in which we agree with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. We use currency forwards to hedge certain foreign-denominated investments.

Equity Contracts

Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock prices. We use various derivatives to manage our exposure to equity risk, which arises from products in which the return or interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.

41

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We purchase equity call spreads (“option collars”) to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity and universal life products that credit interest based on changes in an external equity index.

We use equity put options to hedge against changes in the value of the GMWB MRB related to the GMWB rider on our variable annuity products. We also use equity options to hedge returns credited to policyholder accounts related to our RILA products. The premium associated with certain options is paid quarterly over the life of the option contract.

We use exchange-traded equity futures to hedge against changes in the value of the GMWB MRB and returns credited to policyholder accounts related to our RILA products. We have used equity futures to hedge the economic exposure to certain fund closures in process.

We use equity total return swaps to hedge for income enhancement. Total return swaps are contracts in which we agree with other parties to periodically exchange the total return on a referenced security for an agreed-upon reference rate or spread based on specified notional amounts.

Credit Contracts

Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name’s credit spread at the time the agreement is executed.

We also use credit total return swaps for income enhancement. In the case of a predefined credit event, total return swaps require the total return receiver to pay for the decline in the price of the referenced security.

In cases where we sell protection, we also buy a quality cash bond to match against the swap, thereby entering into a synthetic transaction replicating a cash security. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the swap.

Other Contracts

Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.

We offer group annuity contracts that have guaranteed separate accounts as an investment option. We have fixed deferred annuities, RILAs and universal life products that credit interest based on changes in an external equity index.

We have a funds withheld payable associated with coinsurance with funds withheld reinsurance agreements. The funds withheld payable has an embedded total return swap as the total return of the funds withheld assets are transferred to the reinsurers, which is not based on our own creditworthiness.

Exposure

Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

42

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Derivatives may be exchange-traded or they may be privately negotiated contracts, which are usually referred to as over-the-counter (“OTC”) derivatives. Certain of our OTC derivatives are cleared and settled through central clearing counterparties (“OTC cleared”), while others are bilateral contracts between two counterparties (“bilateral OTC”). Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts of bilateral OTC derivatives for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements. OTC cleared derivatives have variation margin that is legally characterized as settlement of the derivative exposure, which reduces their fair value in the consolidated statements of financial position.

We posted $479.0 million and $512.0 million in cash and securities under collateral arrangements as of December 31, 2025 and December 31, 2024, respectively, to satisfy collateral and initial margin requirements associated with our derivative credit support agreements and FCM agreements.

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the ratings on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2025 and December 31, 2024, was $542.0 million and $472.3 million, respectively. Cleared derivatives have contingent features that require us to post excess margin as required by the FCM. The terms surrounding excess margin vary by FCM agreement. With respect to derivatives containing collateral provisions, we posted collateral and initial margin of $479.0 million and $512.0 million as of December 31, 2025 and December 31, 2024, respectively, in the normal course of business, which reflects netting under derivative agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2025, we would be required to post up to an additional $120.9 million of collateral to our counterparties.

As of December 31, 2025 and December 31, 2024, we had received $767.8 million and $345.3 million, respectively, of cash collateral associated with our derivative credit support annex agreements and FCM agreements, for which we recorded a corresponding liability reflecting our obligation to return the collateral.

43

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
Interest rate swaps	$60,267.1	$60,776.6
Interest rate options	3,578.0	4,735.0
Interest rate futures	1,972.0	845.0
Interest rate forwards	1,687.0	2,125.6
Foreign exchange contracts:
Currency swaps	3,319.6	2,669.3
Currency forwards	59.5	56.0
Equity contracts:
Equity options	7,449.3	4,380.1
Equity futures	1,699.1	852.5
Total return swaps	499.6	775.3
Credit contracts:
Credit default swaps	531.0	375.0
Total return swaps	500.0	250.0
Other contracts:
Embedded derivatives	31,377.6	27,797.5
Total notional amounts at end of period	$112,939.8	$105,637.9

Credit exposure of derivative instruments
Interest rate contracts:
Interest rate swaps	$13.2	$10.0
Interest rate options	4.0	28.1
Interest rate forwards	1.1	—
Foreign exchange contracts:
Currency swaps	149.6	178.1
Currency forwards	0.6	2.4
Equity contracts:
Equity options	971.5	388.1
Total return swaps	—	20.8
Credit contracts:
Credit default swaps	3.4	4.0
Total return swaps	18.8	14.3
Total gross credit exposure	1,162.2	645.8
Less: collateral received	865.5	432.8
Net credit exposure	$296.7	$213.0

44

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
	(in millions)
Derivatives designated as hedging instruments
Interest rate contracts	$—	$—	$69.8	$83.0
Foreign exchange contracts	144.6	169.5	138.3	20.7
Total derivatives designated as hedging instruments	$144.6	$169.5	$208.1	$103.7

Derivatives not designated as hedging instruments
Interest rate contracts	$16.9	$35.4	$136.0	$246.9
Foreign exchange contracts	0.6	2.4	3.9	—
Equity contracts	971.5	405.0	191.6	119.8
Credit contracts	21.2	17.4	6.4	1.0
Other contracts	—	—	(1,022.4)	(2,327.8)
Total derivatives not designated as hedging instruments	1,010.2	460.2	(684.5)	(1,960.1)

Total derivative instruments	$1,154.8	$629.7	$(476.4)	$(1,856.4)

(1)	The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.
(2)	The fair value of derivative liabilities is reported with other liabilities on the consolidated statements of financial position, with the exception of certain embedded derivative liabilities. Embedded derivatives with a net liability fair value of $1,410.2 million and $578.2 million as of December 31, 2025 and 2024, respectively, are reported with contractholder funds on the consolidated statements of financial position. Embedded derivatives with a net (asset) liability fair value of $(2,432.6) million and $(2,906.0) million as of December 31, 2025 and 2024, respectively, are reported with funds withheld payable on the consolidated statements of financial position.

Credit Derivatives Sold

When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. Our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps” or “single name total return swaps”). These instruments are either referenced in an OTC credit derivative transaction or embedded within an investment structure that has been fully consolidated into our financial statements.

These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also may have purchased credit protection with identical underlyings to certain of our sold protection transactions. As of December 31, 2025 and 2024, we did not purchase credit protection relating to our sold protection transactions. In certain circumstances, our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.

45

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The following tables show our derivative protection sold by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security. The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

	December 31, 2025
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
AA	$96.7	$1.0	$96.7	6.4
A	219.3	(3.2)	219.3	7.2
BBB	130.0	2.3	130.0	1.5
Total single name credit default swaps	446.0	0.1	446.0	5.3

Single name total return swaps
Government/municipalities
AAA	40.0	1.2	40.0	29.6
AA	195.0	3.5	195.0	20.5
A	210.0	9.5	210.0	21.6
BBB	55.0	1.8	55.0	15.3
Total single name total return swaps	500.0	16.0	500.0	21.1

Total credit derivatives sold	$946.0	$16.1	$946.0	13.7

	December 31, 2024
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
A	$40.0	$0.2	$40.0	0.5
BBB	160.0	3.6	160.0	2.1
Sovereign
A	20.0	0.1	20.0	0.5
Total single name credit default swaps	220.0	3.9	220.0	1.7

Single name total return swaps
Government/municipalities
AAA	40.0	2.3	40.0	30.6
AA	130.0	6.4	130.0	26.5
A	80.0	4.8	80.0	30.7
Total single name total return swaps	250.0	13.5	250.0	28.5

Total credit derivatives sold	$470.0	$17.4	$470.0	15.9

Fair Value and Cash Flow Hedges

Fair Value Hedges

We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and also use them to align the interest rate characteristics of certain liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.

We enter into currency exchange swap agreements to convert certain foreign denominated assets into U.S. dollar denominated instruments to hedge the exposure to future currency volatility on those items.

46

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations. The currency related impacts of currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to net realized capital gains or losses of the underlying hedged item in our consolidated statements of operations.

The following amounts were recorded on the consolidated statements of financial position related to cumulative basis adjustments for fair value hedges. The amortized cost includes the amortized cost basis and the fair value hedging basis adjustment.

			Cumulative amount of fair
			value hedging basis adjustment
Line item in the consolidated statements			increase/(decrease) included in the
of financial position in which the	Carrying amount of hedged item		carrying amount of the hedged item
hedged item is included	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
	(in millions)
Fixed maturities, available-for-sale (1):
Active hedging relationships	$2,741.8	$3,152.7	$(15.8)	$(88.8)
Discontinued hedging relationships	782.9	527.4	(6.2)	(7.0)
Total fixed maturities, available-for-sale in active or discontinued hedging relationships	$3,524.7	$3,680.1	$(22.0)	$(95.8)

Mortgage loans (2):
Active hedging relationships	$1,471.5	$1,698.7	$(3.6)	$(8.4)
Discontinued hedging relationships	345.0	—	1.2	—
Total mortgage loans in active or discontinued hedging relationships	$1,816.5	$1,698.7	$(2.4)	$(8.4)

Investment contracts:
Active hedging relationships	$3,743.8	$2,769.6	$35.4	$(22.0)
Total investment contracts in active or discontinued hedging relationships	$3,743.8	$2,769.6	$35.4	$(22.0)

(1)	These amounts include the amortized cost basis of closed portfolios used to designate portfolio layer hedging relationships in which the hedged layer amount is expected to remain at the end of the hedging relationship. As of December 31, 2025 and December 31, 2024, the amortized cost basis of the closed portfolios used in these hedging relationships was $2,303.5 million and $2,793.5 million, respectively, the cumulative basis adjustments associated with these hedging relationships was $(16.9) million and $(55.7) million, respectively, and the amount of the designated hedged items were $954.0 million and $1,160.0 million, respectively.
(2)	These amounts include the amortized cost basis of closed portfolios used to designate portfolio layer hedging relationships in which the hedged layer amount is expected to remain at the end of the hedging relationship. As of December 31, 2025 and December 31, 2024, the amortized cost basis of the closed portfolios used in these hedging relationships was $1,471.5 million and $1,698.7 million, respectively, the cumulative basis adjustments associated with these hedging relationships was $(3.6) million and $(8.4) million, respectively, and the amount of the designated hedged items were $192.5 million and $220.0 million, respectively.

For the years ended December 31, 2025, 2024 and 2023, $2.2 million, $(0.9) million and $(1.8) million, respectively, of the derivative instruments’ gains (losses) were excluded from the assessment of hedge effectiveness.

Cash Flow Hedges

We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and have used them to eliminate the variability in cash flows of liabilities.

We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

47

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We use bond forwards and floating-to-fixed rate interest rate swaps to hedge forecasted transactions.

The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

The maximum length of time we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 1.2 years. As of December 31, 2025, we had $15.5 million of net gains reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income.

The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of financial position.

		Amount of gain (loss) recognized in AOCI on derivatives
Derivatives in cash flow		for the year ended December 31,
hedging relationships	Related hedged item	2025	2024	2023
		(in millions)
Interest rate contracts	Fixed maturities, available-for-sale	$15.5	$(10.8)	$30.4
Interest rate contracts	Investment contracts	—	(9.0)	(11.0)
Foreign exchange contracts	Fixed maturities, available-for-sale	(119.6)	92.2	(64.0)
Total		$(104.1)	$72.4	$(44.6)

We expect to reclassify net gains of $32.8 million from AOCI into net income in the next twelve months, which includes both net deferred gains on discontinued hedges and net gains on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

48

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Effect of Fair Value and Cash Flow Hedges on Consolidated Statements of Operations

The following tables show the effect of derivatives in fair value and cash flow hedging relationships and the related hedged items on the consolidated statements of operations.

	For the year ended December 31, 2025
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	(losses) related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported	$3,730.0	$(54.3)	$7,128.4

Gains (losses) on fair value hedging relationships:
Interest rate contracts:
Gain recognized on hedged item	$51.2	$—	$57.4
Loss recognized on derivatives	(51.6)	—	(59.0)
Amortization of hedged item basis adjustments	3.5	—	—
Amounts related to periodic settlements on derivatives	36.3	—	(18.4)

Foreign exchange contracts:
Gain recognized on hedged item	—	25.1	—
Loss recognized on derivatives	—	(25.1)	—
Amounts related to periodic settlements on derivatives	3.1	—	—
Total gain (loss) recognized for fair value hedging relationships	$42.5	$—	$(20.0)

Gains (losses) on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$2.4	$—	$(0.2)
Gain reclassified from AOCI as a result that a forecasted transaction is no longer probable of occurring	—	2.0	—
Amounts related to periodic settlements on derivatives	(0.6)	—	—

Foreign exchange contracts:
Gain reclassified from AOCI on derivatives	—	1.4	—
Amounts related to periodic settlements on derivatives	33.9	—	—
Total gain (loss) recognized for cash flow hedging relationships	$35.7	$3.4	$(0.2)

49

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	(losses) related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported	$3,534.4	$(152.2)	$6,832.4

Gains (losses) on fair value hedging relationships:
Interest rate contracts:
Loss recognized on hedged item	$(4.0)	$—	$(22.3)
Gain recognized on derivatives	6.1	—	25.8
Amortization of hedged item basis adjustments	2.6	—	—
Amounts related to periodic settlements on derivatives	59.0	—	(23.4)

Foreign exchange contracts:
Loss recognized on hedged item	—	(11.7)	—
Gain recognized on derivatives	—	11.7	—
Amounts related to periodic settlements on derivatives	3.1	—	—
Total gain (loss) recognized for fair value hedging relationships	$66.8	$—	$(19.9)

Gains on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$3.4	$—	$(0.2)
Gain reclassified from AOCI as a result that a forecasted transaction is no longer probable of occurring	—	0.5	—
Amounts related to periodic settlements on derivatives	—	—	9.8

Foreign exchange contracts:
Loss reclassified from AOCI on derivatives	—	(0.2)	—
Amounts related to periodic settlements on derivatives	26.1	—	—
Total gain recognized for cash flow hedging relationships	$29.5	$0.3	$9.6

50

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	(losses) related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported	$3,285.5	$(154.7)	$7,226.2

Gains (losses) on fair value hedging relationships:
Interest rate contracts:
Gain recognized on hedged item	$45.3	$—	$0.4
Loss recognized on derivatives	(43.9)	—	(2.1)
Amortization of hedged item basis adjustments	(0.2)	—	—
Amounts related to periodic settlements on derivatives	60.5	—	(2.6)

Foreign exchange contracts:
Gain recognized on hedged item	—	3.7	—
Loss recognized on derivatives	—	(3.7)	—
Amounts related to periodic settlements on derivatives	0.6	—	—
Total gain (loss) recognized for fair value hedging relationships	$62.3	$—	$(4.3)

Gains on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$4.1	$—	$(0.1)
Gain reclassified from AOCI as a result that a forecasted transaction is no longer probable of occurring	—	1.9	—
Amounts related to periodic settlements on derivatives	—	—	14.2

Foreign exchange contracts:
Gain reclassified from AOCI on derivatives	—	1.5	—
Amounts related to periodic settlements on derivatives	21.4	—	—
Total gain recognized for cash flow hedging relationships	$25.5	$3.4	$14.1

Derivatives Not Designated as Hedging Instruments

We use futures, certain swaps, option collars, options and forwards in effective economic hedges that have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, primarily flow directly into net realized capital gains (losses) on the consolidated statements of operations. However, the change in fair value of the funds withheld embedded derivative is separately reported on the consolidated statements of operations. Additionally, mark-to-market gains and losses as well as periodic and final settlements for derivatives used to hedge market risk benefits are reported in market risk benefit (gain) loss on the consolidated statements of operations.

51

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The following table shows the effect of derivatives not designated as hedging instruments, including fair value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details.

	Amount of gain (loss) recognized in
	net income on derivatives for the
	year ended December 31,
Derivatives not designated as hedging instruments	2025	2024	2023
	(in millions)
Interest rate contracts	$(130.6)	$(80.9)	$(46.5)
Foreign exchange contracts	(10.2)	5.1	(2.8)
Equity contracts	266.0	55.7	(136.6)
Credit contracts	7.8	16.3	4.1
Other contracts (1)	(1,305.2)	117.1	(1,395.9)
Total	$(1,172.2)	$113.3	$(1,577.7)

(1)     Includes the change in fair value of the funds withheld embedded derivative.

7. Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies. This includes, but is not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from our general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

A policyholder dividend obligation (“PDO”) is required to be established for higher than expected earnings in the Closed Block that will need to be paid as dividends unless future performance of the Closed Block is less favorable than originally expected. A model of the Closed Block was established to produce the pattern of expected earnings, assets and liabilities in the Closed Block. These projections are utilized to determine ratios that will allow us to compare actual cumulative earnings to expected cumulative earnings and determine the amount of the PDO. As of both December 31, 2025 and 2024, the PDO was $0.0 million.

52

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Closed Block liabilities
Future policy benefits and claims	$2,715.3	$2,850.0
Other policyholder funds	4.4	4.4
Policyholder dividends payable	153.7	155.1
Income taxes currently payable	0.1	1.3
Other liabilities	29.5	27.6
Total Closed Block liabilities	2,903.0	3,038.4

Assets designated to the Closed Block
Fixed maturities, available-for-sale	1,758.9	1,752.0
Fixed maturities, trading	0.6	0.7
Equity securities	0.9	0.9
Mortgage loans	359.2	413.3
Policy loans	329.4	353.6
Other investments	54.1	61.2
Total investments	2,503.1	2,581.7
Cash and cash equivalents	54.2	—
Accrued investment income	30.8	32.3
Reinsurance recoverable and deposit receivable	2.8	3.5
Deferred tax asset	7.9	51.6
Other assets	0.6	2.0
Total assets designated to the Closed Block	2,599.4	2,671.1
Excess of Closed Block liabilities over assets designated to the Closed Block	303.6	367.3
Amounts included in accumulated other comprehensive income	(25.6)	(66.2)
Maximum future earnings to be recognized from Closed Block assets and liabilities	$278.0	$301.1

Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Revenues
Premiums and other considerations	$153.8	$153.0	$166.1
Net investment income	127.6	130.6	127.3
Net realized capital gains (losses)	1.1	(11.2)	(10.0)
Total revenues	282.5	272.4	283.4

Expenses
Benefits, claims and settlement expenses	163.3	151.1	161.6
Dividends to policyholders	89.3	97.4	86.8
Operating expenses	1.9	1.9	2.6
Total expenses	254.5	250.4	251.0
Closed Block revenues, net of Closed Block expenses, before income taxes	28.0	22.0	32.4
Income taxes	4.9	4.2	6.1
Closed Block revenues, net of Closed Block expenses and income taxes	23.1	17.8	26.3
Funding adjustments and other transfers	—	0.7	(1.4)
Closed Block revenues, net of Closed Block expenses, income taxes and funding adjustments	$23.1	$18.5	$24.9

53

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Beginning of year	$301.1	$319.6	$344.5
End of year	278.0	301.1	319.6
Change in maximum future earnings	$(23.1)	$(18.5)	$(24.9)

We charge the Closed Block with U.S. federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

8. Deferred Acquisition Costs and Other Actuarial Balances

Deferred Acquisition Costs

Incremental direct costs of contract acquisition as well as certain costs directly related to acquisition activities (underwriting, policy issuance and processing, medical and inspection and sales force contract selling) for the successful acquisition of new and renewal insurance policies and investment contracts are capitalized in the period they are incurred. Maintenance costs and acquisition costs that are not deferrable are charged to operating expenses as incurred.

For our long-duration insurance products and certain investment contracts, DAC is amortized on a constant level basis over the expected life of the contracts using groupings and assumptions consistent with those used in computing policyholder liabilities. For each of our long-duration insurance products, we select an inforce measure as a basis for amortization that will result in a constant level amortization pattern for the expected life of the contract. If our actual contract terminations differ from our expectation, the amortization pattern is adjusted on a prospective basis.

Some of our life and disability products within the Benefits and Protection segment have renewal commissions resulting in new DAC capitalizations in the years following the initial capitalization. We also have life products that allow for underwritten death benefit increases and cost of living adjustments, resulting in an immaterial amount of new DAC capitalizations each year. The new capitalizations are added to the existing DAC balance when incurred and amortized over the remaining life of the business.

DAC on short-duration group benefits contracts is amortized over the estimated life of the underlying contracts.

We review and update actuarial experience assumptions (such as mortality, surrenders, lapse, and premium persistency) serving as inputs to the models that establish the expected life for DAC and other actuarial balances during the third quarter of each year, or more frequently if evidence suggests assumptions should be revised. We make model refinements as necessary, and any changes resulting from these assumption updates are applied prospectively.

DAC amortization expense of $387.7 million, $388.0 million and $388.7 million related to our long-duration and short-duration contracts was recorded in operating expenses on the consolidated statements of operations for the years ended December 31, 2025, 2024 and 2023, respectively.

54

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The following tables summarize disaggregated DAC amounts and reconcile the totals to those reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Retirement and Income Solutions:
Workplace savings and retirement solutions	$528.9	$515.5
Individual variable annuities	385.3	323.4
Pension risk transfer	20.7	19.6
Individual fixed deferred annuities	66.9	84.2
Investment only	10.6	13.0
Total Retirement and Income Solutions	1,012.4	955.7
Benefits and Protection:
Specialty Benefits:
Individual disability	714.8	696.9
Life Insurance:
Universal life	1,514.3	1,527.7
Term life	598.1	636.6
Participating life	71.0	77.8
Total Benefits and Protection	2,898.2	2,939.0
Short-duration contracts	30.1	30.6
Total DAC per consolidated statements of financial position	$3,940.7	$3,925.3

Retirement and Income Solutions

The balances and changes in DAC were as follows:

	Workplace			Individual
	savings and	Individual	Pension	fixed
	retirement	variable	risk	deferred	Investment
	solutions	annuities	transfer	annuities	only
	(in millions)
Balances as of January 1, 2024	$506.4	$279.5	$15.4	$106.1	$11.5
Costs deferred	47.7	72.7	5.1	—	6.5
Amortized to expense	(38.6)	(28.8)	(0.9)	(21.9)	(5.0)
Balances as of December 31, 2024	515.5	323.4	19.6	84.2	13.0
Costs deferred	50.9	96.9	2.2	—	2.6
Amortized to expense	(37.5)	(35.0)	(1.1)	(17.3)	(5.0)
Balances as of December 31, 2025	$528.9	$385.3	$20.7	$66.9	$10.6

55

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Benefits and Protection

The balances and changes in DAC were as follows:

	Specialty Benefits	Life Insurance
	Individual
	disability	Universal life	Term life	Participating life
	(in millions)
Balances as of January 1, 2024	$667.7	$1,545.3	$678.8	$84.7
Costs deferred	79.0	76.7	17.1	1.7
Amortized to expense	(49.8)	(94.3)	(59.3)	(8.6)
Balances as of December 31, 2024	696.9	1,527.7	636.6	77.8
Costs deferred	71.9	81.2	17.1	1.2
Amortized to expense	(54.0)	(94.6)	(55.6)	(8.0)
Balances as of December 31, 2025	$714.8	$1,514.3	$598.1	$71.0

Unearned Revenue Liability

An unearned revenue liability is established when we collect fees or other policyholder assessments, inclusive of cost of insurance charges, administrative charges and other similar fees, for services to be provided in future periods. These unearned front-end fees are deferred and the amortization is recorded using an approach consistent with DAC.

The unearned revenue liability is included within other policyholder funds in the consolidated statements of financial position. The following table summarizes disaggregated unearned revenue liability amounts and reconciles the totals to those reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Benefits and Protection – Life Insurance:
Universal life	$532.9	$510.1
Total unearned revenue liability	$532.9	$510.1

Benefits and Protection

The balances and changes in the unearned revenue liability for Life Insurance – Universal life contracts were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	(in millions)
Balance at beginning of period	$510.1	$485.5
Deferrals	56.0	56.1
Revenue recognized	(33.2)	(31.5)
Balance at end of period	532.9	510.1
Reinsurance impact	(215.6)	(220.8)
Balance at end of period after reinsurance	$317.3	$289.3

56

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

9. Separate Account Balances

The separate accounts are legally segregated and are not subject to claims that arise out of any of our other business. The client, rather than us, directs the investments and bears the investment risk of these funds. The separate account assets represent the fair value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments and are presented as a summary total within the consolidated statements of financial position. An equivalent amount is reported as separate account liabilities, which represent the obligation to return the monies to the client. Refer to Note 19, Fair Value Measurements, for further information on the valuation methodologies.

We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses of the separate accounts are not reflected in the consolidated statements of operations.

The Retirement and Income Solutions segment offers variable annuity contracts that allow the policyholder to allocate deposits into various investment options in a separate account. The variable annuity contracts can also include GMWB riders and guaranteed minimum death benefit (“GMDB”) riders that are accounted for as MRBs. Retirement and Income Solutions also offers certain group annuity contracts that have separate accounts as an investment option.

The Benefits and Protection segment offers variable universal life products with separate account investment options.

Refer to Note 12, Market Risk Benefits, for further information on the MRBs associated with the contracts mentioned above.

As of December 31, 2025 and December 31, 2024, the separate accounts included a separate account valued at $81.7 million and $79.8 million, respectively, which primarily included shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding Company’s 2001 demutualization. These shares are included in both basic and diluted earnings per share calculations. In the consolidated statements of financial position, the separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Separate Account Assets

The aggregate fair value of assets, by major investment category, supporting separate accounts were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Fixed maturities:
U.S. government and agencies	$9,758.2	$7,504.4
Non-U.S. governments	1,469.5	1,507.8
States and political subdivisions	162.3	170.1
Corporate	6,521.9	6,211.2
Residential mortgage-backed pass-through securities	3,467.1	3,726.4
Commercial mortgage-backed securities	261.3	201.4
Other debt obligations	339.0	529.6
Total fixed maturities	21,979.3	19,850.9
Equity securities	113,656.4	106,250.3
Real estate	445.9	441.4
Other investments	8,139.1	7,972.0
Cash and cash equivalents	4,676.3	3,518.6
Other assets	1,071.5	827.0
Total separate account assets per consolidated statements of financial position	$149,968.5	$138,860.2

57

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Separate Account Liabilities

The following tables summarize disaggregated separate account liability amounts and reconcile the totals to separate account liabilities reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Retirement and Income Solutions:
Group retirement contracts	$136,674.3	$125,103.1
Individual variable annuities	7,364.9	8,334.9
Total Retirement and Income Solutions	144,039.2	133,438.0
Benefits and Protection - Life Insurance:
Universal life	5,929.3	5,422.2
Total separate account liabilities per consolidated statements of financial position	$149,968.5	$138,860.2

Retirement and Income Solutions

The balances and the changes in separate account liabilities were as follows:

	For the year ended		For the year ended
	December 31, 2025		December 31, 2024
	Group	Individual	Group	Individual
	retirement	variable	retirement	variable
	contracts	annuities	contracts	annuities
	(in millions)
Balance at beginning of period	$125,103.1	$8,334.9	$117,518.5	$9,131.9
Premiums and deposits (1)	15,458.7	157.1	16,573.1	344.5
Policy charges	(344.1)	(166.6)	(365.6)	(197.6)
Surrenders, withdrawals and benefit payments (1)	(17,649.8)	(1,790.0)	(19,191.4)	(1,977.7)
Investment performance	15,664.0	850.5	14,632.1	1,079.0
Net transfers (to) from general account (1)	(1,433.1)	(21.0)	(4,148.3)	(2.1)
Other (2)	(124.5)	—	84.7	(43.1)
Balance at end of period	$136,674.3	$7,364.9	$125,103.1	$8,334.9

Cash surrender value (3)	$135,606.1	$7,265.2	$123,965.4	$8,219.1

(1)	Within the policyholder account balances rollforwards in Note 10, Contractholder Funds, amounts in these lines for Individual variable annuities and Workplace savings and retirement solutions included in Group retirement contracts are reflected in net transfers from (to) separate account.
(2)	Includes amounts to be settled between the separate account and general account due to the timing of trade settlements as of the reporting date.

(3)	Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges.

58

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Benefits and Protection

The balances and the changes in separate account liabilities for Life Insurance – Universal life were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	(in millions)
Balance at beginning of period	$5,422.2	$4,991.3
Premiums and deposits (1)	178.7	212.4
Policy charges	(96.0)	(98.4)
Surrenders, withdrawals and benefit payments (1)	(296.2)	(421.7)
Investment performance	721.0	728.5
Net transfers (to) from general account (1)	(0.4)	10.1
Balance at end of period	$5,929.3	$5,422.2

Cash surrender value (2)	$5,969.3	$5,476.4

(1)	Within the policyholder account balances rollforwards in Note 10, Contractholder Funds, amounts in these lines are reflected in net transfers from (to) separate account.
(2)	Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges. Certain products include surrender value enhancement riders that result in cash surrender values greater than account balances.

10. Contractholder Funds

Contractholder funds include policyholder account balances related to contracts with significant insurance risk and investment contracts.

The following tables summarize disaggregated policyholder account balance amounts and reconcile the totals to contractholder funds reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
		(As recast)
	(in millions)
Retirement and Income Solutions:
Workplace savings and retirement solutions	$15,808.1	$13,982.8
Individual variable annuities	4,273.0	1,906.7
Individual fixed deferred annuities	3,728.0	4,460.7
Total Retirement and Income Solutions	23,809.1	20,350.2
Benefits and Protection – Life Insurance:
Universal life	6,867.5	6,953.7
Total policyholder account balances for contracts with significant insurance risk or investment contracts with significant fee revenue	30,676.6	27,303.9

Reconciling items:
Investment contracts without significant fee revenue (1)	14,597.4	15,678.8
Other balances (2)	24.2	25.8
Total contractholder funds per consolidated statements of financial position	$45,298.2	$43,008.5

(1)	Includes GICs, funding agreements and individual fixed income annuities. These contracts are not included within the disaggregated rollforward or guaranteed minimum interest rate (“GMIR”) disclosures below.
(2)	Includes insignificant balances for long-duration contracts and amounts that are not accrued to the benefit of the contractholder and, therefore, are not included within the disaggregated rollforward or GMIR disclosures below.

59

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

GICs and Funding Agreements

Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

Funding agreements include those issued directly to nonqualified institutional investors and those issued to the FHLB Des Moines under their membership funding programs. As of December 31, 2025 and 2024, $3,972.5 million and $3,976.5 million, respectively, of liabilities were outstanding with respect to issuances under the program with FHLB Des Moines. In addition, we have separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

We were authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2025 and 2024, $75.7 million and $75.8 million, respectively, of liabilities were outstanding with respect to the issuance outstanding under this program.

In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of December 31, 2025 and 2024, $202.1 million and $202.0 million, respectively, of liabilities were being held with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the program established in 2011 described below.

Additionally, we established a funding agreements program in 2011 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. In November 2025, the program was updated such that the special purpose entity may have outstanding medium term notes at any one time up to $10.0 billion. As of December 31, 2025 and 2024, $8,057.9 million and $8,335.8 million, respectively, of liabilities were being held with respect to issuances outstanding under this program. Our payment obligations on each funding agreement issued under this program are guaranteed by PFG. The program established in 2011 is not registered with the United States Securities and Exchange Commission (“SEC”).

60

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Policyholder Account Balances

Retirement and Income Solutions

The changes in policyholder account balances were as follows:

	For the year ended December 31, 2025			For the year ended December 31, 2024
	Workplace			Workplace
	savings and	Individual	Individual	savings and	Individual	Individual
	retirement	variable	fixed deferred	retirement	variable	fixed deferred
	solutions	annuities	annuities (1)	solutions	annuities	annuities (1)
					(As recast)	(As recast)
	($ in millions)

Balance at beginning of period	$13,982.8	$1,906.7	$4,460.7	$12,721.5	$519.4	$5,534.1
Premiums and deposits	5,734.4	2,296.3	24.8	4,945.1	1,686.5	43.2
Policy charges	(36.7)	—	—	(36.7)	—	—
Surrenders, withdrawals and benefit payments	(4,206.8)	(1,927.4)	(878.5)	(3,791.8)	(2,098.2)	(1,255.7)
Net transfers from (to) separate account (2)	(162.1)	1,653.9	—	(220.5)	1,635.3	—
Interest credited	522.5	82.7	121.9	395.9	27.3	132.4
Change in fair value of embedded derivative	—	236.6	5.9	—	131.7	15.0
Other	(26.0)	24.2	(6.8)	(30.7)	4.7	(8.3)
Balance at end of period	$15,808.1	$4,273.0	$3,728.0	$13,982.8	$1,906.7	$4,460.7

Weighted-average crediting rate (3)	3.87%	3.37%	3.16%	3.26%	3.39%	3.09%
Cash surrender value (4)	$14,606.4	$4,123.4	$3,525.6	$12,524.6	$1,778.7	$4,208.5

(1)	We use the deposit method of accounting for the reinsurance of this exited business.
(2)	Within the separate account liabilities rollforwards in Note 9, Separate Account Balances, these transfers for Individual variable annuities and Workplace savings and retirement solutions included in Group retirement contracts are reflected in premiums and deposits; surrenders, withdrawals and benefit payments; and net transfers (to) from general account.
(3)	The weighted-average crediting rate is the crediting rate as of the end of each reporting period weighted by account value.
(4)	Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges. The cash surrender value for RILA products also includes an equity and bond adjustment that may result in cash surrender value being greater than account balance.

The net amount at risk for policyholder account balances for Individual variable annuities is equal to the MRB net amount at risk, as reported in Note 12, Market Risk Benefits. Workplace savings and retirement solutions and Individual fixed deferred annuities do not have guarantees that provide for benefits in excess of the current policyholder account balances.

61

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Benefits and Protection

The changes in policyholder account balances for Life Insurance – Universal life were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
		(As recast)
	($ in millions)
Balance at beginning of period	$6,953.7	$6,934.3
Premiums and deposits	1,305.7	1,283.7
Policy charges	(886.0)	(877.1)
Surrenders, withdrawals and benefit payments	(587.7)	(591.7)
Net transfers from (to) separate account (1)	(198.1)	(76.4)
Interest credited	304.2	306.7
Change in fair value of embedded derivative	17.3	19.6
Other	(41.6)	(45.4)
Balance at end of period	6,867.5	6,953.7
Reinsurance impact	(3,045.1)	(3,232.8)
Balance at end of period after reinsurance	$3,822.4	$3,720.9

Weighted-average crediting rate (2)	4.11%	4.13%
Net amount at risk (3)	$86,094.5	$86,141.3
Cash surrender value (4)	$6,045.7	$6,052.5

(1)	Within the separate account liabilities rollforwards in Note 9, Separate Account Balances, these transfers are reflected in premiums and deposits; surrenders, withdrawals and benefit payments; and net transfers (to) from general account.
(2)	The weighted-average crediting rate is the crediting rate as of the end of each reporting period weighted by account value, including indexed credits.

(3)	For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the death benefit in excess of the current account balance or the fixed death benefit at the consolidated statement of financial position date.

(4)	Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges.

62

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Guaranteed Minimum Interest Rate

The account values, for contracts with significant insurance risk and investment contracts with significant fee revenue by range of GMIR and the related range of difference, in basis points, between rates credited to policyholders and the respective GMIR were as follows. The amounts are before reinsurance impacts of our exited U.S. retail fixed annuity and ULSG businesses.

	December 31, 2025
	Excess of crediting rates over GMIR
		Up to 0.50%	0.51% to 1.00%	1.01% to 2.00%	2.01% or more
	At GMIR	above GMIR	above GMIR	above GMIR	above GMIR	Total
	(in millions)
Retirement and Income Solutions
Workplace savings and retirement solutions
Up to 1.00%	$—	$—	$—	$—	$—	$—
1.01% - 2.00%	—	2,700.0	—	741.4	—	3,441.4
2.01% - 3.00%	195.0	189.1	673.2	3,935.8	4,471.3	9,464.4
3.01% - 4.00%	7.6	—	—	—	—	7.6
4.01% and above	11.9	—	—	—	—	11.9
Subtotal	214.5	2,889.1	673.2	4,677.2	4,471.3	12,925.3
No GMIR						2,882.8
Total						$15,808.1

Individual variable annuities
Up to 1.00%	$14.8	$—	$—	$—	$—	$14.8
1.01% - 2.00%	3.9	—	—	—	—	3.9
2.01% - 3.00%	197.2	—	—	—	—	197.2
3.01% - 4.00%	—	—	—	—	—	—
4.01% and above	—	—	—	—	—	—
Subtotal	215.9	—	—	—	—	215.9
No GMIR						4,057.1
Total						$4,273.0

Individual fixed deferred annuities
Up to 1.00%	$166.2	$8.9	$25.7	$78.8	$969.1	$1,248.7
1.01% - 2.00%	66.8	0.2	3.1	21.8	7.6	99.5
2.01% - 3.00%	2,101.8	—	—	—	—	2,101.8
3.01% - 4.00%	133.4	—	—	—	—	133.4
4.01% and above	—	—	—	—	—	—
Subtotal	2,468.2	9.1	28.8	100.6	976.7	3,583.4
No GMIR						144.6
Total						$3,728.0

Benefits and Protection – Life Insurance
Universal life
Up to 1.00%	$—	$—	$—	$14.8	$31.2	$46.0
1.01% - 2.00%	239.6	—	344.3	621.7	458.0	1,663.6
2.01% - 3.00%	566.6	592.3	711.4	391.8	4.9	2,267.0
3.01% - 4.00%	1,552.7	55.6	28.6	112.7	3.3	1,752.9
4.01% and above	17.0	9.6	16.1	7.7	—	50.4
Subtotal	2,375.9	657.5	1,100.4	1,148.7	497.4	5,779.9
No GMIR						1,087.6
Total						$6,867.5

63

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	Excess of crediting rates over GMIR
		Up to 0.50%	0.51% to 1.00%	1.01% to 2.00%	2.01% or more
	At GMIR	above GMIR	above GMIR	above GMIR	above GMIR	Total
	(As recast)
	(in millions)
Retirement and Income Solutions
Workplace savings and retirement solutions
Up to 1.00%	$—	$—	$—	$1,041.7	$445.2	$1,486.9
1.01% - 2.00%	3,727.0	—	—	1,056.3	—	4,783.3
2.01% - 3.00%	4.6	186.9	1.8	2,900.0	2,740.1	5,833.4
3.01% - 4.00%	7.6	—	—	—	—	7.6
4.01% and above	13.9	—	—	—	—	13.9
Subtotal	3,753.1	186.9	1.8	4,998.0	3,185.3	12,125.1
No GMIR						1,857.7
Total						$13,982.8

Individual variable annuities
Up to 1.00%	$19.2	$—	$—	$—	$—	$19.2
1.01% - 2.00%	3.8	—	—	—	—	3.8
2.01% - 3.00%	231.5	—	—	—	—	231.5
3.01% - 4.00%	—	—	—	—	—	—
4.01% and above	—	—	—	—	—	—
Subtotal	254.5	—	—	—	—	254.5
No GMIR						1,652.2
Total						$1,906.7

Individual fixed deferred annuities
Up to 1.00%	$213.1	$27.5	$56.0	$196.9	$1,093.2	$1,586.7
1.01% - 2.00%	78.8	0.3	4.8	48.2	7.4	139.5
2.01% - 3.00%	2,416.4	—	—	—	—	2,416.4
3.01% - 4.00%	142.0	—	—	—	—	142.0
4.01% and above	—	—	—	—	—	—
Subtotal	2,850.3	27.8	60.8	245.1	1,100.6	4,284.6
No GMIR						176.1
Total						$4,460.7

Benefits and Protection – Life Insurance
Universal life
Up to 1.00%	$—	$—	$1.5	$14.9	$4.9	$21.3
1.01% - 2.00%	268.6	—	424.0	518.6	452.3	1,663.5
2.01% - 3.00%	646.0	632.2	771.9	368.7	6.3	2,425.1
3.01% - 4.00%	1,559.7	56.7	34.5	105.4	7.0	1,763.3
4.01% and above	23.5	2.5	7.0	18.9	—	51.9
Subtotal	2,497.8	691.4	1,238.9	1,026.5	470.5	5,925.1
No GMIR						1,028.6
Total						$6,953.7

64

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

11. Future Policy Benefits and Claims

Future policy benefits and claims include reserves for short-duration contracts and long-duration contracts as well as certain reinsurance balances, when in a liability position.

The following tables summarize disaggregated amounts included in future policy benefit and claims and reconcile the totals to those reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Liability for future policy benefits by segment (1):
Retirement and Income Solutions:
Pension risk transfer	$27,349.3	$24,958.1
Individual fixed income annuities	4,367.4	4,504.6
Total Retirement and Income Solutions	31,716.7	29,462.7
Benefits and Protection:
Specialty Benefits:
Individual disability	1,994.2	1,829.0
Life Insurance:
Term life	1,515.7	1,248.0
Total Benefits and Protection	3,509.9	3,077.0
Corporate:
Long-term care insurance	166.7	164.8
Total liability for future policy benefits	35,393.3	32,704.5

Additional liability for certain benefit features by segment (2):
Benefits and Protection – Life Insurance:
Universal life	6,604.8	6,037.2
Total additional liability for certain benefit features	6,604.8	6,037.2

Reconciling items:
Participating contracts	2,784.3	2,924.2
Short-duration contracts	1,205.2	1,267.4
Cost of reinsurance liability	1,210.9	1,202.2
Reinsurance recoverable liability	23.5	60.3
Other (3)	173.8	107.5
Future policy benefits and claims per consolidated statements of financial position	$47,395.8	$44,303.3

(1)	Amounts include the deferred profit liability.
(2)	Includes reserves on certain long-duration contracts where benefit features result in gains in early years followed by losses in later years.
(3)	Includes other miscellaneous reserves and the impact of unrealized gains (losses) on the additional liability for certain benefit features.

65

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Liability for Unpaid Claims

The liability for unpaid claims is reported in future policy benefits and claims within our consolidated statements of financial position. Activity associated with unpaid claims was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Balance at beginning of period	$1,379.9	$1,405.9	$1,395.0
Less: reinsurance recoverable	61.2	67.8	68.6
Net balance at beginning of period	1,318.7	1,338.1	1,326.4
Incurred:
Current year	1,806.4	1,749.4	1,650.4
Prior years	(129.2)	(111.2)	(95.4)
Total incurred	1,677.2	1,638.2	1,555.0
Payments:
Current year	1,348.8	1,288.0	1,189.2
Prior years	367.3	369.6	354.1
Total payments	1,716.1	1,657.6	1,543.3
Net balance at end of period	1,279.8	1,318.7	1,338.1
Plus: reinsurance recoverable	62.6	61.2	67.8
Balance at end of period	$1,342.4	$1,379.9	$1,405.9

Incurred liability adjustments relating to prior years, which affected current operations during 2025, 2024 and 2023, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid claims.

Short-Duration Contracts

Future policy benefits and claims include reserves for group life and disability insurance that provide periodic income payments. These reserves are computed using assumptions of mortality, morbidity and investment performance. These assumptions are based on our experience, industry results, emerging trends and future expectations. Future policy benefits and claims also include reserves for incurred but unreported group disability, dental, vision, critical illness, accident, PFML, hospital indemnity and life insurance claims. We recognize claims costs in the period the service was provided to our policyholders. However, claims costs incurred in a particular period are not known with certainty until after we receive, process and pay the claims. We determine the amount of this liability using actuarial methods based on historical claim payment patterns as well as emerging cost trends, where applicable, to determine our estimate of claim liabilities. Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses. The premium deficiency reserve calculation considers, among other factors, anticipated investment income.

We have defined claim frequency as follows for each short-duration product:

•	LTD: Claim frequency is based on submitted reserve claim counts.

•	Group Life Waiver: Claim frequency is based on submitted reserve claim counts, consistent with LTD.

•	Dental and Vision: Claim frequency is based on the claim form, which may include one or more procedures.

•	STD, Critical Illness, Accident, Hospital Indemnity and PFML: Claim frequency is based on submitted claims.

•	Group Life: Claim frequency is based on submitted life claims (lives, not coverages).

We did not make any significant changes to our methodologies or assumptions used to calculate the liability for unpaid claims for short-duration contracts during 2025.

Claims Development

The following tables present undiscounted information about claims development by incurral year, including separate information about incurred claims and paid claims net of reinsurance for the periods indicated. The tables also include information on incurred but not reported claims and the cumulative number of reported claims.

66

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The tables present information for the number of years for which claims incurred typically remain outstanding, but do not exceed ten years. The data is disaggregated into groupings of claims with similar characteristics, such as duration of the claim payment period and average claim amount, and with consideration to the overall size of the groupings. Outstanding liabilities equal total net incurred claims less total net paid claims plus outstanding liabilities for net unpaid claims of prior years.

LTD and Group Life Waiver Claims

											Incurred	Cumulative
											but not	number of
											reported	reported
	Net incurred claims (1)										claims	claims
	December 31,
	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2025	2025
	($ in millions)
Incurral year
2016	$229.8	$228.4	$219.4	$219.5	$214.4	$218.7	$221.9	$219.0	$218.0	$218.1	$0.1	6,173
2017		238.4	239.7	243.1	245.8	245.2	246.5	248.9	248.7	246.4	0.1	6,093
2018			239.4	245.1	239.2	239.8	235.3	238.0	241.9	241.1	0.1	5,786
2019				255.2	248.4	240.4	240.2	238.6	243.4	240.1	0.1	5,963
2020					252.1	231.0	221.1	217.7	211.3	210.6	0.1	5,947
2021						259.7	244.5	221.6	221.2	210.0	0.5	5,594
2022							274.3	240.5	227.6	222.6	6.1	5,660
2023								267.4	245.2	227.6	19.7	5,407
2024									263.9	239.0	3.5	4,421
2025										254.4	95.4	2,747
Total net incurred claims										$2,309.9

	Net cumulative paid claims (1)
	December 31,
	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
	(in millions)
Incurral year
2016	$16.2	$70.6	$105.6	$124.9	$136.8	$147.2	$157.1	$165.3	$171.5	$177.2
2017		17.8	76.5	115.0	135.9	151.7	165.4	176.8	185.6	193.2
2018			20.1	79.9	115.7	135.7	150.3	163.3	173.3	182.1
2019				19.2	79.7	117.5	136.4	150.6	163.6	173.7
2020					20.6	78.8	113.1	130.0	140.8	150.4
2021						19.8	79.0	113.2	128.6	140.4
2022							19.6	76.6	111.4	127.9
2023								20.0	77.3	108.1
2024									24.5	81.3
2025										23.0
Total net paid claims										1,357.3
All outstanding liabilities for unpaid claims prior to 2016 net of reinsurance										250.0
Total outstanding liabilities for unpaid claims net of reinsurance										$1,202.6

(1) 2016-2024 unaudited.

67

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Dental, Vision, STD, Critical Illness, Accident, Hospital Indemnity and PFML Claims

			Incurred	Cumulative
			but not	number of
			reported	reported
	Net incurred claims (1)		claims	claims
	December 31,
	2024	2025	2025	2025
	($ in millions)
Incurral year
2024	$1,129.3	$1,112.6	$—	4,989,358
2025		1,181.8	64.0	4,888,403
Total net incurred claims		$2,294.4

	Net cumulative
	paid claims (1)
	December 31,
	2024	2025
	(in millions)
Incurral year
2024	$1,039.9	$1,111.8
2025		1,094.6
Total net paid claims		2,206.4
All outstanding liabilities for unpaid claims prior to 2024 net of reinsurance		—
Total outstanding liabilities for unpaid claims net of reinsurance		$88.0

(1) 2024 unaudited.

Group Life Claims

			Incurred	Cumulative
			but not	number of
			reported	reported
	Net incurred claims (1)		claims	claims
	December 31,
	2024	2025	2025	2025
	($ in millions)
Incurral year
2024	$285.1	$291.8	$1.0	6,027
2025		294.1	31.8	5,230
Total net incurred claims		$585.9

	Net cumulative
	paid claims (1)
	December 31,
	2024	2025
	(in millions)
Incurral year
2024	$223.7	$289.5
2025		231.2
Total net paid claims		520.7
All outstanding liabilities for unpaid claims prior to 2024 net of reinsurance		2.3
Total outstanding liabilities for unpaid claims net of reinsurance		$67.5

(1) 2024 unaudited.

68

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Reconciliation of Unpaid Claims to Liability for Unpaid Claims

Our reconciliation of net outstanding liabilities for unpaid claims of short-duration contracts to the liability for unpaid claims follows:

	December 31, 2025
		Dental, Vision, STD,
		Critical Illness,
	LTD and Group	Accident, Hospital
	Life Waiver	Indemnity and PFML	Group Life	Consolidated
	(in millions)
Net outstanding liabilities for unpaid claims	$1,202.6	$88.0	$67.5	$1,358.1

Reconciling items:
Reinsurance recoverable on unpaid claims	31.8	—	0.9	32.7
Impact of discounting	(230.5)	—	—	(230.5)
Loss adjustment expense liability	17.1	4.3	9.3	30.7
Liability for unpaid claims - short-duration contracts	$1,021.0	$92.3	$77.7	1,191.0
Insurance contracts other than short-duration				151.4
Liability for unpaid claims				$1,342.4

Claim Duration and Payout

Our historical average percentage of claims paid in each year from incurral was as follows:

	December 31, 2025 (1)
		Dental, Vision, STD,
		Critical Illness,
	LTD and Group Life	Accident, Hospital
Year	Waiver	Indemnity and PFML	Group Life
1	8.7%	92.5%	77.9%
2	25.4	7.4	20.0
3	15.5
4	8.0
5	5.8
6	5.2
7	4.4
8	3.6
9	3.0
10	2.6

(1) Unaudited.

69

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Discounting

The following table provides the carrying amount of liabilities reported at present value for short-duration contract unpaid claims. We use a range of discount rates to derive the present value of the unpaid claims. The ranges of discount rates as well as the aggregate amount of discount deducted to derive the liabilities for unpaid claims and interest accretion recognized are also disclosed. Interest accretion is included in benefits, claims and settlement expenses within our consolidated statements of operations.

		Dental, Vision, STD,
		Critical Illness,
	LTD and Group	Accident, Hospital
	Life Waiver	Indemnity and PFML		Group Life
	($ in millions)
Carrying amount of liabilities for unpaid claims
December 31, 2025	$1,021.0	$92.3		$77.7
December 31, 2024	1,062.1	94.3		83.9
Range of discount rates
December 31, 2025	2.8 - 7.0%	__ - __	%	__ - __	%
December 31, 2024	2.8 - 7.0	__ - __		__ - __
Aggregate amount of discount
December 31, 2025	$230.5	$—		$—
December 31, 2024	226.6	—		—
Interest accretion
For the year ended:
December 31, 2025	$36.7	$—		$—
December 31, 2024	34.7	—		—
December 31, 2023	34.7	—		—

70

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Long-Duration Contracts

Gross Premiums or Assessments and Interest Accretion

The amount of gross premiums or assessments and interest accretion recognized by segment in the consolidated statements of operations was as follows:

	Gross premiums or assessments (1)			Interest accretion (2)
	For the year ended			For the year ended
	December 31,			December 31,
	2025	2024	2023	2025	2024	2023
	(in millions)
Retirement and Income Solutions:
Pension risk transfer	$2,959.3	$3,103.1	$2,905.9	$1,234.2	$1,135.1	$1,008.6
Individual fixed income annuities	31.0	46.6	42.5	197.2	208.4	219.1
Total Retirement and Income Solutions	2,990.3	3,149.7	2,948.4	1,431.4	1,343.5	1,227.7
Benefits and Protection:
Specialty Benefits:
Individual disability	651.5	640.0	624.6	105.0	99.8	94.5
Life Insurance:
Universal life	718.6	715.3	681.8	282.4	253.3	209.2
Term life	693.6	673.3	649.1	66.6	57.0	48.2
Total Benefits and Protection	2,063.7	2,028.6	1,955.5	454.0	410.1	351.9
Corporate:
Long-term care insurance	5.2	4.9	5.1	9.4	9.3	9.6
Total per consolidated statements of operations	$5,059.2	$5,183.2	$4,909.0	$1,894.8	$1,762.9	$1,589.2

(1)	Gross premiums are included within premiums and other considerations on the consolidated statements of operations. Assessments, which are only applicable to the Life Insurance – Universal life level of aggregation, are included within fees and other revenues on the consolidated statements of operations.

(2)	Interest accretion is included within benefits, claims and settlement expenses on the consolidated statements of operations.

Liability for Future Policy Benefits

The liability for future policy benefits (“LFPB”) for individual and group annuities is generally equal to the present value of expected future policy benefit payments. The reserves are computed using assumptions for mortality and interest. The LFPB for non-participating term life insurance, individual disability income contracts and individual and group long-term care contracts is generally equal to the present value of expected future policy benefit payments less the present value of expected net premiums. The reserves are computed using assumptions for mortality, interest, morbidity and lapse. Cohorts are used as the unit of account for liability measurement. Actual cash flows are grouped into issue-year cohorts for the liability calculation and updated quarterly. We review and update, if necessary, assumptions used to measure cash flows for the LFPB during the third quarter of each year, or more frequently if evidence suggests assumptions should be revised. The change in our liability estimate as a result of updating cash flow assumptions is recognized in net income.

An interest accretion rate is determined for an identified cohort and remains unchanged after the issue year. For policies issued on or prior to December 31, 2020, the interest accretion rate is based on the assumed investment yield when the business was issued. For policies issued after December 31, 2020, the interest accretion rate is based on the upper-medium grade fixed-income instrument yields, which is generally equivalent to a single-A rated bond yield matched to the duration of our insurance liabilities, when the business was issued.

The LFPB is remeasured to reflect current upper-medium grade fixed-income instrument yields as of each reporting date. The liability is calculated by discounting cash flows using rate curves reflecting the currency and duration of the insurance liabilities. For discount rate tenors, or points on the curves, where the upper-medium grade fixed-income instrument yields are not liquid or limited observable market data is available, we use various estimation techniques consistent with fair value measurement guidance.

71

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Further details regarding reference rates used are included under “Interest Accretion and Current Discount Rates.”

Retirement and Income Solutions

The balances and the changes in the present value for expected future policy benefits were as follows:

	For the year ended		For the year ended
	December 31, 2025		December 31, 2024
	Pension	Individual	Pension	Individual
	risk	fixed income	risk	fixed income
	transfer	annuities	transfer	annuities
	($ in millions)
Present value of expected future policy benefit payments
Balance at beginning of period	$24,958.1	$4,504.6	$23,855.8	$4,914.1
Effect of changes in discount rate assumptions at beginning of period	1,938.8	420.4	1,036.1	296.7
Balance at beginning of period at original discount rate	26,896.9	4,925.0	24,891.9	5,210.8
Effect of changes in cash flow assumptions	—	—	(3.4)	(38.4)
Effect of actual variances from expected experience	(17.9)	2.3	(1.5)	(1.7)
Adjusted beginning of period balance at original discount rate	26,879.0	4,927.3	24,887.0	5,170.7
Interest accrual	1,234.2	197.2	1,135.1	208.4
Benefit payments	(2,442.8)	(490.0)	(2,238.1)	(500.2)
Issuances	2,973.2	30.5	3,112.9	46.1
Balance at end of period at original discount rate	28,643.6	4,665.0	26,896.9	4,925.0
Effect of changes in discount rate assumptions at end of period	(1,294.3)	(297.6)	(1,938.8)	(420.4)
Future policy benefits	27,349.3	4,367.4	24,958.1	4,504.6
Reinsurance impact	(4,366.7)	(4,310.3)	(3,734.0)	(4,469.4)
Future policy benefits after reinsurance	$22,982.6	$57.1	$21,224.1	$35.2

Weighted-average duration for future policy benefits (years) (1)	7.9	7.1	8.0	7.2

(1)	Represents the average of the cohort-level duration of the benefit cash flows weighted by the reserve balance for each cohort.

72

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Benefits and Protection

The balances and the changes in the present value for expected net premiums and expected future policy benefits were as follows:

	For the year ended		For the year ended
	December 31, 2025		December 31, 2024
	Specialty	Life	Specialty	Life
	Benefits	Insurance	Benefits	Insurance
	Individual		Individual
	disability	Term life	disability	Term life
	($ in millions)
Present value of expected net premiums
Balance at beginning of period	$2,680.6	$4,107.2	$2,552.3	$3,793.7
Effect of changes in discount rate assumptions at beginning of period	436.4	290.1	313.7	100.1
Balance at beginning of period at original discount rate	3,117.0	4,397.3	2,866.0	3,893.8
Effect of changes in cash flow assumptions	(22.5)	163.2	183.9	419.9
Effect of actual variances from expected experience	114.8	11.7	168.3	42.5
Adjusted beginning of period balance at original discount rate	3,209.3	4,572.2	3,218.2	4,356.2
Interest accrual	108.8	208.7	103.5	190.9
Net premiums collected	(298.0)	(418.8)	(289.1)	(390.8)
Issuances	70.5	228.5	84.4	241.0
Balance at end of period at original discount rate	3,090.6	4,590.6	3,117.0	4,397.3
Effect of changes in discount rate assumptions at end of period	(349.8)	(198.4)	(436.4)	(290.1)
Balance at end of period	$2,740.8	$4,392.2	$2,680.6	$4,107.2

Present value of expected future policy benefit payments
Balance at beginning of period	$4,509.6	$5,355.2	$4,450.7	$4,879.6
Effect of changes in discount rate assumptions at beginning of period	1,302.8	366.0	903.5	124.5
Balance at beginning of period at original discount rate	5,812.4	5,721.2	5,354.2	5,004.1
Effect of changes in cash flow assumptions	(42.6)	240.4	216.2	488.1
Effect of actual variances from expected experience	107.9	4.1	173.2	45.1
Adjusted beginning of period balance at original discount rate	5,877.7	5,965.7	5,743.6	5,537.3
Interest accrual	213.8	275.3	203.3	247.9
Benefit payments	(234.1)	(359.7)	(219.0)	(321.6)
Issuances	68.9	242.3	84.5	257.6
Balance at end of period at original discount rate	5,926.3	6,123.6	5,812.4	5,721.2
Effect of changes in discount rate assumptions at end of period	(1,191.3)	(215.7)	(1,302.8)	(366.0)
Balance at end of period	$4,735.0	$5,907.9	$4,509.6	$5,355.2

Future policy benefits (1)	$1,994.2	$1,515.7	$1,829.0	$1,248.0
Reinsurance impact	(430.0)	(491.5)	(412.1)	(333.8)
Future policy benefits after reinsurance	$1,564.2	$1,024.2	$1,416.9	$914.2

Weighted-average duration for future policy benefits (years) (2)	17.2	7.4	18.3	8.4

(1)	Represents the present value of expected future policy benefit payments less the present value of expected net premiums.

(2)	Represents the average of the cohort-level duration of the benefits less the net premium cash flows weighted by the reserve balance for each cohort.

73

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We updated our actuarial assumptions during the third quarter of 2025, resulting in a $20.1 million decrease in the LFPB and a $16.2 million increase to income before taxes, net of reinsurance, for Individual disability. This was primarily due to favorable updates to morbidity assumptions. The updates also resulted in a $77.2 million increase in the LFPB and a $54.1 million decrease to income before taxes, net of reinsurance, for Term life. This was primarily due to unfavorable updates to lapse and mortality assumptions.

We updated our actuarial assumptions during the third quarter of 2024, resulting in a $32.3 million increase in the LFPB and an $18.2 million decrease to income before taxes, net of reinsurance, for Individual disability. This was primarily due to unfavorable updates to morbidity and lapse assumptions. The updates also resulted in a $68.2 million increase in the LFPB and a $45.0 million decrease to income before taxes, net of reinsurance, for Term life. This was primarily due to unfavorable updates to mortality and lapse assumptions.

Additional Liability for Certain Benefit Features

The LFPB also includes an additional reserve on certain universal life contracts where benefit features result in gains in early years followed by losses in later years. The liability for these future losses is accrued in relation to estimated contract assessments. A premium deficiency exists if the net liabilities together with future premiums are determined to be insufficient to provide for expected future policy benefits. Premium deficiency testing considers, among other factors, anticipated investment income and does not include a provision for adverse deviation. We did not have a premium deficiency reserve as of December 31, 2025 or December 31, 2024.

The balances and the changes in the additional liability for certain benefit features for Life Insurance – Universal life contracts, excluding the impact of unrealized gains (losses), were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	($ in millions)
Balance at beginning of period	$6,037.2	$5,326.5
Effect of changes in cash flow assumptions	6.8	151.9
Effect of actual variances from expected experience	18.5	28.0
Interest accrual	282.4	253.3
Net assessments collected	430.6	425.2
Benefit payments	(170.7)	(147.7)
Balance at end of period	6,604.8	6,037.2
Reinsurance impact	(6,593.6)	(6,011.3)
Balance at end of period after reinsurance	$11.2	$25.9

Weighted-average duration for additional liability (years) (1)	21.6	23.3

(1)	Represents the average of the cohort-level duration of the benefits less the net assessment cash flows weighted by the reserve balance for each cohort.

We updated our actuarial assumptions during the third quarter of 2024, resulting in a $151.9 million increase in the additional liability for certain benefit features primarily due to mortality assumptions related to ULSG products, resulting in a $0.3 million decrease to income before taxes, net of reinsurance.

74

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Corporate

The balances and the changes in the present value for expected net premiums and expected future policy benefits for long-term care insurance were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	($ in millions)
Present value of expected net premiums
Balance at beginning of period	$30.8	$42.8
Effect of changes in discount rate assumptions at beginning of period	(1.3)	(3.0)
Balance at beginning of period at original discount rate	29.5	39.8
Effect of changes in cash flow assumptions	3.3	(5.3)
Effect of actual variances from expected experience	0.3	(2.2)
Adjusted beginning of period balance at original discount rate	33.1	32.3
Interest accrual	1.8	1.9
Net premiums collected	(4.5)	(4.7)
Balance at end of period at original discount rate	30.4	29.5
Effect of changes in discount rate assumptions at end of period	2.0	1.3
Balance at end of period	$32.4	$30.8

Present value of expected future policy benefit payments
Balance at beginning of period	$195.6	$209.5
Effect of changes in discount rate assumptions at beginning of period	(8.8)	(20.0)
Balance at beginning of period at original discount rate	186.8	189.5
Effect of changes in cash flow assumptions	1.3	(1.2)
Effect of actual variances from expected experience	3.4	2.5
Adjusted beginning of period balance at original discount rate	191.5	190.8
Interest accrual	11.2	11.2
Benefit payments	(16.3)	(15.2)
Balance at end of period at original discount rate	186.4	186.8
Effect of changes in discount rate assumptions at end of period	12.7	8.8
Balance at end of period	$199.1	$195.6

Future policy benefits (1)	$166.7	$164.8
Reinsurance impact	(166.7)	(164.8)
Future policy benefits after reinsurance	$—	$—

Weighted-average duration for future policy benefits (years) (2)	9.7	9.3

(1)	Represents the present value of expected future policy benefit payments less the present value of expected net premiums.

(2)	Represents the average of cohort-level duration of the benefits less the net premium cash flows weighted by the reserve balance for each cohort.

75

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Expected Future Gross Premiums and Benefit Payments

The amounts of expected undiscounted future benefit payments, expected undiscounted future gross premiums and expected discounted future gross premiums, utilizing the current upper-medium fixed-income instrument yield, were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Retirement and Income Solutions:
Pension risk transfer
Expected undiscounted future benefit payments	$42,601.7	$39,532.3

Individual fixed income annuities
Expected undiscounted future benefit payments	$6,221.3	$6,622.6

Benefits and Protection – Specialty Benefits:
Individual disability
Expected discounted future gross premiums	$5,683.8	$5,484.0
Expected undiscounted future gross premiums	$8,763.7	$8,680.0
Expected undiscounted future benefit payments	$9,951.7	$9,808.8

Benefits and Protection – Life Insurance:
Term life
Expected discounted future gross premiums	$6,929.2	$6,651.2
Expected undiscounted future gross premiums	$11,960.4	$11,391.4
Expected undiscounted future benefit payments	$9,653.9	$8,970.7

Corporate:
Long-term care insurance
Expected discounted future gross premiums	$37.4	$38.4
Expected undiscounted future gross premiums	$52.7	$55.7
Expected undiscounted future benefit payments	$363.1	$357.3

76

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Interest Accretion and Current Discount Rates

The interest accretion rate shown for each level of aggregation is an average of the cohort-level accretion rates weighted by the reserve balance for each cohort within that level of aggregation. The current discount rate is calculated at a cohort-level based on current upper-medium fixed-income instrument yields and weighted by the reserve balance for each cohort within each level of aggregation. The weighted-average rates were as follows:

	Interest accretion rate		Current discount rate
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Retirement and Income Solutions:
Pension risk transfer	4.70%	4.61%	5.28%	5.55%
Individual fixed income annuities	4.22%	4.22%	5.16%	5.50%
Benefits and Protection:
Specialty Benefits:
Individual disability	3.84%	3.89%	5.43%	5.64%
Life Insurance:
Universal life	4.74%	4.75%	See note (1)	See note (1)
Term life	4.81%	4.82%	4.91%	5.35%
Corporate:
Long-term care insurance	6.16%	6.16%	5.36%	5.58%

(1)	The additional liability for certain benefit features for Life Insurance – Universal life is measured using the discount rate at contract inception. Therefore, the current discount rate is not applicable for this product.

12. Market Risk Benefits

Contracts or contract features that provide protection to the policyholder from capital market risk, including equity, interest rate or foreign exchange risk, and expose us to other-than-nominal capital market risk are classified as MRBs. We issue certain annuity contracts that include MRBs that have been bifurcated from the host contract. The Retirement and Income Solutions segment offers variable annuity products with GMWB riders and GMDB riders, including return-of-premium GMDB and GMWB riders for its RILA products.

MRBs are measured at fair value at the contract level and can be in either an asset or liability position, depending on certain inputs at the reporting date. MRB assets and liabilities are presented separately within the consolidated statements of financial position. Increases to an asset or decreases to a liability are described as favorable changes to fair value.

Changes in fair value are reported in MRB remeasurement (gain) loss on the consolidated statements of operations. However, the change in fair value related to our own nonperformance risk is reported in OCI. For contracts that contain multiple MRB features, the MRBs are valued on a combined basis using an integrated model.

MRBs are classified as Level 3 fair value measurements as the fair value is based on unobservable inputs. The key assumptions for calculating the fair value of the MRBs are market assumptions such as equity market returns, interest rate levels, market volatility and correlations and policyholder behavior assumptions such as lapse, mortality, utilization and withdrawal patterns. Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The MRBs are valued using stochastic models that incorporate a spread reflecting our own nonperformance risk.

The assumption for our own nonperformance risk for MRBs is based on the current market credit spreads for debt-like instruments we have issued and are available in the market. Increases (decreases) in our own nonperformance risk, which impacts the rates used to discount future cash flows, could lead to favorable (unfavorable) changes in the fair value of the MRBs.

77

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Long-term interest rates are used as the mean return when projecting the growth in the value of the associated account value and impact the discount rate used in the discounted future cash flows valuation. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals. An increase (decrease) in risk-free rates could cause a favorable (unfavorable) change in the fair value of the MRBs. A decrease (increase) in market volatilities could cause a favorable (unfavorable) change in the fair value of the MRBs.

An increase (decrease) in mortality rates or the overall lapse rate assumptions could cause a favorable (unfavorable) change in the fair value of the MRBs. The lapse rate assumption may vary dynamically based on the relationship between the guarantee and associated account value. A weaker (stronger) dynamic lapse rate assumption could lead to favorable (unfavorable) changes in the fair value of the MRBs.

The utilization rate assumption includes how many contractholders will take withdrawals, when they will take them and how much of their benefit they will take. A decrease (increase) in the number of contractholders taking withdrawals, contractholders taking withdrawals earlier versus later, or contractholders taking more versus less of their benefit could lead to favorable (unfavorable) changes in the fair value of the MRBs.

The following tables summarize disaggregated MRB amounts in an asset and liability position reported in the consolidated statements of financial position.

	December 31, 2025			December 31, 2024
			Net asset			Net asset
	Asset	Liability	(liability)	Asset	Liability	(liability)
	(in millions)
Retirement and Income Solutions:
Individual variable annuities	$197.1	$66.9	$130.2	$199.5	$62.1	$137.4
Total MRB per consolidated statements of financial position	$197.1	$66.9	$130.2	$199.5	$62.1	$137.4

78

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Retirement and Income Solutions

The net asset (liability) balances and the changes in the valuation of the MRBs for Individual variable annuities were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	($ in millions)
Balance at beginning of period	$137.4	$41.5
Effect of changes in nonperformance risk at beginning of period	19.0	7.7
Adjusted balance at beginning of period	156.4	49.2
Effect of:
Interest accrual and expected policyholder behavior	(62.8)	(66.8)
Benefit payments	—	0.6
Changes in interest rates	13.0	100.4
Changes in equity markets	53.1	92.4
Changes in equity index volatility	(8.3)	12.0
Actual policyholder behavior different from expected behavior	(3.9)	(12.7)
Changes in future expected policyholder behavior	—	(20.2)
Changes in other future expected assumptions	(0.3)	1.5
Adjusted balance at end of period	147.2	156.4
Effect of changes in nonperformance risk at end of period	(17.0)	(19.0)
Balance at end of period	$130.2	$137.4

Weighted-average attained age of policyholders (years) (1)	67.0	67.4
Net amount at risk (2)	$29.3	$46.8

(1)	The weighted-average attained age is calculated at the contract level using the total contributions since inception and the age of the contractholders.
(2)	The net amount at risk for our GMDB riders is defined as the current GMDB amount in excess of the current account balance. The net amount at risk for our GMWB riders is defined as the greater of the present value of the GMWB payments less the current account balance or zero. For contracts with both GMDB and GMWB riders, the net amount at risk is the greater of the GMDB or GMWB net amount at risk. We had a decrease in the net amount at risk in 2025 primarily as a result of increases in the equity markets.

Significant changes to inputs and assumptions that impacted the change in the MRB fair value measurement shown above were as follows:

	For the year ended		For the year ended
	December 31, 2025		December 31, 2024
		Change in net		Change in net
	Change in input	MRB asset (liability)	Change in input	MRB asset (liability)
Long-term interest rate	Increased	Favorable	Increased	Favorable
Equity markets	Increased	Favorable	Increased	Favorable
Equity market volatilities	Increased	Unfavorable	Decreased	Favorable
Own nonperformance risk	Increased	Favorable	Decreased	Unfavorable

See “Unobservable Inputs for Fair Value Measurement” for additional details on the inputs.

79

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Unobservable Inputs for Fair Value Measurement

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements of MRBs. The utilization rate and mortality rate inputs are omitted from the table as a range does not provide meaningful presentation. The utilization rate represents the number of contractholders taking withdrawals in addition to the amount and timing of the withdrawals. The mortality rate is an input based on an appropriate industry mortality table.

	December 31, 2025				December 31, 2024
				Weighted-				Weighted-
	Range of inputs			Average	Range of inputs			Average
Retirement and Income Solutions:
Individual variable annuities
Long-term interest rate (1)	4.80	-	4.84%	4.82%	4.78	-	4.85%	4.81%
Long-term equity market volatility	17.80	-	38.80%	21.94%	18.10	-	35.53%	21.76%
Nonperformance risk	0.49	-	1.12%	0.95%	0.40	-	1.10%	0.89%
Lapse rate	0.90	-	55.00%	6.51%	0.90	-	55.00%	5.79%

(1)	Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. The rate curves are derived from an interpolation between various observable swap rates.

13. Reinsurance

We reinsure a portion of the insurance risks associated with our individual disability, traditional life, universal life, medical and long-term care insurance as well as pension risk transfer and retail fixed annuity contracts with significant life insurance risk through reinsurance agreements with affiliated and unaffiliated reinsurance companies, primarily on a quota share, excess loss, yearly renewable term (“YRT”) or coinsurance basis. We have coinsurance with funds withheld reinsurance agreements in which we cede certain of our term life and PRT blocks of business using the reinsurance method of accounting. We also have coinsurance with funds withheld reinsurance agreements in which we cede our retail fixed annuity and ULSG blocks of business using both the reinsurance and deposit methods of accounting.

We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. As of December 31, 2025 and 2024, we had $19,810.7 million and $18,698.7 million of reinsurance recoverable assets, respectively, included in reinsurance recoverable and deposit receivable on the consolidated statements of financial position, which does not reflect potentially offsetting impacts of collateral. As of December 31, 2025 and 2024, we had $23.5 million and $60.3 million of reinsurance recoverable liabilities, respectively, included in future policy benefits and claims on the consolidated statements of financial position. As of December 31, 2025 and 2024, $19,541.1 million, or 99%, and $18,396.2 million, or 99%, were with our five largest ceded reinsurers, respectively.

80

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Premiums and other considerations:
Direct	$6,777.3	$6,822.9	$6,423.8
Assumed	549.5	532.4	517.0
Ceded	(1,539.9)	(1,264.1)	(544.1)
Net premiums and other considerations	$5,786.9	$6,091.2	$6,396.7
Benefits, claims and settlement expenses:
Direct	$8,835.0	$8,681.1	$8,022.0
Assumed	1,059.5	1,019.8	853.7
Ceded (1)	(2,766.1)	(2,868.5)	(1,649.5)
Net benefits, claims and settlement expenses	$7,128.4	$6,832.4	$7,226.2
Liability for future policy benefits remeasurement (gain) loss:
Direct	$(32.0)	$124.7	$466.9
Assumed	85.4	126.9	269.6
Ceded (1)	(4.9)	409.6	(789.0)
Net liability for future policy benefits remeasurement (gain) loss	$48.5	$661.2	$(52.5)

(1)	Includes the one-time impact of YRT reinsurance transactions in 2024.

As of December 31, 2025 and 2024, we had a $4,076.1 million and $4,897.6 million reinsurance deposit receivable, respectively.

Refer to Note 5, Investments, for information on our financing receivables valuation allowance related to the reinsurance recoverable and deposit receivable.

Cost of Reinsurance

A reinsurance asset or liability is established to spread the expected net reinsurance costs or profits over the expected term of the contracts. The cost of reinsurance asset and liability are reported in premiums due and other receivables and liability for future policy benefits and claims, respectively, on the consolidated statements of financial position. The cost of reinsurance asset and liability included on the consolidated statements of financial position were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Cost of reinsurance asset	$3,327.7	$3,426.5

Cost of reinsurance liability	$1,210.8	$1,202.2

Cost of reinsurance amortization, including the impact of remeasurement, of $106.6 million, $642.3 million and $20.4 million for the years ended December 31, 2025, 2024 and 2023, respectively, was reported in benefits, claims and settlement expenses and liability for future policy benefits remeasurement (gain) loss on the consolidated statements of operations. The 2024 impacts of remeasurement include the one-time impact of YRT reinsurance transactions.

81

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Funds Withheld

The following assets were held in support of our reserves associated with our coinsurance with funds withheld agreements and are reported in the line items shown on the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Fixed maturities, available-for-sale	$17,723.8	$17,514.5
Fixed maturities, trading	279.3	299.4
Equity securities	0.3	0.3
Mortgage loans	2,401.6	2,620.2
Other investments	1,732.6	1,166.7
Cash and cash equivalents	849.8	1,200.6
Accrued interest income	212.1	213.8
Net other liabilities	(159.0)	(287.7)
Net assets	$23,040.5	$22,727.8

Certain assets are reported at amortized cost while the fair value of those assets is reflected in the funds withheld payable. As of December 31, 2025 and 2024, we had a $22,910.0 million and $22,497.9 million funds withheld payable, which was net of a $2,432.6 million and $2,906.0 million embedded derivative asset, respectively. The change in fair value of the embedded derivative was a gain (loss) of $(473.4) million, $579.9 million and $(1,326.7) million for the years ended December 31, 2025, 2024 and 2023, respectively.

While the economic benefits of the funds withheld assets flow to the reinsurers, we retain legal ownership of the assets within the funds withheld account. Guidelines are in place to ensure the investment risk is appropriately managed. Net investment income and net realized capital gains (losses) related to the assets on the consolidated statements of operations is reported net of the amounts that flow to the reinsurers. The realized gains and losses that do not flow to the reinsurers are reported in net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

Following are the components of net investment income on the funds withheld assets that were passed to reinsurers.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Fixed maturities, available-for-sale	$1,000.0	$1,028.2	$906.9
Fixed maturities, trading	20.3	21.5	11.9
Equity securities	—	—	0.2
Mortgage loans	117.5	138.3	125.2
Cash and cash equivalents	40.4	59.5	58.9
Other	166.7	90.1	63.9
Total	1,344.9	1,337.6	1,167.0
Investment expenses	(30.9)	(41.4)	(24.7)
Net investment income	$1,314.0	$1,296.2	$1,142.3

82

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Following are the components of net realized capital gains (losses) on the funds withheld assets that were passed to reinsurers.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Fixed maturities, available-for-sale	$(53.2)	$(58.7)	$(230.9)
Fixed maturities, trading	(10.4)	—	(0.1)
Equity securities	—	—	(1.2)
Mortgage loans	(1.4)	(1.9)	(34.1)
Derivatives	(1.0)	2.4	7.2
Other	(4.0)	—	—
Net realized capital losses	$(70.0)	$(58.2)	$(259.1)

14. Debt

Short-Term Debt

The components of short-term debt were as follows:

			December 31, 2025
	Financing			Short-term debt
Obligor/Applicant	structure	Maturity	Capacity	outstanding
			(in millions)
PLIC	Credit facility	October 2027	$800.0	$—
Total			$800.0	$—

			December 31, 2024
	Financing			Short-term debt
Obligor/Applicant	structure	Maturity	Capacity	outstanding
			(in millions)
PLIC	Credit facility	October 2027	$800.0	$—
Principal Credit Real Estate Income Trust	Secured subscription facility		126.0	119.0
Total			$926.0	$119.0

Our revolving credit facility is committed and available for general corporate purposes. This credit facility also provides 100% back-stop support for our commercial paper program, of which we had no outstanding balances as of both December 31, 2025 and 2024.

A VIE that was deconsolidated in 2025 had short-term debt from a secured subscription facility. The facility provided for revolving loans, up to a maximum aggregate availability of $150.0 million, which were secured by outstanding capital commitments of us and an unaffiliated insurance company. Borrowings were permitted for any purpose under the borrowers’ constituent documents and were required to be repaid within twelve months of issuance. The weighted-average interest rate on short-term borrowings from this facility as of December 31, 2024, was 6.84%.

83

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Long-Term Debt

The components of long-term debt were as follows:

	December 31, 2025
		Net unamortized
		discount,
		premium and
		debt issuance	Carrying
	Principal	costs	amount
	(in millions)
Non-recourse mortgages and notes payable	$2.9	$—	$2.9
Total long-term debt	$2.9	$—	$2.9

	December 31, 2024
		Net unamortized
		discount,
		premium and
		debt issuance	Carrying
	Principal	costs	amount
	(in millions)
Secured credit facilities	$21.8	$—	$21.8
Non-recourse mortgages and notes payable	3.0	(0.1)	2.9
Total long-term debt	$24.8	$(0.1)	$24.7

A VIE that was deconsolidated in 2025 had long-term debt from secured credit facilities that were primarily financings for real estate loans. As of December 31, 2024, the outstanding principal balance was $21.8 million for one loan with an interest rate of 6.47%. Outstanding debt was secured by the underlying real estate loans, which were reported as mortgage loans on our consolidated statements of financial position with a carrying value of $29.0 million as of December 31, 2024.

The non-recourse mortgages and notes payable are primarily financings for a real estate development. As of both December 31, 2025 and 2024, the notes had an interest rate of 4.0%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $9.6 million and $14.3 million as of December 31, 2025 and 2024, respectively.

As of December 31, 2025, future annual maturities of long-term debt were as follows (in millions):

Year ending December 31:
2026	$0.1
2027	0.1
2028	2.7
2029	—
2030	—
Thereafter	—
Total future maturities of long-term debt	$2.9

84

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

15. Income Taxes

Income Taxes (Benefits)

Our income taxes (benefits) were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Current income taxes (benefits):
U.S. federal	$172.6	$178.2	$45.8
State	24.2	24.9	19.1
Foreign	0.2	—	—
Total current income taxes	197.0	203.1	64.9
Deferred income taxes (benefits):
U.S. federal	(165.0)	16.4	(141.0)
State	(0.3)	4.8	(11.3)
Total deferred income taxes (benefits)	(165.3)	21.2	(152.3)
Total income taxes (benefits)
U.S. federal	7.6	194.6	(95.2)
State	23.9	29.7	7.8
Foreign	0.2	—	—
Income taxes (benefits)	$31.7	$224.3	$(87.4)

Our income before income taxes was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Domestic	$798.5	$1,593.2	$149.2
Total income before income taxes	$798.5	$1,593.2	$149.2

Effective Income Tax Rate

Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. federal statutory tax rate and the effective income tax rate was as follows:

	For the year ended
	December 31, 2025
	Amount	Percent
	(in millions)
U.S. federal statutory tax rate	$167.7	21%
State and local income taxes, net of federal income tax effect (1)	18.9	2
Foreign tax effects	0.2	—
Tax credits:
Foreign tax credits	(30.2)	(4)
Low income housing tax credits	(10.5)	(1)
Other	(2.4)	—
Nontaxable or nondeductible items:
Dividends received deduction	(76.6)	(9)
Interest exclusion from taxable income	(25.0)	(3)
Other	(5.0)	(1)
Changes in unrecognized tax benefits	(5.4)	(1)
Effective income tax rate	$31.7	4%

(1)	State taxes in Iowa, Delaware and Illinois made up the majority (greater than 50 percent) of the tax effect in this category.

85

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31,
	2024	2023
U.S. federal statutory tax rate	21%	21%
Dividends received deduction	(5)	(47)
Tax credits	(4)	(40)
Interest exclusion from taxable income	(2)	(15)
Impact of noncontrolling interest presentation	—	(3)
Employee compensation	—	(2)
Other postretirement employee benefits redesignation	—	(2)
Low income housing tax credit amortization	3	24
State income taxes	2	4
Nondeductible expenses	—	2
Other	(1)	(1)
Effective income tax rate	14%	(59)%

Income Taxes Paid

Our income taxes paid, net of refunds received, were as follows:

For the year ended
December 31, 2025
(in millions)
U.S. federal	$151.5
U.S. state and local:
Iowa	8.9
Other	13.2
Foreign	0.3
Total income taxes paid, net of refunds received	$173.9

Unrecognized Tax Benefits

Our changes in unrecognized tax benefits were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Balance at beginning of period	$34.8	$37.7	$40.6
Additions based on tax positions related to the current year	—	0.3	0.3
Reductions for tax positions related to the current year	(3.2)	(3.2)	(3.2)
Settlements	(14.4)	—	—
Balance at end of period (1)	$17.2	$34.8	$37.7

(1)	Our 2025 effective income tax rate would not be impacted if unrecognized tax benefits were recognized. We recognize interest and penalties related to uncertain tax positions in operating expenses within the consolidated statements of operations.

As of December 31, 2025 and 2024, we had recognized $(0.1) million and $1.9 million of accumulated pre-tax interest and penalties expense (recovery) related to unrecognized tax benefits, respectively.

86

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Net Deferred Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Our significant components of net deferred income taxes were as follows:

	December 31,
	2025	2024
	(in millions)
Deferred income tax assets:
Net unrealized losses on available-for-sale securities	$887.4	$1,273.1
Net operating and capital loss carryforwards	6.4	21.3
Employee benefits	46.1	54.1
Intangible assets	83.1	71.4
Gross deferred income tax assets	1,023.0	1,419.9
Valuation allowance	(11.9)	(11.9)
Total deferred income tax assets	1,011.1	1,408.0
Deferred income tax liabilities:
Deferred acquisition costs	(604.8)	(611.6)
Investments, including derivatives	(223.5)	(247.1)
Funds withheld embedded derivative	(510.9)	(610.3)
Real estate	(128.6)	(124.6)
Insurance liabilities	(994.0)	(1,241.2)
Gain on sale of discontinued operations (1)	(159.2)	(166.8)
Other deferred income tax liabilities	(83.6)	(19.6)
Total deferred income tax liabilities	(2,704.6)	(3,021.2)
Total net deferred income tax liabilities	$(1,693.5)	$(1,613.2)

(1)	Represents a deferred intercompany gain on the sale of PGI LLC to PFS, which was allocated to stockholder’s equity as the result of a taxable common control transaction on the standalone financials of the transferring entity.

Our net deferred income taxes by jurisdiction were as follows:

	December 31,
	2025	2024
	(in millions)
Deferred income tax assets:
State	$2.2	$9.2
Net deferred income tax assets	2.2	9.2
Deferred income tax liabilities:
U.S. federal	(1,695.7)	(1,622.4)
Net deferred income tax liabilities	(1,695.7)	(1,622.4)
Total net deferred income tax liabilities	$(1,693.5)	$(1,613.2)

In management’s judgment, total deferred income tax assets are more likely than not to be realized.

As of December 31, 2025 and 2024, state net operating loss carryforwards were $66.2 million and $67.1 million, respectively, and will expire between 2032 and 2042. As of December 31, 2025, all accumulated state net operating loss carryforwards are anticipated to be utilized before expiration; therefore, no valuation allowance has been provided for the related deferred income tax assets. As of both December 31, 2025 and 2024, valuation allowances of $11.9 million had been recorded against the income tax benefits associated primarily with net unrealized capital losses on benefit plan trusts.

87

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Effects of Tax Legislation

On July 4, 2025, the United States enacted Public Law 119-21. The accounting consequences of a change in tax law are required to be recognized in the period legislation is enacted. Generally, a company is also required to consider the impact of new tax law on realizability of deferred tax assets (“DTAs”), including determination of whether a change in valuation allowance is necessary. We evaluated the provisions of Public Law 119-21 and incorporated the effects into our 2025 financial statements, which were not material. We will continue to monitor developments related to the legislation and assess any future impacts as additional guidance becomes available.

We are currently monitoring the Pillar Two model rules proposed by the Organisation for Economic Co-operation and Development, including the Side-by-Side safe harbor agreement released in January 2026. The rules require a 15% global minimum tax but are expected to exempt U.S. multinationals from other countries’ top-up taxes once enacted. Generally, a company is required to consider the impact of new tax law on realizability of its DTAs, including determination of whether a change to its valuation allowance amounts is necessary. We made an accounting policy election to disregard the Pillar Two model rules when evaluating DTAs and rather recognize a current period tax expense when incurred.

Other Tax Information

Income tax returns are filed in the U.S. federal jurisdiction as well as various states where we and one or more of our subsidiaries conduct business. Although determined by jurisdiction, with few exceptions our tax uncertainties relate primarily to U.S. federal income tax matters. The Internal Revenue Service (“IRS”) has completed examination of our consolidated U.S. federal income tax returns for years prior to 2015.

The U.S. federal statute of limitations has expired for years prior to 2015. The IRS is currently auditing our U.S. federal income tax returns for tax years 2015-2018 and 2019-2022. The statutes remain open through normal statute extensions. We do not expect the results of these audits, subsequent related adjustments or developments in other tax areas for all open tax years to significantly change the possible increase in the amount of unrecognized tax benefits, but the outcome of tax reviews is uncertain and unforeseen results can occur.

We believe we have adequate defenses against, or sufficient provisions for, contested issues, but final resolution could take several years depending on whether legal remedies are pursued. Consequently, we do not believe issues that might arise in tax years subsequent to 2014 will have a material impact on our net income.

16. Employee and Agent Benefits

PFG provides a U.S. qualified defined benefit pension plan, covering U.S. employees that meet certain eligibility requirements and certain agents contracted on or before December 31, 2018. A final average pay benefit formula has been in place for plan participants employed prior to January 1, 2002. For agents, this formula ended on December 31, 2018, and for employees the formula ended on December 31, 2022. The final average pay benefit is based on the years of service and generally the employee’s or agent’s average annual compensation during the last five years prior to the earliest of termination, retirement or the formula end date. A cash balance benefit was added on January 1, 2002. A participant’s cash balance account is credited with an amount based on the participant’s salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance benefit applies. For pre-2002 participants, the pension benefit earned prior to the final average pay formula end date is the greater of the final average pay benefit or the cash balance benefit earned before the end date. They will also earn a new cash balance benefit for service after the formula end date. We reflect pension expense through our expense allocation agreement with PFG.

In addition, PFG sponsors non-qualified defined benefit plans subject to Section 409A of the Internal Revenue Code. This plan is for certain highly compensated employees and agents to replace the benefit that cannot be provided by the qualified defined benefit pension plan due to IRS limits. These nonqualified plans generally parallel the qualified plan but offer different payment options. No agent has been able to become a new participant in the nonqualified plan after 2018.

88

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We provide certain health care, life insurance and long-term care benefits for retired employees, their beneficiaries and covered dependents (“other postretirement benefits”). While virtually all U.S. employees continue to have access to the postretirement health care and life insurance benefits, only those U.S. employees that were hired prior to January 1, 2002, and retired prior to January 1, 2011, (post-65 medical) or January 1, 2020, (life insurance and pre-65 medical) were eligible to receive subsidized benefits. All others pay the full cost of coverage. The long-term care plan was subsidized only for those who retired prior to January 1, 2000, and is no longer accessible. The subsidy level for all benefits varies by plan, age, service and retirement date. Our policy is to fund the cost of providing retiree benefits in the years the employees are providing service, taking into account the funded status of the trust. PFG is the sponsor of the post-65 retiree medical plan for both employees and individual field agents.

Obligations and Funded Status

The combined funded status, reconciled to amounts recognized in the consolidated statements of financial position relating to the other postretirement employee benefits plans, was as follows:

	December 31,
	2025	2024
	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$(51.8)	$(56.9)
Interest cost	(2.6)	(2.6)
Actuarial gain (loss)	(1.4)	1.5
Participant contributions	(6.3)	(6.1)
Benefits paid	11.9	12.3
Benefit obligation at end of year	$(50.2)	$(51.8)

Change in plan assets
Fair value of plan assets at beginning of year	$75.4	$74.0
Actual return on plan assets	9.2	6.4
Employer contribution	1.4	1.2
Participant contributions	6.3	6.1
Benefits paid	(11.9)	(12.3)
Fair value of plan assets at end of year	$80.4	$75.4

Amount recognized in statement of financial position
Other assets	$30.2	$23.6
Total	$30.2	$23.6

Amount recognized in accumulated other comprehensive income
Total net actuarial gain	$(27.3)	$(24.1)
Pre-tax accumulated other comprehensive income	$(27.3)	$(24.1)

Other Postretirement Plan Changes and Plan Gains/Losses

For the year ended December 31, 2025, the other postretirement benefit plans had an actuarial loss primarily due to a decrease in discount rates. For the year ended December 31, 2024, the other postretirement benefit plans had an actuarial gain primarily due to an increase in discount rates.

We did not have any other postretirement benefit plans with an accumulated postretirement benefit obligation in excess of plan assets.

89

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Components of Other Postretirement Benefits Net Periodic Benefit Cost

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Interest cost	$2.6	$2.6	$2.8
Expected return on plan assets	(3.4)	(3.4)	(3.5)
Recognized net actuarial gain	(1.2)	(0.9)	(0.7)
Net periodic benefit income	$(2.0)	$(1.7)	$(1.4)

We use the fair market value of assets to determine components of net periodic benefit cost.

The components of net periodic benefit cost including the service cost component are included in operating expenses on the consolidated statements of operations.

The other postretirement plans use a straight-line amortization over the average future lifetime of its remaining covered group of retirees.

For the other postretirement benefit plans, amounts recognized in pre-tax accumulated other comprehensive (income) loss were as follows:

	For the year ended December 31,
	2025	2024
	(in millions)
Other changes recognized in accumulated other comprehensive income
Net actuarial gain	$(4.4)	$(4.5)
Amortization of net gain	1.2	0.9
Total recognized in pre-tax accumulated other comprehensive income	$(3.2)	$(3.6)
Total recognized in net periodic benefit cost and pre-tax accumulated other comprehensive income	$(5.2)	$(5.3)

Net actuarial (gain) loss and net prior service cost benefit have been recognized in AOCI.

Assumptions

Weighted-average assumptions used for other postretirement benefit plans to determine benefit obligations as disclosed under the Obligations and Funded Status section

	December 31,
	2025	2024
Discount rate	5.15%	5.35%

Weighted average assumptions used for other postretirement benefit plans to determine net periodic benefit cost

	For the year ended December 31,
	2025	2024	2023
Discount rate	5.35%	4.80%	5.05%
Expected long-term return on plan assets	4.75%	4.70%	5.20%

For other postretirement benefits, the discount rate is determined by projecting future benefit payments inherent in the accumulated postretirement benefit obligation, and discounting those cash flows using a spot yield curve for high quality corporate bonds. The plans’ expected benefit payments are discounted to determine a present value using the yield curve and the discount rate is the level rate that produces the same present value. The 4.7% expected long-term return on plan assets for 2025 was based on the weighted average expected long-term asset returns for the medical, life and long-term care plans.

90

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Assumed Health Care Cost Trend Rates Used to Determine Net Periodic Benefit Cost

	December 31,
	2025	2024
Health care cost trend rate assumed for next year under age 65	8.50%	7.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%
Year that the rate reaches the ultimate trend rate (under age 65)	2034	2033

Other Postretirement Benefit Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

●	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets.

●	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly.

●	Level 3 – Fair values are based on significant unobservable inputs for the asset.

Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios and investments in equity security portfolios. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets.

The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date was as follows:

	December 31, 2025
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$0.7	$0.7	$—	$—
Fixed income security portfolios (1)	37.4	37.4	—	—
U.S. equity portfolios (2)	29.6	29.6	—	—
International equity portfolios (3)	12.7	12.7	—	—
Total	$80.4	$80.4	$—	$—

	December 31, 2024
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$0.8	$0.8	$—	$—
Fixed income security portfolios (1)	35.5	35.5	—	—
U.S. equity portfolios (2)	28.9	28.9	—	—
International equity portfolios (3)	10.2	10.2	—	—
Total	$75.4	$75.4	$—	$—

(1)	The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, residential mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.

(2)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.

(3)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

91

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We have established an investment policy that provides the investment objectives and guidelines for the other postretirement benefit plans. Our investment strategy is to achieve the following:

●	Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.

●	Ensure sufficient liquidity to meet the emerging benefit liabilities for the plans.

●	Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the other postretirement benefit plans consistent with market and economic risk.

In administering the other postretirement benefit plans’ asset allocation strategies, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.

According to our investment policy, the target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
Fixed income security portfolios	50%
U.S. equity portfolios	35%
International equity portfolios	15%

Estimated Future Benefit Payments

The estimated future benefit payments, which reflect expected future service are:

Other postretirement benefits (gross benefit payments, including prescription drug benefits)
(in millions)
Year ending December 31:
2026	$10.4
2027	9.4
2028	8.5
2029	8.0
2030	7.3
2031-2035	30.7

The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants’ share of the cost, which is funded by their contributions to the plan. The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2025.

17. Contingencies, Guarantees, Indemnifications and Leases

Litigation and Regulatory Contingencies

We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, individual life insurance, specialty benefits insurance and our investment activities. Some of the lawsuits may be class actions, or purport to be, and some may include claims for unspecified or substantial punitive and treble damages.

92

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We may discuss such litigation in one of three ways. We accrue a charge to income and disclose legal matters for which the chance of loss is probable and for which the amount of loss can be reasonably estimated. We may disclose contingencies for which the chance of loss is reasonably possible and provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. Finally, we may voluntarily disclose loss contingencies for which the chance of loss is remote in order to provide information concerning matters that potentially expose us to possible losses.

In addition, regulatory bodies such as state insurance departments, the SEC, the Department of Labor and other regulatory agencies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, Employee Retirement Income Security Act and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe any such matter will have a material adverse effect on our business or financial position. To the extent such matters present a reasonably possible chance of loss, we are generally not able to estimate the possible loss or range of loss associated therewith. The outcome of such matters is always uncertain and unforeseen results can occur. It is possible that such outcomes could require us to pay damages or make other expenditures or establish accruals in amounts that we could not estimate as of December 31, 2025.

Guarantees and Indemnifications

In the normal course of business, we have provided guarantees to our ultimate parent, PFG, related to benefit payments of the nonqualified pension plans and the nonqualified deferred compensation plans. We also provided guarantees to third parties primarily related to a former subsidiary. The terms of these agreements range in duration and often are not explicitly defined. The maximum exposure under these agreements as of December 31, 2025, was approximately $112.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

We are also subject to various other indemnification obligations issued in conjunction with divestitures, acquisitions, financing and reinsurance transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position. While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Guaranty Funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2025 and 2024, the liability balance for guaranty fund assessments, which is not discounted, was $17.9 million and $28.3 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2025 and 2024, $13.6 million and $16.6 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

93

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Leases

As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. We also lease buildings and hardware storage equipment under finance leases. Lease assets and liabilities are recognized at the commencement of a lease based on the present value of lease payments over the lease term. We generally use our incremental borrowing rate based on the information available at the lease commencement date to determine the present value of lease payments. Lease term may include options to extend or terminate the lease when it is reasonably certain we will exercise the option. Leases with an initial term of twelve months or less are not recorded on the consolidated statements of financial position. We recognize lease expense for leases on a straight-line basis over the lease term. Some of our lease agreements include payments for property taxes, insurance, utilities or common area maintenance, which are not based on an index or rate. These payments are recognized in net income in the period in which the obligation has occurred.

We sublease certain office space to third parties, which are primarily operating leases. We record sublease income on a straight-line basis over the lease term.

The lease assets and liabilities were as follows:

	December 31,
	2025	2024
	(in millions)
Assets
Operating lease assets (1)	$84.3	$95.4
Finance lease assets (1)	41.0	67.6
Total lease assets	$125.3	$163.0

Liabilities
Operating lease liabilities (2)	$78.0	$88.1
Finance lease liabilities (2)	42.6	69.0
Total lease liabilities	$120.6	$157.1

(1)	Operating and finance lease assets are primarily reported within property and equipment on the consolidated statements of financial position.
(2)	Operating and finance lease liabilities are reported within other liabilities on the consolidated statements of financial position.

The lease cost was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Finance lease cost (1):
Amortization of right-of-use assets	$27.3	$29.8	$32.9
Interest on lease liabilities	2.2	2.6	1.9
Operating lease cost (1)	26.9	29.6	28.9
Other lease cost (1) (2)	6.4	6.7	6.6
Sublease income (3)	(1.2)	(0.5)	(0.3)
Total lease cost	$61.6	$68.2	$70.0

(1)	Finance, operating and other lease costs are primarily included in operating expenses on the consolidated statements of operations.
(2)	Other lease cost primarily reflects variable and short-term lease costs.
(3)	Sublease income is included in fees and other revenues on the consolidated statements of operations.

94

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Payments for operating leases for the years ended December 31, 2025, 2024 and 2023, were $25.9 million, $27.4 million and $32.4 million, respectively. Payments for finance leases for the years ended December 31, 2025, 2024 and 2023, were $29.3 million, $32.0 million and $34.3 million, respectively. The following represents future payments due by period for lease obligations:

	Operating leases	Finance leases	Total
	(in millions)
For the twelve months ending December 31:
2026	$21.9	$24.7	$46.6
2027	19.5	15.0	34.5
2028	15.0	4.4	19.4
2029	9.4	0.2	9.6
2030	6.7	—	6.7
2031 and thereafter	16.5	—	16.5
Total lease payments	89.0	44.3	133.3
Less: interest	11.0	1.7	12.7
Present value of lease liabilities	$78.0	$42.6	$120.6

The weighted-average remaining lease term and weighted-average discount rates were as follows:

	For the year ended December 31,
	2025	2024	2023
Weighted-average remaining lease term (in years):
Operating leases	6.9	7.0	7.3
Finance leases	2.0	2.8	3.0

Weighted-average discount rate:
Operating leases	3.4%	3.1%	2.9%
Finance leases	4.1%	4.0%	3.5%

95

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

18. Stockholder’s Equity

Other Comprehensive Income

	For the year ended December 31, 2025
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized gains on available-for-sale securities during the period	$1,671.1	$(356.5)	$1,314.6
Reclassification adjustment for losses included in net income (1)	145.0	(30.5)	114.5
Adjustments for assumed changes in amortization patterns	(1.0)	0.2	(0.8)
Adjustments for assumed changes in policyholder liabilities	9.0	(1.9)	7.1
Net unrealized gains on available-for-sale securities	1,824.1	(388.7)	1,435.4

Net unrealized losses on derivative instruments during the period	(100.5)	21.1	(79.4)
Reclassification adjustment for gains included in net income (2)	(5.6)	1.1	(4.5)
Adjustments for assumed changes in amortization patterns	0.1	—	0.1
Net unrealized losses on derivative instruments	(106.0)	22.2	(83.8)

Liability for future policy benefits discount rate remeasurement loss (3)	(580.1)	121.7	(458.4)

Market risk benefit nonperformance risk remeasurement gain (4)	2.0	(0.4)	1.6

Unrecognized postretirement benefit obligation during the period	4.4	(0.9)	3.5
Amortization of amounts included in net periodic benefit cost (5)	(1.2)	0.2	(1.0)
Net unrecognized postretirement benefit obligation	3.2	(0.7)	2.5

Other comprehensive income	$1,143.2	$(245.9)	$897.3

	For the year ended December 31, 2024
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized losses on available-for-sale securities during the period	$(996.6)	$205.4	$(791.2)
Reclassification adjustment for losses included in net income (1)	121.4	(25.6)	95.8
Adjustments for assumed changes in amortization patterns	9.8	(2.1)	7.7
Adjustments for assumed changes in policyholder liabilities	10.8	(2.3)	8.5
Net unrealized losses on available-for-sale securities	(854.6)	175.4	(679.2)

Net unrealized gains on derivative instruments during the period	71.2	(15.0)	56.2
Reclassification adjustment for gains included in net income (2)	(3.5)	0.8	(2.7)
Adjustments for assumed changes in amortization patterns	0.5	(0.1)	0.4
Net unrealized gains on derivative instruments	68.2	(14.3)	53.9

Liability for future policy benefits discount rate remeasurement gain (3)	1,099.6	(231.0)	868.6

Market risk benefit nonperformance risk remeasurement loss (4)	(11.3)	2.4	(8.9)

Unrecognized postretirement benefit obligation during the period	4.5	(0.9)	3.6
Amortization of amounts included in net periodic benefit cost (5)	(0.9)	0.2	(0.7)
Net unrecognized postretirement benefit obligation	3.6	(0.7)	2.9

Other comprehensive income	$305.5	$(68.2)	$237.3

96

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized gains on available-for-sale securities during the period	$2,069.1	$(438.8)	$1,630.3
Reclassification adjustment for losses included in net income (1)	355.1	(74.8)	280.3
Adjustments for assumed changes in amortization patterns	(2.5)	0.6	(1.9)
Adjustments for assumed changes in policyholder liabilities	0.7	(0.1)	0.6
Net unrealized gains on available-for-sale securities	2,422.4	(513.1)	1,909.3

Net unrealized losses on derivative instruments during the period	(44.9)	9.4	(35.5)
Reclassification adjustment for gains included in net income (2)	(7.4)	1.6	(5.8)
Adjustments for assumed changes in amortization patterns	(0.9)	0.2	(0.7)
Adjustments for assumed changes in policyholder liabilities	0.2	—	0.2
Net unrealized losses on derivative instruments	(53.0)	11.2	(41.8)

Liability for future policy benefits discount rate remeasurement loss (3)	(496.5)	104.3	(392.2)

Market risk benefit nonperformance risk remeasurement loss (4)	(39.4)	8.3	(31.1)

Unrecognized postretirement benefit obligation during the period	3.0	(0.7)	2.3
Amortization of amounts included in net periodic benefit cost (5)	(0.7)	0.2	(0.5)
Net unrecognized postretirement benefit obligation	2.3	(0.5)	1.8

Other comprehensive income	$1,835.8	$(389.8)	$1,446.0

(1)	Pre-tax reclassification adjustments relating to available-for-sale securities are reported in net realized capital gains (losses) and net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

(2)	See Note 6, Derivative Financial Instruments, under the caption “Effect of Fair Value and Cash Flow Hedges on Consolidated Statements of Operations” for further details.
(3)	Includes the discount rate remeasurement gain (loss) associated with the LFPB and the associated reinsurance recoverable. See Note 11, Future Policy Benefits and Claims, under the caption “Liability for Future Policy Benefits” for further details.
(4)	See Note 12, Market Risk Benefits, for further details.
(5)	Amount is comprised of amortization of prior service cost (benefit) and recognized net actuarial (gain) loss, which is reported in operating expenses on the consolidated statements of operations. See Note 16, Employee and Agent Benefits, under the caption “Components of Net Periodic Benefit Cost” for further details.

97

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Accumulated Other Comprehensive Loss

	Net unrealized losses on available-for-sale securities (1)	Net unrealized gains (losses) on derivative instruments	LFPB discount rate remeasurement gain	MRB nonperformance risk gain (loss)	Unrecognized postretirement benefit obligation	Accumulated other comprehensive loss
	(in millions)
Balances as of January 1, 2023	$(5,938.8)	$40.0	$1,284.7	$25.0	$14.4	$(4,574.7)
Other comprehensive income during the period, net of adjustments	1,629.0	(36.0)	(392.2)	(31.1)	2.3	1,172.0
Amounts reclassified from AOCI	280.3	(5.8)	—	—	(0.5)	274.0
Other comprehensive income	1,909.3	(41.8)	(392.2)	(31.1)	1.8	1,446.0
Balances as of December 31, 2023	(4,029.5)	(1.8)	892.5	(6.1)	16.2	(3,128.7)
Other comprehensive income during the period, net of adjustments	(775.0)	56.6	868.6	(8.9)	3.6	144.9
Amounts reclassified from AOCI	95.8	(2.7)	—	—	(0.7)	92.4
Other comprehensive income	(679.2)	53.9	868.6	(8.9)	2.9	237.3
Balances as of December 31, 2024	(4,708.7)	52.1	1,761.1	(15.0)	19.1	(2,891.4)
Other comprehensive income during the period, net of adjustments	1,320.9	(79.3)	(458.4)	1.6	3.5	788.3
Amounts reclassified from AOCI	114.5	(4.5)	—	—	(1.0)	109.0
Other comprehensive income	1,435.4	(83.8)	(458.4)	1.6	2.5	897.3
Balances as of December 31, 2025	$(3,273.3)	$(31.7)	$1,302.7	$(13.4)	$21.6	$(1,994.1)

(1)	Net unrealized losses on available-for-sale securities for which an allowance for credit loss has been recorded were $6.3 million, $1.4 million and $1.5 million as of December 31, 2025, 2024 and 2023, respectively.

Noncontrolling Interest

Interests held by unaffiliated parties in consolidated entities were reflected in noncontrolling interest, which represented the noncontrolling partners’ share of the underlying net assets of our consolidated subsidiaries. Noncontrolling interest that was not redeemable was reported in the equity section of the consolidated statements of financial position.

The noncontrolling interest holder in one of our consolidated VIEs maintained an equity interest that was redeemable at the option of the holder, which was exercised in 2025. Since redemption of the noncontrolling interest was outside of our control, this interest was presented on the consolidated statements of financial position line item titled “Redeemable noncontrolling interest”.

Following is a reconciliation of the changes in the redeemable noncontrolling interest (in millions):

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Beginning balance	$5.0	$—	$—
Net income attributable to redeemable noncontrolling interest	0.2	0.4	—
Redeemable noncontrolling interest of deconsolidated entities (1)	(12.5)	—	—
Contributions from redeemable noncontrolling interest	7.5	5.0	—
Distributions to redeemable noncontrolling interest	(0.2)	(0.4)	—
Ending balance	$—	$5.0	$—

(1)	We deconsolidated a sponsored investment fund as it no longer met the requirements for consolidation.

98

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Dividend Limitations

Under Iowa law, we may pay dividends or make other distributions only from the earned surplus arising from our business and must receive the prior approval of the Commissioner of Insurance of the State of Iowa (“the Commissioner”) to pay stockholder dividends or make any other distribution if such distribution would exceed certain statutory limitations. Iowa law gives the Commissioner discretion to disapprove requests for distributions in excess of these limitations. Extraordinary dividends include those made, together with dividends and other distributions, within the preceding twelve months that exceed the greater of (i) 10% of our statutory policyholder surplus as of the previous year-end excluding admitted disallowed interest maintenance reserve or (ii) the statutory net gain from operations from the previous calendar year, not to exceed earned surplus. Based on this limitation and 2025 statutory results, we could pay approximately $1,234.0 million in ordinary stockholder dividends in 2026 without prior regulatory approval. However, because the dividend test is based on dividends previously paid over rolling twelve-month periods, if paid before a specified date during 2026, some or all of such dividends may be extraordinary and require regulatory approval.

19. Fair Value Measurements

We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment contracts, are excluded from these fair value disclosure requirements.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

●	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

●	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

●	Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability.

Determination of Fair Value

The following discussion describes the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis. The techniques utilized in estimating the fair value of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

Fair value estimates are made based on available market information and judgments about the financial instrument at a specific point in time. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2025.

Fixed Maturities

Fixed maturities include bonds, ABS, redeemable preferred stock and certain non-redeemable preferred securities. When available, the fair value of fixed maturities is based on quoted prices of identical assets in active markets. These are reflected in Level 1 and primarily include U.S. Treasury bonds and actively traded redeemable corporate preferred securities.

99

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2. Also included in Level 2 are corporate bonds when quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data for specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may also be impacted by company specific factors.

If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to the asset class, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available and where at least one significant unobservable input is utilized. These are reflected in Level 3 in the fair value hierarchy and can include fixed maturities across all asset classes. As of December 31, 2025, approximately 3% of our total fixed maturities were Level 3 securities valued using internal pricing models.

The primary inputs, by asset class, for valuations of the majority of our Level 2 investments from third party pricing vendors or our internal pricing valuation approach are described below.

U.S. Government and Agencies/Non-U.S. Governments. Inputs include recently executed market transactions, interest rate yield curves, maturity dates, market price quotations and credit spreads relating to similar instruments.

States and Political Subdivisions. Inputs include Municipal Securities Rulemaking Board reported trades, U.S. Treasury and other benchmark curves, material event notices, new issue data and obligor credit ratings.

Corporate. Inputs include recently executed transactions, market price quotations, benchmark yields, issuer spreads and observations of equity and credit default swap curves related to the issuer. For private placement corporate securities valued through the matrix valuation approach inputs include the current Treasury curve and risk spreads based on sector, rating and average life of the issuance.

RMBS, CMBS, Collateralized Debt Obligations and Other Debt Obligations. Inputs include cash flows, priority of the tranche in the capital structure, expected time to maturity for the specific tranche, reinvestment period remaining and performance of the underlying collateral including prepayments, defaults, deferrals, loss severity of defaulted collateral and, for RMBS, prepayment speed assumptions. Other inputs include market indices and recently executed market transactions.

Equity Securities

Equity securities include mutual funds, common stock and non-redeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are reflected in Level 1. When quoted prices are not available, we may utilize internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices or the net asset value (“NAV”), which are reflected in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities, which are reflected in Level 3.

Mortgage Loans

Mortgage loans reported at fair value included those of a consolidated VIE for which the fair value option was elected. Fair values of commercial mortgage loans were primarily determined by discounting the expected cash flows at current treasury rates plus an applicable risk spread, which reflected credit quality and maturity of the loans. The risk spread was based on market clearing levels for loans with comparable credit quality, maturities and risk. These are reflected in Level 3. Mortgage loans valued using securitized pricing based on observable market data should be reflected in Level 2 of the fair value hierarchy. The consolidated VIE was deconsolidated during 2025.

100

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Derivatives

The fair values of exchange-traded derivatives are determined through quoted market prices, which are reflected in Level 1. Exchange-traded derivatives include futures that are settled daily, which reduces their fair value in the consolidated statements of financial position. The fair values of OTC cleared derivatives are determined through market prices published by the clearinghouses, which are reflected in Level 2. The clearinghouses utilize the secured overnight financing rate (“SOFR”) curve in their valuation. Variation margin associated with OTC cleared derivatives is settled daily, which reduces their fair value in the consolidated statements of financial position. The fair values of bilateral OTC derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our bilateral OTC derivatives are valued with models that use market observable inputs, which are reflected in Level 2. Significant inputs include contractual terms, interest rates, currency exchange rates, credit spread curves, equity prices and volatilities. These valuation models consider projected discounted cash flows, relevant swap curves and appropriate implied volatilities. Certain bilateral OTC derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions, which are reflected in Level 3.

Our non-cleared derivative contracts are generally documented under ISDA Master Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the SOFR curve to value our positions. Counterparty credit risk is routinely monitored to ensure our adjustment for nonperformance risk is appropriate. Our centrally cleared derivative contracts are conducted with regulated centralized clearinghouses, which provide for daily exchange of cash collateral or variation margin equal to the difference in the daily market values of those contracts that eliminates the nonperformance risk on these trades.

Interest Rate Contracts. For non-cleared contracts, which include interest rate swaps and interest rate options, we use discounted cash flow valuation techniques to determine the fair value using observable swap curves as the inputs. These are reflected in Level 2. We have forward contracts for which we obtain prices from third party pricing vendors. These are reflected in Level 2. For centrally cleared contracts we use published prices from clearinghouses. These are reflected in Level 2. In addition, we have forward contracts that are valued using broker quotes. These are reflected in Level 3.

Foreign Exchange Contracts. We use discounted cash flow valuation techniques that utilize observable swap curves and exchange rates as the inputs to determine the fair value of foreign currency swaps. These are reflected in Level 2. Currency forwards are valued using observable market inputs, including forward currency exchange rates. These are reflected in Level 2. In addition, we had a limited number of non-standard currency swaps that were valued using broker quotes. These were reflected within Level 3.

Equity Contracts. We use an option pricing model using observable implied volatilities, dividend yields, index prices and swap curves as the inputs to determine the fair value of equity options. Certain total return swaps use an accrual method comparing both cash flows to determine fair value. These are reflected in Level 2. Certain equity option contracts are valued using broker quotes. These are reflected in Level 3.

Credit Contracts. We use either the ISDA Credit Default Swap Standard discounted cash flow model that utilizes observable default probabilities and recovery rates as inputs to determine the fair value of credit default swaps. These are reflected in Level 2. In addition, we have total return swaps and a limited number of credit default swaps that are valued using broker quotes. These are reflected within Level 3.

Other Investments

Other investments reported at fair value include invested assets of consolidated sponsored investment funds, unconsolidated sponsored investment funds, other investment funds reported at fair value, other loans of a consolidated VIE for which the fair value option was elected and certain redeemable and nonredeemable preferred stock.

The fair value of investment funds is determined using the NAV of the fund. The NAV of the fund represents the price at which we would be able to initiate a transaction. Investments for which the NAV represents a quoted price in an active market for identical assets are reflected in Level 1. Investments that do not have a quoted price in an active market are reflected in Level 2.

101

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Other loans of a consolidated VIE for which the fair value option was elected are reflected in Level 3. The fair value of these loans is estimated using a discounted cash flow valuation model that utilizes standard assumption-setting methodology accepted by market participants in the industry. The assumptions are formed based on historical performance of the loans and utilizes market data inputs such as charge-off rates, prepayment rates, recovery rates and discount rates.

Cash Equivalents

Certain cash equivalents are reported at fair value on a recurring basis and include money market instruments and other short-term investments with maturities of three months or less. Fair values of these cash equivalents may be determined using public quotations, when available, which are reflected in Level 1. When public quotations are not available, because of the highly liquid nature of these assets, carrying amounts may be used to approximate fair values, which are reflected in Level 2.

Separate Account Assets

Separate account assets include equity securities, debt securities, cash equivalents and derivative instruments, for which fair values are determined as previously described, and are reflected in Level 1, Level 2 and Level 3. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. The market clearing spreads vary based on mortgage type, weighted average life, rating and liquidity. These are reflected in Level 3. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize various public real estate market data inputs. In addition, each property is appraised annually by an independent appraiser. The real estate included in separate account assets is recorded net of related mortgage encumbrances for which the fair value is estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. The real estate within the separate accounts is reflected in Level 3.

Market Risk Benefits

MRBs are measured at fair value at the contract level on a recurring basis and are reflected in Level 3 as either an asset or a liability, depending on certain inputs at the reporting date. The key assumptions for calculating the fair value are market assumptions and policyholder behavior. Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The MRBs are valued using stochastic models that incorporate a spread reflecting our own nonperformance risk.

The assumption for our own nonperformance risk is based on current market credit spreads for debt-like instruments we have issued and are available in the market. Refer to Note 12, Market Risk Benefits, for further information on the determination of fair value measurement of MRBs.

Investment and Universal Life Contracts

Certain universal life, annuity and other investment contracts include embedded derivatives that have been bifurcated from the host contract and are measured at fair value on a recurring basis, which are reflected in Level 3. The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility and correlations) and policyholder behavior assumptions (such as lapse and mortality). Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The embedded derivative liabilities are valued using models that incorporate a spread reflecting our own creditworthiness.

The assumption for our own nonperformance risk for investment contracts and any embedded derivatives bifurcated from certain universal life, annuity and investment contracts is based on the current market credit spreads for debt-like instruments we have issued and are available in the market.

Funds Withheld Payable

The funds withheld payable includes an embedded derivative that has been bifurcated from the host contract and is measured at fair value on a recurring basis, which is reflected in Level 3. The fair value is determined based on the change in the estimated fair value of the underlying funds withheld investments. The fair value of these assets is determined as previously described.

102

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Long-Term Debt

Long-term debt reported at fair value included that of a consolidated VIE for which the fair value option was elected. The long-term debt was a secured credit facility that was primarily financing for commercial real estate loans. The fair value was estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. These were reflected in Level 2. The consolidated VIE was deconsolidated during 2025.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis were as follows:

	December 31, 2025
	Assets/	Amount
	(liabilities)	measured at	Fair value hierarchy level
	measured at	net asset
	fair value	value (5)	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,718.4	$—	$1,459.3	$259.1	$—
Non-U.S. governments	508.4	—	—	508.4	—
States and political subdivisions	7,109.6	—	—	7,042.8	66.8
Corporate	35,029.5	—	27.8	32,523.9	2,477.8
Residential mortgage-backed pass-through securities	3,472.4	—	—	3,472.4	—
Commercial mortgage-backed securities	5,363.5	—	—	5,361.1	2.4
Collateralized debt obligations (1)	6,420.6	—	—	6,420.6	—
Other debt obligations	10,669.9	—	—	8,914.2	1,755.7
Total fixed maturities, available-for-sale	70,292.3	—	1,487.1	64,502.5	4,302.7
Fixed maturities, trading	1,020.5	—	—	720.9	299.6
Equity securities	548.9	—	520.6	28.3	—
Derivative assets (2)	1,154.8	—	—	1,130.1	24.7
Other investments	273.6	106.4	—	—	167.2
Cash equivalents	2,550.8	—	59.5	2,491.3	—
Market risk benefit asset (3)	197.1	—	—	—	197.1
Sub-total excluding separate account assets	76,038.0	106.4	2,067.2	68,873.1	4,991.3

Separate account assets	149,968.5	7,613.8	119,669.5	21,942.7	742.5
Total assets	$226,006.5	$7,720.2	$121,736.7	$90,815.8	$5,733.8

Liabilities
Investment and universal life contracts (4)	$(1,410.2)	$—	$—	$—	$(1,410.2)
Market risk benefit liability (3)	(66.9)	—	—	—	(66.9)
Funds withheld payable embedded derivative (4)	2,432.6	—	—	—	2,432.6
Derivative liabilities (2)	(546.0)	—	—	(539.4)	(6.6)
Total liabilities	$409.5	$—	$—	$(539.4)	$948.9

Net assets	$226,416.0	$7,720.2	$121,736.7	$90,276.4	$6,682.7

103

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	Assets/	Amount
	(liabilities)	measured at	Fair value hierarchy level
	measured at	net asset
	fair value	value (5)	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,434.9	$—	$1,178.0	$256.9	$—
Non-U.S. governments	482.0	—	—	482.0	—
States and political subdivisions	6,038.9	—	—	5,973.8	65.1
Corporate	33,357.2	—	29.1	30,977.7	2,350.4
Residential mortgage-backed pass-through securities	3,319.6	—	—	3,319.6	—
Commercial mortgage-backed securities	5,177.1	—	—	5,174.4	2.7
Collateralized debt obligations (1)	6,556.6	—	—	6,556.6	—
Other debt obligations	8,894.1	—	—	7,415.8	1,478.3
Total fixed maturities, available-for-sale	65,260.4	—	1,207.1	60,156.8	3,896.5
Fixed maturities, trading	890.7	—	—	459.4	431.3
Equity securities	804.6	—	773.9	30.7	—
Mortgage loans	140.6	—	—	—	140.6
Derivative assets (2)	629.7	—	—	608.3	21.4
Other investments	237.1	106.7	—	—	130.4
Cash equivalents	2,421.9	—	199.9	2,222.0	—
Market risk benefit asset (3)	199.5	—	—	—	199.5
Sub-total excluding separate account assets	70,584.5	106.7	2,180.9	63,477.2	4,819.7

Separate account assets	138,860.2	7,573.6	111,650.4	18,909.5	726.7
Total assets	$209,444.7	$7,680.3	$113,831.3	$82,386.7	$5,546.4

Liabilities
Investment and universal life contracts (4)	$(578.2)	$—	$—	$—	$(578.2)
Market risk benefit liability (3)	(62.1)	—	—	—	(62.1)
Funds withheld payable embedded derivative (4)	2,906.0	—	—	—	2,906.0
Long-term debt	(21.8)	—	—	(21.8)	—
Derivative liabilities (2)	(471.4)	—	—	(463.7)	(7.7)
Total liabilities	$1,772.5	$—	$—	$(485.5)	$2,258.0

Net assets	$211,217.2	$7,680.3	$113,831.3	$81,901.2	$7,804.4

(1)	Primarily consists of collateralized loan obligations backed by secured corporate loans.
(2)	Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated statements of financial position; however, are presented net for purposes of the rollforward in the Changes in Level 3 Fair Value Measurements tables. Refer to Note 6, Derivative Financial Instruments, for further information on fair value by class of derivative instruments.
(3)	Refer to Note 12, Market Risk Benefits, for further information on the change in the Level 3 fair value measurements of MRBs.
(4)	Includes bifurcated embedded derivatives that are reported at net asset (liability) fair value within the same line item in the consolidated statements of financial position in which the host contract is reported. The funds withheld payable embedded derivative could be in either an asset or (liability) position.
(5)	Certain investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Other investments using the NAV practical expedient consist of certain fund interests that are restricted until maturity with unfunded commitments totaling $2.9 million and $3.1 million as of December 31, 2025 and 2024, respectively. Separate account assets using the NAV practical expedient consist of certain funds with varying investment strategies that also have a variety of redemption terms and conditions. We do not have unfunded commitments associated with these funds.

104

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Changes in Level 3 Fair Value Measurements

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) was as follows:

	For the year ended December 31, 2025

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2025	income (2)	income (3)	(4)	Level 3	Level 3	2025
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$65.1	$—	$3.5	$(1.8)	$—	$—	$66.8
Corporate	2,350.4	(5.5)	(24.9)	157.8	—	—	2,477.8
Commercial mortgage-backed securities	2.7	—	0.1	(0.4)	—	—	2.4
Other debt obligations	1,478.3	0.1	17.3	256.5	122.5	(119.0)	1,755.7
Total fixed maturities, available-for-sale	3,896.5	(5.4)	(4.0)	412.1	122.5	(119.0)	4,302.7
Fixed maturities, trading	431.3	(17.7)	—	(109.2)	—	(4.8)	299.6
Mortgage loans	140.6	—	—	(140.6)	—	—	—
Other investments	130.4	(6.1)	—	42.9	—	—	167.2
Separate account assets (1)	726.7	23.1	—	(7.3)	—	—	742.5

Liabilities
Investment and universal life contracts	(578.2)	(258.9)	—	(573.1)	—	—	(1,410.2)
Funds withheld payable embedded derivative	2,906.0	(473.4)	—	—	—	—	2,432.6

Derivatives
Net derivative assets (liabilities)	13.7	6.3	—	(1.9)	—	—	18.1

105

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2024	income (2)	income (3)	(4)	Level 3	Level 3	2024
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$68.2	$—	$(1.5)	$0.8	$15.5	$(17.9)	$65.1
Corporate	2,305.9	(28.2)	(25.1)	38.9	58.9	—	2,350.4
Commercial mortgage-backed securities	3.0	—	—	(0.3)	—	—	2.7
Collateralized debt obligations	75.4	—	(0.7)	(71.7)	—	(3.0)	—
Other debt obligations	1,182.6	0.2	(0.8)	267.7	140.2	(111.6)	1,478.3
Total fixed maturities, available-for-sale	3,635.1	(28.0)	(28.1)	235.4	214.6	(132.5)	3,896.5
Fixed maturities, trading	379.8	(1.5)	—	53.0	—	—	431.3
Mortgage loans	—	—	—	140.6	—	—	140.6
Other investments	164.6	(22.9)	—	(11.3)	—	—	130.4
Separate account assets (1)	752.8	(17.5)	—	(8.6)	—	—	726.7

Liabilities
Investment and universal life contracts	(115.5)	(166.1)	—	(296.6)	—	—	(578.2)
Funds withheld payable embedded derivative	2,326.1	579.9	—	—	—	—	2,906.0

Derivatives
Net derivative assets (liabilities)	5.3	8.3	—	0.4	0.1	(0.4)	13.7

106

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2023	income (2)	income (3)	(4)	Level 3	Level 3	2023
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$69.1	$—	$0.8	$(1.7)	$—	$—	$68.2
Corporate	1,568.3	(4.5)	13.3	593.6	212.4	(77.2)	2,305.9
Commercial mortgage-backed securities	3.4	—	—	(0.4)	—	—	3.0
Collateralized debt obligations	56.2	—	1.9	165.8	—	(148.5)	75.4
Other debt obligations	467.8	1.3	1.2	537.0	239.5	(64.2)	1,182.6
Total fixed maturities, available-for-sale	2,164.8	(3.2)	17.2	1,294.3	451.9	(289.9)	3,635.1
Fixed maturities, trading	106.2	2.4	—	271.2	—	—	379.8
Other investments	1.4	(5.7)	—	168.9	—	—	164.6
Separate account assets (1)	1,034.1	(7.9)	—	(273.4)	—	—	752.8

Liabilities
Investment and universal life contracts	(46.3)	(37.8)	—	(31.4)	—	—	(115.5)
Funds withheld payable embedded derivative	3,652.8	(1,326.7)	—	—	—	—	2,326.1

Derivatives
Net derivative assets (liabilities)	(4.0)	6.1	—	3.1	0.1	—	5.3

(1)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

107

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

(2)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses), net realized capital gains (losses) on funds withheld assets or change in fair value of funds withheld embedded derivative within the consolidated statements of operations. Realized and unrealized gains (losses) on certain securities with an investment objective to realize economic value through mark-to-market changes are reported in net investment income within the consolidated statements of operations. Changes in unrealized gains (losses) included in net income relating to positions still held were:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$31.5	$(39.1)	$0.3
Other debt obligations	—	0.2	1.9
Total fixed maturities, available-for-sale	31.5	(38.9)	2.2
Fixed maturities, trading	(3.0)	(7.0)	2.3
Other investments	6.0	(10.0)	(5.3)
Separate account assets	37.8	(9.8)	(80.3)

Liabilities
Investment and universal life contracts	(253.4)	(155.8)	(29.2)
Funds withheld payable embedded derivative	(473.4)	579.9	(1,326.7)

Derivatives
Net derivative assets (liabilities)	3.4	8.1	7.3

(3)	Changes in unrealized gains (losses) included in OCI relating to positions still held were:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$3.5	$(1.4)	$(4.1)
Corporate	(24.8)	(25.7)	(38.9)
Commercial mortgage-backed securities	0.1	—	—
Collateralized debt obligations	—	0.1	0.7
Other debt obligations	19.8	(0.5)	(29.8)
Total fixed maturities, available-for-sale	(1.4)	(27.5)	(72.1)

108

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

(4)	Gross purchases, sales, issuances and settlements were:

	For the year ended December 31, 2025
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$—	$—	$(1.8)	$(1.8)
Corporate	627.4	(236.4)	—	(233.2)	157.8
Commercial mortgage-backed securities	—	—	—	(0.4)	(0.4)
Other debt obligations	703.6	(177.7)	—	(269.4)	256.5
Total fixed maturities, available-for-sale	1,331.0	(414.1)	—	(504.8)	412.1
Fixed maturities, trading	245.2	(213.4)	—	(141.0)	(109.2)
Mortgage loans	—	—	—	(140.6)	(140.6)
Other investments	203.9	—	—	(161.0)	42.9
Separate account assets (5)	—	(49.9)	—	42.6	(7.3)

Liabilities
Investment and universal life contracts	—	—	(625.4)	52.3	(573.1)

Derivatives
Net derivative assets (liabilities)	(1.9)	—	—	—	(1.9)

	For the year ended December 31, 2024
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$2.5	$—	$—	$(1.7)	$0.8
Corporate	659.3	(322.2)	—	(298.2)	38.9
Commercial mortgage-backed securities	—	—	—	(0.3)	(0.3)
Collateralized debt obligations	35.1	(90.0)	—	(16.8)	(71.7)
Other debt obligations	601.3	(101.4)	—	(232.2)	267.7
Total fixed maturities, available-for-sale	1,298.2	(513.6)	—	(549.2)	235.4
Fixed maturities, trading	309.5	(147.6)	—	(108.9)	53.0
Mortgage loans	140.6	—	—	—	140.6
Other investments	182.1	—	—	(193.4)	(11.3)
Separate account assets (5)	—	(30.3)	(60.0)	81.7	(8.6)

Liabilities
Investment and universal life contracts	—	—	(364.4)	67.8	(296.6)

Derivatives
Net derivative assets (liabilities)	0.4	—	—	—	0.4

109

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$—	$—	$(1.7)	$(1.7)
Corporate	815.2	(27.7)	—	(193.9)	593.6
Commercial mortgage-backed securities	—	—	—	(0.4)	(0.4)
Collateralized debt obligations	167.0	—	—	(1.2)	165.8
Other debt obligations	563.3	—	—	(26.3)	537.0
Total fixed maturities, available-for-sale	1,545.5	(27.7)	—	(223.5)	1,294.3
Fixed maturities, trading	424.7	(138.7)	—	(14.8)	271.2
Other investments	194.2	—	—	(25.3)	168.9
Separate account assets (5)	—	(286.3)	(109.1)	122.0	(273.4)

Liabilities
Investment and universal life contracts	—	—	(69.9)	38.5	(31.4)

Derivatives
Net derivative assets (liabilities)	0.8	2.3	—	—	3.1

(5)	Issuances and settlements include amounts related to mortgage encumbrances associated with real estate in our separate accounts.

Transfers

Transfers of assets and liabilities measured at fair value on a recurring basis between fair value hierarchy levels were as follows:

	For the year ended December 31, 2025
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
Other debt obligations	$—	$122.5	—	$119.0
Total fixed maturities, available-for-sale	—	122.5	—	119.0
Fixed maturities, trading	—	—	—	4.8

110

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$15.5	$—	$17.9
Corporate	—	58.9	—	—
Collateralized debt obligations	—	—	—	3.0
Other debt obligations	—	140.2	—	111.6
Total fixed maturities, available-for-sale	—	214.6	—	132.5

Derivatives
Net derivative assets (liabilities)	—	0.1	—	0.4

	For the year ended December 31, 2023
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$—	$212.4	$—	$77.2
Collateralized debt obligations	—	—	—	148.5
Other debt obligations	—	239.5	—	64.2
Total fixed maturities, available-for-sale	—	451.9	—	289.9

Derivatives
Net derivative assets (liabilities)	—	0.1	—	—

Assets transferred into Level 3 during 2025, 2024 and 2023, primarily included those assets for which we are now unable to obtain pricing from a recognized third party pricing vendor as well as assets that were previously priced using a matrix valuation approach that may no longer be relevant when applied to asset-specific situations.

Assets transferred out of Level 3 during 2025, 2024 and 2023, included those assets for which we are now able to obtain pricing from a recognized third party pricing vendor or from internal models using substantially all market observable information.

111

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3, excluding assets and liabilities for which significant quantitative unobservable inputs are not developed internally, which primarily consists of those valued using broker quotes. The MRB asset and liability are excluded from the table. Refer to Note 12, Market Risk Benefits, for information on the unobservable inputs used for fair value measurement of MRBs. The funds withheld payable embedded derivative is excluded from the table as the determination of its fair value incorporates the fair value of the invested assets supporting the reinsurance agreement. The commercial mortgage loans of a consolidated VIE are excluded from the table as the determination of fair value was based on transaction price due to proximity of purchase to year-end, and thus no inputs to be provided. Refer to “Assets and liabilities measured at fair value on a recurring basis” for a complete valuation hierarchy summary.

December 31, 2025
Assets /
(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$2,017.3	Discounted cash flow	Discount rate (1)	2.7%-13.1%	8.0%
			Earnings before interest, taxes, depreciation and amortization multiple	0.9x	0.9x
			Illiquidity premium	30 basis points (“bps”)-771bps	146bps
			Comparability adjustment	(120)bps-3,462bps	122bps
Other debt obligations	1,745.4	Discounted cash flow	Discount rate (1)	3.4%-8.6%	4.2%
			Illiquidity premium	(83)bps-415bps	179bps
			Comparability adjustment	(10)bps-285bps	66bps
Fixed maturities, trading	118.7	Discounted cash flow	Discount rate (1)	8.5%-13.0%	9.5%
			Earnings before interest, taxes, depreciation and amortization multiple	0.9x	0.9x
			Illiquidity premium	(88)bps-2,047bps	119bps

112

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2025
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Separate account assets	742.5	Discounted cash flow - real estate	Discount rate (1)	6.8%-9.3%	7.3%
			Terminal capitalization rate	5.5%-8.0%	6.0%
			Average market rent growth rate	2.0%-3.3%	2.7%
		Discounted cash flow - real estate debt	Loan to value	47.2%-69.3%	52.7%
			Market interest rate	5.3%-6.4%	5.8%

Liabilities
Investment and universal life contracts (4)	(1,410.2)	Discounted cash flow	Long duration interest rate	3.5%-4.8% (2)	4.8%
			Long-term equity market volatility	16.1%-33.4%	21.8%
			Nonperformance risk	0.5%-1.1%	0.9%
			Lapse rate	0.0%-55.0%	8.0%
			Mortality rate	See note (3)

December 31, 2024
Assets /
(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$1,817.8	Discounted cash flow	Discount rate (1)	2.1%-12.7%	8.0%
			Earnings before interest, taxes, depreciation and amortization multiple	1.1x-1.7x	1.3x
			Illiquidity premium	30bps-791bps	142bps
			Comparability adjustment	(42)bps-2,947bps	149bps
Other debt obligations	1,343.1	Discounted cash flow	Discount rate (1)	4.9%-7.7%	5.4%
			Illiquidity premium	(83)bps-260bps	120bps
			Comparability adjustment	(19)bps-415bps	128bps

113

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Fixed maturities, trading	175.4	Discounted cash flow	Discount rate (1)	9.5%-13.0%	10.4%
			Earnings before interest, taxes, depreciation and amortization multiple	1.1x	1.1x
			Illiquidity premium	(32)bps-2,947bps	186bps
Separate account assets	726.7	Discounted cash flow - real estate	Discount rate (1)	7.0%-11.0%	7.2%
			Terminal capitalization rate	5.5%-9.5%	6.0%
			Average market rent growth rate	2.0%-4.5%	2.7%
		Discounted cash flow - real estate debt	Loan to value	46.4%-69.5%	59.2%
			Market interest rate	4.9%-7.2%	6.1%

Liabilities
Investment and universal life contracts (4)	(578.2)	Discounted cash flow	Long duration interest rate	3.0%-4.9% (2)	4.8%
			Long-term equity market volatility	14.5%-49.3%	21.4%
			Nonperformance risk	0.4%-1.1%	0.8%
			Lapse rate	0.0%-55.0%	8.5%
			Mortality rate	See note (3)

(1)	Represents market comparable interest rate or an index adjusted rate used as the base rate in the discounted cash flow analysis prior to any illiquidity or other adjustments, where applicable.
(2)	Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. Derived from interpolation between various observable swap rates.
(3)	This input is based on an appropriate industry mortality table and a range does not provide a meaningful presentation.
(4)	Includes bifurcated embedded derivatives that are reported at net asset (liability) fair value within the same line item in the consolidated statements of financial position in which the host contract is reported.

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. The use of a higher or lower discount rate would have caused the fair value of the assets to significantly decrease or increase, respectively. Additionally, we may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. The use of a higher or lower illiquidity premium would have caused significant decreases or increases, respectively, in the fair value of the asset.

114

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Embedded derivatives within our investment and universal life contracts liability can be in either an asset or liability position, depending on certain inputs at the reporting date. Increases to an asset or decreases to a liability are described as increases to fair value. The use of a higher or lower market volatility would have caused significant decreases or increases, respectively, in the fair value of embedded derivatives in investment and universal life contracts. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value and impact the discount rate used in the discounted future cash flows valuation. The use of higher or lower risk-free rates would have caused the fair value of the embedded derivative to significantly increase or decrease, respectively. The use of a higher or lower rate for our own credit risks, which impact the rates used to discount future cash flows, would have significantly increased or decreased, respectively, the fair value of the embedded derivative. The use of a lower or higher mortality rate assumption would have caused the fair value of the embedded derivative to decrease or increase, respectively. The use of a lower or higher overall lapse rate assumption would have caused the fair value of the embedded derivative to decrease or increase, respectively.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

No significant assets and liabilities were measured at fair value on a nonrecurring basis for the years ended December 31, 2025, 2024 and 2023.

Fair Value Option

We elected fair value accounting for:

•	Certain other loans of a consolidated VIE that were subject to amortized cost accounting and a valuation allowance so that credit losses are recognized within the changes in fair value in the consolidated statements of operations.

•	Certain mortgage loans and long-term debt of a consolidated VIE to provide alignment between the consolidated VIE’s financial reporting and the calculation of net asset value per share used to determine the prices at which investors could purchase and redeem shares of the entity’s stock. The consolidated VIE was deconsolidated during 2025.

The following table presents information regarding the assets and liabilities for which the fair value option was elected.

	December 31,
	2025	2024
	(in millions)
Mortgage loans of consolidated VIE (1)
Fair value (1)	$—	$140.6
Aggregate contractual principal	—	140.6

Other loans of consolidated VIE (2)
Fair value (2)	$167.1	$129.0
Aggregate contractual principal	175.8	139.9

Long-term debt of consolidated VIE (1)
Fair value (1)	$—	$21.8
Aggregate contractual principal	—	21.8

(1)	Assets and liabilities from consolidated VIE, which are reported as mortgage loans and long-term debt on the consolidated statements of financial position, originated in December 2024 with no change in fair value recognized due to timing of origination. The consolidated VIE was deconsolidated during first quarter 2025 with no change in fair value recognized due to timing of the deconsolidation and an immaterial amount of interest expense recognized on the long-term debt.

(2)	Reported with other investments on the consolidated statements of financial position. See Note 5, Investments, for additional information relating to other loans more than 90 days past due or in non-accrual status.

115

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The following table presents information regarding the consolidated statements of operations impact of assets for which the fair value option was elected.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Other loans of consolidated VIE
Change in fair value pre-tax loss - instrument specific credit risk	$(6.1)	$(22.8)	$(5.6)
Change in fair value pre-tax loss (1)	(6.1)	(22.8)	(5.6)
Interest income (2)	19.7	31.0	8.1

(1)	Reported in net realized capital gains (losses) on the consolidated statements of operations.
(2)	Reported in net investment income on the consolidated statements of operations and recorded based on the effective interest rate of the loans.

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value were as follows:

	December 31, 2025
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$20,096.4	$18,889.0	$—	$—	$18,889.0
Policy loans	850.5	802.9	—	—	802.9
Other investments	231.7	221.3	—	43.5	177.8
Cash and cash equivalents	879.8	879.8	879.8	—	—
Reinsurance deposit receivable	4,076.1	3,825.7	—	—	3,825.7
Cash collateral receivable	0.7	0.7	0.7	—	—
Investment contracts	(34,107.8)	(33,615.5)	—	(8,200.1)	(25,415.4)
Long-term debt	(2.9)	(2.6)	—	—	(2.6)
Separate account liabilities	(137,136.3)	(136,188.0)	—	—	(136,188.0)
Bank deposits (1)	(423.8)	(427.8)	—	(427.8)	—
Cash collateral payable	(837.8)	(837.8)	(837.8)	—	—

	December 31, 2024
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$19,517.3	$17,640.2	$—	$—	$17,640.2
Policy loans	852.4	802.4	—	—	802.4
Other investments	264.9	262.4	—	97.5	164.9
Cash and cash equivalents	905.5	905.5	905.5	—	—
Reinsurance deposit receivable	4,897.6	4,401.9	—	—	4,401.9
Cash collateral receivable	3.0	3.0	3.0	—	—
Investment contracts	(34,092.5)	(32,868.1)	—	(8,306.4)	(24,561.7)
Short-term debt	(119.0)	(119.0)	—	(119.0)	—
Long-term debt	(2.9)	(2.5)	—	—	(2.5)
Separate account liabilities	(125,100.3)	(124,232.6)	—	—	(124,232.6)
Bank deposits (1)	(440.4)	(442.1)	—	(442.1)	—
Cash collateral payable	(415.3)	(415.3)	(415.3)	—	—

(1)	Excludes deposit liabilities without defined or contractual maturities.

116

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

20. Statutory Insurance Financial Information

We, the largest indirect subsidiary of PFG, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Insurance & Financial Services of the State of Iowa (the “Iowa Insurance Division”). The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.

We cede certain term, ULSG and Closed Block life insurance statutory reserves to our affiliated reinsurance subsidiaries on a funds withheld coinsurance basis. The reserves are secured by cash, invested assets and financing provided by highly rated third parties. As of December 31, 2025 and 2024, our affiliated reinsurance subsidiaries assumed statutory reserves of $19,424.2 million and $19,013.3 million from us, respectively. In the states of Vermont and Delaware, the affiliated reinsurers had permitted practices allowing for the admissibility of certain assets backing these reserves. As of December 31, 2025 and 2024, assets admitted under these practices totaled $4,321.7 million and $4,254.5 million, respectively. In addition, as of December 31, 2025 and 2024, one of our affiliated reinsurance subsidiaries in Vermont ceded $11,245.3 million and $10,847.6 million of the ULSG reserves it assumed from us to an unaffiliated reinsurance company, respectively.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2025, we met the minimum RBC requirements.

Our statutory net income (loss) and statutory capital and surplus were as follows:

	As of or for the year ended December 31,
	2025	2024	2023
	(in millions)
Statutory net income	$1,128.8	$1,093.6	$1,285.0
Statutory capital and surplus	4,802.3	4,695.5	4,753.4

21. Segment Information

We provide financial products and services through the following segments: Retirement and Income Solutions and Benefits and Protection. In addition, we have a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

The Retirement and Income Solutions segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals. The segment includes workplace savings and retirement solutions, banking, trust and custodial services, individual variable annuities (including RILAs), pension risk transfer, investment only and our exited retail fixed annuities business.

The Benefits and Protection segment focuses on solutions primarily for small-to-mid sized businesses and their employees. The segment is organized into Specialty Benefits, which provides group dental, group life insurance, group disability insurance (including short-term disability, long-term disability and paid family and medical leave), supplemental health products (including vision, critical illness, accident and hospital indemnity) and individual disability insurance; and Life Insurance, which provides life insurance focused on the business market customer, including universal life and variable universal life (including indexed universal life) and traditional life insurance (including term life insurance). All remaining customers are part of the legacy life block of business, including universal and variable universal life insurance (including indexed universal life), traditional life insurance (including participating whole life, adjustable life products and term life insurance) and our exited ULSG business.

117

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Our Corporate segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate segment primarily reflect income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other adjustments not allocated to other segments based on the nature of such items. Results of our exited group medical and long-term care insurance businesses are reported in this segment.

Our chief operating decision maker (“CODM”) is our chief executive officer. Our CODM and management team, use segment pre-tax operating earnings in evaluating performance, which is consistent with the financial results provided to and discussed with securities analysts. In addition, the financial information provided to our CODM is used in making decisions about the allocation of resources and determining annual incentive compensation paid to our employees. We determine segment pre-tax operating earnings by adjusting U.S. GAAP income before income taxes for pre-tax net realized capital gains (losses), as adjusted, pre-tax income (loss) from exited business, pre-tax other adjustments that management believes are not indicative of overall operating trends and certain adjustments related to equity method investments and noncontrolling interest. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of pre-tax operating earnings enhances the understanding of our results of operations by highlighting pre-tax earnings attributable to the normal, ongoing operations of the business.

The pre-tax net realized capital gains (losses), as adjusted, excluded from pre-tax operating earnings reflects consolidated U.S. GAAP pre-tax net realized capital gains (losses) excluding the following items that are included in pre-tax operating earnings:

•	Periodic settlements and accruals on derivative instruments not designated as hedging instruments,

•	Certain market value adjustments of derivatives and embedded derivatives and

•	Certain market value adjustments of derivative instruments used to economically hedge embedded derivatives.

Pre-tax net realized capital gains (losses), as adjusted, are further adjusted for:

•	Amortization of hedge accounting book value adjustments for certain discontinued hedges,

•	Certain hedge accounting market value revenue adjustments,

•	Certain market value adjustments to fee revenues,

•	The change in fair value of the funds withheld embedded derivative and net realized capital gains (losses) on funds withheld assets associated with certain reinsurance transactions,

•	Pre-tax net realized capital gains (losses) related to other adjustments,

•	Certain variable annuity fees,

•	Market value adjustments of market risk benefits,

•	Related changes in the amortization pattern of actuarial balances,

•	Certain hedge accounting market value expense adjustments and

•	Net realized capital gains (losses) distributed.

Pre-tax income (loss) from exited business includes amounts associated with our exited U.S. retail fixed annuity and ULSG businesses, including the change in fair value of the funds withheld embedded derivative, net realized capital gains (losses) on funds withheld assets, amortization of reinsurance gain (loss) and other impacts of reinsured business. Other impacts of reinsured business primarily include change in reserves and DAC amortization.

Segment operating revenues reflect consolidated U.S. GAAP total revenues excluding:

•	Net realized capital gains (losses), except periodic settlements and accruals on derivatives not designated as hedging instruments and certain market value adjustments of derivative instruments used to economically hedge embedded derivatives, and their impact on:

•	Amortization of hedge accounting book value adjustments for certain discontinued hedges,

•	Certain hedge accounting market value revenue adjustments,

•	Certain variable annuity fees and

•	Certain market value adjustments to fee revenues.

•	The change in fair value of the funds withheld embedded derivative and net realized capital gains (losses) on funds withheld assets associated with certain reinsurance transactions,

•	Pre-tax revenues from exited business and

•	Pre-tax other adjustments management believes are not indicative of overall operating trends.

118

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Segment expenses reflect consolidated U.S. GAAP total expenses excluding:

•	Pre-tax expenses associated with net realized capital gains (losses),

•	Periodic settlements and accruals on derivatives used to hedge MRBs,

•	Pre-tax expenses from exited business and

•	Pre-tax expense adjustments management believes are not indicative of overall operating trends.

The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of: (1) OPEB cost allocations, (2) certain expenses deemed to benefit the entire organization and (3) income tax allocations. For purposes of determining pre-tax operating earnings, the segments are allocated the service component of OPEB costs. The Corporate segment reflects the non-service components of OPEB costs as assumptions are established and funding decisions are managed from a company-wide perspective. Additionally, the Corporate segment reflects expenses that benefit the entire organization for which the segments are not able to influence the spend. This includes expenses such as acquisition and disposition costs, among others. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. For purposes of determining non-GAAP operating earnings, the segments are allocated tax adjustments consistent with the positions PFG took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

The following tables summarize select financial information by segment and reconcile segment totals to those reported in the consolidated financial statements.

Segment Assets

	December 31, 2025	December 31, 2024
	(in millions)
Retirement and Income Solutions	$241,566.2	$225,778.6
Benefits and Protection	46,549.6	44,806.4
Corporate	1,256.6	459.9
Total assets per consolidated statements of financial position	$289,372.4	$271,044.9

Segment Operating Revenues

	For the year ended December 31, 2025
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Revenue from contracts with external customers (1)	$4,806.8	$3,265.3	$1.3	$8,073.4
Adjustments for revenue from contracts with external customers not included in operating revenues (2)	(70.3)	28.9	—	(41.4)
Net investment income included in operating revenues	3,407.5	646.4	201.3	4,255.2
Inter-segment operating revenues	80.0	10.5	(82.8)	7.7
Eliminations of inter-segment operating revenues	—	—	(7.7)	(7.7)
Other affiliated operating revenues	(1,039.0)	729.6	(30.6)	(340.0)
Segment operating revenues (3)	$7,185.0	$4,680.7	$81.5	11,947.2
Net realized capital losses, net of related revenue adjustments				(169.2)
Revenues from exited business (4)				(364.4)
Market risk benefit derivative settlements				(40.8)
Total revenues per consolidated statements of operations				$11,372.8

119

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Revenue from contracts with external customers (1)	$4,957.8	$3,181.7	$2.7	$8,142.2
Adjustments for revenue from contracts with external customers not included in operating revenues (2)	(74.7)	25.1	—	(49.6)
Net investment income included in operating revenues	3,040.1	607.8	218.1	3,866.0
Operating revenues from equity method investments	5.7	—	—	5.7
Inter-segment operating revenues	89.8	9.7	(92.4)	7.1
Eliminations of inter-segment operating revenues	—	—	(7.1)	(7.1)
Other affiliated operating revenues	(756.2)	707.8	(36.2)	(84.6)
Segment operating revenues (3)	$7,262.5	$4,532.1	$85.1	11,879.7
Net realized capital gains, net of related revenue adjustments				126.1
Revenues from exited business (4)				513.3
Market risk benefit derivative settlements				(45.8)
Total revenues per consolidated statements of operations				$12,473.3

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Revenue from contracts with external customers (1)	$4,647.5	$3,032.1	$8.6	$7,688.2
Adjustments for revenue from contracts with external customers not included in operating revenues (2)	(80.5)	12.6	—	(67.9)
Net investment income included in operating revenues	2,647.9	579.1	229.5	3,456.5
Inter-segment operating revenues	65.9	13.5	(71.4)	8.0
Eliminations of inter-segment operating revenues	—	—	(8.0)	(8.0)
Other affiliated operating revenues	(86.1)	853.1	(38.4)	728.6
Segment operating revenues (3)	$7,194.7	$4,490.4	$120.3	11,805.4
Net realized capital losses, net of related revenue adjustments				(264.7)
Revenues from exited business (4)				(927.5)
Market risk benefit derivative settlements				(45.9)
Total revenues per consolidated statements of operations				$10,567.3

(1)	Includes amounts reported in premiums and other considerations as well as fees and other revenues on the consolidated statements of operations.
(2)	Includes certain revenues associated with our exited U.S. retail fixed annuity and ULSG businesses and fees associated with net realized capital gains (losses) that are not included in segment operating revenue.

(3)	See Note 22, Revenues from Contracts with Customers, for additional detail relating to segment operating revenues.

(4)	Revenues from exited business included:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Change in fair value of funds withheld embedded derivative	$(381.1)	$447.4	$(1,085.7)
Net realized capital gains on funds withheld assets	43.2	87.7	165.0
Amortization of reinsurance gain	2.4	3.3	5.9
Other impacts of reinsured business	(28.9)	(25.1)	(12.7)
Total revenues from exited business	$(364.4)	$513.3	$(927.5)

120

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Segment Expenses

The expense categories within total segment expenses included:

	For the year ended December 31, 2025
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Benefits, claims and settlement expenses	$4,347.1	$2,618.6	$1.7
Liability for future policy benefits remeasurement (gain) loss	(16.8)	58.4	—
Market risk benefit remeasurement loss	3.8	—	—
Dividends to policyholders	0.2	91.5	—

Commission expense	288.8	543.7	—
Capitalization of deferred acquisition costs and contract costs	(163.8)	(250.4)	—
Amortization of deferred acquisition costs and contract costs	86.5	249.5	—
Depreciation and amortization	49.0	13.7	4.8
Compensation and other	1,459.4	845.1	49.4
Total operating expenses	1,719.9	1,401.6	54.2
Total segment expenses	$6,054.2	$4,170.1	$55.9	$10,280.2
Net realized capital losses expense adjustments				134.5
Market risk benefit derivative settlements				(40.8)
Expenses from exited business (1)				200.4
Total expenses per consolidated statements of operations				$10,574.3

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Benefits, claims and settlement expenses	$4,507.1	$2,465.8	$1.7
Liability for future policy benefits remeasurement (gain) loss	(4.9)	145.3	—
Market risk benefit remeasurement loss	32.2	—	—
Dividends to policyholders	0.2	99.7	—

Commission expense	267.3	527.3	—
Capitalization of deferred acquisition costs and contract costs	(141.8)	(254.9)	—
Amortization of deferred acquisition costs and contract costs	80.3	249.7	—
Depreciation and amortization	52.5	16.6	6.4
Compensation and other	1,451.4	828.5	73.1
Total operating expenses	1,709.7	1,367.2	79.5
Total segment expenses	$6,244.3	$4,078.0	$81.2	$10,403.5
Net realized capital losses expense adjustments				94.0
Market risk benefit derivative settlements				(45.8)
Expenses from exited business (1)				428.4
Total expenses per consolidated statements of operations				$10,880.1

121

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Benefits, claims and settlement expenses	$4,586.3	$2,537.7	$1.4
Liability for future policy benefits remeasurement (gain) loss	(68.0)	16.0	—
Market risk benefit remeasurement loss	3.7	—	—
Dividends to policyholders	0.2	89.0	—

Commission expense	201.4	494.5	—
Capitalization of deferred acquisition costs and contract costs	(93.7)	(291.2)	—
Amortization of deferred acquisition costs and contract costs	78.6	247.6	—
Depreciation and amortization	57.2	19.2	5.0
Compensation and other	1,366.9	854.2	87.7
Total operating expenses	1,610.4	1,324.3	92.7
Total segment expenses	$6,132.6	$3,967.0	$94.1	$10,193.7
Net realized capital losses expense adjustments				70.0
Market risk benefit derivative settlements				(45.9)
Expenses from exited business (1)				200.3
Total expenses per consolidated statements of operations				$10,418.1

(1)	Expenses from exited business included:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Amortization of reinsurance loss	$86.5	$592.9	$74.6
Other impacts of reinsured business	113.9	(164.5)	125.7
Total expenses from exited business	$200.4	$428.4	$200.3

Segment Pre-Tax Operating Earnings

	For the year ended December 31, 2025
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment pre-tax operating earnings	$1,130.8	$510.6	$24.7	$1,666.1
Pre-tax net realized capital losses, as adjusted (1)				(303.7)
Pre-tax loss from exited business (2)				(564.8)
Adjustments related to equity method investments and noncontrolling interest				0.9
Total income before income taxes per consolidated statements of operations				$798.5

122

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment pre-tax operating earnings (losses)	$1,018.2	$454.1	$(8.1)	$1,464.2
Pre-tax net realized capital gains, as adjusted (1)				32.1
Pre-tax income from exited business (2)				84.9
Adjustments related to equity method investments and noncontrolling interest				12.0
Total income before income taxes per consolidated statements of operations				$1,593.2

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment pre-tax operating earnings	$1,062.1	$523.4	$6.6	$1,592.1
Pre-tax net realized capital losses, as adjusted (1)				(334.7)
Pre-tax loss from exited business (2)				(1,127.8)
Adjustments related to equity method investments and noncontrolling interest				19.6
Total income before income taxes per consolidated statements of operations				$149.2

(1)	Pre-tax net realized capital gains (losses), as adjusted, is derived as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Net realized capital losses	$(54.3)	$(152.2)	$(154.7)
Funds withheld adjustments	(106.1)	130.8	(244.2)
Derivative and hedging-related revenue adjustments	(76.7)	76.1	59.6
Market value adjustments to fee revenues	(0.1)	0.1	1.3
Certain variable annuity fees	68.0	71.3	73.3
Net realized capital gains (losses), net of related revenue adjustments	(169.2)	126.1	(264.7)

Amortization of actuarial balances	(14.5)	(1.7)	(0.1)
Capital losses distributed	2.5	0.1	2.5
Derivative and hedging-related expense adjustments	1.6	(3.5)	1.8
Market value adjustments of market risk benefits	(100.1)	(64.2)	(75.9)
Market value adjustments of embedded derivatives	(24.0)	(24.7)	1.7
Net realized capital losses, net of related expense adjustments	(134.5)	(94.0)	(70.0)
Pre-tax net realized capital gains (losses), as adjusted (a)	$(303.7)	$32.1	$(334.7)

(a)	As adjusted before noncontrolling interest capital gains (losses).

(2)	Pre-tax income (loss) from exited business included:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Change in fair value of funds withheld embedded derivative	$(381.1)	$447.4	$(1,085.7)
Net realized capital gains on funds withheld assets	43.2	87.7	165.0
Amortization of reinsurance loss	(84.1)	(589.6)	(68.7)
Other impacts of reinsured business	(142.8)	139.4	(138.4)
Total pre-tax income (loss) from exited business	$(564.8)	$84.9	$(1,127.8)

123

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Income Tax Expense

	For the year ended December 31, 2025
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment income tax expense (benefit)	$130.4	$99.4	$(18.9)	$210.9
Tax benefit related to net realized capital losses, as adjusted				(60.8)
Tax benefit from exited business (1)				(118.5)
Certain adjustments related to equity method investments and noncontrolling interest				0.1
Total income taxes per consolidated statements of operations				$31.7

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment income tax expense (benefit)	$123.7	$90.9	$(17.1)	$197.5
Tax expense related to net realized capital gains, as adjusted				8.9
Tax expense from exited business (1)				17.9
Total income taxes per consolidated statements of operations				$224.3

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment income tax expense (benefit)	$134.2	$95.0	$(13.3)	$215.9
Tax benefit related to net realized capital losses, as adjusted				(66.5)
Tax benefit from exited business (1)				(236.8)
Total income tax benefit per consolidated statements of operations				$(87.4)

(1) Income tax expense (benefit) related to exited business included:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Change in fair value of funds withheld embedded derivative	$(80.0)	$94.0	$(228.0)
Net realized capital gains on funds withheld assets	9.1	18.4	34.7
Amortization of reinsurance loss	(17.7)	(123.8)	(14.4)
Other impacts of reinsured business	(29.9)	29.3	(29.1)
Total income tax expense (benefit) related to exited business	$(118.5)	$17.9	$(236.8)

124

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

22. Revenues from Contracts with Customers

The following tables summarize disaggregation of revenues from contracts with customers, including select financial information by segment, and reconcile totals to those reported in the consolidated financial statements. Revenues from contracts with customers are included in fees and other revenues on the consolidated statements of operations.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Revenue from contracts with customers by segment:
Retirement and Income Solutions	$606.7	$667.1	$556.3
Benefits and Protection:
Specialty Benefits	11.9	12.1	12.7
Life Insurance	89.9	92.0	73.1
Total Benefits and Protection	101.8	104.1	85.8
Corporate	(0.8)	(0.8)	(0.8)
Total segment revenue from contracts with customers	707.7	770.4	641.3
Adjustments for fees and other revenues not within the scope of revenue recognition guidance (1)	1,576.2	1,488.9	1,482.9
Pre-tax other adjustments (2)	70.3	74.7	80.5
Total fees and other revenues per consolidated statements of operations	$2,354.2	$2,334.0	$2,204.7

(1)	Fees and other revenues not within the scope of the revenue recognition guidance primarily represent revenue on contracts accounted for under the financial instruments or insurance contracts standards.
(2)	Pre-tax other adjustments relate to revenues from exited business, certain variable annuity fees and market value adjustments to fee revenues.

Retirement and Income Solutions

Retirement and Income Solutions offers service and trust agreements for defined contribution retirement plans, including 401(k) plans, 403(b) plans, and employee stock ownership plans. The investment components of these service agreements are in the form of mutual fund offerings. In addition, plan sponsor retirement plan trust and custody services are also available through our trust company. Individual retirement accounts (“IRAs”) are offered through Principal Bank. Furthermore, services and trust agreements are offered to non-retirement customers including insurance companies, endowments and other financial institutions.

Administrative service fee revenues are earned for administrative activities performed for the defined contribution retirement plans including recordkeeping and reporting as well as trust and custody, asset management and investment services. Administrative service fee revenues are earned for administrative activities performed for non-retirement plan customers including trust and custody services, defined benefit administration and investment management activities. The majority of these activities are performed daily over time. Fee-for-service transactions are also provided upon client request. These services are considered distinct or grouped into a bundle until a distinct performance obligation is identified. Some performance obligations are considered a series of distinct services, which are substantially the same and have the same pattern of transfer to the customer.

Administrative service fee revenues can be based on a fixed contractual rate for these services or can be variable based upon contractual rates applied to the market value of the client’s investments or assets under administration. If the consideration for this series of performance obligations is based on market value, it is considered variable during the billing period as the services are performed over time. The consideration becomes unconstrained and thus recognized as revenue for each billing period’s series of distinct services once the market value of the client’s investments or assets under administration is determined at market close. Additionally, fixed fees and other revenues are recognized point-in-time as fee-for-service transactions upon completion.

125

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

IRAs are primarily funded by retirement savings rolled over from qualified retirement plans. The IRAs are held in savings accounts, money market accounts and certificates of deposit. Deposit account fee revenues are earned as the performance of establishing and maintaining IRA accounts is completed. Fee-for-service transactions are also provided upon client request. The establishment fees and annual maintenance fees are accrued into earnings over a period of time using the average account life. Upfront and recurring bank fees are related to performance obligations that have the same pattern of transfer to the customer and are recognized in income over time with control transferred to the customers utilizing the output method. These fees are based on a fixed contractual rate. Fixed fees and other revenues are also recognized point-in-time as fee-for-service transactions upon completion. Additionally, commission income is earned on advisory services provided to customers. The revenues are earned over time as the service is performed based upon contractual rates applied to the market value of the clients’ portfolios.

The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Administrative service fee revenue	$587.5	$651.1	$539.5
Deposit account fee revenue	13.3	12.4	11.3
Commission income	5.9	3.6	1.9
Other fee revenue	—	—	3.6
Total revenues from contracts with customers	606.7	667.1	556.3
Fees and other revenues not within the scope of revenue recognition guidance	1,190.4	1,123.3	1,118.7
Total fees and other revenues	1,797.1	1,790.4	1,675.0
Premiums and other considerations	2,250.0	2,644.0	2,935.0
Net investment income	3,137.9	2,828.1	2,584.7
Total operating revenues	$7,185.0	$7,262.5	$7,194.7

Benefits and Protection

Fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for fee-for-service products, nonqualified benefit plans, separate accounts and dental networks. Services within contracts are not distinct on their own; however, we combine the services into a distinct bundle and account for the bundle as a single performance obligation, which is satisfied over time utilizing the output method as services are rendered. The transaction price corresponds with the performance completed to date, for which the value is recognized as revenue during the period. Variability of consideration is resolved at the end of each period and payments are due when billed.

Commission income is earned through sponsored brokerage services. Performance obligations are satisfied at a point in time, upon delivery of a placed case, and the transaction price calculated per the compensation schedule is recognized as revenue.

126

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Specialty Benefits:
Administrative service fees	$11.9	$12.1	$12.7
Total revenues from contracts with customers	11.9	12.1	12.7
Fees and other revenues not within the scope of revenue recognition guidance	17.4	17.8	18.2
Total fees and other revenues	29.3	29.9	30.9
Premiums and other considerations	3,330.0	3,223.9	3,020.9
Net investment income	208.0	191.5	174.3
Total operating revenues	$3,567.3	3,445.3	3,226.1

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Life Insurance:
Administrative service fees	$41.4	$36.9	$30.3
Commission income	48.5	55.1	42.8
Total revenues from contracts with customers	89.9	92.0	73.1
Fees and other revenues not within the scope of revenue recognition guidance	364.9	341.5	332.6
Total fees and other revenues	454.8	433.5	405.7
Premiums and other considerations	239.0	251.5	461.6
Net investment income	420.0	402.2	397.8
Total operating revenues	$1,113.8	1,087.2	1,265.1

Corporate

The Corporate segment includes inter-segment eliminations of fees and other revenues. The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Eliminations	$(0.8)	$(0.8)	$(0.8)
Total revenues from contracts with customers	(0.8)	(0.8)	(0.8)
Fees and other revenues not within the scope of revenue recognition guidance	3.5	6.3	13.4
Total fees and other revenues	2.7	5.5	12.6
Premiums and other considerations	(2.8)	(2.7)	(7.3)
Net investment income	81.6	82.3	115.0
Total operating revenues	$81.5	$85.1	$120.3

Contract Costs

Sales compensation and other incremental costs of obtaining a contract are capitalized and amortized over the period of contract benefit if the costs are expected to be recovered. The contract cost asset, which is included in other assets on the consolidated statements of financial position, was $50.6 million and $47.1 million as of December 31, 2025 and 2024, respectively.

We apply the practical expedient for certain costs where we recognize the incremental costs of obtaining these contracts as an expense when incurred if the amortization period of the assets is one year or less. These costs, along with costs that are not deferrable, are included in operating expenses on the consolidated statements of operations.

127

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Deferred contract costs consist primarily of commissions and variable compensation. We amortize capitalized contract costs on a straight-line basis over the expected contract life, reflecting lapses as they are incurred. Deferred contract costs are subject to impairment testing on an annual basis, or when a triggering event occurs that could warrant an impairment. To the extent future revenues less future maintenance expenses are not adequate to cover the asset balance, an impairment is recognized. For the years ended December 31, 2025, 2024 and 2023, $7.7 million, $7.0 million and $7.6 million, respectively, of amortization expense was recorded in operating expenses on the consolidated statements of operations and no impairment loss was recognized in relation to the costs capitalized.

23. Stock-Based Compensation Plans

As of December 31, 2025, our ultimate parent, PFG, sponsored the 2021 Stock Incentive Plan, the 2014 Stock Incentive Plan, the Employee Stock Purchase Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan (“Stock-Based Compensation Plans”), which resulted in expense to us. No new grants will be made under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan or the Stock Incentive Plan. Under the terms of the 2021 Stock Incentive Plan grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock-based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units under any plans. As part of our fair value process, for each stock-based compensation plan, PFG assesses the impact of material nonpublic information on its share price or expected volatility, as applicable, at the time of grant. No awards in 2025 required a fair value adjustment.

For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against net income for stock-based awards granted under the Stock-Based Compensation Plans was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Compensation cost	$33.9	$29.0	$25.3
Related income tax benefit	7.1	5.9	5.1
Capitalized as part of an asset	1.3	1.2	1.1

Nonqualified Stock Options

No nonqualified stock options were granted to employees during 2025, 2024 and 2023. Previously, nonqualified stock options were granted to certain employees under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding were granted at an exercise price equal to the fair market value of PFG common stock on the date of grant and expire ten years after the grant date.

As of December 31, 2025, we did not have any unrecognized compensation cost related to nonvested stock options.

Performance Share Awards

Performance share awards were granted to certain employees under the 2021 Stock Incentive Plan, 2014 Stock Incentive Plan and the Amended and Restated 2010 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. The performance share awards include a relative total shareholder return modifier under which the number of shares ultimately awarded is also impacted by PFG’s actual shareholder return relative to PFG’s S&P 500 Financial Sector Index peer group. The fair value of performance share awards is determined using a Monte Carlo simulation model. Whether the performance shares are earned depends upon the participant’s continued employment through the performance period (except in the case of specific types of terminations) and PFG’s performance against three-year goals set at the beginning of the performance period. Performance goals based on various PFG factors must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost will be recognized and any previously recognized compensation cost will be reversed. These awards have no maximum contractual term. Dividend equivalents are credited on performance shares outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The weighted-average grant-date fair value of performance share awards granted during 2025, 2024 and 2023 was $90.41, $82.52 and $91.47, respectively.

128

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

As of December 31, 2025, we had $15.1 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 1.6 years.

Restricted Stock Units

Restricted stock units were granted to certain employees and agents under the 2021 Stock Incentive Plan, the 2014 Stock Incentive Plan and the Amended and Restated 2010 Stock Incentive Plan. Restricted stock units are treated as equity awards and are paid in shares. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of specific types of terminations), all vesting stops and unvested units are forfeited. These awards have no maximum contractual term. Dividend equivalents are credited on restricted stock units outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The fair value of restricted stock units is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2025, 2024 and 2023 was $84.55, $80.38 and $86.86, respectively.

As of December 31, 2025, we had $38.4 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 1.7 years.

Employee Stock Purchase Plan

Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a quarterly basis. Employees may purchase up to $25,000 in PFG stock value annually. Employees may purchase shares of our common stock at a price equal to 90% of the shares’ fair market value as of the end of the purchase period.

We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted-average fair value of the discount on the stock purchased was $8.36, $8.30 and $7.49 during 2025, 2024 and 2023, respectively.

129

Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors of

Principal Life Insurance Company

We have audited the consolidated financial statements of Principal Life Insurance Company (the Company) as of December 31, 2025 and 2024, for each of the three years in the period ended December 31, 2025, and have issued our report thereon dated March 26, 2026 incorporated by reference in this Form N-4. Our audits of the consolidated financial statements included the financial statement schedules included in form N-VPFS (the “schedules”). These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 26, 2026

Schedule I - Summary of Investments - Other Than Investments in Related Parties

December 31, 2025

			Amount as
			shown in the
			consolidated
			statement of
		Fair	financial
Type of Investment	Cost	value	position
	(in millions)
Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of U.S government corporations and agencies	$1,977.3	$1,718.4	$1,718.4
States, municipalities and political subdivisions	8,070.7	7,109.6	7,109.6
Foreign governments	545.7	508.4	508.4
Public utilities	5,298.5	4,843.8	4,843.8
Redeemable preferred stock	250.1	237.5	237.5
All other corporate bonds	31,911.7	29,948.2	29,948.2
Residential mortgage-backed securities	3,539.2	3,472.4	3,472.4
Commercial mortgage-backed securities	5,650.5	5,363.5	5,363.5
Collateralized debt obligations	6,415.8	6,420.6	6,420.6
Other debt obligations	10,958.2	10,669.9	10,669.9
Unallocated portfolio layer method basis adjustment	(16.9)	—	—
Total fixed maturities, available-for-sale	74,600.8	70,292.3	70,292.3
Fixed maturities, trading	1,020.5	1,020.5	1,020.5
Equity securities:
Banks, trust and insurance companies	28.2	28.2	28.2
Industrial, miscellaneous and all other	515.8	515.8	515.8
Non-redeemable preferred stock	4.9	4.9	4.9
Total equity securities	548.9	548.9	548.9
Mortgage loans	20,096.4	XXXX	20,096.4
Real estate, net:
Other real estate	2,408.4	XXXX	2,408.4
Policy loans	850.5	XXXX	850.5
Other investments	6,726.5	XXXX	6,726.5
Total investments	$106,252.0	XXXX	$101,943.5

Schedule III - Supplementary Insurance Information

As of December 31, 2025 and 2024 and for each of the years ended December 31, 2025, 2024 and 2023

				Contractholder
	Deferred		Future policy	and other	Market risk
	acquisition	Market risk	benefits and	policyholder	benefit
Segment	costs	benefit asset	claims	funds	liability
	(in millions)
2025:
Retirement and Income Solutions	$1,012.4	$197.1	$32,044.4	$38,404.1	$66.9
Benefits and Protection	2,928.3	—	15,154.7	7,833.2	—
Corporate	—	—	196.7	1.5	—
Total	$3,940.7	$197.1	$47,395.8	$46,238.8	$66.9

2024:
Retirement and Income Solutions	$955.7	$199.5	$29,818.3	$36,027.0	$62.1
Benefits and Protection	2,969.6	—	14,290.5	7,940.9	—
Corporate	—	—	194.5	1.6	—
Total	$3,925.3	$199.5	$44,303.3	$43,969.5	$62.1

Schedule III - Supplementary Insurance Information - (continued)

As of December 31, 2025 and 2024 and for each of the years ended December 31, 2025, 2024 and 2023

				Liability for
			Benefits,	future policy	Market risk	Amortization
	Premiums	Net	claims and	benefits	benefit	of deferred	Other
	and other	investment	settlement	remeasurement	remeasurement	acquisition	operating
Segment	considerations	income (1)	expenses	(gain) loss	loss	costs	expenses (1)
	(in millions)
2025:
Retirement and Income Solutions	$2,250.0	$3,035.0	$4,386.8	$(16.5)	$63.1	$96.1	$1,651.2
Benefits and Protection	3,539.7	616.1	2,739.9	65.0	—	291.6	1,153.5
Corporate	(2.8)	78.9	1.7	—	—	—	50.2
Total	$5,786.9	$3,730.0	$7,128.4	$48.5	$63.1	$387.7	$2,854.9

2024:
Retirement and Income Solutions	$2,644.0	$2,840.5	$4,543.0	$(14.5)	$50.6	$95.2	$1,649.8
Benefits and Protection	3,449.9	583.1	2,287.7	675.7	—	292.8	1,118.7
Corporate	(2.7)	110.8	1.7	—	—	—	79.5
Total	$6,091.2	$3,534.4	$6,832.4	$661.2	$50.6	$388.0	$2,848.0

2023:
Retirement and Income Solutions	$2,935.0	$2,618.8	$4,615.8	$(68.5)	$33.7	$95.9	$1,562.1
Benefits and Protection	3,469.0	545.7	2,609.0	16.0	—	292.8	1,078.0
Corporate	(7.3)	121.0	1.4	—	—	—	92.7
Total	$6,396.7	$3,285.5	$7,226.2	$(52.5)	$33.7	$388.7	$2,732.8

(1)	Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

Schedule IV - Reinsurance

As of December 31, 2025, 2024 and 2023 and for each of the years then ended

					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other		assumed
	amount	companies	companies	Net amount	to net
	($ in millions)
2025:
Life insurance in force	$346,447.3	$369,706.7	$416,733.5	$393,474.1	105.9%

Premiums:
Life insurance and annuities	$3,992.0	$1,386.3	$549.5	$3,155.2	17.4%
Accident and health insurance	2,785.3	153.6	—	2,631.7	—%
Total	$6,777.3	$1,539.9	$549.5	$5,786.9	9.5%

2024:
Life insurance in force	$338,344.0	$351,462.3	$402,770.5	$389,652.2	103.4%

Premiums:
Life insurance and annuities	$4,116.5	$1,113.3	$532.4	$3,535.6	15.1%
Accident and health insurance	2,706.4	150.8	—	2,555.6	—%
Total	$6,822.9	$1,264.1	$532.4	$6,091.2	8.7%

2023:
Life insurance in force	$329,287.2	$333,380.6	$388,012.8	$383,919.4	101.1%

Premiums:
Life insurance and annuities	$3,847.1	$387.9	$517.0	$3,976.2	13.0%
Accident and health insurance	2,576.7	156.2	—	2,420.5	—%
Total	$6,423.8	$544.1	$517.0	$6,396.7	8.1%